                                                 REGISTRATION FILE NO. 33-82570
                                                                      811-04234
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM S-6
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                      POST-EFFECTIVE AMENDMENT NO. 26  [X]

                               -----------------

                        MONY AMERICA VARIABLE ACCOUNT L
                             (EXACT NAME OF TRUST)

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                               -----------------

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                             GOODWIN PROCTER, LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

It is proposed that this filing will become effective (check appropriate box)
    [_]immediately upon filing pursuant to paragraph (b) of Rule 485
    [X]on May 1, 2013 pursuant to paragraph (b) of Rule 485
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_]on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
    [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment

   TITLE OF SECURITIES BEING REGISTERED: Units of interests under separate account flexible premium variable universal life insurance policies.

================================================================================

MONY Life Insurance Company of America

SUPPLEMENT DATED MAY 1, 2013 TO THE CURRENT PROSPECTUSES FOR

MONY CUSTOM MASTER
THE MONYMASTER
MONY CUSTOM EQUITY MASTER
THE MONYEQUITY MASTER

--------------------------------------------------------------------------------

This Supplement modifies certain information in each above-referenced prospectus, supplements to prospectus and statement of additional information (together the "Prospectus") offered by MONY Life Insurance Company of America. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

On April 10, 2013, MONY Life Insurance Company of America ("MONY America"), an indirect wholly-owned subsidiary of AXA Financial, Inc., entered into a reinsurance transaction with Protective Life Insurance Company ("Protective"), whereby Protective will reinsure a substantial portion of MONY America's life insurance and annuity business (the "Reinsured Business"). Your contract is included in the Reinsured Business.

The structure of this transaction, which is common in the insurance industry, is designed to provide strong protection of assets supporting policyholder benefits. Following the closing of the transaction, Protective will reinsure all of the insurance risks of the Reinsured Business and will be responsible for customer service and administration for all policies comprising the Reinsured Business. However, MONY America will continue as your insurer and the terms, features and benefits of your insurance contract will NOT change as a result of the transaction.

The transaction, which is subject to regulatory approvals and the satisfaction of other customary conditions, is expected to close in the second half of 2013. If required by law, you will receive further notice at the time of completion of the transaction.




Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC, 1290
                  Avenue of the Americas, New York, NY 10104.

  Copyright 2013 MONY Life Insurance Company of America. All rights reserved.

                    MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234

                   Custom Master, Custom Equity
                   Master, MONYMaster,
                   MONYEquity Master IF                                 #519839

MONY America Variable Account L
Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2013


Issued by
MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------

This prospectus describes a variable universal life insurance policy issued by MONY Life Insurance Company of America (the "Company"), but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

ALLOCATION OF PREMIUMS AND FUND VALUES:

You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

If you do, you can also tell us to place your premium payments and fund values into any of the different subaccounts of MONY America Variable Account L listed below. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and fund values into the separate account, we will invest them in your choice of subaccounts of the variable account. Each subaccount invests in shares of one of the following portfolios:

--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -- CLASS B SHARES
--------------------------------------------------------------------------------
.. AXA Aggressive                . AXA Moderate Allocation/(1)/
  Allocation/(1)/               . AXA Moderate-Plus Allocation/(1)/
.. AXA Conservative              . Multimanager Small Cap Growth
  Allocation/(1)/
.. AXA Conservative-Plus
  Allocation/(1)/

-----------------------------------------------------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
.. Dreyfus Stock Index Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IA SHARES
------------------------------------------------------------------------------
.. EQ/Calvert Socially          . EQ/Intermediate Government Bond
  Responsible                  . EQ/Money Market
.. EQ/Capital Guardian Research
.. EQ/Core Bond Index


------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IB SHARES
------------------------------------------------------------------------------
.. All Asset Growth-Alt 20      . EQ/Montag & Caldwell Growth
.. EQ/Boston Advisors Equity    . EQ/Quality Bond PLUS
  Income                       . EQ/T. Rowe Price Growth Stock
.. EQ/Equity Growth PLUS        . EQ/UBS Growth and Income
.. EQ/GAMCO Small Company Value
.. EQ/MFS International Growth

-----------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- SERVICE CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
.. VIP Contrafund(R)

--------------------------------------------------------------------------------
 JANUS ASPEN SERIES -- INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
.. Balanced                      . Forty
.. Enterprise                    . Global Research/(2)/
--------------------------------------------------------------------------------

(1)Also referred to as an "AXA Allocation investment option" in this prospectus.

(2)This is the variable investment option's new name, effective on or about May 1, 2013. Please see "The Funds" later in this prospectus for the variable investment option's former name.


DEATH BENEFIT

We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

LIVING BENEFITS

You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

CHARGES AND FEES

The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.

THESE ARE ONLY SOME OF THE TERMS OF THE POLICY. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

This prospectus comes with prospectuses for AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity(R) Variable Insurance Products
(VIP) and Janus Aspen Series.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                        MLA-EQM

                                                                        #417163

Contents of this Prospectus

--------------------------------------------------------------------------------


        ----------------------------------------------------------------
        1. SUMMARY OF THE POLICY
        ----------------------------------------------------------------
        Important policy terms                                        4
        Purpose of the policy                                         4
        Policy premium payments and values                            4
        Charges and deductions                                        6
        Portfolio operating expenses                                  7
        The death benefit                                             8
        Premium features                                              8
        MONY America Variable Account L                               8
        Allocation options                                            8
        Transfer of Fund Value                                        8
        Policy loans                                                  8
        Full surrender                                                9
        Partial surrender                                             9
        Preferred partial surrender                                   9
        Free Look Period                                              9
        Grace period and lapse                                        9
        Tax treatment of increases in Fund Value                      9
        Tax treatment of death benefit                                9
        Riders                                                        9
        Contacting the Company                                        9
        State variations                                             10
        Replacement of existing coverage                             10


        ----------------------------------------------------------------
        2.WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?
        ----------------------------------------------------------------
        MONY Life Insurance Company of America                       11
        How to reach us                                              12
        MONY America Variable Account L                              12


        ----------------------------------------------------------------
        3.THE FUNDS
        ----------------------------------------------------------------
        Purchase of portfolio shares by MONY America Variable
          Account L                                                  16


        ----------------------------------------------------------------
        4.DETAILED INFORMATION ABOUT THE POLICY
        ----------------------------------------------------------------
        Application for a policy                                     17
        Right to examine a policy -- Free Look Period                18
        Premiums                                                     18
        Allocation of net premiums                                   19
        Death benefits under the policy                              20
        Changes in Specified Amount                                  21
        Other optional insurance benefits                            22
        Benefits at maturity                                         23

                          CONTENTS OF THIS PROSPECTUS

        Policy values                                                23
        Determination of Fund Value                                  24
        Calculating Fund Value                                       24
        Calculating unit values for each subaccount                  25
        Transfer of Fund Value                                       25
        Disruptive transfer activity                                 25
        Right to exchange policy                                     26
        Policy loans                                                 26
        Full surrender                                               27
        Partial surrender                                            27
        Preferred partial surrender                                  28
        Grace period and lapse                                       28


        ----------------------------------------------------------------
        5.CHARGES AND DEDUCTIONS
        ----------------------------------------------------------------
        Deductions from premiums                                     31
        Daily deduction from MONY America Variable Account L         31
        Deductions from Fund Value                                   31
        Fund Charges                                                 32
        Transaction and other charges                                33
        Fees and expenses of the Funds                               34
        Guarantee of certain charges                                 34


        ----------------------------------------------------------------
        6.OTHER INFORMATION
        ----------------------------------------------------------------
        Federal income tax considerations                            35
        Voting of Fund shares                                        38
        Disregard of voting instructions                             39
        Report to policy owners                                      39
        Substitution of investments and right to change operations   39
        Changes to comply with law                                   39
        Variations among policies                                    39


        ----------------------------------------------------------------
        7.THE GUARANTEED INTEREST ACCOUNT
        ----------------------------------------------------------------
        General description                                          40
        Limitations on amounts in the Guaranteed Interest Account    40
        Death Benefit                                                40
        Policy charges                                               40
        Transfers                                                    41
        Surrenders and policy loans                                  41


        ----------------------------------------------------------------
        8.MORE ABOUT THE POLICY
        ----------------------------------------------------------------
        Ownership                                                    42
        Beneficiary                                                  42
        Notification and claims procedures                           42
        Payments                                                     42
        Payment plan/settlement provisions                           42
        Payment in case of suicide                                   43
        Assignment                                                   43
        Errors on the application                                    43
        Incontestability                                             43
        Policy Illustrations                                         43
        Distribution of the policies                                 43


        ----------------------------------------------------------------
        9.MORE ABOUT THE COMPANY
        ----------------------------------------------------------------
        Management                                                   46
        State regulation                                             52
        Telephone/fax/Internet transactions                          52
        Legal proceedings                                            52
        Registration Statement                                       52
        Independent registered public accounting firm                52
        Financial statements                                         52


        ----------------------------------------------------------------
        APPENDICES
        ----------------------------------------------------------------

          I  --  Appendix I                                         I-1
         II  --  Appendix II                                       II-1
        III  --  Appendix III                                     III-1

                          CONTENTS OF THIS PROSPECTUS

1. Summary of the policy


--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.

IMPORTANT POLICY TERMS

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

OUTSTANDING DEBT -- THE UNPAID BALANCE OF ANY LOAN WHICH YOU REQUEST ON THE POLICY. THE UNPAID BALANCE INCLUDES ACCRUED LOAN INTEREST WHICH IS DUE AND HAS NOT BEEN PAID BY YOU.

LOAN ACCOUNT -- AN ACCOUNT TO WHICH AMOUNTS ARE TRANSFERRED FROM THE SUBACCOUNTS OF MONY AMERICA VARIABLE ACCOUNT L AND THE GUARANTEED INTEREST ACCOUNT AS COLLATERAL FOR ANY LOAN YOU REQUEST. WE WILL CREDIT INTEREST TO THE LOAN ACCOUNT AT A RATE NOT LESS THAN 5%. THE LOAN ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT.

FUND VALUE -- THE SUM OF THE AMOUNTS UNDER THE POLICY HELD IN EACH SUB-ACCOUNT OF MONY AMERICA VARIABLE ACCOUNT L, THE GUARANTEED INTEREST ACCOUNT, AND THE LOAN ACCOUNT, AND ANY INTEREST THEREON TO SECURE OUTSTANDING DEBT.

CASH VALUE -- THE FUND VALUE OF THE POLICY LESS ANY FUND CHARGE.

SURRENDER VALUE -- THE CASH VALUE LESS ANY OUTSTANDING DEBT REDUCED BY ANY UNEARNED LOAN INTEREST.

MINIMUM MONTHLY PREMIUM -- THE AMOUNT THE COMPANY DETERMINES IS NECESSARY TO KEEP THE POLICY IN EFFECT FOR THE FIRST TWO POLICY YEARS.

GUARANTEED INTEREST ACCOUNT -- THIS ACCOUNT IS PART OF THE GENERAL ACCOUNT OF MONY LIFE INSURANCE COMPANY OF AMERICA (THE "COMPANY"). YOU MAY ALLOCATE ALL OR A PART OF YOUR NET PREMIUM PAYMENTS TO THIS ACCOUNT. THIS ACCOUNT WILL CREDIT YOU WITH A FIXED INTEREST RATE (WHICH WILL NOT BE LESS THAN 5%) DECLARED BY THE COMPANY. (FOR MORE DETAILED INFORMATION, SEE "THE GUARANTEED INTEREST ACCOUNT.")

SPECIFIED AMOUNT -- THE MINIMUM DEATH BENEFIT FOR AS LONG AS THE POLICY REMAINS IN EFFECT.

VALUATION DATE -- OUR "VALUATION DATE", OR "BUSINESS DAY", IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE ("NYSE") IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A VALUATION DATE, OR BUSINESS DAY, DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. PREMIUM PAYMENTS WILL BE APPLIED AND ANY OTHER TRANSACTION REQUESTS WILL BE PROCESSED WHEN THEY ARE RECEIVED ALONG WITH ALL THE REQUIRED INFORMATION UNLESS ANOTHER DATE APPLIES AS INDICATED BELOW

..   IF YOUR PREMIUM PAYMENT, TRANSFER OR ANY OTHER TRANSACTION REQUEST
    CONTAINING ALL THE REQUIRED INFORMATION REACHES US ON ANY OF THE FOLLOWING, WE WILL USE THE NEXT VALUATION DATE:

   -- ON A NON-VALUATION DATE ;

   -- AFTER 4:00 P.M. EASTERN TIME ON A VALUATION DATE; OR

   -- AFTER AN EARLY CLOSE OF REGULAR TRADING ON THE NYSE ON A VALUATION DATE

PURPOSE OF THE POLICY

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value, depending on the option you choose. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

                             SUMMARY OF THE POLICY

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

..   A grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

..   Age 95.

..   Death of the insured.

..   Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed on the following page.


  -

                             SUMMARY OF THE POLICY

CHARGES AND DEDUCTIONS

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found in "Charges and deductions" later in this prospectus. For information concerning compensation paid for the sale of the policy, see "Distribution of the policies."

--------------------------------------------------------------------------------------------------------
 DEDUCTIONS FROM PREMIUMS
--------------------------------------------------------------------------------------------------------
SALES CHARGE
Varies based on number of years the policy has     Premiums paid during first ten policy years -- 4.00%
been in effect. It is a percentage of Premium      Premiums paid during policy years 11-20 -- 2.00%
paid.                                              Premiums paid after policy year 20 -- 0.00%
TAX CHARGE                                         State and local -- 2.00%
DAC CHARGE                                         Federal -- 1.25%

-----------------------------------------------------------------------------------------------
 DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
-----------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE
Maximum Annual Rate                                0.75% of subaccount value (0.002055% daily)

------------------------------------------------------------------------------------------------------------------------
 DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                           Current cost of insurance rate x net amount at risk at the beginning of the policy month

ADMINISTRATIVE CHARGE
                                                                      EACH OF 1ST      EACH MONTH
Monthly charge based on Specified Amount of        SPECIFIED AMOUNT   12 POLICY MONTHS THEREAFTER
policy.                                            ----------------   ---------------- ----------
                                                   Less than $250,000 $31.50*          $6.50
                                                   $250,000-$499,999  $28.50*          $3.50
                                                   $500,000 or more   $25.00*          None
                                                   * Reduced by $5.00 for issue ages 0 through 17.

GUARANTEED DEATH BENEFIT CHARGE                    $0.01 per $1,000 of Specified Amount and certain Rider amounts.
Monthly Charge for Death Benefit Rider             Please note that the Rider requires that premiums on the policy itself be paid in order to remain in effect.
OPTIONAL INSURANCE BENEFITS CHARGE
Monthly Deduction for any other Optional
Insurance Benefits added by rider.                 As applicable.

-------------------------------------------------------------------------------------------------------------------------
 TRANSACTION AND OTHER CHARGES
-------------------------------------------------------------------------------------------------------------------------
Partial Surrender Fee                              The lesser of 2% of the amount surrendered or $25.
Transfer of Fund Value (at Company's option)       Maximum of $25 on each transfer in a policy year exceeding four./(1)/
SPECIAL SERVICES CHARGES
Wire transfer charge/(2)/                          Current and Maximum Charge: $90
Express mail charge/(2)/                           Current and Maximum Charge: $35
Policy illustration charge/(3)/                    Current and Maximum Charge: $25
Duplicate policy charge/(3)/                       Current and Maximum Charge: $35
Policy history charge/(3)(4)/                      Current and Maximum Charge: $50
Charge for returned payments/(3)/                  Current and Maximum Charge: $25
-------------------------------------------------------------------------------------------------------------------------

(1)Currently, there is no charge on transfers among investment options.
(2)Unless you specify otherwise, this charge will be deducted from the amount you request.

(3)The charge for this service must be paid using funds outside of your policy. Please see "Charges and Deductions" later in this Prospectus for more information.
(4)The charge for this service may be less depending on the policy history you request. Please see "Charges and Deductions" later in this Prospectus for more information.


--------------------------------------------------------------------------------
                                                                 ADMINISTRATIVE
FUND CHARGES                                       ISSUE AGE*     FUND CHARGE
ADMINISTRATIVE FUND CHARGE                         ----------     -----------
Administrative fund charge over 14 years based on  0-25            $2.50
a schedule.                                        26              3.00
 Factors per $1,000 of Specified Amount vary       27              3.50
based on issue age.                                28              4.00
                                                   29              4.50
                                                   30 or higher    5.00
--------------------------------------------------------------------------------

                             SUMMARY OF THE POLICY

---------------------------------------------------------------------------------------------------------------------------------
FUND CHARGES                                       ISSUE AGE*                               PERCENTAGE
SALES FUND CHARGE                                  ----------                               ----------
Percentage of premiums paid in the first 5 years,  0-17                                       50%
up to a maximum                                    18-65                                      75
amount of premiums called the target premium       66                                         70
calculated based on a                              67                                         65
schedule over 14 years.                            68                                         60
                                                   69                                         55
                                                   70 or higher                               50
                                                   *Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

                                                   The Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OPERATING EXPENSES

MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. You also bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the portfolios that you will pay periodically during the time that you own the policy. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


-------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from Portfolio  Lowest Highest
assets including management fees, 12b-1 fees,service fees, and/or other expenses)/(1)/         0.28%  1.30%
-------------------------------------------------------------------------------------------------------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the Dreyfus Stock Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Small Cap Growth Portfolio.

                             SUMMARY OF THE POLICY

THE DEATH BENEFIT

The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

OPTION I -- The death benefit equals the greater of:

(a)The Specified Amount in force on the date of death plus the increase in Fund Value since the last Monthly Anniversary Day, and

(b)Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

OPTION II -- The death benefit equals the greater of:

(a)The Specified Amount in force on the date of death, plus the Fund Value on the date of death, and

(b)The Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."

When you apply for insurance, you can purchase either of two benefit periods under the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect during the applicable benefit period. At issue, you can elect either one of two benefit periods as follows: (a) the later of the insured's age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy's Cash Value. (See "Detailed information about the policy -- Guaranteed Death Benefit Rider.")

PREMIUM FEATURES

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value, less any Outstanding Debt, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L."

ALLOCATION OPTIONS

You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products (VIP), or Janus Aspen Series (collectively the "Funds"). The subaccounts available under the policy are described in "The Funds."

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value" under "Detailed information about the policy" for more information.

POLICY LOANS

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.

The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the

                             SUMMARY OF THE POLICY
continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any fund surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full surrender" under "Detailed information about the policy" for more information.

PARTIAL SURRENDER

You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500 and the resulting Specified Amount is not less than the minimum we then allow. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Partial surrender" under "Detailed information about the policy" for more information.

Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the fund charge may be assessed on a partial surrender.

PREFERRED PARTIAL SURRENDER

You may request up to 10% of your Policy's Cash Value without reducing the Specified Amount of your policy and without incurring a fund charge. The maximum amount available for preferred partial surrenders during a policy year will be determined on the date of the first surrender in that policy year. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred partial surrender" under "Detailed information about the policy" for more information.

FREE LOOK PERIOD

This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to examine a Policy -- Free Look Period."

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1)it has a Cash Value, less any Outstanding Debt, greater than zero;

(2)you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

(3)during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See "Choice of Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace period and lapse."

You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.

TAX TREATMENT OF INCREASES IN FUND VALUE

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal income tax considerations."

TAX TREATMENT OF DEATH BENEFIT

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will generally not be subject to federal income taxes when received by the beneficiary. See "Federal income tax considerations."

RIDERS

Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are six riders available with this policy:

..   Guaranteed Death Benefit Rider

..   Spouse's Term Rider (This rider is no longer available for new elections.)

..   Children's Term Insurance Rider

..   Accidental Death Benefit Rider

..   Purchase Option Rider

..   Waiver of Monthly Deductions Rider

CONTACTING THE COMPANY

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 100 Madison Street, Syracuse, New York 13202, 1-800-487-6669.

                             SUMMARY OF THE POLICY

STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.

  -

                             SUMMARY OF THE POLICY

2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described. Please refer to "Telephone/Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:

  MONY Life Insurance Company of America
  P.O. Box 5064
  New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  JPMorgan Chase -- Lockbox Processing
  Lockbox -- MONY Life Insurance Company of America -- LBX 5064
  4 Chase Metrotech Center
  7th Floor East
  Brooklyn, NY 11245
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:

  MONY Life Insurance Company of America
  Policyholder Services
  100 Madison Street
  Syracuse, New York 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our Operations Center is: 100 Madison Street, Syracuse, New York 13202.
--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:

Customer service representatives are available weekdays from 9AM to 5PM,
Eastern Time, at 1-800-487-6669.
--------------------------------------------------------------------------------
 BY INTERNET:

You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through axa-equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.

                              -------------------

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust.

MONY America Variable Account L is divided into subdivision called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ Advisors Trust EQ/Core Bond Index Portfolio. These portfolios serve only as the underlaying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

3. The Funds

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the policy.


The AXA Allocation Portfolios and the All Asset Growth-Alt 20 Portfolio offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the All Asset Growth-Alt 20 Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the All Asset Growth-Alt 20 Portfolio than certain other portfolios available to you under your policy. Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the All Asset Growth-Alt 20 Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your Fund Value may rise less than it would have without these defensive actions.


The investment strategies of the Portfolios are designed to reduce the overall volatility of your Fund Value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the policy. This approach, while reducing volatility, may also suppress the investment performance of your policy.

The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this

                                   THE FUNDS
prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios.


-------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --
 CLASS B SHARES                                                                    INVESTMENT MANAGER
 PORTFOLIO NAME                   OBJECTIVE                                        (OR SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION         Seeks to achieve long-term capital appreciation. .   AXA Equitable Funds Management
                                                                                       Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE                  Seeks to achieve a high level of current income. .   AXA Equitable Funds Management
  ALLOCATION                                                                           Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS             Seeks to achieve current income and growth of    .   AXA Equitable Funds Management
  ALLOCATION                      capital, with a greater emphasis on current          Group, LLC
                                  income.
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION           Seeks to achieve long-term capital appreciation  .   AXA Equitable Funds Management
                                  and current income.                                  Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                 Seeks to achieve long-term capital appreciation  .   AXA Equitable Funds Management
  ALLOCATION                      and current income, with a greater emphasis on       Group, LLC
                                  capital appreciation.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP            Seeks to achieve long-term growth of capital     .   AXA Equitable Funds Management
  GROWTH                          with an emphasis on risk-adjusted returns and        Group, LLC
                                  managing volatility in the Portfolio.            .   BlackRock Investment Management,
                                                                                       LLC
                                                                                   .   Lord, Abbett & Co. LLC
                                                                                   .   Morgan Stanley Investment
                                                                                       Management Inc.
                                                                                   .   NorthPointe Capital, LLC


-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES           SHARE                                                   INVESTMENT MANAGER
 PORTFOLIO NAME            CLASS  OBJECTIVE                                        (OR SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH - ALT 20  IB     Seeks long-term capital appreciation and         .   AXA Equitable Funds Management
                                  current income.                                      Group, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY  IB     Seeks a combination of growth and income to      .   Boston Advisors, LLC
  INCOME                          achieve an above-average and consistent total
                                  return.
-------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        IA     Seeks to achieve long-term capital appreciation. .   Calvert Investment Management Inc.
  RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN        IA     Seeks to achieve long-term growth of capital.    .   Capital Guardian Trust Company
  RESEARCH
-------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX         IA     Seeks to achieve a total return before expenses  .   AXA Equitable Funds Management
                                  that approximates the total return performance       Group, LLC
                                  of the Barclays Intermediate U.S.                .   SSgA Funds Management, Inc.
                                  Government/Credit Index, including reinvestment
                                  of dividends, at a risk level consistent with
                                  that of the Barclays Intermediate U.S.
                                  Government/Credit Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS      IB     Seeks to achieve long-term growth of capital     .   AXA Equitable Funds Management
                                  with an emphasis on risk-adjusted returns            Group, LLC
                                  managing volatility in the Portfolio.            .   BlackRock Capital Management, Inc.
                                                                                   .   BlackRock Investment Management,
                                                                                       LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY     IB     Seeks to maximize capital appreciation.          .   GAMCO Asset Management, Inc.
  VALUE
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE            IA     Seeks to achieve a total return before expenses  .   AXA Equitable Funds Management
  GOVERNMENT BOND                 that approximates the total return performance       Group, LLC
                                  of the Barclays Intermediate U.S. Government     .   SSgA Funds Management, Inc.
                                  Bond Index, including reinvestment of
                                  dividends, at a risk level consistent with that
                                  of the Barclays Intermediate U.S. Government
                                  Bond Index.
-------------------------------------------------------------------------------------------------------------------------

                                   THE FUNDS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES         SHARE                                                 INVESTMENT MANAGER
 PORTFOLIO NAME          CLASS  OBJECTIVE                                      (OR SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL     IB     Seeks to achieve capital appreciation.         .   Massachusetts Financial Services
  GROWTH                                                                           Company d/b/a MFS Investment
                                                                                   Management
---------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET          IA     Seeks to obtain a high level of current        .   The Dreyfus Corporation
                                income, preserve its assets and maintain
                                liquidity.
---------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL     IB     Seeks to achieve capital appreciation.         .   Montag & Caldwell, LLC
  GROWTH
---------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS     IB     Seeks to achieve high current income           .   AllianceBernstein L.P.
                                consistent with moderate risk to capital.
---------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH  IB     Seeks to achieve long-term capital             .   T. Rowe Price Associates, Inc.
  STOCK                         appreciation and secondarily, income.
---------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND        IB     Seeks to achieve total return through capital  .   UBS Global Asset Management
  INCOME                        appreciation with income as a secondary            (Americas) Inc.
                                consideration.

---------------------------------------------------------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND, INC. --                                                         INVESTMENT MANAGER
 INITIAL SHARES                             OBJECTIVE                                      (OR SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,                   The fund seeks to match the total return of    .   The Dreyfus Corporation
  INC.                                      the Standard & Poor's(R) 500 Composite Stock   .   Index Fund Manager: Mellon
                                            Price Index.                                       Capital Management

-------------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE                                                          INVESTMENT MANAGER
 PRODUCTS (VIP) -- INITIAL CLASS          OBJECTIVE                                      (OR SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)             Seeks long-term capital appreciation.          .   Fidelity Management and Research
  PORTFOLIO                                                                                  Company (FMR)

---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES --                                                         INVESTMENT MANAGER
 INSTITUTIONAL SHARES           OBJECTIVE                                      (OR SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO              Seeks long-term capital growth, consistent     .   Janus Capital Management LLC
                                with preservation of capital and balanced by
                                current income.
---------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO            Seeks long-term growth of capital.             .   Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO                 Seeks long-term growth of capital.             .   Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------
GLOBAL RESEARCH                 Seeks long-term growth of capital.             .   Janus Capital Management LLC
  PORTFOLIO/(1)/
---------------------------------------------------------------------------------------------------------------------


(1)This is the Portfolio's new name, effective on or about May 1, 2013. The Portfolio's former name was Janus Aspen Worldwide Portfolio.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

                                   THE FUNDS

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

  -

                                   THE FUNDS

4. Detailed information about the policy

--------------------------------------------------------------------------------

The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of AXA Advisors, LLC ("AXA Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy -- Distribution of the policies"). A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

TEMPORARY INSURANCE COVERAGE

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premiums -- Premium flexibility."

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

..   the Policy Release Date, if the policy is issued as applied for;

..   the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

..   no later than 90 days from the date the Temporary Insurance Agreement is signed;

..   the 45th day after the form is signed if you have not finished the last required medical exam;

..   5 days after the Company sends notice to you that it declines to issue any policy; and

..   the date you tell the Company that the policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

..   the Policy Release Date, if the policy is issued as applied for;

..   the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

..   the date you tell the Company that the policy will be refused; and

..   the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

(1)the insurance coverage applied for (including any optional riders) up to $500,000, less

(2)the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1)the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2)the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

                     DETAILED INFORMATION ABOUT THE POLICY

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.

INITIAL PREMIUM PAYMENT

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for, is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy -- Free Look Period."

POLICY DATE

The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

RISK CLASSIFICATION

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Federal income tax considerations" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

The Free Look Period starts with the delivery of the Policy and ends on the latest of: (a) 10 days after its delivery to you; (b) 45 days after you sign
Part I of the application; and (c) 10 days after we mail or deliver a Notice of Withdrawal Right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

Your premiums will be allocated to the Money Market Subaccount until the end of the Free Look Period.

PREMIUMS

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

PREMIUM FLEXIBILITY

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

(1)the policy's Specified Amount,

(2)any riders added to the policy, and

(3)the insured's

   (a)Age,

   (b)smoking status,

   (c)gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value -- Cost of insurance"), and

   (d)underwriting class.

The Minimum Monthly Premium will be shown in the policy. Subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first two policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."

Generally, your policy remains in effect so long as your policy has Surrender Value. Charges that maintain your policy are deducted

                     DETAILED INFORMATION ABOUT THE POLICY
monthly from Fund Value. The Surrender Value of your policy is affected by:

(1)the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

(2)the interest earned in the Guaranteed Interest Account,

(3)the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions, and

(4)Outstanding debt.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Surrender Value of your policy is sufficient to pay these charges. See "Grace period and lapse."

SCHEDULED PREMIUM PAYMENTS (PLANNED PREMIUM PAYMENTS)

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments after the first 2 policy years. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policy owners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MONYMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")

GUARANTEED DEATH BENEFIT RIDER

When you apply for a policy, you will be able to choose to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas. (See "Other optional insurance benefits.")

MODIFIED ENDOWMENT CONTRACTS

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations -- Modified Endowment Contracts."

UNSCHEDULED PREMIUM PAYMENTS

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy," and "Federal income tax considerations." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied as premium payments. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

If you skip or stop paying premiums, the policy will continue in effect until the Surrender Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your policy is guaranteed to remain in effect as long as:

(a)the Surrender Value is greater than zero; or

(b)you have purchased the Guaranteed Death Benefit Rider and you have met all its requirements; or

(c)during the first two policy years, the Minimum Monthly Premium requirements are satisfied.

ALLOCATION OF NET PREMIUMS

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.


You may change the allocation of net premiums at any time by submitting a proper written request to the Company's Operations Center at 100 Madison Street, Syracuse, New York, 13202. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form

                     DETAILED INFORMATION ABOUT THE POLICY
has been received by us at our Operations Center at 100 Madison Street, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax/Internet transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Date we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions."

DEATH BENEFITS UNDER THE POLICY

When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1)The policy's death benefit, plus

(2)Any insurance proceeds provided by rider, less

(3)Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges), less

(4)If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

OPTION I -- The death benefit equals the greater of:

(a)The Specified Amount on date of death, plus the increase in Fund Value since last Monthly Anniversary Day; and

(b)The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined by the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal income tax considerations." The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

OPTION II -- The death benefit equals the greater of:

(a)The Specified Amount of the policy, plus the Fund Value as of date of death; and

(b)The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

EXAMPLES OF OPTIONS I AND II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

------------------------------------------------------------
                               POLICY 1  POLICY 2  POLICY 3
------------------------------------------------------------
Specified Amount               $100,000  $100,000  $100,000
------------------------------------------------------------
Fund Value on Date of Death     $35,000   $60,000   $85,000
------------------------------------------------------------
Death Benefit Percentage           150%      150%      150%
------------------------------------------------------------
Death Benefit under Option 1   $100,000  $150,000  $212,500
------------------------------------------------------------
Death Benefit under Option II  $135,000  $160,000  $212,500
------------------------------------------------------------

Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) and the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 + ($60,000 x 150%) = $150,000 for Policy 2; $85,000 + ($85,000 x 150%) = $212,500 for
Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 + ($60,000 x 150%) = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 + ($85,000 x 150%) = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

                     DETAILED INFORMATION ABOUT THE POLICY

CHANGES IN DEATH BENEFIT OPTION


You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's Operations Center. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.


If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value --Cost of insurance." If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the Death Benefit Option may have tax consequences.

CHANGES IN SPECIFIED AMOUNT

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81 or if the monthly deduction is being waived. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.


To increase or decrease the Specified Amount, send a written application to the Company's Operations Center. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information -- Federal income tax considerations" for certain possible tax consequences and limitations.


INCREASES

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and deductions." In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed. You cannot increase the Specified Amount if monthly deductions are being waived under the Waiver of Monthly Deduction rider.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.

DECREASES

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

(1)To reduce the coverage segments of Specified Amount associated with the most recent increases, then

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(2)To the next most recent increases successively, and last

(3)To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See "Charges and deductions -- Fund charges." Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

(1)Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy,

(2)To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy, or

(3)The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal income tax considerations" for information on how changes in benefits can have limitations and tax implications under various tax rules.

OTHER OPTIONAL INSURANCE BENEFITS

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits and their limitations. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" and "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

GUARANTEED DEATH BENEFIT RIDER

When you apply for your policy you will be able to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

The Guaranteed Death Benefit Rider allows you to choose the length of the period during which the policy is guaranteed to remain in effect. The available two periods are:

..   until the Insured age reaches 75 (but not less than 10 years from the
    Policy Date); or

..   until the Maturity Date of your policy.

To remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date or the Maturity Date of the Policy ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Deductions from Fund Value -- Guaranteed Death Benefit Charge"

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

(1)total the actual premiums you have paid for the policy, and

(2)subtract the amount of:

   (a)partial surrenders (and associated fees), and

   (b)outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We:

(1)take the Monthly Guarantee Premium specified by the rider and

(2)multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the rider, will end. Once ended, the rider cannot be reinstated.

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The grace period for this rider is explained in the section called "Grace period and lapse -- if Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)

SPOUSE'S TERM RIDER

This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later. (This rider is no longer available for new elections.)

CHILDREN'S TERM INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of one-fifth of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer.

ACCIDENTAL DEATH BENEFIT RIDER

This rider pays the benefit amount selected if the insured dies as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

(1)accidental death occurs as the result of riding as a passenger, and

(2)the accidental death occurred while riding in a public conveyance, and

(3)the public conveyance was being operated commercially to transport passengers for hire.

The maximum amount of coverage is the initial specified amount but not more than the greater of:

(1)$100,000 total coverage of all such insurance in the Company or its affiliates, or

(2)$200,000 of all such coverages regardless of insurance companies issuing such coverages.

PURCHASE OPTION RIDER

This rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

..   Marriage of the insured.

..   Birth of a child of the insured.

..   Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

BENEFITS AT MATURITY

The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender
Value of the policy. See "Other Information - Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

POLICY VALUES

FUND VALUE

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the sub-accounts.

CASH VALUE

The Cash Value of the policy equals the Fund Value less Fund Charge. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.

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DETERMINATION OF FUND VALUE

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

..   Payment of premiums.

..   Amount held in the Loan Account to secure any Outstanding Debt.

..   Partial surrenders.

..   Preferred Partial Surrenders.

..   The charges assessed in connection with the policy.

..   Investment experience of the subaccounts.

..   Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

..   The investment income.

..   Realized and unrealized capital gains and losses.

..   Expenses of a portfolio including the investment adviser fees.

..   Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

..   Make partial surrenders.

..   Make Preferred Partial Surrenders.

..   Make full surrenders.

..   Transfer amounts from a subaccount (including transfers to the Loan
    Account).

..   Pay the death benefit when the insured dies.

..   Pay monthly deductions from the policy's Fund Value.

..   Pay policy transaction charges.

..   Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.


Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's Operations Center. If the premium or request reaches our Operations Center on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 PM Eastern Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.


You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".

CALCULATING FUND VALUE

The Fund Value of your policy on the policy date is:

(a)the net premiums received by us on or before the policy date; less

(b)the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a policy as follows:

(a)determine the policy's Fund Value in each subaccount (see below) on that Valuation Date;

(b)determine the amount of any refund by multiplying the Fund Value in the subaccount by 0.04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

(c)total the Fund Value in each subaccount on that Valuation Date;

(d)add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date for: (i) any amounts transferred to Loan Account; (ii) any amounts transferred to the sub-accounts and applicable transfer charge; (iii) any partial surrender and its fee; and (iv) any monthly deductions.

(e)add any amounts in the Loan Account on that Valuation Date;

(f)add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

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(g)add any net premiums received on that Valuation Date;

(h)deduct any partial surrender, and its fee, made on that Valuation Date; and

(i)deduct any monthly deduction to be made on that Valuation Date.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

(1)Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2)Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deductions from MONY America Variable Account -- Mortality and Expense Risk Charge." If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4)Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone/fax/Internet transactions." Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axaequitable.com.. See "Telephone/fax/Internet transactions".

After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage

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frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

RIGHT TO EXCHANGE POLICY

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be 0.5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no

                     DETAILED INFORMATION ABOUT THE POLICY
more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. During the first 2 policy years, your policy will lapse when (1) the sum of all premiums paid less partial surrenders, fees and Outstanding Debt is less than the required minimum premium amount, and (2) the minimum payment required is not made during the grace period. After the second policy anniversary (or, in some instances, the second anniversary following an increase), your policy will lapse when (1) Cash Value less Outstanding Debt is insufficient to cover the monthly deduction against the policy's Fund Value on any Monthly Anniversary Day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."

FULL SURRENDER

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the "Surrender value").

You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan/settlement provisions." For information on the tax effects of surrender of a policy, see "Federal income tax consideration."

PARTIAL SURRENDER

With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the Valuation Date that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year. A partial surrender may not result in a Specified Amount in force less than the minimum we then allow.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender. However, partial surrenders from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial surrender of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value held in the Guaranteed Interest Account bears to the Fund Value in the Guaranteed Interest Account. and all subaccounts on the date of the partial surrender.


You may make a partial surrender by submitting a proper written request to the Company's Operations Center. Partial surrender allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages and at least 10% of the partial surrender must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest Account and all the subaccounts. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.


If death benefit Option 1 is in effect on the day on which a partial surrender is made, we shall then reduce the amount of the death benefit payable on that day by the amount of the partial surrender, plus its applicable fee. If the amount of that reduced death benefit is less than the Specified Amount in force on that day, then the Specified Amount in force on that day will be decreased to equal the amount of that reduced death benefit. But the amount of partial surrender cannot result in a Specified Amount in force less than the minimum Specified Amount we allow. A partial surrender will not change the

                     DETAILED INFORMATION ABOUT THE POLICY

Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death benefits under the policy."

A fee for each Partial Surrender will be assessed. See "Charges and deductions -- transaction and other charges". In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and deductions -- Fund charges."

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."

PREFERRED PARTIAL SURRENDER

A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1)it has a Surrender Value greater than zero, or

(2)if you have purchased the Guaranteed Death Benefit Rider, you satisfy all the requirements of that rider; and

(3)you make any required additional premium payments during a 61-day Grace
   Period.

SPECIAL RULE FOR THE FIRST TWO POLICY YEARS

During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

..   Your policy's Surrender Value is greater than zero, or

..   The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

Your policy may be at risk of lapse depending on whether or not the Guaranteed Death Benefit Rider is in effect if:

..   The insufficiency occurs at any other time, or

..   The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

See the explanation below.

IF GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT

To avoid lapse if (1) the Surrender Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

(1)The Minimum Monthly Premium not paid, plus

(2)Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

(1)The monthly deduction not paid, plus

(2)Two succeeding monthly deductions or, if greater, the number of monthly deductions until the next scheduled premium due date, plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and deductions -- deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

(1)The amount of the death benefit immediately prior to the start of the grace period, reduced by

(2)Any unpaid monthly deductions and any Outstanding Debt.

IF GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Surrender Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

(1)The Guaranteed Death Benefit Rider is in effect, and

                     DETAILED INFORMATION ABOUT THE POLICY

(2)The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

REINSTATEMENT

We may reinstate a lapsed policy at any time, but only:

(1)before the maturity date, and

(2)within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed policy we must also receive:

(1)a written application from you,

(2)evidence of insurability satisfactory to us,

(3)payment of all monthly deductions that were due and unpaid during the grace period,

(4)payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date and

(5)payment or reinstatement of any debt due us on the policy, plus payment of interest on any reinstated debt from the date of rein statement to the next policy anniversary at the rate which applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1)The Fund Charges will be equal to the Fund Charges that would have existed had your policy been in effect since the original policy date.

(2)The Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period that the policy was not in effect.

(3)Any Outstanding Debt on the date of lapse will also be reinstated.

(4)No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.

  -

                     DETAILED INFORMATION ABOUT THE POLICY

5. Charges and Deductions

--------------------------------------------------------------------------------

The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

-------------------------------------------------------------------------------
 DEDUCTIONS FROM PREMIUMS
-------------------------------------------------------------------------------
SALES CHARGE                            4% during first 10 policy years
It is a % of Premium paid               2% in policy years 11-20
                                        0% after policy year 20

TAX CHARGE                              State and local -- 2%

DAC CHARGE                              Federal -- 1.25%
-------------------------------------------------------------------------------
 DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
-------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE         0.75% of subaccount value (0.002055%
Maximum Annual Rate                     daily)
-----------------------------------------------------------------------------
 DEDUCTIONS FROM FUND VALUE
-----------------------------------------------------------------------------
COST OF INSURANCE CHARGE               Current cost of insurance rate x net
                                       amount at risk at the beginning of
                                       the policy month. The cost of
                                       insurance rates vary depending on a
                                       number of factors, including, but not
                                       limited to, the individual
                                       characteristics of the insured and
                                       the policy year.

ADMINISTRATIVE CHARGE                  See discussion of Administrative
Monthly                                Charge for schedule.

GUARANTEED DEATH BENEFIT CHARGE        $0.01 per $1,000 of Specified Amount
Monthly Charge for Death Benefit Rider and certain Rider amounts. Please note that the Rider requires that
                                       premiums on the policy itself be paid
                                       in order to remain in effect.

OPTIONAL INSURANCE BENEFITS CHARGE
Monthly Deduction for any other
Optional Insurance Benefits added by
rider.                                 As applicable.
-----------------------------------------------------------------------------
 TRANSACTION AND OTHER CHARGES
-----------------------------------------------------------------------------
..   Partial Surrender Fee               .   The lesser of 2% of the amount
..   Transfer of Fund Value (at              surrendered or $25.
    Company's Option)                   .   Maximum of $25 on transfers
                                            which exceed 4 in any policy
                                            year./(1)/

SPECIAL CHARGES
..   Wire transfer charge                .   Current and Maximum Charge: $90
..   Express mail charge                 .   Current and Maximum Charge: $35
..   Policy illustration charge          .   Current and Maximum Charge: $25
..   Duplicate policy charge             .   Current and Maximum Charge: $35
..   Policy history charge               .   Current and Maximum Charge: $50
..   Charge for returned payments        .   Current and Maximum Charge: $25
-----------------------------------------------------------------------------
FUND CHARGES                            See discussion of Fund Charges for
..   ADMINISTRATIVE FUND CHARGE          grading schedule.
   Grades from 100% to 0% over 15
   years based on a schedule.
   Factors per $1,000 of Specified
   Amount vary based on issue age,
   gender, and underwriting class.

..   SALES FUND CHARGE                   See discussion of Fund Charges for
   Percentage of premium paid in        percentage schedule.
   first five years up to a maximum
   amount of premiums called the
   target premium. Grades from 100%
   to 0% over 15 years based on a
   schedule. Factors per $1,000 of
   Specified Amount vary based on
   issue age, gender and
   underwriting class.
-----------------------------------------------------------------------------
(1)Currently, there is no charge on transfers among investment options.

                            CHARGES AND DEDUCTIONS

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

SALES CHARGE -- This charge is equal to a percent of premiums paid as follows:

..   Policy years 1-10: 4%

..   Policy years 11-20: 2%

..   Policy years after 20: 0%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

TAX CHARGE -- State and local premium tax -- currently 2%; charge for federal tax deferred acquisition costs of the Company -- currently 1.25%.

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% DAC charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC
Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax deferred acquisition cost provisions.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

MORTALITY AND EXPENSE RISK CHARGE -- Maximum of 0.002055% of the amount in the subaccount, which is equivalent to an annual rate of 0.75% of subaccount value.

The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to 0.04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

DEDUCTIONS FROM FUND VALUE

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

COST OF INSURANCE -- This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) at most ages than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose policies have been in effect for the same

                            CHARGES AND DEDUCTIONS
amount of time. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

ADMINISTRATIVE CHARGE

An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.

-------------------------------------------------------------------------------
                                                         FIRST 12  EACH POLICY
                                                         POLICY      MONTH
                                                         MONTHS    THEREAFTER
-------------------------------------------------------------------------------
Specified Amount:
-------------------------------------------------------------------------------

  Less than $250,000                                     $31.50*   $6.50
-------------------------------------------------------------------------------

  $250,000 to $499,000                                   28.50*    3.50
-------------------------------------------------------------------------------

  $500,000 or more                                       25.00*    None
-------------------------------------------------------------------------------

* Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

GUARANTEED DEATH BENEFIT CHARGE -- If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

OPTIONAL INSURANCE BENEFITS CHARGE -- A monthly deduction for any other optional insurance benefits added to the policy by rider.

FUND CHARGES

There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, which are contingent deferred loads. They are contingent loads because they are assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

ADMINISTRATIVE FUND CHARGE

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

---------------------------------------------------------------------------------
                                                     ADMINISTRATIVE
              ISSUE AGE*                               FUND CHARGE
---------------------------------------------------------------------------------
                 0-25                                     $2.50
---------------------------------------------------------------------------------
                  26                                      3.00
---------------------------------------------------------------------------------
                  27                                      3.50
---------------------------------------------------------------------------------
                  28                                      4.00
---------------------------------------------------------------------------------
                  29                                      4.50
---------------------------------------------------------------------------------
             30 or higher                                 5.00
---------------------------------------------------------------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

SALES FUND CHARGE

To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums

                            CHARGES AND DEDUCTIONS
paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

---------------------------------------------------------------------------------
                                                      PERCENTAGE OF
                 AGE*                                 PREMIUMS PAID
---------------------------------------------------------------------------------
                 0-17                                      50%
---------------------------------------------------------------------------------
                 18-65                                     75%
---------------------------------------------------------------------------------
                  66                                       70%
---------------------------------------------------------------------------------
                  67                                       65%
---------------------------------------------------------------------------------
                  68                                       60%
---------------------------------------------------------------------------------
                  69                                       55%
---------------------------------------------------------------------------------
             70 or higher                                  50%
---------------------------------------------------------------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. An additional Sales Fund Charge is created each time a new coverage segment of Specified Amount is added. The Sales Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Sales Fund Charge.

During the first two Policy years, the Sales Fund Charge will be further limited.

As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE. The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or
(3) a partial surrender. The Fund Charges, as well as the transaction charge assessed for the partial surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account in the same manner as monthly deductions. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

..   Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

..   Transfer of Fund Value -- Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Federal income tax considerations -- Our income taxes."

We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.


.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

                            CHARGES AND DEDUCTIONS

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.


.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy is returned for insufficient funds, we will charge a maximum of $25.

FEES AND EXPENSES OF THE FUNDS

The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth in "Fees and Expenses of the Funds." Their Boards govern the Funds. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

GUARANTEE OF CERTAIN CHARGES

We guarantee that the following charges will not increase:

(1)Mortality and expense risk charge.

(2)Administrative charge.

(3)Sales charge.

(4)Guaranteed cost of insurance rates.

(5)Fund charge.

(6)Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

(1)Future expectations with respect to investment earnings,

(2)Mortality,

(3)Length of time policies will remain in effect,

(4)Expenses, and

(5)Taxes.

In no event will they exceed the guaranteed rates defined in the policy.

                            CHARGES AND DEDUCTIONS

6. Other information


--------------------------------------------------------------------------------


FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident and that the policy qualifies as life insurance under federal tax rules. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that for any reason a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements, though no assurances can be given in this regard.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

INCOME TAX TREATMENT OF POLICY BENEFITS

In general, we believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract." An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Pre-death distributions from Modified Endowment Contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as Modified Endowment Contracts if the policies are issued by the same insurance company (or its affiliates) to the same policy owner in the same calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

                               OTHER INFORMATION

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Amount received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

(1)When the taxpayer is at least 59 1/2 years old;

(2)Which is attributable to the taxpayer becoming disabled; or

(3)Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

A corporation or other non-natural person owner will not meet any of these exceptions.

A policy may not be a Modified Endowment Contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a Modified Endowment Contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a Modified Endowment Contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance policies.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

(2)Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen. For Puerto Rico and other jurisdictions, income is considered U.S. source income.

                               OTHER INFORMATION

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RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.

BUSINESS AND EMPLOYER OWNED POLICIES Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar insurance plans may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATES, GIFTS AND OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax

                               OTHER INFORMATION
consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform recently announced its tax reform options. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioner's Standard Ordinary mortality tables ("1980 CSO tables").

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

OUR INCOME TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

VOTING OF FUND SHARES

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

(1)The Investment Company Act of 1940 (the "Act") or any regulations thereunder is amended, or

(2)The present interpretation of the Act should change, and

(3)As a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount,

                               OTHER INFORMATION
which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company. One effect of proportionate voting is that a small number of policy owners may control the outcome of a vote.

DISREGARD OF VOTING INSTRUCTIONS

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

A statement will be sent at least annually to each policy owner setting forth:

(1)A summary of the transactions which occurred since the last statement, and

(2)Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

(1)Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

(2)In the sole judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

The substituted portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs, tax considerations or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

(1)Be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

(2)Be deregistered under that Act if such registration is no longer required, or

(3)Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

CHANGES TO COMPLY WITH LAW

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.

                               OTHER INFORMATION

7. The Guaranteed Interest Account


--------------------------------------------------------------------------------

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be 0.5% higher. Neither increase is guaranteed.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to exchange Policy. See "Right to exchange Policy."

DEATH BENEFIT

The Death Benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The Death Benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. Under Option II, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value on date of death or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. See "Death Benefits under the Policy."

POLICY CHARGES

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment

                        THE GUARANTEED INTEREST ACCOUNT
experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

..   Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to exchange the Policy. See "Right to exchange the Policy."

..   Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

   -- one in any policy year,

   -- the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

   -- the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations for transfers in excess of four per policy year, subject to the maximum charge guaranteed in the policy on the number and the dollar amount of transfers.

SURRENDERS AND POLICY LOANS

You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full surrender," and "Partial surrender." However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

  -

                        THE GUARANTEED INTEREST ACCOUNT

8. More about the policy


--------------------------------------------------------------------------------

OWNERSHIP

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

JOINT OWNERS

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.


The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at our Operations Center; and (b) the 14th day after the insured's death.


THE POLICY

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)Pay death benefit proceeds, and

(2)Pay the Surrender Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

..   The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

..   An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about account policy to government regulators.

PAYMENT PLAN/SETTLEMENT PROVISIONS

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased, the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

                             MORE ABOUT THE POLICY

PAYMENT IN CASE OF SUICIDE

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT


You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's Operations Center. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.") An assignment may also have other tax consequences for which you should consult your tax adviser.


ERRORS ON THE APPLICATION

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

(a)is the Fund Value on the date of death; and

(b)is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or sex to the insurance rate that would have applied on that monthly anniversary day based on the correct age and sex.

INCONTESTABILITY

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

(1)The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from its date of issue; and

(2)An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATIONS

Upon written request, the Company will send you a hypothetical illustration of future benefits under the policy based on both guaranteed and current cost assumptions. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable,
(ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
L. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Summary of the policy" and "Charges and deductions" earlier in this Prospectus.

DISTRIBUTOR COMPENSATION. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on account value of the policies sold ("asset-based compensation") up to a maximum of 0.10% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid on or after the increase to a maximum amount. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual

                             MORE ABOUT THE POLICY
compensation based on a percentage of the account value of the policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.


AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.


DIFFERENTIAL COMPENSATION. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of the Company's policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.


The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments made to AXA Distributors include payments to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.


ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain Company policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation

                             MORE ABOUT THE POLICY

Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

                             MORE ABOUT THE POLICY

9. More about the Company

--------------------------------------------------------------------------------

MANAGEMENT

The business address for the officers and directors of MONY Life Insurance Company of America ("MONY America"), unless otherwise stated, is 1290 Avenue of the Americas, New York, NY 10104.

No officer or director listed below receives any compensation from Variable Account L. In addition, MONY America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to Variable Account L.

DIRECTORS


-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America
AXA                                    (since July 2004); Director of AXA
25, Avenue Matignon                    Equitable (since September 1993);
75008 Paris, France                    Chairman of the Board of AXA Financial
                                       (since April 1998); Vice Chairman
                                       (February 1996 to April 1998). Chairman
                                       and Chief Executive Officer of AXA
                                       since April 2010; prior thereto,
                                       Chairman of the Management Board (May
                                       2000 to April 2010) and Chief Executive
                                       Officer of AXA (January 2000 to May
                                       2002); Vice Chairman of AXA's
                                       Management Board (January 2000 to May
                                       2001). Director or officer of various
                                       subsidiaries and affiliates of the AXA
                                       Group. Director of AllianceBernstein
                                       Corporation, the general partner of
                                       AllianceBernstein Holding and
                                       AllianceBernstein. Director, Nestle
                                       S.A. since April 2012. A former
                                       Director of Donaldson, Lufkin and
                                       Jenrette ("DLJ") (July 1993 to November
                                       2000).
-------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life and MONY America
AXA                                    (since July 2004); Director of AXA
25, Avenue Matignon                    Equitable (since February 1998). Member
75008 Paris, France                    of AXA's Board of Directors and Deputy
                                       Chief Executive Officer (since April
                                       2010); prior thereto, Member of the AXA
                                       Management Board (February 2003 to
                                       April 2010) and Chief Financial Officer
                                       (May 2003 through December 2009), prior
                                       thereto, Executive Vice President,
                                       Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior
                                       thereto Senior Executive Vice
                                       President, International
                                       (US-UK-Benelux) AXA (January 1997 to
                                       January 2000); Member of the AXA
                                       Executive Committee (since January
                                       2000); Director, AXA Financial (since
                                       November 2003), AllianceBernstein
                                       (since February 1996) and various AXA
                                       affiliated companies. Former Director
                                       of DLJ (February 1997 to November 2000).
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable, MONY Life and MONY America
70 South Fifth Street                  since May 2011. Since April 2010, Mr.
Park Ridge, NJ 07656                   de Oliveira has been a member of AXA's
                                       Board of Directors, where he serves on
                                       the Finance Committee (Chair) and Audit
                                       Committee, and from April 2009 to May
                                       2010, he was a member AXA's Supervisory
                                       Board. He is currently the Managing
                                       Director of the consulting firm
                                       Investment Audit Practice, LLC, based
                                       in New York, NY. From 2002 and 2006,
                                       Mr. de Oliveira was an adjunct
                                       professor of Finance at Columbia
                                       University. Prior thereto, starting in
                                       1977, he spent 24 years at JP Morgan &
                                       Co. where he was Chairman and Chief
                                       Executive Officer of JP Morgan
                                       Investment Management and was also a
                                       member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently a member of the Board of
                                       Directors of Investment Audit Practice,
                                       LLC, the Kauffman Foundation, Fonds de
                                       Dotation du Louvre, Tattinger-Kobrand,
                                       Quilvest SA and The Red Cross.
                                       Previously he was a Director of JP
                                       Morgan Suisse, American Century
                                       Company, Inc., SunGard Data Systems and
                                       The Hartford Insurance Company.
-------------------------------------------------------------------------------

                            MORE ABOUT THE COMPANY

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Andrew J. McMahon                      Director (since May 2011) and President
                                       (since January 2011), AXA Equitable and
                                       AXA Equitable Financial Services, LLC;
                                       prior thereto, Senior Executive Vice
                                       President and President, Financial
                                       Protection and Wealth Management
                                       (January 2010 to January 2011);
                                       Executive Vice President (September
                                       2005 to January 2010); Senior Vice
                                       President (March 2005 to September
                                       2005). Director (since May 2011),
                                       Senior Executive Vice President (since
                                       February 2011) and President, Financial
                                       Protection and Wealth Management (May
                                       2010 to January 2011), AXA Financial,
                                       Inc.; prior thereto, President [on an
                                       interim basis] (January 2011 to
                                       February 2011). Director (since May
                                       2011) and President (since January
                                       2011), MONY Life and MONY America;
                                       prior thereto, Senior Executive Vice
                                       President and President, Financial
                                       Protection and Wealth Management (May
                                       2010 to January 2011); Executive Vice
                                       President (September 2005 to May 2010);
                                       Director (since February 2008),
                                       Financial Marketing Agency, Inc.
                                       Director and Chief Financial Protection
                                       & Wealth Management Officer (since
                                       March 2010), AXA Distributors, LLC.
                                       Director (since March 2010) and Member
                                       of the Audit Committee (since June
                                       2010), U.S. Financial Life Insurance
                                       Company. Director (since February
                                       2007), Chief Financial Protection &
                                       Wealth Management Officer (since March
                                       2010), AXA Advisors, LLC. Director
                                       (since December 2005) and Chairman of
                                       the Board (since July 2007), AXA
                                       Network, LLC.
-------------------------------------------------------------------------------

Danny L. Hale                          Director of AXA Financial, AXA
900 20th Avenue South, Unit 1411       Equitable, MONY Life and MONY America
Nashville, TN 37212                    since May 2010. From January 2003 to
                                       March 2008, served as Senior Vice
                                       President and Chief Financial Officer
                                       of The Allstate Corporation. Prior to
                                       joining The Allstate Corporation in
                                       January 2003, Executive Vice President
                                       and Chief Financial Officer of the
                                       Promus Hotel Corporation until its
                                       acquisition by the Hilton Hotels Group
                                       in 1999. Executive Vice President and
                                       Chief Financial Officer of USF&G
                                       Corporation from 1993 to 1998.
-------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable, MONY Life and MONY America
Naples, FL 34108                       since May 2010. Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA Inc, serving
                                       on the Audit Committee (Chair),
                                       Compensation and Governance Committee
                                       and Executive Committee.
-------------------------------------------------------------------------------

Anthony J. Hamilton                    Director of AXA Financial, Inc. (since
AXA UK plc                             December 1995). Director of AXA
5 Old Broad Street                     Equitable, MONY Life and MONY America
London, England EC2N 1AD               (since May 2006). Non-executive
                                       Chairman of AXA UK plc (since 1997).
                                       Prior thereto, Chief Executive Officer
                                       (1978 to October 2002) and Director
                                       (March 1978 to December 2004) of
                                       Fox-Pitt, Kelton Group Limited.
                                       Currently, Chairman of the Remuneration
                                       and Nomination Committee of AXA UK plc;
                                       Member of AXA's Board of Directors
                                       since April 2010 and is currently
                                       Chairman of AXA's Audit Committee and a
                                       Member of AXA's Compensation and Human
                                       Resources Committee; prior thereto,
                                       Member of the Supervisory Board and
                                       Chairman of the Audit Committee and
                                       Member of the Compensation Committee of
                                       AXA (1997 to April 2010); Former
                                       Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since
                                       2004); Former Member of the Board of
                                       Governors of Club de Golf Valderrama
                                       (2006 to 2011).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
113 Waterford Circle                   Equitable, MONY Life and MONY America
Berwyn, PA 19312                       since May 2012. From 2006 to December
                                       2011, Ms. Fallon-Walsh served as Head
                                       of Institutional Retirement Plan
                                       Services at The Vanguard Group, Inc.
                                       ("Vanguard"). Ms. Fallon-Walsh joined
                                       Vanguard in 1995 and prior to becoming
                                       the Head of Institutional Retirement
                                       Plan Services, Ms. Fallon-Walsh served
                                       in several executive positions. Prior
                                       to joining Vanguard, Ms. Fallon-Walsh
                                       served as Executive Vice President, Bay
                                       Area Region and LA Gold Coast Region at
                                       Bank of America Corporation from 1992
                                       to 1995. From 1981 to 1992, Ms.
                                       Fallon-Walsh held several management
                                       positions at Security Pacific
                                       Corporation, which was acquired by Bank
                                       of America in 1992.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Affinity Health Plans                  Equitable, MONY Life and MONY America
2500 Halsey Street #2                  since May 2012. Since November 2012,
Bronx, NY 10461                        Mr. Scott has served as President and
                                       Chief Executive Officer of Affinity
                                       Health Plans. From June 2010 to
                                       December 2011, Mr. Scott served as
                                       President, U.S. Commercial of CIGNA
                                       Corporation. Prior thereto, he served
                                       as Executive Vice President of
                                       TIAA-CREF from 2000 to June 2010 and as
                                       President and Chief Executive Officer
                                       of TIAA-CREF Life Insurance Company
                                       from 2000 to 2007. Since 2002, a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, and serves on
                                       the Audit Committee and Compensation
                                       and Benefits Committee.
-------------------------------------------------------------------------------

                            MORE ABOUT THE COMPANY

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA
The New York Community Trust           Equitable, MONY Life and MONY America
909 Third Avenue                       (since September 2006). President of
New York, NY 10022                     The New York Community Trust (since
                                       1990). Prior thereto, Executive Vice
                                       President of The New York Community
                                       Trust (1987 to 1990). Director and
                                       Chairperson of Corporate Governance
                                       Committee and Member of Executive and
                                       Compensation Committees of
                                       AllianceBernstein Corporation (since
                                       July 2002); Former Director and
                                       Chairman of the Board of BoardSource,
                                       Co-Chairperson of Panel on the
                                       Nonprofit Sector, Trustee of The New
                                       School University. Former Chairman of
                                       the Board of Governors of the Milano
                                       School of Management & Urban Policy
                                       (The New School).
-------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation          Equitable, MONY Life and MONY America
1345 Avenue of the Americas            (since February 2009). Director,
New York, NY 10105                     Chairman of the Board and Chief
                                       Executive Officer of AllianceBernstein
                                       Corporation (since December 2008).
                                       Prior thereto, Executive Vice President
                                       of Merrill Lynch & Co. (September 2008
                                       to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division
                                       of Goldman Sachs Group, Inc. (March
                                       1986 to March 2008); also held the
                                       following positions: Co-Head of the
                                       Financial Institutions Group Tokyo
                                       (1990-1996). Currently, Director of
                                       Keewaydin Camp; Chairman of the
                                       Investment Committee of Trinity
                                       College; Chairman of the Board of
                                       California Institute of the Arts; and
                                       Co-Chair of Friends of the Carnegie
                                       International.
-------------------------------------------------------------------------------


OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY
                                       America. Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President
                                       (since January 2011), AXA America
                                       Holdings, Inc. Director (since February
                                       2011), AllianceBernstein Corporation.
-------------------------------------------------------------------------------


OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN THE PAST
 NAME AND PRINCIPAL BUSINESS ADDRESS   FIVE YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc., MONY
                                       Life and MONY America. Senior Executive
                                       Director and Chief Human Resources
                                       Officer, AXA Equitable Financial
                                       Services, LLC and AXA Equitable (since
                                       December 2012). Prior thereto, Senior
                                       Executive Vice President AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (March 2011 to December
                                       2012). Senior Executive Vice President,
                                       Head of Human Resources, UniCredit
                                       Group (2005 to February 2011). Vice
                                       President, Human Resources, General
                                       Electric (2001 to 2004). Former
                                       Director, MONY Assets Corp. (March 2011
                                       to December 2011).
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director and Chief Accounting
                                       Officer (since December 2012), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to September
                                       2011); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President and Chief
                                       Accounting Officer, AXA Financial, MONY
                                       Life and MONY America (since September
                                       2011).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Vice President and Deputy General
                                       Counsel of AXA Financial, Inc.
                                       (September 2008 to present). Senior
                                       Vice President and Deputy General
                                       Counsel of MONY Life, MONY America and
                                       MONY Financial Services, Inc. (July
                                       2004 to present). Senior Vice President
                                       (since August 2008) and General Counsel
                                       (since December 2010) of AXA Equitable
                                       Life and Annuity Company. Prior
                                       thereto, Senior Vice President and
                                       Deputy General Counsel (August 2008 to
                                       December 2010).
-------------------------------------------------------------------------------

                            MORE ABOUT THE COMPANY

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN THE PAST
 NAME AND PRINCIPAL BUSINESS ADDRESS   FIVE YEARS
-------------------------------------------------------------------------------
Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY Life and MONY America
                                       (since June 2005). Vice President,
                                       Secretary and Associate General Counsel
                                       (since June 2005), AXA Financial, Inc.
                                       Vice President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation.
-------------------------------------------------------------------------------

Charles A. Marino                      Executive Director and Chief Actuary
                                       (since December 2012); prior thereto,
                                       Executive Vice President (September
                                       2006 to December 2012) and Chief
                                       Actuary (since September 2005), AXA
                                       Equitable and AXA Equitable Financial
                                       Services, LLC, prior thereto, Senior
                                       Vice President (September 2000 to
                                       September 2006), Actuary (May 1998 to
                                       September 2005), Vice President (May
                                       1998 to September 2000), Assistant Vice
                                       President (October 1991 to May 1998);
                                       Executive Vice President (since
                                       September 2006) and Chief Actuary
                                       (since September 2005), MONY Life and
                                       MONY America, prior thereto, Senior
                                       Vice President (July 2004 to September
                                       2006); Executive Vice President (since
                                       September 2006) and Chief Actuary
                                       (since September 2005), prior thereto,
                                       Senior Vice President (September 2000
                                       to September 2006), Actuary (September
                                       1999 to September 2005). Director and
                                       Vice President (since December 2003),
                                       AXA Financial (Bermuda) Ltd. Director
                                       (since December 2006), President, Chief
                                       Executive Officer and Chief Financial
                                       Officer (since March 2010), AXA
                                       Equitable Life and Annuity Company;
                                       prior thereto, Senior Vice President
                                       and Appointed Actuary (May 2007 to
                                       March 2010). Director (since May 2007),
                                       President (since January 2008), Chief
                                       Executive Officer and Chief Financial
                                       Officer (since March 2010), U.S.
                                       Financial Life Insurance Company; prior
                                       thereto, Senior Vice President
                                       (December 2004 to January 2008) and
                                       Chief Actuary (August 2006 to January
                                       2008). Senior Vice President and
                                       Actuary (since April 2004). Director
                                       (since May 2007), Financial Marketing
                                       Agency, Inc.
-------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present) and
                                       Deputy General Counsel (February 2010
                                       to present) of MONY Life and MONY
                                       America. Managing Director, Chief
                                       Compliance Officer and Deputy General
                                       Counsel (since December 2012); prior
                                       thereto, Senior Vice President
                                       (February 2005 to December 2012), Chief
                                       Compliance Officer (February 2005 to
                                       present), and Deputy General Counsel
                                       (February 2010 to present) AXA
                                       Equitable and AXA Equitable Financial
                                       Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance
                                       Officer and Associate General Counsel
                                       (February 2005 to February 2010), AXA
                                       Equitable and AXA Equitable Financial
                                       Services, LLC, Vice President, Deputy
                                       General and Chief Litigation Counsel
                                       (2000 to February 2005) of The MONY
                                       Group; prior thereto, Vice President
                                       and Chief Litigation Counsel (1990 to
                                       2000).
-------------------------------------------------------------------------------

Mary Fernald                           Lead Director (since December 2012),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable; prior thereto,
                                       Senior Vice President and Chief
                                       Underwriting Officer (September 2008 to
                                       December 2012). Senior Vice President
                                       and Chief Underwriting Officer, MONY
                                       Life and MONY America (September 2008
                                       to present). Senior Vice President and
                                       Chief Underwriter, Scottish Re (2000 to
                                       September 2008).
-------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Director and
                                       President, Retirement Savings (since
                                       December 2012), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Senior Executive Vice
                                       President (February 2011) and
                                       President, Retirement Savings (February
                                       2011 to present). Senior Executive Vice
                                       President and President, Retirement
                                       Savings, MONY Life and MONY America
                                       (since February 2011). Director and
                                       Member of the Audit Committee (since
                                       February 2011), U.S. Financial Life
                                       Insurance Company and AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chief Retirement Savings Officer (since
                                       February 2011), AXA Advisors, LLC.
                                       Director (since November 2008) and
                                       Member of the Audit Committee, AXA
                                       Corporate Solutions Life Reinsurance
                                       Company. Director, Chairman of the
                                       Board, President, Chief Executive
                                       Officer and Chief Retirement Savings
                                       Officer (since February 2011), AXA
                                       Distributors, LLC. Head of Global
                                       Strategy & Business Support and
                                       Development (June 2008 to January
                                       2011), AXA SA. Senior Vice President of
                                       Retail Distribution Business Platforms
                                       (February 2006 to June 2008), AXA
                                       Equitable; prior thereto, Vice
                                       President (May 2005 to February 2006).
-------------------------------------------------------------------------------

                            MORE ABOUT THE COMPANY

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN THE PAST
 NAME AND PRINCIPAL BUSINESS ADDRESS   FIVE YEARS
-------------------------------------------------------------------------------
Robert O. (Bucky) Wright               Senior Executive Director and Head of
                                       Wealth Management, AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (since December 2012); prior
                                       thereto, Executive Vice President (July
                                       2010 to December 2012). Executive Vice
                                       President, MONY Life and MONY America
                                       (since July 2010). Director (since July
                                       2010), President (October 2012 to
                                       January 2013) and Chief Sales Officer
                                       (September 2009 to February 2013), AXA
                                       Advisors, LLC. Director (since February
                                       2012), Executive Vice President (since
                                       April 2011) and Chief Sales Officer
                                       (since April 2010), AXA Network, LLC.
                                       Director (July 2010 to May 2012), MONY
                                       Brokerage, Inc. Director (July 2004 to
                                       May 2012) and Chairman of the Board
                                       (August 2004 to May 2012), MONY
                                       Securities Corporation. Senior Vice
                                       President and Chief Agency Officer and
                                       various positions (1976 to July 2004),
                                       MONY Life.
-------------------------------------------------------------------------------

Amy J. Radin                           Senior Executive Director and Chief
                                       Marketing Officer, AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (since December 2012); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Marketing Officer
                                       (February 2012 to December 2012), AXA
                                       Equitable Financial Services, LLC, and
                                       AXA Equitable. Executive Vice President
                                       and Chief Marketing Officer (since
                                       February 2012), AXA Financial, Inc.,
                                       MONY Life and MONY America. Executive
                                       Vice President and Chief Innovation
                                       Officer, E*TRADE (September 2010 to
                                       January 2012); Senior Vice President
                                       and Chief Marketing Officer, Reader's
                                       Digest Association (June 2009 to May
                                       2010); Executive Vice President,
                                       Citigroup (June 2000 to February 2009);
                                       Executive Vice President and Chief
                                       Marketing Officer, Dime Bancorp. (July
                                       1998 to May 2000); Vice President,
                                       American Express (October 1985 to July
                                       1998).
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc., MONY Life
                                       and MONY America. Senior Executive
                                       Director and Chief Financial Officer,
                                       AXA Equitable (since December 2012);
                                       prior thereto, Senior Executive Vice
                                       President and Chief Financial Officer
                                       (June 2012 to December 2012). Director,
                                       Senior Executive Director and Chief
                                       Financial Officer (since June 2012),
                                       AXA Equitable Financial Services, LLC.
                                       Prior to joining AXA Equitable, Mr.
                                       Malmstrom was a member of the Executive
                                       Board and served as the Head of the
                                       Life Business at AXA Winterthur. Prior
                                       to joining AXA Winterthur in January
                                       2009, Mr. Malmstrom was a Senior Vice
                                       President at Swiss Life, where he was
                                       also a member of the Management
                                       Committee. Mr. Malmstrom joined Swiss
                                       Life in 1997, and held several
                                       positions of increasing responsibility
                                       during his tenure. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company. Director
                                       and Chairman (since July 2012),
                                       Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       and Chairman of the Board; Member of
                                       the Audit Committee (Chairman) (since
                                       July 2012), U.S. Financial Life
                                       Insurance Company.
-------------------------------------------------------------------------------

                            MORE ABOUT THE COMPANY

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN THE PAST
 NAME AND PRINCIPAL BUSINESS ADDRESS   FIVE YEARS
-------------------------------------------------------------------------------
Joshua E. Braverman                    Executive Vice President and Treasurer
                                       (since September 2012), AXA Financial,
                                       MONY Life and MONY America. Senior
                                       Executive Director and Treasurer (since
                                       December 2012), AXA Equitable; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to December
                                       2012), Senior Vice President, Head of
                                       Derivatives (September 2009 to
                                       September 2012). Director, Executive
                                       Vice President and Treasurer and Member
                                       of the Audit Committee (since September
                                       2012), AXA Equitable Life and Annuity
                                       Company. Director, Executive Vice
                                       President and Treasurer and Member of
                                       the Audit Committee (since September
                                       2012), U.S. Financial Life Insurance
                                       Company. Director, President, Chief
                                       Executive Officer and Chief Investment
                                       Officer and Chairman of the Audit
                                       Committee (since September 2012), AXA
                                       Corporate Solutions Life Reinsurance
                                       Company. Director and Chairman (since
                                       September 2012), Equitable Casualty
                                       Insurance Company. Director, President
                                       and Chief Executive Officer (since
                                       September 2012), AXA RE Arizona
                                       Company. Executive Vice President and
                                       Treasurer (since September 2012), AXA
                                       America Holdings, Inc. Director,
                                       President and Chief Financial Officer
                                       (since September 2012), AXA
                                       Distribution Holding Corporation.
                                       Director, President and Treasurer
                                       (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Prior to joining
                                       AXA Equitable, Executive Vice
                                       President, Global Head of Derivatives
                                       at AEGON USA, LLC (May 2003 to
                                       September 2009).
-------------------------------------------------------------------------------

Michael B. Healy                       Executive Director (since December
                                       2012) (Executive Vice President from
                                       May 2011 to December 2012) and Chief
                                       Information Officer (since May 2011),
                                       AXA Equitable; prior thereto, Senior
                                       Vice President and Chief Information
                                       Officer (11/10 - 05/11); Senior Vice
                                       President (09/09 - 11/10).
                                       Executive Vice President and Chief
                                       Information Officer (since May 2011),
                                       MONY Life and MONY America; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (11/10 -
                                       05/11); Senior Vice President (09/09 -
                                       11/10). Prior to joining AXA Equitable,
                                       Senior Vice President, Program Office at
                                       Marsh & McLennan Companies Inc. (April
                                       2003 to August 2009).
-------------------------------------------------------------------------------

                            MORE ABOUT THE COMPANY

STATE REGULATION

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE/FAX/INTERNET TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing the transaction authorization form found online at www.axa-equitable.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, fax or Internet instructions as of the end of the business day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, fax or Internet transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax/ Internet transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines and forms are available online at www.axa-equitable.com.

Please note that our telephone or Internet system may not always be available. Any telephone or Internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.

LEGAL PROCEEDINGS

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 300 Madison Avenue, New York, New York, 10017.

FINANCIAL STATEMENTS

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company are set forth herein.


These financial statements have been audited by Pricewater-houseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence.


The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http:// www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

                            MORE ABOUT THE COMPANY

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

With respect to MONY America Variable Account L
Report of Independent Registered Public Accounting Firm...............  FSA-2
   Statements of Assets and Liabilities as of December 31, 2012.......  FSA-3
   Statements of Operations for the Year Ended December 31, 2012...... FSA-32
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2012 and December 31, 2011.......................... FSA-54
   Notes to Financial Statements...................................... FSA-91

With respect to MONY Life Insurance Company of America:
Report of Independent Registered Public Accounting Firm...............    F-1
Financial Statements:
   Balance Sheets, December 31, 2012 and December 31, 2011............    F-2
   Statements of Earnings (Loss), Years Ended December 31, 2012, 2011
     and 2010.........................................................    F-3
   Statements of Comprehensive Income (Loss), Years Ended December
     31, 2012, 2011 and 2010..........................................    F-4
   Statements of Shareholder's Equity, Years Ended December 31, 2012,
     2011 and 2010....................................................    F-5
   Statements of Cash Flows, Years Ended December 31, 2012, 2011 and
     2010.............................................................    F-6
   Notes to Financial Statements......................................    F-7

                                 FSA-1  e413477

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America
and the Contractowners of MONY America Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options of MONY America Variable Account L listed in Note 1 at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

                                     FSA-2

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                     ALL ASSET GROWTH- AMERICAN CENTURY VP MID AXA AGGRESSIVE AXA BALANCED
                                                          ALT 20*          CAP VALUE FUND       ALLOCATION*    STRATEGY*
                                                     ----------------- ----------------------- -------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $62,595,218           $287,807          $20,936,518    $9,327,717
Receivable for The Trusts shares sold...............         48,615                 --               65,212            --
Receivable for policy-related transactions..........             --                164                   --        19,221
                                                        -----------           --------          -----------    ----------
   Total assets.....................................     62,643,833            287,971           21,001,730     9,346,938
                                                        -----------           --------          -----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased.............             --                123                   --        19,220
Payable for policy-related transactions.............         48,615                 --               65,212            --
                                                        -----------           --------          -----------    ----------
   Total liabilities................................         48,615                123               65,212        19,220
                                                        -----------           --------          -----------    ----------
NET ASSETS..........................................    $62,595,218           $287,848          $20,936,518    $9,327,718
                                                        ===========           ========          ===========    ==========

NET ASSETS:
Accumulation Unit Value.............................    $62,549,993           $287,848          $20,935,806    $9,327,718
Retained by MONY America in Separate Account MLOA L.         45,225                 --                  712            --
                                                        -----------           --------          -----------    ----------
TOTAL NET ASSETS....................................    $62,595,218           $287,848          $20,936,518    $9,327,718
                                                        ===========           ========          ===========    ==========

Investments in shares of The Trusts, at cost........    $58,025,073           $273,811          $20,649,072    $9,034,031
The Trusts shares held
   Class A..........................................             --                 --                   85            --
   Class B..........................................      3,390,232                 --            2,105,481       742,683
   Class II.........................................             --             19,726                   --            --

                                                     AXA CONSERVATIVE
                                                       ALLOCATION*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $3,146,762
Receivable for The Trusts shares sold...............           629
Receivable for policy-related transactions..........            --
                                                        ----------
   Total assets.....................................     3,147,391
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............           629
                                                        ----------
   Total liabilities................................           629
                                                        ----------
NET ASSETS..........................................    $3,146,762
                                                        ==========

NET ASSETS:
Accumulation Unit Value.............................    $3,140,904
Retained by MONY America in Separate Account MLOA L.         5,858
                                                        ----------
TOTAL NET ASSETS....................................    $3,146,762
                                                        ==========

Investments in shares of The Trusts, at cost........    $3,173,024
The Trusts shares held
   Class A..........................................           101
   Class B..........................................       327,459
   Class II.........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                     AXA CONSERVATIVE AXA CONSERVATIVE- AXA CONSERVATIVE AXA GROWTH  AXA MODERATE
                                                     GROWTH STRATEGY* PLUS ALLOCATION*     STRATEGY*     STRATEGY*   ALLOCATION*
                                                     ---------------- ----------------- ---------------- ----------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $2,726,600       $6,706,241        $1,510,181    $ 9,864,909 $33,384,003
Receivable for policy-related transactions..........         2,152              809             1,538        163,109     109,801
                                                        ----------       ----------        ----------    ----------- -----------
   Total assets.....................................     2,728,752        6,707,050         1,511,719     10,028,018  33,493,804
                                                        ----------       ----------        ----------    ----------- -----------

LIABILITIES:
Payable for The Trusts shares purchased.............         2,152              809             1,538        163,109     109,801
                                                        ----------       ----------        ----------    ----------- -----------
   Total liabilities................................         2,152              809             1,538        163,109     109,801
                                                        ----------       ----------        ----------    ----------- -----------
NET ASSETS..........................................    $2,726,600       $6,706,241        $1,510,181    $ 9,864,909 $33,384,003
                                                        ==========       ==========        ==========    =========== ===========

NET ASSETS:
Accumulation Unit Value.............................    $2,726,600       $6,706,203        $1,510,177    $ 9,864,909 $33,377,989
Retained by MONY America in Separate Account MLOA L.            --               38                 4             --       6,014
                                                        ----------       ----------        ----------    ----------- -----------
TOTAL NET ASSETS....................................    $2,726,600       $6,706,241        $1,510,181    $ 9,864,909 $33,384,003
                                                        ==========       ==========        ==========    =========== ===========

Investments in shares of The Trusts, at cost........    $2,670,759       $6,591,668        $1,495,828    $ 9,470,970 $33,018,542
The Trusts shares held
   Class A..........................................            --              157                --             --         290
   Class B..........................................       222,901          695,512           132,545        735,373   2,498,035

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                       AXA MODERATE    AXA MODERATE-   AXA TACTICAL AXA TACTICAL AXA TACTICAL
                                                     GROWTH STRATEGY* PLUS ALLOCATION* MANAGER 400* MANAGER 500* MANAGER 2000*
                                                     ---------------- ---------------- ------------ ------------ -------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $24,929,084      $67,940,250      $111,736     $159,705     $119,604
Receivable for policy-related transactions..........        18,762           75,557            46           --           --
                                                       -----------      -----------      --------     --------     --------
   Total assets.....................................    24,947,846       68,015,807       111,782      159,705      119,604
                                                       -----------      -----------      --------     --------     --------

LIABILITIES:
Payable for The Trusts shares purchased.............        18,762           75,557            46           --           --
                                                       -----------      -----------      --------     --------     --------
   Total liabilities................................        18,762           75,557            46           --           --
                                                       -----------      -----------      --------     --------     --------
NET ASSETS..........................................   $24,929,084      $67,940,250      $111,736     $159,705     $119,604
                                                       ===========      ===========      ========     ========     ========

NET ASSETS:
Accumulation Unit Value.............................   $24,929,084      $67,938,920      $111,736     $159,705     $119,604
Retained by MONY America in Separate Account MLOA L.            --            1,330            --           --           --
                                                       -----------      -----------      --------     --------     --------
TOTAL NET ASSETS....................................   $24,929,084      $67,940,250      $111,736     $159,705     $119,604
                                                       ===========      ===========      ========     ========     ========

Investments in shares of The Trusts, at cost........   $23,853,942      $69,339,889      $107,114     $155,246     $115,459
The Trusts shares held
   Class A..........................................            --            6,012            --           --           --
   Class B..........................................     1,880,384        6,606,342         7,060       10,966        7,917

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      AXA TACTICAL
                                                        MANAGER      DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN    EQ/BLACKROCK
                                                     INTERNATIONAL* INDEX FUND, INC.  SMALL CAP GROWTH*   BASIC VALUE EQUITY*
                                                     -------------- ---------------- -------------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $144,380      $35,815,370         $2,667,268          $5,040,158
Receivable for The Trusts shares sold...............          --          143,261                 --                  --
Receivable for policy-related transactions..........          --               --              1,495               2,055
                                                        --------      -----------         ----------          ----------
   Total assets.....................................     144,380       35,958,631          2,668,763           5,042,213
                                                        --------      -----------         ----------          ----------

LIABILITIES:
Payable for The Trusts shares purchased.............          --               --              1,494               2,052
Payable for policy-related transactions.............          --          143,261                 --                  --
                                                        --------      -----------         ----------          ----------
   Total liabilities................................          --          143,261              1,494               2,052
                                                        --------      -----------         ----------          ----------
NET ASSETS..........................................    $144,380      $35,815,370         $2,667,269          $5,040,161
                                                        ========      ===========         ==========          ==========

NET ASSETS:
Accumulation Unit Value.............................    $144,380      $35,766,950         $2,667,269          $5,040,036
Retained by MONY America in Separate Account MLOA L.          --           48,420                 --                 125
                                                        --------      -----------         ----------          ----------
TOTAL NET ASSETS....................................    $144,380      $35,815,370         $2,667,269          $5,040,161
                                                        ========      ===========         ==========          ==========

Investments in shares of The Trusts, at cost........    $140,128      $32,030,547         $2,204,295          $4,349,280
The Trusts shares held
   Class A..........................................          --               --             39,280                  --
   Class B..........................................      11,949               --            122,585             344,270
   Initial Shares...................................          --        1,124,148                 --                  --

                                                        EQ/BOSTON
                                                     ADVISORS EQUITY
                                                         INCOME*
                                                     ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $15,818,729
Receivable for The Trusts shares sold...............         3,003
Receivable for policy-related transactions..........            --
                                                       -----------
   Total assets.....................................    15,821,732
                                                       -----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............         3,003
                                                       -----------
   Total liabilities................................         3,003
                                                       -----------
NET ASSETS..........................................   $15,818,729
                                                       ===========

NET ASSETS:
Accumulation Unit Value.............................   $15,697,519
Retained by MONY America in Separate Account MLOA L.       121,210
                                                       -----------
TOTAL NET ASSETS....................................   $15,818,729
                                                       ===========

Investments in shares of The Trusts, at cost........   $14,570,254
The Trusts shares held
   Class A..........................................     1,328,263
   Class B..........................................     1,367,433
   Initial Shares...................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                      EQ/CALVERT  EQ/CAPITAL
                                                       SOCIALLY    GUARDIAN  EQ/COMMON STOCK EQ/CORE BOND EQ/EQUITY
                                                     RESPONSIBLE* RESEARCH*      INDEX*         INDEX*    500 INDEX*
                                                     ------------ ---------- --------------- ------------ ----------
ASSETS:
Investments in shares of The Trusts, at fair value..  $1,456,363  $4,439,247   $5,604,616    $35,230,955  $6,490,033
Receivable for The Trusts shares sold...............       2,501         738           --          3,475          --
Receivable for policy-related transactions..........          --          --        1,373             --       2,132
                                                      ----------  ----------   ----------    -----------  ----------
   Total assets.....................................   1,458,864   4,439,985    5,605,989     35,234,430   6,492,165
                                                      ----------  ----------   ----------    -----------  ----------

LIABILITIES:
Payable for The Trusts shares purchased.............          --          --        1,373             --       2,115
Payable for policy-related transactions.............       2,501       1,479           --          3,475          --
                                                      ----------  ----------   ----------    -----------  ----------
   Total liabilities................................       2,501       1,479        1,373          3,475       2,115
                                                      ----------  ----------   ----------    -----------  ----------
NET ASSETS..........................................  $1,456,363  $4,438,506   $5,604,616    $35,230,955  $6,490,050
                                                      ==========  ==========   ==========    ===========  ==========

NET ASSETS:
Accumulation Unit Value.............................  $1,456,355  $4,241,920   $5,604,614    $35,137,867  $6,490,050
Retained by MONY America in Separate Account MLOA L.           8     196,586            2         93,088          --
                                                      ----------  ----------   ----------    -----------  ----------
TOTAL NET ASSETS....................................  $1,456,363  $4,438,506   $5,604,616    $35,230,955  $6,490,050
                                                      ==========  ==========   ==========    ===========  ==========

Investments in shares of The Trusts, at cost........  $1,162,241  $3,234,293   $4,560,353    $33,907,565  $5,431,698
The Trusts shares held
   Class A..........................................     134,010     278,445        1,768      3,272,679          --
   Class B..........................................      39,515      25,992      308,934        198,744     262,659

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                    EQ/GAMCO
                                                      EQ/EQUITY    MERGERS AND  EQ/GAMCO SMALL EQ/GLOBAL  EQ/GLOBAL MULTI-
                                                     GROWTH PLUS* ACQUISITIONS* COMPANY VALUE* BOND PLUS*  SECTOR EQUITY*
                                                     ------------ ------------- -------------- ---------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..  $9,613,353    $966,238     $75,343,500   $1,429,423    $6,384,135
Receivable for The Trusts shares sold...............       2,918         125              --           --            --
Receivable for policy-related transactions..........          --          --          20,104        1,726         1,194
                                                      ----------    --------     -----------   ----------    ----------
   Total assets.....................................   9,616,271     966,363      75,363,604    1,431,149     6,385,329
                                                      ----------    --------     -----------   ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased.............          --          --          20,105        1,699         1,194
Payable for policy-related transactions.............       2,918         125              --           --            --
                                                      ----------    --------     -----------   ----------    ----------
   Total liabilities................................       2,918         125          20,105        1,699         1,194
                                                      ----------    --------     -----------   ----------    ----------
NET ASSETS..........................................  $9,613,353    $966,238     $75,343,499   $1,429,450    $6,384,135
                                                      ==========    ========     ===========   ==========    ==========

NET ASSETS:
Accumulation Unit Value.............................  $9,609,857    $965,882     $75,307,518   $1,429,450    $6,383,996
Retained by MONY America in Separate Account MLOA L.       3,496         356          35,981           --           139
                                                      ----------    --------     -----------   ----------    ----------
TOTAL NET ASSETS....................................  $9,613,353    $966,238     $75,343,499   $1,429,450    $6,384,135
                                                      ==========    ========     ===========   ==========    ==========

Investments in shares of The Trusts, at cost........  $8,125,362    $936,544     $55,512,221   $1,429,852    $5,827,137
The Trusts shares held
   Class A..........................................          --          --              --           --        68,031
   Class B..........................................     605,800      77,274       1,782,116      145,113       448,411

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                     EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                     GOVERNMENT BOND*    CORE PLUS*     EQUITY INDEX*     VALUE PLUS*
                                                     ---------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $15,056,048       $1,167,650       $3,914,278       $3,837,545
Receivable for The Trusts shares sold...............       108,344               --               71               --
Receivable for policy-related transactions..........            --              221               --            1,584
                                                       -----------       ----------       ----------       ----------
   Total assets.....................................    15,164,392        1,167,871        3,914,349        3,839,129
                                                       -----------       ----------       ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --              221               --            1,584
Payable for policy-related transactions.............       108,344               --               71               --
                                                       -----------       ----------       ----------       ----------
   Total liabilities................................       108,344              221               71            1,584
                                                       -----------       ----------       ----------       ----------
NET ASSETS..........................................   $15,056,048       $1,167,650       $3,914,278       $3,837,545
                                                       ===========       ==========       ==========       ==========

NET ASSETS:
Accumulation Unit Value.............................   $14,927,390       $1,167,650       $3,914,218       $3,837,152
Retained by MONY America in Separate Account MLOA L.       128,658               --               60              393
                                                       -----------       ----------       ----------       ----------
TOTAL NET ASSETS....................................   $15,056,048       $1,167,650       $3,914,278       $3,837,545
                                                       ===========       ==========       ==========       ==========

Investments in shares of The Trusts, at cost........   $14,422,833       $1,116,859       $4,013,356       $3,669,952
The Trusts shares held
   Class A..........................................     1,369,023               --           73,417          131,112
   Class B..........................................        79,647          131,799          407,831          216,000

                                                      EQ/JPMORGAN
                                                         VALUE
                                                     OPPORTUNITIES*
                                                     --------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $614,513
Receivable for The Trusts shares sold...............          --
Receivable for policy-related transactions..........          90
                                                        --------
   Total assets.....................................     614,603
                                                        --------

LIABILITIES:
Payable for The Trusts shares purchased.............          90
Payable for policy-related transactions.............          --
                                                        --------
   Total liabilities................................          90
                                                        --------
NET ASSETS..........................................    $614,513
                                                        ========

NET ASSETS:
Accumulation Unit Value.............................    $614,513
Retained by MONY America in Separate Account MLOA L.          --
                                                        --------
TOTAL NET ASSETS....................................    $614,513
                                                        ========

Investments in shares of The Trusts, at cost........    $537,453
The Trusts shares held
   Class A..........................................       2,885
   Class B..........................................      55,388

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                     EQ/LARGE CAP CORE EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP
                                                           PLUS*       GROWTH INDEX* GROWTH PLUS* VALUE INDEX* VALUE PLUS*
                                                     ----------------- ------------- ------------ ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $489,036       $1,391,179    $1,508,774   $7,127,643   $3,935,921
Receivable for The Trusts shares sold...............           --               --            --       11,636           --
Receivable for policy-related transactions..........            3               35           890           --        7,260
                                                         --------       ----------    ----------   ----------   ----------
   Total assets.....................................      489,039        1,391,214     1,509,664    7,139,279    3,943,181
                                                         --------       ----------    ----------   ----------   ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            3               11           884           --        7,260
Payable for policy-related transactions.............           --               --            --       11,629           --
                                                         --------       ----------    ----------   ----------   ----------
   Total liabilities................................            3               11           884       11,629        7,260
                                                         --------       ----------    ----------   ----------   ----------
NET ASSETS..........................................     $489,036       $1,391,203    $1,508,780   $7,127,650   $3,935,921
                                                         ========       ==========    ==========   ==========   ==========

NET ASSETS:
Accumulation Unit Value.............................     $489,028       $1,391,203    $1,508,744   $7,127,356   $3,914,452
Retained by MONY America in Separate Account MLOA L.            8               --            36          294       21,469
                                                         --------       ----------    ----------   ----------   ----------
TOTAL NET ASSETS....................................     $489,036       $1,391,203    $1,508,780   $7,127,650   $3,935,921
                                                         ========       ==========    ==========   ==========   ==========

Investments in shares of The Trusts, at cost........     $477,249       $1,090,154    $1,252,238   $5,757,463   $3,637,105
The Trusts shares held
   Class A..........................................           --               --         9,671    1,017,101       85,250
   Class B..........................................       70,630          141,498        73,703      189,317      276,673

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                        EQ/MFS
                                                     EQ/LORD ABBETT  INTERNATIONAL                   EQ/MID CAP VALUE
                                                     LARGE CAP CORE*    GROWTH*    EQ/MID CAP INDEX*      PLUS*
                                                     --------------- ------------- ----------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $697,831      $18,801,633     $5,611,877       $12,313,278
Receivable for The Trusts shares sold...............          --            4,876             --             7,544
Receivable for policy-related transactions..........          36               --          1,688                --
                                                        --------      -----------     ----------       -----------
   Total assets.....................................     697,867       18,806,509      5,613,565        12,320,822
                                                        --------      -----------     ----------       -----------

LIABILITIES:
Payable for The Trusts shares purchased.............          18               --          1,665                --
Payable for policy-related transactions.............          --            4,876             --             7,544
                                                        --------      -----------     ----------       -----------
   Total liabilities................................          18            4,876          1,665             7,544
                                                        --------      -----------     ----------       -----------
NET ASSETS..........................................    $697,849      $18,801,633     $5,611,900       $12,313,278
                                                        ========      ===========     ==========       ===========

NET ASSETS:
Accumulation Unit Value.............................    $697,849      $18,782,333     $5,611,900       $12,306,182
Retained by MONY America in Separate Account MLOA L.          --           19,300             --             7,096
                                                        --------      -----------     ----------       -----------
TOTAL NET ASSETS....................................    $697,849      $18,801,633     $5,611,900       $12,313,278
                                                        ========      ===========     ==========       ===========

Investments in shares of The Trusts, at cost........    $610,455      $16,286,767     $4,313,775       $ 9,882,468
The Trusts shares held
   Class A..........................................          --               --        311,563           948,455
   Class B..........................................      55,706        2,836,820        285,201           219,803


                                                     EQ/MONEY MARKET*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $22,657,395
Receivable for The Trusts shares sold...............            --
Receivable for policy-related transactions..........       248,273
                                                       -----------
   Total assets.....................................    22,905,668
                                                       -----------

LIABILITIES:
Payable for The Trusts shares purchased.............       257,921
Payable for policy-related transactions.............            --
                                                       -----------
   Total liabilities................................       257,921
                                                       -----------
NET ASSETS..........................................   $22,647,747
                                                       ===========

NET ASSETS:
Accumulation Unit Value.............................   $22,566,069
Retained by MONY America in Separate Account MLOA L.        81,678
                                                       -----------
TOTAL NET ASSETS....................................   $22,647,747
                                                       ===========

Investments in shares of The Trusts, at cost........   $22,657,644
The Trusts shares held
   Class A..........................................    11,101,785
   Class B..........................................    11,549,887

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                         EQ/MORGAN
                                                       EQ/MONTAG &    STANLEY MID CAP EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                     CALDWELL GROWTH*     GROWTH*      SHORT BOND*        PLUS*
                                                     ---------------- --------------- -------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $44,545,873      $11,750,171     $6,313,895     $8,431,564
Receivable for The Trusts shares sold...............            --               --             --          3,927
Receivable for policy-related transactions..........         4,982            4,363          1,776             --
                                                       -----------      -----------     ----------     ----------
   Total assets.....................................    44,550,855       11,754,534      6,315,671      8,435,491
                                                       -----------      -----------     ----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased.............         4,983            4,363          1,776             --
Payable for policy-related transactions.............            --               --             --          3,927
                                                       -----------      -----------     ----------     ----------
   Total liabilities................................         4,983            4,363          1,776          3,927
                                                       -----------      -----------     ----------     ----------
NET ASSETS..........................................   $44,545,872      $11,750,171     $6,313,895     $8,431,564
                                                       ===========      ===========     ==========     ==========

NET ASSETS:
Accumulation Unit Value.............................   $44,521,373      $11,750,060     $6,313,798     $8,429,978
Retained by MONY America in Separate Account MLOA L.        24,499              111             97          1,586
                                                       -----------      -----------     ----------     ----------
TOTAL NET ASSETS....................................   $44,545,872      $11,750,171     $6,313,895     $8,431,564
                                                       ===========      ===========     ==========     ==========

Investments in shares of The Trusts, at cost........   $36,250,551      $10,396,439     $6,280,150     $8,787,989
The Trusts shares held
   Class A..........................................            --          574,151        132,192          3,254
   Class B..........................................     6,369,439          178,818        500,790        979,589

                                                     EQ/SMALL COMPANY
                                                          INDEX*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $5,800,538
Receivable for The Trusts shares sold...............         7,292
Receivable for policy-related transactions..........            --
                                                        ----------
   Total assets.....................................     5,807,830
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............         7,292
                                                        ----------
   Total liabilities................................         7,292
                                                        ----------
NET ASSETS..........................................    $5,800,538
                                                        ==========

NET ASSETS:
Accumulation Unit Value.............................    $5,800,345
Retained by MONY America in Separate Account MLOA L.           193
                                                        ----------
TOTAL NET ASSETS....................................    $5,800,538
                                                        ==========

Investments in shares of The Trusts, at cost........    $4,803,792
The Trusts shares held
   Class A..........................................       381,044
   Class B..........................................       216,215

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                     EQ/T. ROWE PRICE EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                      GROWTH STOCK*       INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                     ---------------- --------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $38,285,486      $14,183,459     $875,664      $2,565,050
Receivable for The Trusts shares sold...............         9,888            4,872           --              --
Receivable for policy-related transactions..........            --               --           35          14,001
                                                       -----------      -----------     --------      ----------
   Total assets.....................................    38,295,374       14,188,331      875,699       2,579,051
                                                       -----------      -----------     --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --               --           34          14,001
Payable for policy-related transactions.............         9,888            4,872           --              --
                                                       -----------      -----------     --------      ----------
   Total liabilities................................         9,888            4,872           34          14,001
                                                       -----------      -----------     --------      ----------
NET ASSETS..........................................   $38,285,486      $14,183,459     $875,665      $2,565,050
                                                       ===========      ===========     ========      ==========

NET ASSETS:
Accumulation Unit Value.............................   $38,245,767      $14,161,154     $875,665      $2,565,029
Retained by MONY America in Separate Account MLOA L.        39,719           22,305           --              21
                                                       -----------      -----------     --------      ----------
TOTAL NET ASSETS....................................   $38,285,486      $14,183,459     $875,665      $2,565,050
                                                       ===========      ===========     ========      ==========

Investments in shares of The Trusts, at cost........   $29,312,422      $11,841,418     $701,884      $2,300,918
The Trusts shares held
   Class B..........................................     1,595,935        2,209,240       81,126         232,288
   Initial Class....................................            --               --           --              --

                                                     FIDELITY(R) VIP ASSET
                                                            MANAGER
                                                           PORTFOLIO
                                                     ---------------------
ASSETS:
Investments in shares of The Trusts, at fair value..        $8,400
Receivable for The Trusts shares sold...............            --
Receivable for policy-related transactions..........            --
                                                            ------
   Total assets.....................................         8,400
                                                            ------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............            --
                                                            ------
   Total liabilities................................            --
                                                            ------
NET ASSETS..........................................        $8,400
                                                            ======

NET ASSETS:
Accumulation Unit Value.............................        $8,400
Retained by MONY America in Separate Account MLOA L.            --
                                                            ------
TOTAL NET ASSETS....................................        $8,400
                                                            ======

Investments in shares of The Trusts, at cost........        $7,832
The Trusts shares held
   Class B..........................................            --
   Initial Class....................................           554

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                     FIDELITY(R) VIP FIDELITY(R) VIP
                                                      CONTRAFUND(R)  GROWTH & INCOME FIDELITY(R) VIP MID FRANKLIN INCOME
                                                        PORTFOLIO       PORTFOLIO       CAP PORTFOLIO    SECURITIES FUND
                                                     --------------- --------------- ------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $24,374,860      $731,348          $407,716         $7,257,290
Receivable for The Trusts shares sold...............        58,140            --                --                 --
Receivable for policy-related transactions..........            --            --               235             24,635
                                                       -----------      --------          --------         ----------
   Total assets.....................................    24,433,000       731,348           407,951          7,281,925
                                                       -----------      --------          --------         ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --            --               235             24,635
Payable for policy-related transactions.............        58,140            --                --                 --
                                                       -----------      --------          --------         ----------
   Total liabilities................................        58,140            --               235             24,635
                                                       -----------      --------          --------         ----------
NET ASSETS..........................................   $24,374,860      $731,348          $407,716         $7,257,290
                                                       ===========      ========          ========         ==========

NET ASSETS:
Accumulation Unit Value.............................   $24,363,874      $731,348          $407,716         $7,257,138
Retained by MONY America in Separate Account MLOA L.        10,986            --                --                152
                                                       -----------      --------          --------         ----------
TOTAL NET ASSETS....................................   $24,374,860      $731,348          $407,716         $7,257,290
                                                       ===========      ========          ========         ==========

Investments in shares of The Trusts, at cost........   $19,115,586      $625,540          $426,465         $6,604,756
The Trusts shares held
   Class 2..........................................            --            --                --            481,572
   Initial Class....................................       168,961        39,849                --                 --
   Service Class....................................       722,677            --                --                 --
   Service Class 2..................................        32,991        10,450            13,600                 --

                                                     FRANKLIN RISING
                                                        DIVIDENDS
                                                     SECURITIES FUND
                                                     ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $1,913,886
Receivable for The Trusts shares sold...............           --
Receivable for policy-related transactions..........        5,716
                                                       ----------
   Total assets.....................................    1,919,602
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............        5,716
Payable for policy-related transactions.............           --
                                                       ----------
   Total liabilities................................        5,716
                                                       ----------
NET ASSETS..........................................   $1,913,886
                                                       ==========

NET ASSETS:
Accumulation Unit Value.............................   $1,913,860
Retained by MONY America in Separate Account MLOA L.           26
                                                       ----------
TOTAL NET ASSETS....................................   $1,913,886
                                                       ==========

Investments in shares of The Trusts, at cost........   $1,671,408
The Trusts shares held
   Class 2..........................................       88,442
   Initial Class....................................           --
   Service Class....................................           --
   Service Class 2..................................           --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                     FRANKLIN SMALL      FRANKLIN     GOLDMAN SACHS VIT INVESCO V.I.
                                                        CAP VALUE    STRATEGIC INCOME   MID CAP VALUE    DIVERSIFIED
                                                     SECURITIES FUND SECURITIES FUND        FUND        DIVIDEND FUND
                                                     --------------- ---------------- ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $126,342         $776,822         $223,850       $2,949,927
Receivable for The Trusts shares sold...............          --               --               --               43
Receivable for policy-related transactions..........         189              317               38               --
                                                        --------         --------         --------       ----------
   Total assets.....................................     126,531          777,139          223,888        2,949,970
                                                        --------         --------         --------       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............         189              317               16               --
Payable for policy-related transactions.............          --               --               --               40
                                                        --------         --------         --------       ----------
   Total liabilities................................         189              317               16               40
                                                        --------         --------         --------       ----------
NET ASSETS..........................................    $126,342         $776,822         $223,872       $2,949,930
                                                        ========         ========         ========       ==========

NET ASSETS:
Accumulation Unit Value.............................    $126,342         $776,803         $223,870       $2,949,930
Retained by MONY America in Separate Account MLOA L.          --               19                2               --
                                                        --------         --------         --------       ----------
TOTAL NET ASSETS....................................    $126,342         $776,822         $223,872       $2,949,930
                                                        ========         ========         ========       ==========

Investments in shares of The Trusts, at cost........    $111,730         $760,139         $205,029       $2,778,991
The Trusts shares held
   Class 2..........................................       6,930           60,500               --               --
   Series I.........................................          --               --               --          180,534
   Service Shares...................................          --               --           14,583               --

                                                     INVESCO V.I. GLOBAL
                                                      CORE EQUITY FUND
                                                     -------------------
ASSETS:
Investments in shares of The Trusts, at fair value..      $438,349
Receivable for The Trusts shares sold...............           107
Receivable for policy-related transactions..........            --
                                                          --------
   Total assets.....................................       438,456
                                                          --------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............           107
                                                          --------
   Total liabilities................................           107
                                                          --------
NET ASSETS..........................................      $438,349
                                                          ========

NET ASSETS:
Accumulation Unit Value.............................      $438,306
Retained by MONY America in Separate Account MLOA L.            43
                                                          --------
TOTAL NET ASSETS....................................      $438,349
                                                          ========

Investments in shares of The Trusts, at cost........      $413,443
The Trusts shares held
   Class 2..........................................            --
   Series I.........................................        58,136
   Service Shares...................................            --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                             INVESCO V.I.
                                                     INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL INTERNATIONAL INVESCO V.I. MID CAP
                                                      HEALTH CARE FUND    REAL ESTATE FUND    GROWTH FUND    CORE EQUITY FUND
                                                     ------------------- ------------------- ------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value..      $772,036            $791,799         $506,968          $138,919
Receivable for The Trusts shares sold...............            64                  --               --                --
Receivable for policy-related transactions..........            --               4,824              303               193
                                                          --------            --------         --------          --------
   Total assets.....................................       772,100             796,623          507,271           139,112
                                                          --------            --------         --------          --------

LIABILITIES:
Payable for The Trusts shares purchased.............            --               4,771              257               193
Payable for policy-related transactions.............            64                  --               --                --
                                                          --------            --------         --------          --------
   Total liabilities................................            64               4,771              257               193
                                                          --------            --------         --------          --------
NET ASSETS..........................................      $772,036            $791,852         $507,014          $138,919
                                                          ========            ========         ========          ========

NET ASSETS:
Accumulation Unit Value.............................      $772,032            $791,852         $507,014          $138,919
Retained by MONY America in Separate Account MLOA L.             4                  --               --                --
                                                          --------            --------         --------          --------
TOTAL NET ASSETS....................................      $772,036            $791,852         $507,014          $138,919
                                                          ========            ========         ========          ========

Investments in shares of The Trusts, at cost........      $575,938            $704,864         $475,365          $132,150
The Trusts shares held
   Series I.........................................        36,764                  --               --                --
   Series II........................................            --              52,402           17,081            11,043

                                                     INVESCO V.I. SMALL
                                                      CAP EQUITY FUND
                                                     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value..      $128,570
Receivable for The Trusts shares sold...............            --
Receivable for policy-related transactions..........            --
                                                          --------
   Total assets.....................................       128,570
                                                          --------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............            --
                                                          --------
   Total liabilities................................            --
                                                          --------
NET ASSETS..........................................      $128,570
                                                          ========

NET ASSETS:
Accumulation Unit Value.............................      $128,570
Retained by MONY America in Separate Account MLOA L.            --
                                                          --------
TOTAL NET ASSETS....................................      $128,570
                                                          ========

Investments in shares of The Trusts, at cost........      $118,495
The Trusts shares held
   Series I.........................................            --
   Series II........................................         7,022

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                      INVESCO V.I.   IVY FUNDS VIP IVY FUNDS VIP MID  IVY FUNDS VIP
                                                     TECHNOLOGY FUND    ENERGY        CAP GROWTH     SMALL CAP GROWTH
                                                     --------------- ------------- ----------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $276,392       $634,823        $709,030          $204,682
Receivable for The Trusts shares sold...............          24          2,626              --                --
Receivable for policy-related transactions..........          --             --             326               419
                                                        --------       --------        --------          --------
   Total assets.....................................     276,416        637,449         709,356           205,101
                                                        --------       --------        --------          --------

LIABILITIES:
Payable for The Trusts shares purchased.............          --             --             263               410
Payable for policy-related transactions.............          24          2,584              --                --
                                                        --------       --------        --------          --------
   Total liabilities................................          24          2,584             263               410
                                                        --------       --------        --------          --------
NET ASSETS..........................................    $276,392       $634,865        $709,093          $204,691
                                                        ========       ========        ========          ========

NET ASSETS:
Accumulation Unit Value.............................    $276,280       $634,865        $709,093          $204,691
Retained by MONY America in Separate Account MLOA L.         112             --              --                --
                                                        --------       --------        --------          --------
TOTAL NET ASSETS....................................    $276,392       $634,865        $709,093          $204,691
                                                        ========       ========        ========          ========

Investments in shares of The Trusts, at cost........    $220,153       $642,657        $710,439          $213,630
The Trusts shares held
   Common Shares....................................          --        107,705          83,049            21,330
   Institutional Shares.............................          --             --              --                --
   Series I.........................................      16,384             --              --                --

                                                       JANUS ASPEN
                                                     SERIES BALANCED
                                                        PORTFOLIO
                                                     ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $8,581,907
Receivable for The Trusts shares sold...............        1,145
Receivable for policy-related transactions..........           --
                                                       ----------
   Total assets.....................................    8,583,052
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............           --
Payable for policy-related transactions.............        1,145
                                                       ----------
   Total liabilities................................        1,145
                                                       ----------
NET ASSETS..........................................   $8,581,907
                                                       ==========

NET ASSETS:
Accumulation Unit Value.............................   $8,581,736
Retained by MONY America in Separate Account MLOA L.          171
                                                       ----------
TOTAL NET ASSETS....................................   $8,581,907
                                                       ==========

Investments in shares of The Trusts, at cost........   $8,350,810
The Trusts shares held
   Common Shares....................................           --
   Institutional Shares.............................      315,860
   Series I.........................................           --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                       JANUS ASPEN
                                                        JANUS ASPEN    JANUS ASPEN    JANUS ASPEN   SERIES PERKINS MID
                                                     SERIES ENTERPRISE SERIES FORTY SERIES OVERSEAS     CAP VALUE
                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                     ----------------- ------------ --------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $11,615,203    $13,848,065    $4,255,396        $2,288,099
Receivable for The Trusts shares sold...............          1,143         70,396            --                --
Receivable for policy-related transactions..........             --             --            36                --
                                                        -----------    -----------    ----------        ----------
   Total assets.....................................     11,616,346     13,918,461     4,255,432         2,288,099
                                                        -----------    -----------    ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............             --             --            36                --
Payable for policy-related transactions.............          1,143         70,396            --                --
                                                        -----------    -----------    ----------        ----------
   Total liabilities................................          1,143         70,396            36                --
                                                        -----------    -----------    ----------        ----------
NET ASSETS..........................................    $11,615,203    $13,848,065    $4,255,396        $2,288,099
                                                        ===========    ===========    ==========        ==========

NET ASSETS:
Accumulation Unit Value.............................    $11,603,356    $13,845,195    $4,255,111        $2,287,497
Retained by MONY America in Separate Account MLOA L.         11,847          2,870           285               602
                                                        -----------    -----------    ----------        ----------
TOTAL NET ASSETS....................................    $11,615,203    $13,848,065    $4,255,396        $2,288,099
                                                        ===========    ===========    ==========        ==========

Investments in shares of The Trusts, at cost........    $ 8,491,138    $10,853,914    $4,533,092        $2,167,486
The Trusts shares held
   Institutional Shares.............................        259,442        283,939        10,451                --
   Service Shares...................................             --         55,133       104,204           146,956

                                                       JANUS ASPEN
                                                     SERIES WORLDWIDE
                                                        PORTFOLIO
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $9,797,392
Receivable for The Trusts shares sold...............        35,554
Receivable for policy-related transactions..........            --
                                                        ----------
   Total assets.....................................     9,832,946
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............        35,554
                                                        ----------
   Total liabilities................................        35,554
                                                        ----------
NET ASSETS..........................................    $9,797,392
                                                        ==========

NET ASSETS:
Accumulation Unit Value.............................    $9,789,924
Retained by MONY America in Separate Account MLOA L.         7,468
                                                        ----------
TOTAL NET ASSETS....................................    $9,797,392
                                                        ==========

Investments in shares of The Trusts, at cost........    $8,296,872
The Trusts shares held
   Institutional Shares.............................       318,718
   Service Shares...................................            --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-18

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


                                                          LAZARD
                                                        RETIREMENT        MFS(R)      MFS(R) INVESTORS
                                                     EMERGING MARKETS  INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                     EQUITY PORTFOLIO VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                     ---------------- --------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $1,937,625       $846,578         $68,458          $38,334
Receivable for The Trusts shares sold...............            --             --              --               --
Receivable for policy-related transactions..........         9,105            191           3,147               --
                                                        ----------       --------         -------          -------
   Total assets.....................................     1,946,730        846,769          71,605           38,334
                                                        ----------       --------         -------          -------

LIABILITIES:
Payable for The Trusts shares purchased.............         9,105            173           3,133               --
Payable for policy-related transactions.............            --             --              --               --
                                                        ----------       --------         -------          -------
   Total liabilities................................         9,105            173           3,133               --
                                                        ----------       --------         -------          -------
NET ASSETS..........................................    $1,937,625       $846,596         $68,472          $38,334
                                                        ==========       ========         =======          =======

NET ASSETS:
Accumulation Unit Value.............................    $1,937,163       $846,596         $68,472          $38,334
Retained by MONY America in Separate Account MLOA L.           462             --              --               --
                                                        ----------       --------         -------          -------
TOTAL NET ASSETS....................................    $1,937,625       $846,596         $68,472          $38,334
                                                        ==========       ========         =======          =======

Investments in shares of The Trusts, at cost........    $1,871,286       $778,705         $66,019          $35,222
The Trusts shares held
   Initial Class....................................            --             --              --               --
   Service Class....................................            --         49,392           5,738            1,683
   Service Shares...................................        87,202             --              --               --


                                                     MFS(R) UTILITIES
                                                          SERIES
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $1,595,636
Receivable for The Trusts shares sold...............           100
Receivable for policy-related transactions..........            --
                                                        ----------
   Total assets.....................................     1,595,736
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............            91
                                                        ----------
   Total liabilities................................            91
                                                        ----------
NET ASSETS..........................................    $1,595,645
                                                        ==========

NET ASSETS:
Accumulation Unit Value.............................    $1,595,645
Retained by MONY America in Separate Account MLOA L.            --
                                                        ----------
TOTAL NET ASSETS....................................    $1,595,645
                                                        ==========

Investments in shares of The Trusts, at cost........    $1,320,211
The Trusts shares held
   Initial Class....................................        57,750
   Service Class....................................            --
   Service Shares...................................            --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-19

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                     MULTIMANAGER   MULTIMANAGER
                                                        MULTIMANAGER    MULTIMANAGER INTERNATIONAL LARGE CAP CORE
                                                     AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*       EQUITY*
                                                     ------------------ ------------ ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $1,772,211     $10,733,697   $1,438,998      $290,250
Receivable for The Trusts shares sold...............          1,946           1,025        1,801            --
Receivable for policy-related transactions..........             --              --           --            --
                                                         ----------     -----------   ----------      --------
   Total assets.....................................      1,774,157      10,734,722    1,440,799       290,250
                                                         ----------     -----------   ----------      --------

LIABILITIES:
Payable for The Trusts shares purchased.............             --              --           --            --
Payable for policy-related transactions.............          1,938           1,025        1,801            --
                                                         ----------     -----------   ----------      --------
   Total liabilities................................          1,938           1,025        1,801            --
                                                         ----------     -----------   ----------      --------
NET ASSETS..........................................     $1,772,219     $10,733,697   $1,438,998      $290,250
                                                         ==========     ===========   ==========      ========

NET ASSETS:
Accumulation Unit Value.............................     $1,772,219     $10,733,640   $1,438,998      $290,250
Retained by MONY America in Separate Account MLOA L.             --              57           --            --
                                                         ----------     -----------   ----------      --------
TOTAL NET ASSETS....................................     $1,772,219     $10,733,697   $1,438,998      $290,250
                                                         ==========     ===========   ==========      ========

Investments in shares of The Trusts, at cost........     $1,372,248     $10,888,359   $1,384,295      $241,554
The Trusts shares held
   Class A..........................................             --         846,512           --            --
   Class B..........................................         61,850         196,560      139,890        27,151

                                                       MULTIMANAGER
                                                     LARGE CAP VALUE*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $1,332,628
Receivable for The Trusts shares sold...............            --
Receivable for policy-related transactions..........           686
                                                        ----------
   Total assets.....................................     1,333,314
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............           686
Payable for policy-related transactions.............            --
                                                        ----------
   Total liabilities................................           686
                                                        ----------
NET ASSETS..........................................    $1,332,628
                                                        ==========

NET ASSETS:
Accumulation Unit Value.............................    $1,332,472
Retained by MONY America in Separate Account MLOA L.           156
                                                        ----------
TOTAL NET ASSETS....................................    $1,332,628
                                                        ==========

Investments in shares of The Trusts, at cost........    $1,105,417
The Trusts shares held
   Class A..........................................           680
   Class B..........................................       126,998

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-20

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                     MULTIMANAGER MID  MULTIMANAGER     MULTIMANAGER      MULTIMANAGER
                                                       CAP GROWTH*    MID CAP VALUE* MULTI-SECTOR BOND* SMALL CAP GROWTH*
                                                     ---------------- -------------- ------------------ -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $599,731       $1,173,256       $2,728,994        $10,842,814
Receivable for policy-related transactions..........           74               24              713              1,028
                                                         --------       ----------       ----------        -----------
   Total assets.....................................      599,805        1,173,280        2,729,707         10,843,842
                                                         --------       ----------       ----------        -----------

LIABILITIES:
Payable for The Trusts shares purchased.............           73               10              713              1,028
Payable for policy-related transactions.............           --               --               --                 --
                                                         --------       ----------       ----------        -----------
   Total liabilities................................           73               10              713              1,028
                                                         --------       ----------       ----------        -----------
NET ASSETS..........................................     $599,732       $1,173,270       $2,728,994        $10,842,814
                                                         ========       ==========       ==========        ===========

NET ASSETS:
Accumulation Unit Value.............................     $599,732       $1,173,270       $2,728,682        $10,820,324
Retained by MONY America in Separate Account MLOA L.           --               --              312             22,490
                                                         --------       ----------       ----------        -----------
TOTAL NET ASSETS....................................     $599,732       $1,173,270       $2,728,994        $10,842,814
                                                         ========       ==========       ==========        ===========

Investments in shares of The Trusts, at cost........     $470,052       $  962,619       $2,604,137        $ 9,393,009
The Trusts shares held
   Class A..........................................           --               --          301,603                 --
   Class B..........................................       62,741          119,899          375,941          1,307,978

                                                       MULTIMANAGER
                                                     SMALL CAP VALUE*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $ 572,108
Receivable for policy-related transactions..........           22
                                                        ---------
   Total assets.....................................      572,130
                                                        ---------

LIABILITIES:
Payable for The Trusts shares purchased.............           22
Payable for policy-related transactions.............           --
                                                        ---------
   Total liabilities................................           22
                                                        ---------
NET ASSETS..........................................    $ 572,108
                                                        =========

NET ASSETS:
Accumulation Unit Value.............................    $$571,897
Retained by MONY America in Separate Account MLOA L.          211
                                                        ---------
TOTAL NET ASSETS....................................    $ 572,108
                                                        =========

Investments in shares of The Trusts, at cost........    $ 466,447
The Trusts shares held
   Class A..........................................           --
   Class B..........................................       50,207

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-21

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                                                                    PIMCO VARIABLE
                                                                                                      INSURANCE
                                                                                                        TRUST
                                                                                                    COMMODITYREAL
                                                                                     OPPENHEIMER      RETURN(R)
                                                     MULTIMANAGER  MUTUAL SHARES  GLOBAL SECURITIES    STRATEGY
                                                     TECHNOLOGY*  SECURITIES FUND      FUND/VA        PORTFOLIO
                                                     ------------ --------------- ----------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..  $1,847,926     $173,680        $2,122,419        $573,027
Receivable for The Trusts shares sold...............          --           --            22,557              --
Receivable for policy-related transactions..........       5,366           52                --           7,958
                                                      ----------     --------        ----------        --------
   Total assets.....................................   1,853,292      173,732         2,144,976         580,985
                                                      ----------     --------        ----------        --------

LIABILITIES:
Payable for The Trusts shares purchased.............       5,366           --                --           7,947
Payable for policy-related transactions.............          --           --            22,394              --
                                                      ----------     --------        ----------        --------
   Total liabilities................................       5,366           --            22,394           7,947
                                                      ----------     --------        ----------        --------
NET ASSETS..........................................  $1,847,926     $173,732        $2,122,582        $573,038
                                                      ==========     ========        ==========        ========

NET ASSETS:
Accumulation Unit Value.............................  $1,847,926     $173,732        $2,122,582        $573,038
Retained by MONY America in Separate Account MLOA L.          --           --                --              --
                                                      ----------     --------        ----------        --------
TOTAL NET ASSETS....................................  $1,847,926     $173,732        $2,122,582        $573,038
                                                      ==========     ========        ==========        ========

Investments in shares of The Trusts, at cost........  $1,509,822     $164,060        $1,638,454        $617,878
The Trusts shares held
   Administrative Class.............................          --           --                --              --
   Advisor Class....................................          --           --                --          79,477
   Class B..........................................     133,630           --                --              --
   Class 2..........................................          --       10,086                --              --
   Service Class....................................          --           --            65,811              --


                                                     PIMCO VARIABLE
                                                     INSURANCE TRUST
                                                       GLOBAL BOND
                                                        PORTFOLIO
                                                       (UNHEDGED)
                                                     ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $4,019,985
Receivable for The Trusts shares sold...............      104,703
Receivable for policy-related transactions..........           --
                                                       ----------
   Total assets.....................................    4,124,688
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............           --
Payable for policy-related transactions.............      104,703
                                                       ----------
   Total liabilities................................      104,703
                                                       ----------
NET ASSETS..........................................   $4,019,985
                                                       ==========

NET ASSETS:
Accumulation Unit Value.............................   $4,019,450
Retained by MONY America in Separate Account MLOA L.          535
                                                       ----------
TOTAL NET ASSETS....................................   $4,019,985
                                                       ==========

Investments in shares of The Trusts, at cost........   $4,011,562
The Trusts shares held
   Administrative Class.............................      293,002
   Advisor Class....................................           --
   Class B..........................................           --
   Class 2..........................................           --
   Service Class....................................           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                     PIMCO VARIABLE  PIMCO VARIABLE                    TEMPLETON
                                                     INSURANCE TRUST INSURANCE TRUST T. ROWE PRICE    DEVELOPING
                                                       REAL RETURN    TOTAL RETURN   EQUITY INCOME      MARKETS
                                                        PORTFOLIO       PORTFOLIO    PORTFOLIO - II SECURITIES FUND
                                                     --------------- --------------- -------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $1,618,351      $2,718,544       $283,659      $16,686,444
Receivable for policy-related transactions..........        8,471           7,929          1,737            4,548
                                                       ----------      ----------       --------      -----------
   Total assets.....................................    1,626,822       2,726,473        285,396       16,690,992
                                                       ----------      ----------       --------      -----------

LIABILITIES:
Payable for The Trusts shares purchased.............        8,471           7,929          1,737            4,539
                                                       ----------      ----------       --------      -----------
   Total liabilities................................        8,471           7,929          1,737            4,539
                                                       ----------      ----------       --------      -----------
NET ASSETS..........................................   $1,618,351      $2,718,544       $283,659      $16,686,453
                                                       ==========      ==========       ========      ===========

NET ASSETS:
Accumulation Unit Value.............................   $1,617,986      $2,718,257       $283,659      $16,686,453
Retained by MONY America in Separate Account MLOA L.          365             287             --               --
                                                       ----------      ----------       --------      -----------
TOTAL NET ASSETS....................................   $1,618,351      $2,718,544       $283,659      $16,686,453
                                                       ==========      ==========       ========      ===========

Investments in shares of The Trusts, at cost........   $1,619,384      $2,682,379       $260,638      $15,419,873
The Trusts shares held..............................
   Advisor Class....................................      113,568         235,372             --               --
   Class II.........................................           --              --         12,766               --
   Class 2..........................................           --              --             --        1,589,185


                                                       TEMPLETON GLOBAL
                                                     BOND SECURITIES FUND
                                                     --------------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $18,190,815
Receivable for policy-related transactions..........           4,156
                                                         -----------
   Total assets.....................................      18,194,971
                                                         -----------

LIABILITIES:
Payable for The Trusts shares purchased.............           4,156
                                                         -----------
   Total liabilities................................           4,156
                                                         -----------
NET ASSETS..........................................     $18,190,815
                                                         ===========

NET ASSETS:
Accumulation Unit Value.............................     $18,190,813
Retained by MONY America in Separate Account MLOA L.               2
                                                         -----------
TOTAL NET ASSETS....................................     $18,190,815
                                                         ===========

Investments in shares of The Trusts, at cost........     $17,240,528
The Trusts shares held..............................
   Advisor Class....................................              --
   Class II.........................................              --
   Class 2..........................................         934,300

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                        TEMPLETON    UIF EMERGING   VAN ECK VIP                     VAN ECK VIP
                                                         GROWTH      MARKETS DEBT EMERGING MARKETS   VAN ECK VIP    GLOBAL HARD
                                                     SECURITIES FUND  PORTFOLIO         FUND       GLOBAL BOND FUND ASSETS FUND
                                                     --------------- ------------ ---------------- ---------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value..     $89,492       $208,809      $1,548,185       $1,108,497    $2,345,967
Receivable for The Trusts shares sold...............          --             --              --               --            --
Receivable for policy-related transactions..........           2             --               1                1         5,053
                                                         -------       --------      ----------       ----------    ----------
   Total assets.....................................      89,494        208,809       1,548,186        1,108,498     2,351,020
                                                         -------       --------      ----------       ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased.............          --             --              --               --         5,008
                                                         -------       --------      ----------       ----------    ----------
   Total liabilities................................          --             --              --               --         5,008
                                                         -------       --------      ----------       ----------    ----------
NET ASSETS..........................................     $89,494       $208,809      $1,548,186       $1,108,498    $2,346,012
                                                         =======       ========      ==========       ==========    ==========

NET ASSETS:
Accumulation Unit Value.............................     $89,494       $208,796      $1,548,186       $1,108,498    $2,346,012
Retained by MONY America in Separate Account MLOA L.          --             13              --               --            --
                                                         -------       --------      ----------       ----------    ----------
TOTAL NET ASSETS....................................     $89,494       $208,809      $1,548,186       $1,108,498    $2,346,012
                                                         =======       ========      ==========       ==========    ==========

Investments in shares of The Trusts, at cost........     $79,560       $175,361      $  869,537       $1,083,745    $2,382,810
The Trusts shares held
   Class S Shares...................................          --             --              --               --        28,576
   Class I..........................................          --         21,934              --               --            --
   Class 2..........................................       7,476             --              --               --            --
   Initial Class....................................          --             --         114,680           92,995        52,695

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                        CONTRACT                               UNITS
                                        CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
                                        -------- --------------- ---------- -----------
ALL ASSET GROWTH-ALT 20................   0.00%        B          $ 15.17       10,100
ALL ASSET GROWTH-ALT 20................   0.00%        B          $116.80        7,289
ALL ASSET GROWTH-ALT 20................   0.35%        B          $ 12.85      146,027
ALL ASSET GROWTH-ALT 20................   0.35%        B          $ 13.03      786,949
ALL ASSET GROWTH-ALT 20................   0.35%        B          $ 13.57        1,007
ALL ASSET GROWTH-ALT 20................   0.35%        B          $ 14.11      179,983
ALL ASSET GROWTH-ALT 20................   0.75%        B          $ 26.39    1,775,984

AMERICAN CENTURY VP MID CAP VALUE FUND.   0.00%     CLASS II      $123.00        2,340

AXA AGGRESSIVE ALLOCATION..............   0.00%        A          $  9.43           89
AXA AGGRESSIVE ALLOCATION..............   0.00%        B          $153.06      131,414
AXA AGGRESSIVE ALLOCATION..............   0.35%        B          $  9.14       78,581
AXA AGGRESSIVE ALLOCATION..............   0.75%        B          $  8.94       11,477

AXA BALANCED STRATEGY..................   0.00%        B          $118.62       78,637

AXA CONSERVATIVE ALLOCATION............   0.00%        A          $ 11.78           82
AXA CONSERVATIVE ALLOCATION............   0.00%        B          $139.97       19,402
AXA CONSERVATIVE ALLOCATION............   0.35%        B          $ 11.42       14,448
AXA CONSERVATIVE ALLOCATION............   0.75%        B          $ 11.17       23,220

AXA CONSERVATIVE GROWTH STRATEGY.......   0.00%        B          $117.11       23,282

AXA CONSERVATIVE-PLUS ALLOCATION.......   0.00%        A          $ 11.15          136
AXA CONSERVATIVE-PLUS ALLOCATION.......   0.00%        B          $142.98       37,210
AXA CONSERVATIVE-PLUS ALLOCATION.......   0.35%        B          $ 10.81       79,948
AXA CONSERVATIVE-PLUS ALLOCATION.......   0.75%        B          $ 10.58       49,161

AXA CONSERVATIVE STRATEGY..............   0.00%        B          $113.81       13,269

AXA GROWTH STRATEGY....................   0.00%        B          $121.58       81,140

AXA MODERATE ALLOCATION................   0.00%        A          $ 10.73          363
AXA MODERATE ALLOCATION................   0.00%        B          $150.56      200,897
AXA MODERATE ALLOCATION................   0.35%        B          $ 10.40      206,492
AXA MODERATE ALLOCATION................   0.75%        B          $ 10.17       96,192

AXA MODERATE GROWTH STRATEGY...........   0.00%        B          $120.11      207,545

AXA MODERATE-PLUS ALLOCATION...........   0.00%        A          $ 10.16        6,079
AXA MODERATE-PLUS ALLOCATION...........   0.00%        B          $154.67      417,736
AXA MODERATE-PLUS ALLOCATION...........   0.35%        B          $  9.85      263,601
AXA MODERATE-PLUS ALLOCATION...........   0.75%        B          $  9.63       69,708

AXA TACTICAL MANAGER 400...............   0.00%        B          $114.29          978

AXA TACTICAL MANAGER 500...............   0.00%        B          $114.94        1,390

AXA TACTICAL MANAGER 2000..............   0.00%        B          $109.21        1,095

AXA TACTICAL MANAGER INTERNATIONAL.....   0.00%        B          $102.81        1,404

DREYFUS STOCK INDEX FUND, INC..........   0.00%  INITIAL SHARES   $ 19.40    1,150,577
DREYFUS STOCK INDEX FUND, INC..........   0.35%  INITIAL SHARES   $ 12.31       77,044
DREYFUS STOCK INDEX FUND, INC..........   0.35%  INITIAL SHARES   $ 12.38      813,307
DREYFUS STOCK INDEX FUND, INC..........   0.75%  INITIAL SHARES   $ 10.92      221,768

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..   0.00%        A          $ 17.47        4,006

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                       CONTRACT                               UNITS
                                       CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.35%         A         $ 15.77       38,066
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.00%         B         $236.31        8,452

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B         $285.11       14,863
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.35%         B         $ 15.32       52,380

EQ/BOSTON ADVISORS EQUITY INCOME......   0.00%         A         $ 19.90      367,313
EQ/BOSTON ADVISORS EQUITY INCOME......   0.60%         A         $ 12.12       29,022
EQ/BOSTON ADVISORS EQUITY INCOME......   0.00%         B         $140.34        7,078
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 15.82        1,843
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 15.99       28,537
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 16.32      215,113
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 16.60      102,084
EQ/BOSTON ADVISORS EQUITY INCOME......   0.75%         B         $ 13.87       97,384

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         A         $  9.52          362
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.35%         A         $  8.07        7,972
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.35%         A         $  8.38      105,755
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.75%         A         $  9.04       19,295
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B         $105.78          669
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.35%         B         $ 11.35       22,681

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         A         $ 11.77        5,819
EQ/CAPITAL GUARDIAN RESEARCH..........   0.35%         A         $ 11.32      104,362
EQ/CAPITAL GUARDIAN RESEARCH..........   0.35%         A         $ 11.54       17,324
EQ/CAPITAL GUARDIAN RESEARCH..........   0.35%         A         $ 16.95       52,240
EQ/CAPITAL GUARDIAN RESEARCH..........   0.60%         A         $ 12.91      103,726
EQ/CAPITAL GUARDIAN RESEARCH..........   0.75%         A         $ 13.91       13,548
EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B         $166.88        2,274

EQ/COMMON STOCK INDEX.................   0.00%         A         $ 17.61        1,820
EQ/COMMON STOCK INDEX.................   0.00%         B         $112.55       49,511

EQ/CORE BOND INDEX....................   0.00%         A         $ 15.32    1,100,790
EQ/CORE BOND INDEX....................   0.35%         A         $ 14.76       53,588
EQ/CORE BOND INDEX....................   0.35%         A         $ 14.99      416,669
EQ/CORE BOND INDEX....................   0.35%         A         $ 15.38        9,942
EQ/CORE BOND INDEX....................   0.35%         A         $ 15.46      384,143
EQ/CORE BOND INDEX....................   0.60%         A         $ 11.41        9,842
EQ/CORE BOND INDEX....................   0.75%         A         $ 11.36      265,195
EQ/CORE BOND INDEX....................   0.00%         B         $137.04       14,741

EQ/EQUITY 500 INDEX...................   0.00%         B         $122.84       52,835

EQ/EQUITY GROWTH PLUS.................   0.00%         B         $177.17       14,944
EQ/EQUITY GROWTH PLUS.................   0.35%         B         $ 12.18      431,071
EQ/EQUITY GROWTH PLUS.................   0.75%         B         $ 11.83      144,843

EQ/GAMCO MERGERS AND ACQUISITIONS.....   0.00%         B         $144.55        6,682

EQ/GAMCO SMALL COMPANY VALUE..........   0.00%         B         $ 49.97       68,956
EQ/GAMCO SMALL COMPANY VALUE..........   0.00%         B         $227.69       33,028
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 29.28        8,346
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 30.44      326,141
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 38.13       39,744
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 40.38      477,173
EQ/GAMCO SMALL COMPANY VALUE..........   0.75%         B         $ 72.17      462,601

EQ/GLOBAL BOND PLUS...................   0.00%         B         $138.19       10,344

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                 CONTRACT                               UNITS
                                 CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
                                 -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY...   0.35%         A         $ 28.60         360
EQ/GLOBAL MULTI-SECTOR EQUITY...   0.35%         A         $ 30.37      27,406
EQ/GLOBAL MULTI-SECTOR EQUITY...   0.00%         B         $222.46      24,910

EQ/INTERMEDIATE GOVERNMENT BOND.   0.00%         A         $ 18.06     461,193
EQ/INTERMEDIATE GOVERNMENT BOND.   0.35%         A         $ 13.84     144,480
EQ/INTERMEDIATE GOVERNMENT BOND.   0.35%         A         $ 13.84       3,538
EQ/INTERMEDIATE GOVERNMENT BOND.   0.35%         A         $ 16.22     141,601
EQ/INTERMEDIATE GOVERNMENT BOND.   0.35%         A         $ 16.28      14,902
EQ/INTERMEDIATE GOVERNMENT BOND.   0.75%         A         $ 19.12      68,864
EQ/INTERMEDIATE GOVERNMENT BOND.   0.00%         B         $122.90       5,652

EQ/INTERNATIONAL CORE PLUS......   0.00%         B         $135.18       8,638

EQ/INTERNATIONAL EQUITY INDEX...   0.00%         A         $ 11.38      53,135
EQ/INTERNATIONAL EQUITY INDEX...   0.00%         B         $115.18      28,732

EQ/INTERNATIONAL VALUE PLUS.....   0.00%         A         $ 15.49      93,587
EQ/INTERNATIONAL VALUE PLUS.....   0.00%         B         $146.54      16,295

EQ/JPMORGAN VALUE OPPORTUNITIES.   0.00%         A         $  9.06       3,347
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.00%         B         $178.19       3,278

EQ/LARGE CAP CORE PLUS..........   0.00%         B         $116.14       4,211

EQ/LARGE CAP GROWTH INDEX.......   0.00%         B         $105.02      13,247

EQ/LARGE CAP GROWTH PLUS........   0.00%         A         $ 13.20      13,522
EQ/LARGE CAP GROWTH PLUS........   0.00%         B         $207.84       6,400

EQ/LARGE CAP VALUE INDEX........   0.35%         A         $ 14.35       5,342
EQ/LARGE CAP VALUE INDEX........   0.35%         A         $ 15.17     104,711
EQ/LARGE CAP VALUE INDEX........   0.35%         A         $ 15.25     275,278
EQ/LARGE CAP VALUE INDEX........   0.35%         A         $ 15.25       9,818
EQ/LARGE CAP VALUE INDEX........   0.00%         B         $ 73.72      15,134

EQ/LARGE CAP VALUE PLUS.........   0.00%         A         $ 15.72       2,831
EQ/LARGE CAP VALUE PLUS.........   0.35%         A         $ 10.75          18
EQ/LARGE CAP VALUE PLUS.........   0.35%         A         $ 11.06      79,912
EQ/LARGE CAP VALUE PLUS.........   0.00%         B         $127.00      23,509

EQ/LORD ABBETT LARGE CAP CORE...   0.00%         B         $138.52       5,038

EQ/MFS INTERNATIONAL GROWTH.....   0.00%         B         $ 16.34     169,406
EQ/MFS INTERNATIONAL GROWTH.....   0.00%         B         $170.56      12,694
EQ/MFS INTERNATIONAL GROWTH.....   0.35%         B         $ 14.52      51,870
EQ/MFS INTERNATIONAL GROWTH.....   0.35%         B         $ 15.46     309,346
EQ/MFS INTERNATIONAL GROWTH.....   0.75%         B         $ 22.56     368,476

EQ/MID CAP INDEX................   0.35%         A         $ 16.85       3,904
EQ/MID CAP INDEX................   0.35%         A         $ 17.61     163,742
EQ/MID CAP INDEX................   0.00%         B         $150.33      17,713

EQ/MID CAP VALUE PLUS...........   0.00%         A         $ 14.91      26,864
EQ/MID CAP VALUE PLUS...........   0.35%         A         $ 14.74     652,086
EQ/MID CAP VALUE PLUS...........   0.00%         B         $212.78      10,789

EQ/MONEY MARKET.................   0.00%         A         $ 11.43      91,708
EQ/MONEY MARKET.................   0.35%         A         $ 11.13     331,912
EQ/MONEY MARKET.................   0.35%         A         $ 11.13     391,731
EQ/MONEY MARKET.................   0.60%         A         $ 10.94      31,859
EQ/MONEY MARKET.................   0.75%         A         $ 10.81     145,374

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                         CONTRACT                               UNITS
                                         CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
                                         -------- --------------- ---------- -----------
EQ/MONEY MARKET.........................   0.00%         B         $131.49       87,841

EQ/MONTAG & CALDWELL GROWTH.............   0.00%         B         $ 11.65       17,301
EQ/MONTAG & CALDWELL GROWTH.............   0.00%         B         $157.47        6,538
EQ/MONTAG & CALDWELL GROWTH.............   0.35%         B         $ 13.48      240,899
EQ/MONTAG & CALDWELL GROWTH.............   0.35%         B         $ 13.86    2,154,395
EQ/MONTAG & CALDWELL GROWTH.............   0.35%         B         $ 13.88       17,349
EQ/MONTAG & CALDWELL GROWTH.............   0.35%         B         $ 14.18      517,274
EQ/MONTAG & CALDWELL GROWTH.............   0.75%         B         $ 10.64      245,402

EQ/MORGAN STANLEY MID CAP GROWTH........   0.00%         A         $ 22.50       99,342
EQ/MORGAN STANLEY MID CAP GROWTH........   0.35%         A         $ 13.40        3,678
EQ/MORGAN STANLEY MID CAP GROWTH........   0.35%         A         $ 13.50      351,084
EQ/MORGAN STANLEY MID CAP GROWTH........   0.35%         A         $ 20.98       84,077
EQ/MORGAN STANLEY MID CAP GROWTH........   0.35%         A         $ 21.68        8,970
EQ/MORGAN STANLEY MID CAP GROWTH........   0.00%         B         $183.48       15,090

EQ/PIMCO ULTRA SHORT BOND...............   0.00%         A         $ 13.98       94,218
EQ/PIMCO ULTRA SHORT BOND...............   0.00%         B         $118.76       20,120
EQ/PIMCO ULTRA SHORT BOND...............   0.35%         B         $ 13.49        3,784
EQ/PIMCO ULTRA SHORT BOND...............   0.35%         B         $ 13.52       61,745
EQ/PIMCO ULTRA SHORT BOND...............   0.35%         B         $ 13.53        2,599
EQ/PIMCO ULTRA SHORT BOND...............   0.35%         B         $ 13.61      123,845

EQ/QUALITY BOND PLUS....................   0.00%         A         $ 11.22        2,491
EQ/QUALITY BOND PLUS....................   0.00%         B         $167.74        8,000
EQ/QUALITY BOND PLUS....................   0.35%         B         $ 18.25       16,505
EQ/QUALITY BOND PLUS....................   0.35%         B         $ 18.35      164,352
EQ/QUALITY BOND PLUS....................   0.75%         B         $ 25.01      149,673

EQ/SMALL COMPANY INDEX..................   0.00%         A         $ 10.99      243,262
EQ/SMALL COMPANY INDEX..................   0.35%         A         $ 20.00       51,355
EQ/SMALL COMPANY INDEX..................   0.00%         B         $198.34       10,590

EQ/T. ROWE PRICE GROWTH STOCK...........   0.00%         B         $ 15.55      180,809
EQ/T. ROWE PRICE GROWTH STOCK...........   0.00%         B         $133.60       11,707
EQ/T. ROWE PRICE GROWTH STOCK...........   0.35%         B         $ 12.46       93,091
EQ/T. ROWE PRICE GROWTH STOCK...........   0.35%         B         $ 12.59      774,753
EQ/T. ROWE PRICE GROWTH STOCK...........   0.75%         B         $ 25.74      892,016

EQ/UBS GROWTH & INCOME..................   0.00%         B         $135.85        3,342
EQ/UBS GROWTH & INCOME..................   0.35%         B         $ 13.10        4,080
EQ/UBS GROWTH & INCOME..................   0.35%         B         $ 13.35       91,196
EQ/UBS GROWTH & INCOME..................   0.35%         B         $ 13.56      642,955
EQ/UBS GROWTH & INCOME..................   0.35%         B         $ 13.86      150,791
EQ/UBS GROWTH & INCOME..................   0.75%         B         $ 10.53      154,360

EQ/VAN KAMPEN COMSTOCK..................   0.00%         B         $128.75        6,801

EQ/WELLS FARGO OMEGA GROWTH.............   0.00%         B         $145.96       17,573

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO.   0.00%   INITIAL CLASS   $ 15.83          530

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.   0.00%   INITIAL CLASS   $ 18.63      239,750
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.   0.35%   SERVICE CLASS   $ 17.57       55,364
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.   0.35%   SERVICE CLASS   $ 18.89      672,541
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.   0.75%   SERVICE CLASS   $ 16.03      334,700
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.   0.00%  SERVICE CLASS 2  $120.54        7,096

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                           CONTRACT                                    UNITS
                                           CHARGES*     SHARE CLASS**    UNIT VALUE OUTSTANDING
                                           -------- -------------------- ---------- -----------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.   0.00%     INITIAL CLASS      $ 13.49      43,087
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.   0.00%    SERVICE CLASS 2     $125.38       1,196

FIDELITY(R) VIP MID CAP PORTFOLIO.........   0.00%    SERVICE CLASS 2     $115.75       3,522

FRANKLIN INCOME SECURITIES FUND...........   0.00%        CLASS 2         $ 12.39      44,470
FRANKLIN INCOME SECURITIES FUND...........   0.35%        CLASS 2         $ 12.17       6,558
FRANKLIN INCOME SECURITIES FUND...........   0.35%        CLASS 2         $ 19.19     345,341

FRANKLIN RISING DIVIDENDS SECURITIES FUND.   0.00%        CLASS 2         $128.73       8,076
FRANKLIN RISING DIVIDENDS SECURITIES FUND.   0.35%        CLASS 2         $ 17.62      49,625

FRANKLIN SMALL CAP VALUE SECURITIES FUND..   0.00%        CLASS 2         $121.69       1,038

FRANKLIN STRATEGIC INCOME SECURITIES FUND.   0.00%        CLASS 2         $121.71       6,382

GOLDMAN SACHS VIT MID CAP VALUE FUND......   0.00%     SERVICE SHARES     $119.75       1,870

INVESCO V.I. DIVERSIFIED DIVIDEND FUND....   0.00%        SERIES I        $  7.72     350,656
INVESCO V.I. DIVERSIFIED DIVIDEND FUND....   0.35%        SERIES I        $  7.55      31,680
INVESCO V.I. DIVERSIFIED DIVIDEND FUND....   0.35%        SERIES I        $  7.79         290

INVESCO V.I. GLOBAL CORE EQUITY FUND......   0.00%        SERIES I        $ 12.37         631
INVESCO V.I. GLOBAL CORE EQUITY FUND......   0.35%        SERIES I        $ 12.81      32,160
INVESCO V.I. GLOBAL CORE EQUITY FUND......   0.35%        SERIES I        $ 14.61       1,262

INVESCO V.I. GLOBAL HEALTH CARE FUND......   0.00%        SERIES I        $ 17.97       6,335
INVESCO V.I. GLOBAL HEALTH CARE FUND......   0.35%        SERIES I        $ 16.56      39,625
INVESCO V.I. GLOBAL HEALTH CARE FUND......   0.35%        SERIES I        $ 16.77         131

INVESCO V.I. GLOBAL REAL ESTATE FUND......   0.00%       SERIES II        $133.00       5,954

INVESCO V.I. INTERNATIONAL GROWTH FUND....   0.00%       SERIES II        $118.36       4,284

INVESCO V.I. MID CAP CORE EQUITY FUND.....   0.00%       SERIES II        $108.74       1,278

INVESCO V.I. SMALL CAP EQUITY FUND........   0.00%       SERIES II        $123.22       1,043

INVESCO V.I. TECHNOLOGY FUND..............   0.00%        SERIES I        $ 15.59       3,120
INVESCO V.I. TECHNOLOGY FUND..............   0.35%        SERIES I        $ 11.68      19,496

IVY FUNDS VIP ENERGY......................   0.00%     COMMON SHARES      $105.52       6,017

IVY FUNDS VIP MID CAP GROWTH..............   0.00%     COMMON SHARES      $130.74       5,424

IVY FUNDS VIP SMALL CAP GROWTH............   0.00%     COMMON SHARES      $106.73       1,918

JANUS ASPEN SERIES BALANCED PORTFOLIO.....   0.35%  INSTITUTIONAL SHARES  $ 18.86      50,461
JANUS ASPEN SERIES BALANCED PORTFOLIO.....   0.35%  INSTITUTIONAL SHARES  $ 19.21     334,259
JANUS ASPEN SERIES BALANCED PORTFOLIO.....   0.75%  INSTITUTIONAL SHARES  $ 18.16      66,594

JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...   0.00%  INSTITUTIONAL SHARES  $ 10.11      38,979
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...   0.35%  INSTITUTIONAL SHARES  $  9.90      59,002
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...   0.35%  INSTITUTIONAL SHARES  $ 11.94     767,026
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...   0.75%  INSTITUTIONAL SHARES  $ 15.71      93,291

JANUS ASPEN SERIES FORTY PORTFOLIO........   0.00%  INSTITUTIONAL SHARES  $ 13.06     163,346
JANUS ASPEN SERIES FORTY PORTFOLIO........   0.35%  INSTITUTIONAL SHARES  $ 15.69      49,468
JANUS ASPEN SERIES FORTY PORTFOLIO........   0.35%  INSTITUTIONAL SHARES  $ 16.57     340,905
JANUS ASPEN SERIES FORTY PORTFOLIO........   0.75%  INSTITUTIONAL SHARES  $ 11.99     255,828
JANUS ASPEN SERIES FORTY PORTFOLIO........   0.35%     SERVICE SHARES     $ 20.28     109,078
JANUS ASPEN SERIES FORTY PORTFOLIO........   0.35%     SERVICE SHARES     $ 20.44         436

JANUS ASPEN SERIES OVERSEAS PORTFOLIO.....   0.00%  INSTITUTIONAL SHARES  $ 19.39      20,456
JANUS ASPEN SERIES OVERSEAS PORTFOLIO.....   0.35%     SERVICE SHARES     $ 24.98       1,661
JANUS ASPEN SERIES OVERSEAS PORTFOLIO.....   0.35%     SERVICE SHARES     $ 25.05     152,379

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2012

                                                       CONTRACT                                    UNITS
                                                       CHARGES*     SHARE CLASS**    UNIT VALUE OUTSTANDING
                                                       -------- -------------------- ---------- -----------
JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO....   0.00%     SERVICE SHARES     $ 19.02     120,255

JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.00%  INSTITUTIONAL SHARES  $  9.15      39,990
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.35%  INSTITUTIONAL SHARES  $  8.76      46,265
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.35%  INSTITUTIONAL SHARES  $  9.95     661,277
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.75%  INSTITUTIONAL SHARES  $  6.91     352,742

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO...   0.00%     SERVICE SHARES     $114.08      16,981

MFS(R) INTERNATIONAL VALUE PORTFOLIO..................   0.00%     SERVICE CLASS      $121.68       6,958

MFS(R) INVESTORS GROWTH STOCK SERIES..................   0.00%     SERVICE CLASS      $123.91         553

MFS(R) INVESTORS TRUST SERIES.........................   0.00%     SERVICE CLASS      $119.12         322

MFS(R) UTILITIES SERIES...............................   0.00%     INITIAL CLASS      $ 36.28       4,793
MFS(R) UTILITIES SERIES...............................   0.35%     INITIAL CLASS      $ 32.04         247
MFS(R) UTILITIES SERIES...............................   0.35%     INITIAL CLASS      $ 33.43      42,296

MULTIMANAGER AGGRESSIVE EQUITY........................   0.00%           B            $ 93.54      18,947

MULTIMANAGER CORE BOND................................   0.00%           A            $ 13.63     638,963
MULTIMANAGER CORE BOND................................   0.00%           B            $172.07      11,772

MULTIMANAGER INTERNATIONAL EQUITY.....................   0.00%           B            $187.08       7,692

MULTIMANAGER LARGE CAP CORE EQUITY....................   0.00%           B            $163.36       1,777

MULTIMANAGER LARGE CAP VALUE..........................   0.00%           A            $  9.04         784
MULTIMANAGER LARGE CAP VALUE..........................   0.00%           B            $183.60       7,219

MULTIMANAGER MID CAP GROWTH...........................   0.00%           B            $218.86       2,740

MULTIMANAGER MID CAP VALUE............................   0.00%           B            $171.37       6,847

MULTIMANAGER MULTI-SECTOR BOND........................   0.35%           A            $ 14.50         417
MULTIMANAGER MULTI-SECTOR BOND........................   0.35%           A            $ 15.12      80,157
MULTIMANAGER MULTI-SECTOR BOND........................   0.00%           B            $136.68      11,053

MULTIMANAGER SMALL CAP GROWTH.........................   0.00%           B            $ 12.79      52,921
MULTIMANAGER SMALL CAP GROWTH.........................   0.00%           B            $131.78       6,200
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%           B            $ 12.22       1,653
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%           B            $ 12.28     193,573
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%           B            $ 17.64      36,653
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%           B            $ 18.13     312,053
MULTIMANAGER SMALL CAP GROWTH.........................   0.75%           B            $ 11.27      55,425

MULTIMANAGER SMALL CAP VALUE..........................   0.00%           B            $215.42       2,655

MULTIMANAGER TECHNOLOGY...............................   0.00%           B            $231.80       7,972

MUTUAL SHARES SECURITIES FUND.........................   0.00%        CLASS 2         $116.44       1,492

OPPENHEIMER GLOBAL SECURITIES FUND/VA.................   0.35%     SERVICE CLASS      $ 22.12      95,951

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................   0.00%     ADVISOR CLASS      $120.72       4,747

PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%  ADMINISTRATIVE CLASS  $ 21.35       9,164
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%  ADMINISTRATIVE CLASS  $ 22.52      67,370
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%  ADMINISTRATIVE CLASS  $ 23.35      97,953
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%  ADMINISTRATIVE CLASS  $ 23.44         818

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2012

                                                       CONTRACT                               UNITS
                                                       CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
                                                       -------- --------------- ---------- -----------
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..   0.00%  ADVISOR CLASS    $127.44      12,696

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.   0.00%  ADVISOR CLASS    $118.59      22,921

T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II...........   0.00%     CLASS II      $118.74       2,389

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........   0.00%     CLASS 2       $108.20     154,217

TEMPLETON GLOBAL BOND SECURITIES FUND.................   0.00%     CLASS 2       $119.95     151,649

TEMPLETON GROWTH SECURITIES FUND......................   0.00%     CLASS 2       $117.56         761

UIF EMERGING MARKETS DEBT PORTFOLIO...................   0.00%     CLASS I       $ 29.50       7,078

VAN ECK VIP EMERGING MARKETS FUND.....................   0.00%  INITIAL CLASS    $ 23.24      66,603

VAN ECK VIP GLOBAL BOND FUND..........................   0.00%  INITIAL CLASS    $ 23.43      47,318

VAN ECK VIP GLOBAL HARD ASSETS FUND...................   0.00%  CLASS S SHARES   $100.63       8,059
VAN ECK VIP GLOBAL HARD ASSETS FUND...................   0.00%  INITIAL CLASS    $ 45.33      33,866

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.
**Share class reflects the shares of the Portfolio that the Variable Investment
  Options invest in, as further described in Note 5 of these financial statements.

                                    FSA-31

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                  AMERICAN CENTURY
                                                                     ALL ASSET       VP MID CAP    AXA AGGRESSIVE AXA BALANCED
                                                                   GROWTH-ALT 20*    VALUE FUND     ALLOCATION*    STRATEGY*
                                                                   -------------- ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   943,312       $ 4,096        $  175,114     $ 67,885
  Expenses:
   Asset-based charges............................................      406,674            --             2,802           --
                                                                    -----------       -------        ----------     --------

NET INVESTMENT INCOME (LOSS)......................................      536,638         4,096           172,312       67,885
                                                                    -----------       -------        ----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (2,294,444)         (205)         (466,856)      69,543
   Realized gain distribution from The Trusts.....................    1,471,558         8,297           270,875           --
                                                                    -----------       -------        ----------     --------
  Net realized gain (loss)........................................     (822,886)        8,092          (195,981)      69,543
                                                                    -----------       -------        ----------     --------

  Change in unrealized appreciation (depreciation) of investments.    6,985,156        17,727         2,542,735      452,955
                                                                    -----------       -------        ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    6,162,270        25,819         2,346,754      522,498
                                                                    -----------       -------        ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 6,698,908       $29,915        $2,519,066     $590,383
                                                                    ===========       =======        ==========     ========

                                                                   AXA CONSERVATIVE
                                                                     ALLOCATION*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 26,105
  Expenses:
   Asset-based charges............................................        2,854
                                                                       --------

NET INVESTMENT INCOME (LOSS)......................................       23,251
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        3,881
   Realized gain distribution from The Trusts.....................       42,627
                                                                       --------
  Net realized gain (loss)........................................       46,508
                                                                       --------

  Change in unrealized appreciation (depreciation) of investments.       61,607
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      108,115
                                                                       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $131,366
                                                                       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   AXA CONSERVATIVE AXA CONSERVATIVE- AXA CONSERVATIVE AXA GROWTH
                                                                   GROWTH STRATEGY* PLUS ALLOCATION*     STRATEGY*     STRATEGY*
                                                                   ---------------- ----------------- ---------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 20,813         $ 53,876          $11,957       $ 69,540
  Expenses:
   Asset-based charges............................................           --            6,546               --             --
                                                                       --------         --------          -------       --------

NET INVESTMENT INCOME (LOSS)......................................       20,813           47,330           11,957         69,540
                                                                       --------         --------          -------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        3,715          (26,496)            (872)         3,456
   Realized gain distribution from The Trusts.....................           --           90,580               --             --
                                                                       --------         --------          -------       --------
  Net realized gain (loss)........................................        3,715           64,084             (872)         3,456
                                                                       --------         --------          -------       --------

  Change in unrealized appreciation (depreciation) of investments.      123,990          323,496           37,076        692,109
                                                                       --------         --------          -------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      127,705          387,580           36,204        695,565
                                                                       --------         --------          -------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $148,518         $434,910          $48,161       $765,105
                                                                       ========         ========          =======       ========

                                                                   AXA MODERATE
                                                                   ALLOCATION*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  257,315
  Expenses:
   Asset-based charges............................................      14,265
                                                                    ----------

NET INVESTMENT INCOME (LOSS)......................................     243,050
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (350,098)
   Realized gain distribution from The Trusts.....................     379,100
                                                                    ----------
  Net realized gain (loss)........................................      29,002
                                                                    ----------

  Change in unrealized appreciation (depreciation) of investments.   2,345,036
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   2,374,038
                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $2,617,088
                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                     AXA MODERATE    AXA MODERATE-   AXA TACTICAL AXA TACTICAL
                                                                   GROWTH STRATEGY* PLUS ALLOCATION* MANAGER 400* MANAGER 500*
                                                                   ---------------- ---------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  168,784       $  530,763      $   227      $   902
  Expenses:
   Asset-based charges............................................            --           15,445           --           --
                                                                      ----------       ----------      -------      -------

NET INVESTMENT INCOME (LOSS)......................................       168,784          515,318          227          902
                                                                      ----------       ----------      -------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        87,928         (639,651)        (166)         339
   Realized gain distribution from The Trusts.....................            --        1,033,722          830        2,056
                                                                      ----------       ----------      -------      -------
  Net realized gain (loss)........................................        87,928          394,071          664        2,395
                                                                      ----------       ----------      -------      -------

  Change in unrealized appreciation (depreciation) of investments.     1,546,380        5,950,057       11,873        7,492
                                                                      ----------       ----------      -------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     1,634,308        6,344,128       12,537        9,887
                                                                      ----------       ----------      -------      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $1,803,092       $6,859,446      $12,764      $10,789
                                                                      ==========       ==========      =======      =======

                                                                   AXA TACTICAL
                                                                   MANAGER 2000*
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   352
  Expenses:
   Asset-based charges............................................         --
                                                                      -------

NET INVESTMENT INCOME (LOSS)......................................        352
                                                                      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (280)
   Realized gain distribution from The Trusts.....................      1,426
                                                                      -------
  Net realized gain (loss)........................................      1,146
                                                                      -------

  Change in unrealized appreciation (depreciation) of investments.      9,513
                                                                      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     10,659
                                                                      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $11,011
                                                                      =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                    AXA TACTICAL
                                                                      MANAGER      DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN
                                                                   INTERNATIONAL* INDEX FUND, INC.  SMALL CAP GROWTH*
                                                                   -------------- ---------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   831        $  615,563          $  5,724
  Expenses:
   Asset-based charges............................................         --            58,997             1,989
                                                                      -------        ----------          --------

NET INVESTMENT INCOME (LOSS)......................................        831           556,566             3,735
                                                                      -------        ----------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (1,021)         (564,050)           36,909
   Realized gain distribution from The Trusts.....................         --         1,107,975           156,856
                                                                      -------        ----------          --------
  Net realized gain (loss)........................................     (1,021)          543,925           193,765
                                                                      -------        ----------          --------

  Change in unrealized appreciation (depreciation) of investments.     18,512         2,655,309           136,586
                                                                      -------        ----------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     17,491         3,199,234           330,351
                                                                      -------        ----------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $18,322        $3,755,800          $334,086
                                                                      =======        ==========          ========

                                                                   EQ/BLACKROCK BASIC EQ/BOSTON ADVISORS
                                                                     VALUE EQUITY*      EQUITY INCOME*
                                                                   ------------------ ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 76,278          $  293,205
  Expenses:
   Asset-based charges............................................         2,682              32,145
                                                                        --------          ----------

NET INVESTMENT INCOME (LOSS)......................................        73,596             261,060
                                                                        --------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (3,341)           (670,270)
   Realized gain distribution from The Trusts.....................            --             177,722
                                                                        --------          ----------
  Net realized gain (loss)........................................        (3,341)           (492,548)
                                                                        --------          ----------

  Change in unrealized appreciation (depreciation) of investments.       471,935           2,793,302
                                                                        --------          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       468,594           2,300,754
                                                                        --------          ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $542,190          $2,561,814
                                                                        ========          ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN  EQ/COMMON
                                                                      RESPONSIBLE*          RESEARCH*      STOCK INDEX*
                                                                   ------------------- ------------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 14,232            $ 39,597         $ 86,791
  Expenses:
   Asset-based charges............................................         5,473              17,886               --
                                                                        --------            --------         --------

NET INVESTMENT INCOME (LOSS)......................................         8,759              21,711           86,791
                                                                        --------            --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (3,906)             15,528          (36,967)
   Realized gain distribution from The Trusts.....................            --                  --               --
                                                                        --------            --------         --------
  Net realized gain (loss)........................................        (3,906)             15,528          (36,967)
                                                                        --------            --------         --------

  Change in unrealized appreciation (depreciation) of investments.       210,607             611,209          657,631
                                                                        --------            --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       206,701             626,737          620,664
                                                                        --------            --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $215,460            $648,448         $707,455
                                                                        ========            ========         ========

                                                                     EQ/CORE   EQ/EQUITY
                                                                   BOND INDEX* 500 INDEX*
                                                                   ----------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  512,000   $107,927
  Expenses:
   Asset-based charges............................................     72,108         --
                                                                   ----------   --------

NET INVESTMENT INCOME (LOSS)......................................    439,892    107,927
                                                                   ----------   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     19,352      1,856
   Realized gain distribution from The Trusts.....................         --      2,729
                                                                   ----------   --------
  Net realized gain (loss)........................................     19,352      4,585
                                                                   ----------   --------

  Change in unrealized appreciation (depreciation) of investments.    572,029    640,013
                                                                   ----------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    591,381    644,598
                                                                   ----------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,031,273   $752,525
                                                                   ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                    EQ/EQUITY   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL
                                                                   GROWTH PLUS* AND ACQUISITIONS* COMPANY VALUE* BOND PLUS*
                                                                   ------------ ----------------- -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   60,089       $    --       $   895,958    $ 20,264
  Expenses:
   Asset-based charges............................................      32,265            --           349,685          --
                                                                    ----------       -------       -----------    --------

NET INVESTMENT INCOME (LOSS)......................................      27,824            --           546,273      20,264
                                                                    ----------       -------       -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (186,978)        1,779         3,265,247        (377)
   Realized gain distribution from The Trusts.....................          --        21,139         1,914,703      53,125
                                                                    ----------       -------       -----------    --------
  Net realized gain (loss)........................................    (186,978)       22,918         5,179,950      52,748
                                                                    ----------       -------       -----------    --------

  Change in unrealized appreciation (depreciation) of investments.   1,421,883        22,533         5,663,246     (23,563)
                                                                    ----------       -------       -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,234,905        45,451        10,843,196      29,185
                                                                    ----------       -------       -----------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,262,729       $45,451       $11,389,469    $ 49,449
                                                                    ==========       =======       ===========    ========

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  87,873
  Expenses:
   Asset-based charges............................................        3,007
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................       84,866
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (155,265)
   Realized gain distribution from The Trusts.....................           --
                                                                      ---------
  Net realized gain (loss)........................................     (155,265)
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.      967,429
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      812,164
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 897,030
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                   GOVERNMENT BOND*    CORE PLUS*     EQUITY INDEX*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 37,496         $ 16,282         $112,215
  Expenses:
   Asset-based charges............................................       27,912               --               --
                                                                       --------         --------         --------

NET INVESTMENT INCOME (LOSS)......................................        9,584           16,282          112,215
                                                                       --------         --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       91,672           13,963          (79,976)
   Realized gain distribution from The Trusts.....................       57,614               --               --
                                                                       --------         --------         --------
  Net realized gain (loss)........................................      149,286           13,963          (79,976)
                                                                       --------         --------         --------

  Change in unrealized appreciation (depreciation) of investments.      (34,413)         121,143          498,705
                                                                       --------         --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      114,873          135,106          418,729
                                                                       --------         --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $124,457         $151,388         $530,944
                                                                       ========         ========         ========

                                                                   EQ/INTERNATIONAL     EQ/JPMORGAN
                                                                     VALUE PLUS*    VALUE OPPORTUNITIES*
                                                                   ---------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    66,355          $ 5,759
  Expenses:
   Asset-based charges............................................            --               --
                                                                     -----------          -------

NET INVESTMENT INCOME (LOSS)......................................        66,355            5,759
                                                                     -----------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (1,139,919)          24,423
   Realized gain distribution from The Trusts.....................            --               --
                                                                     -----------          -------
  Net realized gain (loss)........................................    (1,139,919)          24,423
                                                                     -----------          -------

  Change in unrealized appreciation (depreciation) of investments.     1,687,429           48,893
                                                                     -----------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       547,510           73,316
                                                                     -----------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $   613,865          $79,075
                                                                     ===========          =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS* VALUE INDEX*
                                                                   ------------ ------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 5,471      $ 16,941      $  8,679    $  138,041
  Expenses:
   Asset-based charges............................................        --            --            --        20,652
                                                                     -------      --------      --------    ----------

NET INVESTMENT INCOME (LOSS)......................................     5,471        16,941         8,679       117,389
                                                                     -------      --------      --------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     3,873        13,681         3,629      (120,649)
   Realized gain distribution from The Trusts.....................    37,434            --            --            --
                                                                     -------      --------      --------    ----------
  Net realized gain (loss)........................................    41,307        13,681         3,629      (120,649)
                                                                     -------      --------      --------    ----------

  Change in unrealized appreciation (depreciation) of investments.    12,144       125,789       159,250     1,032,803
                                                                     -------      --------      --------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    53,451       139,470       162,879       912,154
                                                                     -------      --------      --------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $58,922      $156,411      $171,558    $1,029,543
                                                                     =======      ========      ========    ==========

                                                                   EQ/LARGE CAP
                                                                   VALUE PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $    61,136
  Expenses:
   Asset-based charges............................................       2,915
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................      58,221
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (1,367,950)
   Realized gain distribution from The Trusts.....................          --
                                                                   -----------
  Net realized gain (loss)........................................  (1,367,950)
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.   2,166,538
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     798,588
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $   856,809
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   EQ/LORD ABBETT  EQ/MFS INTERNATIONAL   EQ/MID   EQ/MID CAP
                                                                   LARGE CAP CORE*       GROWTH*        CAP INDEX* VALUE PLUS*
                                                                   --------------- -------------------- ---------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 7,983          $  172,226       $ 53,498  $  146,234
  Expenses:
   Asset-based charges............................................          --              79,506          9,862      32,592
                                                                       -------          ----------       --------  ----------

NET INVESTMENT INCOME (LOSS)......................................       7,983              92,720         43,636     113,642
                                                                       -------          ----------       --------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      19,362            (239,796)       (74,853)     11,306
                                                                       -------          ----------       --------  ----------
  Net realized gain (loss)........................................      19,362            (239,796)       (74,853)     11,306
                                                                       -------          ----------       --------  ----------

  Change in unrealized appreciation (depreciation) of investments.      57,905           3,100,840        822,226   1,909,233
                                                                       -------          ----------       --------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      77,267           2,861,044        747,373   1,920,539
                                                                       -------          ----------       --------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $85,250          $2,953,764       $791,009  $2,034,181
                                                                       =======          ==========       ========  ==========

                                                                   EQ/MONEY
                                                                   MARKET*
                                                                   --------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $     --
  Expenses:
   Asset-based charges............................................   44,881
                                                                   --------

NET INVESTMENT INCOME (LOSS)......................................  (44,881)
                                                                   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (390)
                                                                   --------
  Net realized gain (loss)........................................     (390)
                                                                   --------

  Change in unrealized appreciation (depreciation) of investments.      560
                                                                   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      170
                                                                   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(44,711)
                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                     EQ/MONTAG &    EQ/MORGAN STANLEY EQ/PIMCO ULTRA EQ/QUALITY
                                                                   CALDWELL GROWTH*  MID CAP GROWTH*   SHORT BOND*   BOND PLUS*
                                                                   ---------------- ----------------- -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  383,306        $ 55,159         $35,466     $  52,824
  Expenses:
   Asset-based charges............................................       164,975          24,490           9,156        41,720
                                                                      ----------        --------         -------     ---------

NET INVESTMENT INCOME (LOSS)......................................       218,331          30,669          26,310        11,104
                                                                      ----------        --------         -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     3,204,944         213,188            (150)     (131,567)
   Realized gain distribution from The Trusts.....................            --         191,123              --            --
                                                                      ----------        --------         -------     ---------
  Net realized gain (loss)........................................     3,204,944         404,311            (150)     (131,567)
                                                                      ----------        --------         -------     ---------

  Change in unrealized appreciation (depreciation) of investments.     1,987,506         449,079          57,315       308,357
                                                                      ----------        --------         -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     5,192,450         853,390          57,165       176,790
                                                                      ----------        --------         -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $5,410,781        $884,059         $83,475     $ 187,894
                                                                      ==========        ========         =======     =========

                                                                      EQ/SMALL
                                                                   COMPANY INDEX*
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   85,443
  Expenses:
   Asset-based charges............................................        3,474
                                                                     ----------

NET INVESTMENT INCOME (LOSS)......................................       81,969
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      807,522
   Realized gain distribution from The Trusts.....................      341,089
                                                                     ----------
  Net realized gain (loss)........................................    1,148,611
                                                                     ----------

  Change in unrealized appreciation (depreciation) of investments.     (281,090)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      867,521
                                                                     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $  949,490
                                                                     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   EQ/T. ROWE PRICE EQ/UBS GROWTH EQ/VAN KAMPEN EQ/WELLS FARGO
                                                                    GROWTH STOCK*     & INCOME*     COMSTOCK*   OMEGA GROWTH*
                                                                   ---------------- ------------- ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $       --     $  120,822     $ 10,742       $    336
  Expenses:
   Asset-based charges............................................       214,330         55,675           --             --
                                                                      ----------     ----------     --------       --------

NET INVESTMENT INCOME (LOSS)......................................      (214,330)        65,147       10,742            336
                                                                      ----------     ----------     --------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       531,851       (273,910)       2,461         24,523
   Realized gain distribution from The Trusts.....................            --             --           --         80,476
                                                                      ----------     ----------     --------       --------
  Net realized gain (loss)........................................       531,851       (273,910)       2,461        104,999
                                                                      ----------     ----------     --------       --------

  Change in unrealized appreciation (depreciation) of investments.     5,956,759      1,891,884      116,543        255,180
                                                                      ----------     ----------     --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     6,488,610      1,617,974      119,004        360,179
                                                                      ----------     ----------     --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $6,274,280     $1,683,121     $129,746       $360,515
                                                                      ==========     ==========     ========       ========

                                                                   FIDELITY(R) VIP ASSET
                                                                          MANAGER
                                                                         PORTFOLIO
                                                                   ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................         $128
  Expenses:
   Asset-based charges............................................           --
                                                                           ----

NET INVESTMENT INCOME (LOSS)......................................          128
                                                                           ----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................           28
   Realized gain distribution from The Trusts.....................           61
                                                                           ----
  Net realized gain (loss)........................................           89
                                                                           ----

  Change in unrealized appreciation (depreciation) of investments.          701
                                                                           ----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............          790
                                                                           ----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...         $918
                                                                           ====

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-42

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    CONTRAFUND(R)  GROWTH & INCOME FIDELITY(R) VIP MID
                                                                      PORTFOLIO       PORTFOLIO       CAP PORTFOLIO
                                                                   --------------- --------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  305,142       $ 15,656           $ 1,540
  Expenses:
   Asset-based charges............................................       89,724             --                --
                                                                     ----------       --------           -------

NET INVESTMENT INCOME (LOSS)                                            215,418         15,656             1,540
                                                                     ----------       --------           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      198,715          1,090               599
   Realized gain distribution from The Trusts.....................           --            343            32,180
                                                                     ----------       --------           -------
  Net realized gain (loss)........................................      198,715          1,433            32,779
                                                                     ----------       --------           -------

  Change in unrealized appreciation (depreciation) of investments.    3,199,578         90,956             3,356
                                                                     ----------       --------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    3,398,293         92,389            36,135
                                                                     ----------       --------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $3,613,711       $108,045           $37,675
                                                                     ==========       ========           =======

                                                                                   FRANKLIN RISING
                                                                   FRANKLIN INCOME    DIVIDENDS
                                                                   SECURITIES FUND SECURITIES FUND
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 444,304       $ 24,340
  Expenses:
   Asset-based charges............................................       22,505          2,829
                                                                      ---------       --------

NET INVESTMENT INCOME (LOSS)                                            421,799         21,511
                                                                      ---------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (117,526)        10,979
   Realized gain distribution from The Trusts.....................           --             --
                                                                      ---------       --------
  Net realized gain (loss)........................................     (117,526)        10,979
                                                                      ---------       --------

  Change in unrealized appreciation (depreciation) of investments.      497,914        127,787
                                                                      ---------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      380,388        138,766
                                                                      ---------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 802,187       $160,277
                                                                      =========       ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   FRANKLIN SMALL      FRANKLIN
                                                                      CAP VALUE    STRATEGIC INCOME GOLDMAN SACHS VIT
                                                                   SECURITIES FUND SECURITIES FUND  MID CAP VALUE FUND
                                                                   --------------- ---------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   795         $35,432           $ 2,035
  Expenses:
   Asset-based charges............................................          --              --                --
                                                                       -------         -------           -------

NET INVESTMENT INCOME (LOSS)......................................         795          35,432             2,035
                                                                       -------         -------           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       1,654            (494)            2,026
   Realized gain distribution from The Trusts.....................          --             596                --
                                                                       -------         -------           -------
  Net realized gain (loss)........................................       1,654             102             2,026
                                                                       -------         -------           -------

  Change in unrealized appreciation (depreciation) of investments.      13,574          24,833            23,644
                                                                       -------         -------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      15,228          24,935            25,670
                                                                       -------         -------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $16,023         $60,367           $27,705
                                                                       =======         =======           =======

                                                                   INVESCO V.I.
                                                                    DIVERSIFIED  INVESCO V.I. GLOBAL
                                                                   DIVIDEND FUND  CORE EQUITY FUND
                                                                   ------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 58,226         $ 10,884
  Expenses:
   Asset-based charges............................................        739            1,492
                                                                     --------         --------

NET INVESTMENT INCOME (LOSS)......................................     57,487            9,392
                                                                     --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     11,215          (34,593)
   Realized gain distribution from The Trusts.....................         --               --
                                                                     --------         --------
  Net realized gain (loss)........................................     11,215          (34,593)
                                                                     --------         --------

  Change in unrealized appreciation (depreciation) of investments.    148,229           78,560
                                                                     --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    159,444           43,967
                                                                     --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $216,931         $ 53,359
                                                                     ========         ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-44

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                           INVESCO V.I.
                                                                   INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL INTERNATIONAL
                                                                    HEALTH CARE FUND    REAL ESTATE FUND    GROWTH FUND
                                                                   ------------------- ------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $     --            $  2,822          $ 5,588
  Expenses:
   Asset-based charges............................................         2,220                  --               --
                                                                        --------            --------          -------

NET INVESTMENT INCOME (LOSS)......................................        (2,220)              2,822            5,588
                                                                        --------            --------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         6,097               2,621            1,115
   Realized gain distribution from The Trusts.....................            --                  --               --
                                                                        --------            --------          -------
  Net realized gain (loss)........................................         6,097               2,621            1,115
                                                                        --------            --------          -------

  Change in unrealized appreciation (depreciation) of investments.       136,097             115,126           45,191
                                                                        --------            --------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       142,194             117,747           46,306
                                                                        --------            --------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $139,974            $120,569          $51,894
                                                                        ========            ========          =======

                                                                   INVESCO V.I. MID CAP INVESCO V.I. SMALL
                                                                     CORE EQUITY FUND    CAP EQUITY FUND
                                                                   -------------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $    --             $    --
  Expenses:
   Asset-based charges............................................            --                  --
                                                                         -------             -------

NET INVESTMENT INCOME (LOSS)......................................            --                  --
                                                                         -------             -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          (196)               (351)
   Realized gain distribution from The Trusts.....................           931                  --
                                                                         -------             -------
  Net realized gain (loss)........................................           735                (351)
                                                                         -------             -------

  Change in unrealized appreciation (depreciation) of investments.         9,798              12,617
                                                                         -------             -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        10,533              12,266
                                                                         -------             -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $10,533             $12,266
                                                                         =======             =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-45

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                    INVESCO V.I.   IVY FUNDS VIP IVY FUNDS VIP MID
                                                                   TECHNOLOGY FUND    ENERGY        CAP GROWTH
                                                                   --------------- ------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --       $     --         $    --
  Expenses:
   Asset-based charges............................................         811             --              --
                                                                       -------       --------         -------

NET INVESTMENT INCOME (LOSS)......................................        (811)            --              --
                                                                       -------       --------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      12,361        (17,984)          1,479
   Realized gain distribution from The Trusts.....................          --             --          50,401
                                                                       -------       --------         -------
  Net realized gain (loss)........................................      12,361        (17,984)         51,880
                                                                       -------       --------         -------

  Change in unrealized appreciation (depreciation) of investments.      14,810         26,956           7,706
                                                                       -------       --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      27,171          8,972          59,586
                                                                       -------       --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $26,360       $  8,972         $59,586
                                                                       =======       ========         =======

                                                                                      JANUS ASPEN
                                                                    IVY FUNDS VIP   SERIES BALANCED
                                                                   SMALL CAP GROWTH    PORTFOLIO
                                                                   ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --        $  240,749
  Expenses:
   Asset-based charges............................................          --            34,351
                                                                       -------        ----------

NET INVESTMENT INCOME (LOSS)......................................          --           206,398
                                                                       -------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (1,040)          (80,115)
   Realized gain distribution from The Trusts.....................       3,153           613,798
                                                                       -------        ----------
  Net realized gain (loss)........................................       2,113           533,683
                                                                       -------        ----------

  Change in unrealized appreciation (depreciation) of investments.       1,548           294,098
                                                                       -------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       3,661           827,781
                                                                       -------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 3,661        $1,034,179
                                                                       =======        ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-46

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                      JANUS ASPEN    JANUS ASPEN    JANUS ASPEN
                                                                   SERIES ENTERPRISE SERIES FORTY SERIES OVERSEAS
                                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                   ----------------- ------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $       --      $  104,313     $  33,156
  Expenses:
   Asset-based charges............................................        44,665          53,559        13,181
                                                                      ----------      ----------     ---------

NET INVESTMENT INCOME (LOSS)......................................       (44,665)         50,754        19,975
                                                                      ----------      ----------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       713,689         978,156      (968,866)
   Realized gain distribution from The Trusts.....................            --              --       618,514
                                                                      ----------      ----------     ---------
  Net realized gain (loss)........................................       713,689         978,156      (350,352)
                                                                      ----------      ----------     ---------

  Change in unrealized appreciation (depreciation) of investments.     1,235,107       2,345,905       824,048
                                                                      ----------      ----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     1,948,796       3,324,061       473,696
                                                                      ----------      ----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $1,904,131      $3,374,815     $ 493,671
                                                                      ==========      ==========     =========

                                                                      JANUS ASPEN
                                                                   SERIES PERKINS MID   JANUS ASPEN
                                                                       CAP VALUE      SERIES WORLDWIDE
                                                                       PORTFOLIO         PORTFOLIO
                                                                   ------------------ ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 14,867         $   81,738
  Expenses:
   Asset-based charges............................................            --             41,253
                                                                        --------         ----------

NET INVESTMENT INCOME (LOSS)......................................        14,867             40,485
                                                                        --------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (25,522)          (391,577)
   Realized gain distribution from The Trusts.....................        77,003                 --
                                                                        --------         ----------
  Net realized gain (loss)........................................        51,481           (391,577)
                                                                        --------         ----------

  Change in unrealized appreciation (depreciation) of investments.       127,579          2,029,953
                                                                        --------         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       179,060          1,638,376
                                                                        --------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $193,927         $1,678,861
                                                                        ========         ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-47

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   LAZARD RETIREMENT     MFS(R)      MFS(R) INVESTORS
                                                                   EMERGING MARKETS   INTERNATIONAL    GROWTH STOCK
                                                                   EQUITY PORTFOLIO  VALUE PORTFOLIO      SERIES
                                                                   ----------------- --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 29,128          $ 9,456          $   99
  Expenses:
   Asset-based charges............................................           --               --              --
                                                                       --------          -------          ------

NET INVESTMENT INCOME (LOSS)......................................       29,128            9,456              99
                                                                       --------          -------          ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (10,777)           9,938             373
   Realized gain distribution from The Trusts.....................       21,147               --           2,184
                                                                       --------          -------          ------
  Net realized gain (loss)........................................       10,370            9,938           2,557
                                                                       --------          -------          ------

  Change in unrealized appreciation (depreciation) of investments.      226,965           72,063           2,580
                                                                       --------          -------          ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      237,335           82,001           5,137
                                                                       --------          -------          ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $266,463          $91,457          $5,236
                                                                       ========          =======          ======

                                                                   MFS(R) INVESTORS MFS(R) UTILITIES
                                                                     TRUST SERIES        SERIES
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  226          $103,783
  Expenses:
   Asset-based charges............................................          --             4,750
                                                                        ------          --------

NET INVESTMENT INCOME (LOSS)......................................         226            99,033
                                                                        ------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         645             2,351
   Realized gain distribution from The Trusts.....................          --                --
                                                                        ------          --------
  Net realized gain (loss)........................................         645             2,351
                                                                        ------          --------

  Change in unrealized appreciation (depreciation) of investments.       3,418            85,565
                                                                        ------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       4,063            87,916
                                                                        ------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $4,289          $186,949
                                                                        ======          ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-48

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                                                   MULTIMANAGER   MULTIMANAGER
                                                                      MULTIMANAGER    MULTIMANAGER INTERNATIONAL LARGE CAP CORE
                                                                   AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*       EQUITY*
                                                                   ------------------ ------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  4,183       $ 202,792     $ 19,514       $ 1,703
                                                                        --------       ---------     --------       -------

NET INVESTMENT INCOME (LOSS)......................................         4,183         202,792       19,514         1,703
                                                                        --------       ---------     --------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        10,739          16,898      (36,310)        3,244
   Realized gain distribution from The Trusts.....................            --         496,885           --            --
                                                                        --------       ---------     --------       -------
  Net realized gain (loss)........................................        10,739         513,783      (36,310)        3,244
                                                                        --------       ---------     --------       -------

  Change in unrealized appreciation (depreciation) of investments.       195,955        (213,115)     229,851        31,016
                                                                        --------       ---------     --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       206,694         300,668      193,541        34,260
                                                                        --------       ---------     --------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $210,877       $ 503,460     $213,055       $35,963
                                                                        ========       =========     ========       =======

                                                                     MULTIMANAGER
                                                                   LARGE CAP VALUE*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  15,848
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................       15,848
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (222,189)
   Realized gain distribution from The Trusts.....................           --
                                                                      ---------
  Net realized gain (loss)........................................     (222,189)
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.      684,152
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      461,963
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 477,811
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   MULTIMANAGER MID MULTIMANAGER MID    MULTIMANAGER
                                                                     CAP GROWTH*       CAP VALUE*    MULTI-SECTOR BOND*
                                                                   ---------------- ---------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --          $  4,262          $ 62,297
  Expenses:
   Asset-based charges............................................          --                --             4,275
                                                                       -------          --------          --------

NET INVESTMENT INCOME (LOSS)......................................          --             4,262            58,022
                                                                       -------          --------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       3,635            27,601           (47,612)
                                                                       -------          --------          --------
  Net realized gain (loss)........................................       3,635            27,601           (47,612)
                                                                       -------          --------          --------

  Change in unrealized appreciation (depreciation) of investments.      69,933           115,738           120,542
                                                                       -------          --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      73,568           143,339            72,930
                                                                       -------          --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $73,568          $147,601          $130,952
                                                                       =======          ========          ========

                                                                     MULTIMANAGER    MULTIMANAGER SMALL
                                                                   SMALL CAP GROWTH*     CAP VALUE*
                                                                   ----------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $       --          $ 3,240
  Expenses:
   Asset-based charges............................................        35,633               --
                                                                      ----------          -------

NET INVESTMENT INCOME (LOSS)......................................       (35,633)           3,240
                                                                      ----------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (177,439)          20,434
                                                                      ----------          -------
  Net realized gain (loss)........................................      (177,439)          20,434
                                                                      ----------          -------

  Change in unrealized appreciation (depreciation) of investments.     1,342,784           57,146
                                                                      ----------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     1,165,345           77,580
                                                                      ----------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $1,129,712          $80,820
                                                                      ==========          =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                                                   OPPENHEIMER
                                                                   MULTIMANAGER  MUTUAL SHARES  GLOBAL SECURITIES
                                                                   TECHNOLOGY*  SECURITIES FUND      FUND/VA
                                                                   ------------ --------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     --       $ 3,087         $ 37,469
  Expenses:
   Asset-based charges............................................         --            --            6,842
                                                                     --------       -------         --------

NET INVESTMENT INCOME (LOSS)......................................         --         3,087           30,627
                                                                     --------       -------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      9,781           825           (8,358)
   Realized gain distribution from The Trusts.....................         --            --               --
                                                                     --------       -------         --------
  Net realized gain (loss)........................................      9,781           825           (8,358)
                                                                     --------       -------         --------

  Change in unrealized appreciation (depreciation) of investments.    170,251        14,945          344,271
                                                                     --------       -------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    180,032        15,770          335,913
                                                                     --------       -------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $180,032       $18,857         $366,540
                                                                     ========       =======         ========

                                                                    PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST  INSURANCE TRUST
                                                                   COMMODITYREALRET   GLOBAL BOND
                                                                   URN(R) STRATEGY     PORTFOLIO
                                                                      PORTFOLIO       (UNHEDGED)
                                                                   ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 11,165        $  63,793
  Expenses:
   Asset-based charges............................................           --           13,815
                                                                       --------        ---------

NET INVESTMENT INCOME (LOSS)......................................       11,165           49,978
                                                                       --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (15,783)          96,837
   Realized gain distribution from The Trusts.....................       18,518          236,268
                                                                       --------        ---------
  Net realized gain (loss)........................................        2,735          333,105
                                                                       --------        ---------

  Change in unrealized appreciation (depreciation) of investments.        3,263         (137,141)
                                                                       --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        5,998          195,964
                                                                       --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 17,163        $ 245,942
                                                                       ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                   PIMCO VARIABLE  PIMCO VARIABLE                    TEMPLETON
                                                                   INSURANCE TRUST INSURANCE TRUST T. ROWE PRICE    DEVELOPING
                                                                     REAL RETURN    TOTAL RETURN   EQUITY INCOME      MARKETS
                                                                      PORTFOLIO       PORTFOLIO    PORTFOLIO - II SECURITIES FUND
                                                                   --------------- --------------- -------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 10,439        $ 52,886        $ 4,041       $  216,116
                                                                      --------        --------        -------       ----------

NET INVESTMENT INCOME (LOSS)......................................      10,439          52,886          4,041          216,116
                                                                      --------        --------        -------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       6,881             397          1,360          (16,929)
   Realized gain distribution from The Trusts.....................      78,697          49,566             --               --
                                                                      --------        --------        -------       ----------
  Net realized gain (loss)........................................      85,578          49,963          1,360          (16,929)
                                                                      --------        --------        -------       ----------

  Change in unrealized appreciation (depreciation) of investments.     (11,574)         82,166         23,184        1,741,359
                                                                      --------        --------        -------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      74,004         132,129         24,544        1,724,430
                                                                      --------        --------        -------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 84,443        $185,015        $28,585       $1,940,546
                                                                      ========        ========        =======       ==========

                                                                   TEMPLETON GLOBAL
                                                                   BOND SECURITIES
                                                                         FUND
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $1,058,297
                                                                      ----------

NET INVESTMENT INCOME (LOSS)......................................     1,058,297
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (13,088)
   Realized gain distribution from The Trusts.....................        26,568
                                                                      ----------
  Net realized gain (loss)........................................        13,480
                                                                      ----------

  Change in unrealized appreciation (depreciation) of investments.     1,261,618
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     1,275,098
                                                                      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $2,333,395
                                                                      ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-52

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                       TEMPLETON     UIF EMERGING   VAN ECK VIP
                                                                   GROWTH SECURITIES MARKETS DEBT EMERGING MARKETS
                                                                         FUND         PORTFOLIO         FUND
                                                                   ----------------- ------------ ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   931        $    --        $     --
                                                                        -------        -------        --------

NET INVESTMENT INCOME (LOSS)......................................          931             --              --
                                                                        -------        -------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (576)           508         (76,845)
   Realized gain distribution from The Trusts.....................           --          5,213              --
                                                                        -------        -------        --------
  Net realized gain (loss)........................................         (576)         5,721         (76,845)
                                                                        -------        -------        --------

  Change in unrealized appreciation (depreciation) of investments.       11,227         24,323         483,508
                                                                        -------        -------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       10,651         30,044         406,663
                                                                        -------        -------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $11,582        $30,044        $406,663
                                                                        =======        =======        ========

                                                                   VAN ECK VIP GLOBAL VAN ECK VIP GLOBAL
                                                                       BOND FUND       HARD ASSETS FUND
                                                                   ------------------ ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 4,902            $ 13,588
                                                                        -------            --------

NET INVESTMENT INCOME (LOSS)......................................        4,902              13,588
                                                                        -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        1,674              (1,758)
   Realized gain distribution from The Trusts.....................        3,092              84,578
                                                                        -------            --------
  Net realized gain (loss)........................................        4,766              82,820
                                                                        -------            --------

  Change in unrealized appreciation (depreciation) of investments.       21,771              22,001
                                                                        -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       26,537             104,821
                                                                        -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $31,439            $118,409
                                                                        =======            ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-53

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      ALL ASSET
                                                                                                   GROWTH-ALT 20*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   536,638  $   485,963
  Net realized gain (loss) on investments....................................................    (822,886)     312,170
  Change in unrealized appreciation (depreciation) of investments............................   6,985,156   (3,430,747)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,698,908   (2,632,614)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   7,416,542    7,610,549
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,159,711)  (2,694,632)
   Transfers for contract benefits and terminations..........................................  (5,377,634)  (5,415,767)
   Contract maintenance charges..............................................................  (5,532,460)  (6,054,837)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (5,653,263)  (6,554,687)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,045,645   (9,187,301)
NET ASSETS -- BEGINNING OF PERIOD............................................................  61,549,573   70,736,874
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $62,595,218  $61,549,573
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
   Issued....................................................................................     357,170      394,062
   Redeemed..................................................................................    (661,197)    (708,845)
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................    (304,027)    (314,783)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
   Issued....................................................................................          --           --
   Redeemed..................................................................................          --           --
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................          --           --
                                                                                              ===========  ===========

                                                                                              AMERICAN CENTURY VP
                                                                                              MID CAP VALUE FUND
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  4,096  $  1,189
  Net realized gain (loss) on investments....................................................    8,092     2,052
  Change in unrealized appreciation (depreciation) of investments............................   17,727    (5,325)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   29,915    (2,084)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  110,599    71,165
   Transfers between Variable Investment Options including guaranteed interest account, net..   34,854    55,578
   Transfers for contract benefits and terminations..........................................     (161)       (7)
   Contract maintenance charges..............................................................  (23,904)  (13,316)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  121,388   113,420
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       41        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  151,344   111,336
NET ASSETS -- BEGINNING OF PERIOD............................................................  136,504    25,168
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $287,848  $136,504
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
   Issued....................................................................................       --        --
   Redeemed..................................................................................       --        --
                                                                                              --------  --------
   Net Increase (Decrease)...................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS II
   Issued....................................................................................    1,321     1,253
   Redeemed..................................................................................     (271)     (199)
                                                                                              --------  --------
   Net Increase (Decrease)...................................................................    1,050     1,054
                                                                                              ========  ========

                                                                                                   AXA AGGRESSIVE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   172,312  $   239,306
  Net realized gain (loss) on investments....................................................    (195,981)      22,217
  Change in unrealized appreciation (depreciation) of investments............................   2,542,735   (1,683,342)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,519,066   (1,421,819)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,903,549    4,292,084
   Transfers between Variable Investment Options including guaranteed interest account, net..    (296,825)    (497,311)
   Transfers for contract benefits and terminations..........................................    (594,802)    (518,721)
   Contract maintenance charges..............................................................  (2,035,687)  (1,979,075)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     976,235    1,296,977
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,495,301     (124,842)
NET ASSETS -- BEGINNING OF PERIOD............................................................  17,441,217   17,566,059
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $20,936,518  $17,441,217
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................          (1)          (2)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (1)          (2)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
   Issued....................................................................................      40,411       32,101
   Redeemed..................................................................................     (22,906)     (19,306)
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................      17,505       12,795
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
   Issued....................................................................................          --           --
   Redeemed..................................................................................          --           --
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA BALANCED
                                                                                                     STRATEGY*
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    67,885  $   63,465
  Net realized gain (loss) on investments....................................................      69,543      94,368
  Change in unrealized appreciation (depreciation) of investments............................     452,955    (276,369)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     590,383    (118,536)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,101,185   3,981,452
   Transfers between Variable Investment Options including guaranteed interest account, net..    (767,017)     28,246
   Transfers for contract benefits and terminations..........................................      (9,736)    (80,113)
   Contract maintenance charges..............................................................  (1,260,777)   (697,650)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   3,063,655   3,231,935
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,654,038   3,113,399
NET ASSETS -- BEGINNING OF PERIOD............................................................   5,673,680   2,560,281
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 9,327,718  $5,673,680
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      37,226      34,171
  Redeemed...................................................................................     (10,501)     (5,124)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................      26,725      29,047
                                                                                              ===========  ==========

                                                                                                 AXA CONSERVATIVE
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   23,251  $   45,112
  Net realized gain (loss) on investments....................................................     46,508      53,984
  Change in unrealized appreciation (depreciation) of investments............................     61,607     (51,874)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    131,366      47,222
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    616,526     662,621
   Transfers between Variable Investment Options including guaranteed interest account, net..    (61,846)    153,922
   Transfers for contract benefits and terminations..........................................    (68,652)   (157,038)
   Contract maintenance charges..............................................................   (355,540)   (318,372)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    130,488     341,133
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    261,854     388,355
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,884,908   2,496,553
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,146,762  $2,884,908
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          83
  Redeemed...................................................................................         (1)    (11,653)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         (1)    (11,570)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     23,580      36,769
  Redeemed...................................................................................    (27,998)    (31,739)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (4,418)      5,030
                                                                                              ==========  ==========

                                                                                                 AXA CONSERVATIVE
                                                                                                 GROWTH STRATEGY*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   20,813  $   20,000
  Net realized gain (loss) on investments....................................................      3,715      41,584
  Change in unrealized appreciation (depreciation) of investments............................    123,990     (92,029)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    148,518     (30,445)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,114,051   1,166,167
   Transfers between Variable Investment Options including guaranteed interest account, net..    154,681     (46,814)
   Transfers for contract benefits and terminations..........................................     (6,260)         (5)
   Contract maintenance charges..............................................................   (355,981)   (205,321)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    906,491     914,027
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,055,009     883,582
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,671,591     788,009
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,726,600  $1,671,591
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      9,857      12,903
  Redeemed...................................................................................     (1,877)     (4,714)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      7,980       8,189
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               AXA CONSERVATIVE-PLUS
                                                                                                   ALLOCATION *
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   47,330  $   83,225
  Net realized gain (loss) on investments....................................................     64,084      92,139
  Change in unrealized appreciation (depreciation) of investments............................    323,496    (222,578)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    434,910     (47,214)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    969,570   1,048,475
   Transfers between Variable Investment Options including guaranteed interest account, net..    488,582     112,498
   Transfers for contract benefits and terminations..........................................   (221,575)    (85,719)
   Contract maintenance charges..............................................................   (676,012)   (603,127)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    560,565     472,127
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    995,475     424,913
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,710,766   5,285,853
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,706,241  $5,710,766
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................         (6)     (1,129)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         (6)     (1,129)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     42,258      42,998
  Redeemed...................................................................................    (31,183)    (23,899)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     11,075      19,099
                                                                                              ==========  ==========

                                                                                                 AXA CONSERVATIVE
                                                                                                    STRATEGY *
                                                                                              ---------------------
                                                                                                 2012        2011
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   11,957  $  11,587
  Net realized gain (loss) on investments....................................................       (872)     9,378
  Change in unrealized appreciation (depreciation) of investments............................     37,076    (15,944)
                                                                                              ----------  ---------

  Net Increase (decrease) in net assets from operations......................................     48,161      5,021
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    631,437    519,021
   Transfers between Variable Investment Options including guaranteed interest account, net..    134,665    (99,408)
   Transfers for contract benefits and terminations..........................................     (8,554)      (131)
   Contract maintenance charges..............................................................   (156,083)  (102,685)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowners transactions.....................    601,465    316,797
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................    649,626    321,818
NET ASSETS -- BEGINNING OF PERIOD............................................................    860,555    538,737
                                                                                              ----------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $1,510,181  $ 860,555
                                                                                              ==========  =========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................         --         --
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========  =========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      6,073      4,339
  Redeemed...................................................................................       (704)    (1,420)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................      5,369      2,919
                                                                                              ==========  =========

                                                                                                     AXA GROWTH
                                                                                                     STRATEGY *
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    69,540  $   67,574
  Net realized gain (loss) on investments....................................................       3,456     137,901
  Change in unrealized appreciation (depreciation) of investments............................     692,109    (468,758)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     765,105    (263,283)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,654,612   4,267,076
   Transfers between Variable Investment Options including guaranteed interest account, net..    (119,726)     74,812
   Transfers for contract benefits and terminations..........................................     (46,155)    (97,028)
   Contract maintenance charges..............................................................  (1,154,903)   (807,051)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   3,333,828   3,437,809
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,098,933   3,174,526
NET ASSETS -- BEGINNING OF PERIOD............................................................   5,765,976   2,591,450
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 9,864,909  $5,765,976
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      29,848      37,525
  Redeemed...................................................................................      (1,450)     (7,443)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................      28,398      30,082
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA MODERATE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   243,050  $   452,021
  Net realized gain (loss) on investments....................................................      29,002      537,037
  Change in unrealized appreciation (depreciation) of investments............................   2,345,036   (1,740,205)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,617,088     (751,147)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,363,006    6,903,110
   Transfers between Variable Investment Options including guaranteed interest account, net..    (928,802)     215,583
   Transfers for contract benefits and terminations..........................................    (619,587)  (1,097,284)
   Contract maintenance charges..............................................................  (3,683,462)  (3,515,611)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,131,155    2,505,798
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,748,243    1,754,651
NET ASSETS -- BEGINNING OF PERIOD............................................................  29,635,760   27,881,109
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $33,384,003  $29,635,760
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --          129
  Redeemed...................................................................................         (39)         (37)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (39)          92
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      96,787      161,144
  Redeemed...................................................................................    (106,595)    (132,147)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      (9,808)      28,997
                                                                                              ===========  ===========

                                                                                                    AXA MODERATE
                                                                                                  GROWTH STRATEGY*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   168,784  $   165,567
  Net realized gain (loss) on investments....................................................      87,928      236,893
  Change in unrealized appreciation (depreciation) of investments............................   1,546,380     (907,713)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,803,092     (505,253)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  11,774,125   10,946,521
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,335,566)     (40,409)
   Transfers for contract benefits and terminations..........................................    (132,410)     (43,548)
   Contract maintenance charges..............................................................  (2,967,509)  (2,005,880)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   7,338,640    8,856,684
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   9,141,732    8,351,431
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,787,352    7,435,921
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,929,084  $15,787,352
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      71,516       85,697
  Redeemed...................................................................................      (8,343)      (7,058)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      63,173       78,639
                                                                                              ===========  ===========

                                                                                                  AXA MODERATE-PLUS
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   515,318  $   866,013
  Net realized gain (loss) on investments....................................................     394,071    1,196,347
  Change in unrealized appreciation (depreciation) of investments............................   5,950,057   (5,119,777)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,859,446   (3,057,417)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  12,268,856   13,025,950
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,437,879)    (219,738)
   Transfers for contract benefits and terminations..........................................  (1,656,910)  (1,614,035)
   Contract maintenance charges..............................................................  (7,047,043)  (6,598,061)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   2,127,024    4,594,116
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   8,986,470    1,536,699
NET ASSETS -- BEGINNING OF PERIOD............................................................  58,953,780   57,417,081
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $67,940,250  $58,953,780
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         501          488
  Redeemed...................................................................................        (398)        (378)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         103          110
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      80,231      155,702
  Redeemed...................................................................................    (134,643)    (159,857)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (54,412)      (4,155)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA TACTICAL
                                                                                                 MANAGER 400*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    227  $     23
  Net realized gain (loss) on investments....................................................      664     2,760
  Change in unrealized appreciation (depreciation) of investments............................   11,873    (8,275)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   12,764    (5,492)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   39,312    35,080
   Transfers between Variable Investment Options including guaranteed interest account, net..    7,568   (17,370)
   Contract maintenance charges..............................................................  (12,002)   (8,556)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   34,878     9,154
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   47,642     3,662
NET ASSETS -- BEGINNING OF PERIOD............................................................   64,094    60,432
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $111,736  $ 64,094
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      398       423
  Redeemed...................................................................................      (73)     (335)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      325        88
                                                                                              ========  ========

                                                                                                 AXA TACTICAL
                                                                                                 MANAGER 500*
                                                                                              -----------------
                                                                                                2012      2011
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    902  $   210
  Net realized gain (loss) on investments....................................................    2,395    2,228
  Change in unrealized appreciation (depreciation) of investments............................    7,492   (4,064)
                                                                                              --------  -------

  Net Increase (decrease) in net assets from operations......................................   10,789   (1,626)
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   69,623   36,023
   Transfers between Variable Investment Options including guaranteed interest account, net..   44,841   (7,715)
   Contract maintenance charges..............................................................  (15,417)  (8,278)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................   99,047   20,030
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  109,836   18,404
NET ASSETS -- BEGINNING OF PERIOD............................................................   49,869   31,465
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $159,705  $49,869
                                                                                              ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................    1,038      406
  Redeemed...................................................................................     (146)    (211)
                                                                                              --------  -------
  Net Increase (Decrease)....................................................................      892      195
                                                                                              ========  =======

                                                                                              AXA TACTICAL MANAGER
                                                                                                    2000*
                                                                                              -------------------
                                                                                                2012       2011
                                                                                              --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    352   $    11
  Net realized gain (loss) on investments....................................................    1,146     2,518
  Change in unrealized appreciation (depreciation) of investments............................    9,513    (6,378)
                                                                                              --------   -------

  Net Increase (decrease) in net assets from operations......................................   11,011    (3,849)
                                                                                              --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   49,523    35,803
   Transfers between Variable Investment Options including guaranteed interest account, net..   20,410    (2,797)
   Contract maintenance charges..............................................................  (11,059)   (7,711)
                                                                                              --------   -------

  Net increase (decrease) in net assets from contractowners transactions.....................   58,874    25,295
                                                                                              --------   -------

INCREASE (DECREASE) IN NET ASSETS............................................................   69,885    21,446
NET ASSETS -- BEGINNING OF PERIOD............................................................   49,719    28,273
                                                                                              --------   -------

NET ASSETS -- END OF PERIOD.................................................................. $119,604   $49,719
                                                                                              ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      616       451
  Redeemed...................................................................................      (47)     (192)
                                                                                              --------   -------
  Net Increase (Decrease)....................................................................      569       259
                                                                                              ========   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              AXA TACTICAL MANAGER
                                                                                                INTERNATIONAL*
                                                                                              ------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    831   $  1,151
  Net realized gain (loss) on investments....................................................   (1,021)       983
  Change in unrealized appreciation (depreciation) of investments............................   18,512    (14,989)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   18,322    (12,855)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   51,431     46,592
   Transfers between Variable Investment Options including guaranteed interest account, net..    6,851     22,745
   Transfers for contract benefits and terminations..........................................       --         --
   Contract maintenance charges..............................................................  (13,058)    (8,163)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................   45,224     61,174
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   63,546     48,319
NET ASSETS -- BEGINNING OF PERIOD............................................................   80,834     32,515
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $144,380   $ 80,834
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      567        845
  Redeemed...................................................................................      (80)      (238)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................      487        607
                                                                                              ========   ========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

                                                                                                    DREYFUS STOCK
                                                                                                  INDEX FUND, INC.
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   556,566  $   351,036
  Net realized gain (loss) on investments....................................................     543,925     (800,217)
  Change in unrealized appreciation (depreciation) of investments............................   2,655,309      790,107
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   3,755,800      340,926
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,990,098    1,471,113
   Transfers between Variable Investment Options including guaranteed interest account, net..  10,944,129     (565,246)
   Transfers for contract benefits and terminations..........................................  (1,461,174)  (3,004,948)
   Contract maintenance charges..............................................................  (1,600,615)  (1,362,391)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  10,872,438   (3,461,472)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......      26,200           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  14,654,438   (3,120,546)
NET ASSETS -- BEGINNING OF PERIOD............................................................  21,160,932   24,281,478
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $35,815,370  $21,160,932
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................     842,151      149,898
  Redeemed...................................................................................    (301,801)    (404,086)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     540,350     (254,188)
                                                                                              ===========  ===========

                                                                                               EQ/ALLIANCEBERNSTEIN
                                                                                                 SMALL CAP GROWTH*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    3,735  $   (2,047)
  Net realized gain (loss) on investments....................................................    193,765     103,394
  Change in unrealized appreciation (depreciation) of investments............................    136,586    (124,678)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    334,086     (23,331)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    485,575     446,578
   Transfers between Variable Investment Options including guaranteed interest account, net..     27,744     (75,697)
   Transfers for contract benefits and terminations..........................................    (21,561)   (142,364)
   Contract maintenance charges..............................................................   (216,226)   (187,894)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    275,532      40,623
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         (1)         --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    609,617      17,292
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,057,652   2,040,360
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,667,269  $2,057,652
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      9,282       9,705
  Redeemed...................................................................................     (5,413)    (18,847)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      3,869      (9,142)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,580       1,844
  Redeemed...................................................................................       (627)     (1,068)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        953         776
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/BLACKROCK BASIC
                                                                                                   VALUE EQUITY*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   73,596  $   44,543
  Net realized gain (loss) on investments....................................................     (3,341)    (57,602)
  Change in unrealized appreciation (depreciation) of investments............................    471,935    (111,901)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    542,190    (124,960)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,207,106     944,201
   Transfers between Variable Investment Options including guaranteed interest account, net..     26,160      85,043
   Transfers for contract benefits and terminations..........................................    (61,346)   (105,263)
   Contract maintenance charges..............................................................   (422,379)   (343,597)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    749,541     580,384
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          3          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,291,734     455,424
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,748,427   3,293,003
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,040,161  $3,748,427
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      9,513      12,314
  Redeemed...................................................................................     (6,489)    (15,875)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      3,024      (3,561)
                                                                                              ==========  ==========

                                                                                                 EQ/BOSTON ADVISORS
                                                                                                   EQUITY INCOME*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   261,060  $   286,980
  Net realized gain (loss) on investments....................................................    (492,548)    (697,478)
  Change in unrealized appreciation (depreciation) of investments............................   2,793,302      354,385
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,561,814      (56,113)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,021,015    1,104,700
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,739,639)    (338,845)
   Transfers for contract benefits and terminations..........................................    (635,224)    (818,456)
   Contract maintenance charges..............................................................  (1,018,814)  (1,031,012)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,372,662)  (1,083,613)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     189,152   (1,139,726)
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,629,577   16,769,303
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,818,729  $15,629,577
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       1,689        3,499
  Redeemed...................................................................................    (112,331)     (42,421)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (110,642)     (38,922)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      64,468       81,761
  Redeemed...................................................................................     (99,043)    (122,187)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (34,575)     (40,426)
                                                                                              ===========  ===========

                                                                                                EQ/CALVERT SOCIALLY
                                                                                                   RESPONSIBLE*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,759  $    2,556
  Net realized gain (loss) on investments....................................................     (3,906)    (56,213)
  Change in unrealized appreciation (depreciation) of investments............................    210,607      55,081
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    215,460       1,424
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    181,398     215,958
   Transfers between Variable Investment Options including guaranteed interest account, net..    (46,089)    (74,735)
   Transfers for contract benefits and terminations..........................................   (125,022)    (78,066)
   Contract maintenance charges..............................................................   (109,914)   (108,706)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (99,627)    (45,549)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    115,833     (44,125)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,340,530   1,384,655
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,456,363  $1,340,530
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     24,210      26,260
  Redeemed...................................................................................    (39,428)    (34,182)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (15,218)     (7,922)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      3,713       3,222
  Redeemed...................................................................................     (2,902)     (3,158)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        811          64
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/CAPITAL GUARDIAN
                                                                                                     RESEARCH*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   21,711  $   20,226
  Net realized gain (loss) on investments....................................................     15,528     (60,901)
  Change in unrealized appreciation (depreciation) of investments............................    611,209     184,753
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    648,448     144,078
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    419,794     384,295
   Transfers between Variable Investment Options including guaranteed interest account, net..    (70,353)   (219,310)
   Transfers for contract benefits and terminations..........................................   (127,022)   (135,761)
   Contract maintenance charges..............................................................   (270,847)   (270,121)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (48,428)   (240,897)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       (239)       (504)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    599,781     (97,323)
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,838,725   3,936,048
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,438,506  $3,838,725
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     38,705      38,523
  Redeemed...................................................................................    (53,240)    (63,661)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (14,535)    (25,138)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        879         296
  Redeemed...................................................................................       (193)       (100)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        686         195
                                                                                              ==========  ==========

                                                                                                  EQ/COMMON STOCK
                                                                                                      INDEX*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   86,791  $   57,095
  Net realized gain (loss) on investments....................................................    (36,967)    (57,279)
  Change in unrealized appreciation (depreciation) of investments............................    657,631       6,115
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    707,455       5,931
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,351,517   1,409,763
   Transfers between Variable Investment Options including guaranteed interest account, net..   (254,165)    (72,368)
   Transfers for contract benefits and terminations..........................................    (53,227)   (123,000)
   Contract maintenance charges..............................................................   (535,393)   (461,168)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    508,732     753,227
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,216,187     759,158
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,388,429   3,629,271
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,604,616  $4,388,429
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        328         478
  Redeemed...................................................................................       (294)       (698)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         34        (220)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      7,308      11,598
  Redeemed...................................................................................     (2,589)     (3,965)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      4,719       7,633
                                                                                              ==========  ==========

                                                                                                    EQ/CORE BOND
                                                                                                       INDEX *
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   439,892  $   677,890
  Net realized gain (loss) on investments....................................................      19,352      (71,135)
  Change in unrealized appreciation (depreciation) of investments............................     572,029    1,091,790
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,031,273    1,698,545
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,323,806    2,431,090
   Transfers between Variable Investment Options including guaranteed interest account, net..    (277,379)    (274,115)
   Transfers for contract benefits and terminations..........................................  (1,107,557)  (2,793,693)
   Contract maintenance charges..............................................................  (2,255,302)  (2,311,443)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,316,432)  (2,948,161)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    (285,159)  (1,249,616)
NET ASSETS -- BEGINNING OF PERIOD............................................................  35,516,114   36,765,730
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $35,230,955  $35,516,114
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     201,806      194,187
  Redeemed...................................................................................    (318,517)    (364,408)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (116,711)    (170,221)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       3,028        3,471
  Redeemed...................................................................................        (896)      (7,295)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       2,132       (3,824)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/EQUITY 500
                                                                                                      INDEX *
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  107,927  $   68,065
  Net realized gain (loss) on investments....................................................      4,585     (17,143)
  Change in unrealized appreciation (depreciation) of investments............................    640,013      13,192
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    752,525      64,114
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,709,234   1,295,408
   Transfers between Variable Investment Options including guaranteed interest account, net..    123,811      68,783
   Transfers for contract benefits and terminations..........................................    (32,466)    (43,504)
   Contract maintenance charges..............................................................   (608,345)   (486,696)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,192,234     833,991
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          2          16
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,944,761     898,121
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,545,289   3,647,168
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,490,050  $4,545,289
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     12,642      11,815
  Redeemed...................................................................................     (2,445)     (3,908)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     10,197       7,907
                                                                                              ==========  ==========

                                                                                                  EQ/EQUITY GROWTH
                                                                                                       PLUS*
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   27,824  $    (7,549)
  Net realized gain (loss) on investments....................................................   (186,978)    (198,615)
  Change in unrealized appreciation (depreciation) of investments............................  1,421,883     (436,254)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................  1,262,729     (642,418)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,269,658    1,292,205
   Transfers between Variable Investment Options including guaranteed interest account, net..   (445,850)    (469,888)
   Transfers for contract benefits and terminations..........................................   (842,832)    (660,858)
   Contract maintenance charges..............................................................   (895,172)    (908,751)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (914,196)    (747,292)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    348,533   (1,389,710)
NET ASSETS -- BEGINNING OF PERIOD............................................................  9,264,820   10,654,530
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $9,613,353  $ 9,264,820
                                                                                              ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     83,240       83,202
  Redeemed...................................................................................   (163,435)    (152,527)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................    (80,195)     (69,325)
                                                                                              ==========  ===========

                                                                                               EQ/GAMCO MERGERS
                                                                                               AND ACQUISITIONS*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --  $  1,470
  Net realized gain (loss) on investments....................................................   22,918    27,980
  Change in unrealized appreciation (depreciation) of investments............................   22,533   (21,501)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   45,451     7,949
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  217,027   237,398
   Transfers between Variable Investment Options including guaranteed interest account, net..   (9,474)   28,211
   Transfers for contract benefits and terminations..........................................   (4,243)   (4,437)
   Contract maintenance charges..............................................................  (88,687)  (70,687)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  114,623   190,485
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  160,074   198,434
NET ASSETS -- BEGINNING OF PERIOD............................................................  806,164   607,730
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $966,238  $806,164
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................    1,158     2,744
  Redeemed...................................................................................     (343)   (1,359)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      815     1,385
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/GAMCO SMALL
                                                                                                   COMPANY VALUE*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   546,273  $  (320,445)
  Net realized gain (loss) on investments....................................................   5,179,950    4,522,048
  Change in unrealized appreciation (depreciation) of investments............................   5,663,246   (7,072,598)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................  11,389,469   (2,870,995)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,223,730    6,103,921
   Transfers between Variable Investment Options including guaranteed interest account, net..    (825,969)  (2,771,883)
   Transfers for contract benefits and terminations..........................................  (4,626,157)  (5,167,880)
   Contract maintenance charges..............................................................  (4,492,972)  (4,616,713)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (3,721,368)  (6,452,555)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --       29,999
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,668,101   (9,293,551)
NET ASSETS -- BEGINNING OF PERIOD............................................................  67,675,398   76,968,949
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $75,343,499  $67,675,398
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     179,742      155,119
  Redeemed...................................................................................    (278,510)    (319,935)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (98,768)    (164,816)
                                                                                              ===========  ===========

                                                                                                     EQ/GLOBAL
                                                                                                    BOND PLUS*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   20,264  $   41,510
  Net realized gain (loss) on investments....................................................     52,748      (3,474)
  Change in unrealized appreciation (depreciation) of investments............................    (23,563)     12,158
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................     49,449      50,194
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    322,149     341,481
   Transfers between Variable Investment Options including guaranteed interest account, net..    (38,682)    (14,669)
   Transfers for contract benefits and terminations..........................................    (32,584)    (12,650)
   Contract maintenance charges..............................................................   (145,173)   (136,293)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    105,710     177,869
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          1          25
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    155,160     228,088
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,274,290   1,046,202
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,429,450  $1,274,290
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,534       2,623
  Redeemed...................................................................................       (754)     (1,257)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        780       1,366
                                                                                              ==========  ==========

                                                                                                     EQ/GLOBAL
                                                                                               MULTI-SECTOR EQUITY*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   84,866  $  102,013
  Net realized gain (loss) on investments....................................................   (155,265)   (309,359)
  Change in unrealized appreciation (depreciation) of investments............................    967,429    (509,798)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    897,030    (717,144)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,171,657   1,187,246
   Transfers between Variable Investment Options including guaranteed interest account, net..    (83,588)   (222,011)
   Transfers for contract benefits and terminations..........................................   (206,485)   (192,443)
   Contract maintenance charges..............................................................   (588,787)   (560,578)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    292,797     212,214
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,189,827    (504,930)
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,194,308   5,699,238
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,384,135  $5,194,308
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      3,912       3,242
  Redeemed...................................................................................     (9,726)     (6,514)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (5,814)     (3,272)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,645       3,880
  Redeemed...................................................................................       (489)     (2,391)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      2,156       1,489
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/INTERMEDIATE
                                                                                                  GOVERNMENT BOND*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     9,584  $    72,364
  Net realized gain (loss) on investments....................................................     149,286       45,788
  Change in unrealized appreciation (depreciation) of investments............................     (34,413)     728,848
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................     124,457      847,000
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     956,154      943,024
   Transfers between Variable Investment Options including guaranteed interest account, net..    (188,905)     (52,672)
   Transfers for contract benefits and terminations..........................................    (627,133)    (925,858)
   Contract maintenance charges..............................................................  (1,334,832)  (1,338,912)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,194,716)  (1,374,418)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,070,259)    (527,418)
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,126,307   16,653,725
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,056,048  $16,126,307
                                                                                              ===========  ===========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      55,273       63,194
  Redeemed...................................................................................    (131,473)    (152,154)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (76,200)     (88,960)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,615        2,032
  Redeemed...................................................................................        (693)      (1,422)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         922          610
                                                                                              ===========  ===========

                                                                                                 EQ/INTERNATIONAL
                                                                                                    CORE PLUS*
                                                                                              ---------------------
                                                                                                 2012        2011
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,282  $  25,386
  Net realized gain (loss) on investments....................................................     13,963      3,062
  Change in unrealized appreciation (depreciation) of investments............................    121,143   (179,607)
                                                                                              ----------  ---------

  Net Increase (decrease) in net assets from operations......................................    151,388   (151,159)
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    291,803    285,671
   Transfers between Variable Investment Options including guaranteed interest account, net..     17,728     18,089
   Transfers for contract benefits and terminations..........................................     (6,296)   (11,421)
   Contract maintenance charges..............................................................   (113,059)   (94,585)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowners transactions.....................    190,176    197,754
                                                                                              ----------  ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --         --
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................    341,564     46,595
NET ASSETS -- BEGINNING OF PERIOD............................................................    826,086    779,491
                                                                                              ----------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $1,167,650  $ 826,086
                                                                                              ==========  =========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========  =========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,996      2,702
  Redeemed...................................................................................       (466)    (1,165)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................      1,530      1,537
                                                                                              ==========  =========

                                                                                                 EQ/INTERNATIONAL
                                                                                                   EQUITY INDEX*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  112,215  $   95,083
  Net realized gain (loss) on investments....................................................    (79,976)   (147,267)
  Change in unrealized appreciation (depreciation) of investments............................    498,705    (341,403)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    530,944    (393,587)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    806,660     681,832
   Transfers between Variable Investment Options including guaranteed interest account, net..     11,888     (68,310)
   Transfers for contract benefits and terminations..........................................    (44,395)    (97,499)
   Contract maintenance charges..............................................................   (322,477)   (297,694)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    451,676     218,329
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    982,620    (175,258)
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,931,658   3,106,916
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,914,278  $2,931,658
                                                                                              ==========  ==========
CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          1         256
  Redeemed...................................................................................     (2,511)     (6,694)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (2,510)     (6,438)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      5,436       4,764
  Redeemed...................................................................................       (798)     (2,087)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      4,638       2,677
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  EQ/INTERNATIONAL
                                                                                                    VALUE PLUS*
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    66,355  $  115,321
  Net realized gain (loss) on investments....................................................  (1,139,919)   (122,952)
  Change in unrealized appreciation (depreciation) of investments............................   1,687,429    (883,159)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     613,865    (890,790)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     475,911     500,088
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,602,044)    (39,803)
   Transfers for contract benefits and terminations..........................................     (47,943)    (56,886)
   Contract maintenance charges..............................................................    (301,803)   (333,050)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,475,879)     70,349
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    (862,014)   (820,441)
NET ASSETS -- BEGINNING OF PERIOD............................................................   4,699,559   5,520,000
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 3,837,545  $4,699,559
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         723         664
  Redeemed...................................................................................    (124,437)    (10,725)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................    (123,714)    (10,061)
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       2,271       3,671
  Redeemed...................................................................................        (681)     (2,100)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................       1,590       1,571
                                                                                              ===========  ==========

                                                                                               EQ/JPMORGAN VALUE
                                                                                                OPPORTUNITIES*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,759  $  5,513
  Net realized gain (loss) on investments....................................................   24,423        67
  Change in unrealized appreciation (depreciation) of investments............................   48,893   (27,829)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   79,075   (22,249)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  138,770   151,198
   Transfers between Variable Investment Options including guaranteed interest account, net..  (32,846)  (35,615)
   Transfers for contract benefits and terminations..........................................   (6,289)   (1,921)
   Contract maintenance charges..............................................................  (55,713)  (48,570)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   43,922    65,092
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  122,997    42,843
NET ASSETS -- BEGINNING OF PERIOD............................................................  491,516   448,673
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $614,513  $491,516
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................    1,808       217
  Redeemed...................................................................................      (15)      (13)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,793       204
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      609       871
  Redeemed...................................................................................     (453)     (450)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      156       421
                                                                                              ========  ========

                                                                                                 EQ/LARGE CAP
                                                                                                  CORE PLUS*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,471  $  3,550
  Net realized gain (loss) on investments....................................................   41,307    15,662
  Change in unrealized appreciation (depreciation) of investments............................   12,144   (32,644)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   58,922   (13,432)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   54,969    40,415
   Transfers between Variable Investment Options including guaranteed interest account, net..   71,864     4,884
   Transfers for contract benefits and terminations..........................................       (3)     (362)
   Contract maintenance charges..............................................................  (24,186)  (18,846)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  102,644    26,091
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  161,566    12,659
NET ASSETS -- BEGINNING OF PERIOD............................................................  327,470   314,811
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $489,036  $327,470
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................    1,081     2,752
  Redeemed...................................................................................     (112)   (2,495)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      969       257
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/LARGE CAP GROWTH
                                                                                                      INDEX*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,941  $    9,163
  Net realized gain (loss) on investments....................................................     13,681       2,256
  Change in unrealized appreciation (depreciation) of investments............................    125,789       5,787
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    156,411      17,206
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    301,162     226,545
   Transfers between Variable Investment Options including guaranteed interest account, net..     52,528      11,560
   Transfers for contract benefits and terminations..........................................    (12,698)    (19,113)
   Contract maintenance charges..............................................................   (125,846)    (96,515)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    215,146     122,477
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          3          22
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    371,560     139,705
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,019,643     879,938
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,391,203  $1,019,643
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,769       2,009
  Redeemed...................................................................................       (661)       (709)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      2,108       1,300
                                                                                              ==========  ==========

                                                                                                   EQ/LARGE CAP
                                                                                                   GROWTH PLUS*
                                                                                              ----------------------
                                                                                                 2012      2011(C )
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,679  $    5,563
  Net realized gain (loss) on investments....................................................      3,629      (3,155)
  Change in unrealized appreciation (depreciation) of investments............................    159,250       9,073
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    171,558      11,481
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    295,568     244,109
   Transfers between Variable Investment Options including guaranteed interest account, net..    (44,171)    510,509
   Transfers for contract benefits and terminations..........................................    (16,842)    (35,702)
   Contract maintenance charges..............................................................   (121,000)    (92,963)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    113,555     625,953
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    285,113     637,434
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,223,667     586,233
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,508,780  $1,223,667
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        370      17,655
  Redeemed...................................................................................     (1,719)     (2,784)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (1,349)     14,871
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        856       3,135
  Redeemed...................................................................................       (183)       (499)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        673       2,636
                                                                                              ==========  ==========

                                                                                                   EQ/LARGE CAP
                                                                                                   VALUE INDEX*
                                                                                              ----------------------
                                                                                                 2012       2011(D)
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  117,389  $   94,336
  Net realized gain (loss) on investments....................................................   (120,649)   (244,865)
  Change in unrealized appreciation (depreciation) of investments............................  1,032,803     318,174
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,029,543     167,645
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    906,061     566,952
   Transfers between Variable Investment Options including guaranteed interest account, net..   (374,774)  6,036,571
   Transfers for contract benefits and terminations..........................................   (414,884)   (325,827)
   Contract maintenance charges..............................................................   (486,738)   (306,789)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (370,335)  5,970,907
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    659,208   6,138,552
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,468,442     329,890
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,127,650  $6,468,442
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     48,483     482,748
  Redeemed...................................................................................    (81,379)    (54,703)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (32,896)    428,045
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,165       9,180
  Redeemed...................................................................................       (733)       (679)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,432       8,501
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/LARGE CAP
                                                                                                    VALUE PLUS*
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    58,221  $   95,588
  Net realized gain (loss) on investments....................................................  (1,367,950)   (380,811)
  Change in unrealized appreciation (depreciation) of investments............................   2,166,538     (84,299)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     856,809    (369,522)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     653,687     658,467
   Transfers between Variable Investment Options including guaranteed interest account, net..  (4,185,434)   (151,010)
   Transfers for contract benefits and terminations..........................................    (106,707)   (334,344)
   Contract maintenance charges..............................................................    (441,836)   (514,900)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (4,080,290)   (341,787)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (3,223,481)   (711,309)
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,159,402   7,870,711
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 3,935,921  $7,159,402
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      12,298      18,376
  Redeemed...................................................................................    (297,698)    (47,793)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................    (285,400)    (29,417)
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,727       2,125
  Redeemed...................................................................................        (939)     (1,587)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         788         538
                                                                                              ===========  ==========

                                                                                                EQ/LORD ABBETT
                                                                                                LARGE CAP CORE*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  7,983  $  3,991
  Net realized gain (loss) on investments....................................................   19,362     9,590
  Change in unrealized appreciation (depreciation) of investments............................   57,905   (55,468)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   85,250   (41,887)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  169,002   212,315
   Transfers between Variable Investment Options including guaranteed interest account, net..  (26,513)  (20,747)
   Transfers for contract benefits and terminations..........................................   (2,533)     (315)
   Contract maintenance charges..............................................................  (66,289)  (56,091)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   73,667   135,162
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......        2        17
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  158,919    93,292
NET ASSETS -- BEGINNING OF PERIOD............................................................  538,930   445,638
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $697,849  $538,930
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      948     1,529
  Redeemed...................................................................................     (398)     (437)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      550     1,092
                                                                                              ========  ========

                                                                                                EQ/MFS INTERNATIONAL
                                                                                                       GROWTH*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    92,720  $    16,381
  Net realized gain (loss) on investments....................................................    (239,796)     591,846
  Change in unrealized appreciation (depreciation) of investments............................   3,100,840   (2,464,312)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,953,764   (1,856,085)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,761,556    1,782,990
   Transfers between Variable Investment Options including guaranteed interest account, net..   2,020,396     (406,770)
   Transfers for contract benefits and terminations..........................................  (1,078,395)    (958,368)
   Contract maintenance charges..............................................................  (1,285,231)  (1,316,774)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,418,326     (898,922)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,372,090   (2,755,007)
NET ASSETS -- BEGINNING OF PERIOD............................................................  14,429,543   17,184,550
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $18,801,633  $14,429,543
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     253,861      101,169
  Redeemed...................................................................................    (162,085)    (169,461)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      91,776      (68,292)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-67

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/MID CAP
                                                                                                      INDEX*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   43,636  $   27,517
  Net realized gain (loss) on investments....................................................    (74,853)   (173,491)
  Change in unrealized appreciation (depreciation) of investments............................    822,226      30,142
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    791,009    (115,832)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    857,563     801,337
   Transfers between Variable Investment Options including guaranteed interest account, net..    (99,982)   (188,270)
   Transfers for contract benefits and terminations..........................................   (159,514)   (143,631)
   Contract maintenance charges..............................................................   (398,039)   (378,179)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    200,028      91,257
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          6          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    991,043     (24,575)
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,620,857   4,645,432
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,611,900  $4,620,857
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     19,749      19,929
  Redeemed...................................................................................    (23,589)    (23,626)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (3,840)     (3,697)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,349       1,945
  Redeemed...................................................................................       (489)       (810)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,860       1,135
                                                                                              ==========  ==========

                                                                                                     EQ/MID CAP
                                                                                                     VALUE PLUS*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   113,642  $   105,301
  Net realized gain (loss) on investments....................................................      11,306     (906,727)
  Change in unrealized appreciation (depreciation) of investments............................   1,909,233     (458,637)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,034,181   (1,260,063)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,434,178    1,477,142
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,532,400)    (578,169)
   Transfers for contract benefits and terminations..........................................    (643,823)    (708,193)
   Contract maintenance charges..............................................................    (882,905)    (929,170)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,624,950)    (738,390)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     409,231   (1,998,453)
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,904,047   13,902,500
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $12,313,278  $11,904,047
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      86,473       87,846
  Redeemed...................................................................................    (217,648)    (150,898)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (131,175)     (63,052)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,287        1,274
  Redeemed...................................................................................        (462)        (748)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         825          526
                                                                                              ===========  ===========

                                                                                                      EQ/MONEY
                                                                                                       MARKET*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (44,881) $   (48,239)
  Net realized gain (loss) on investments....................................................        (390)       2,139
  Change in unrealized appreciation (depreciation) of investments............................         560       (4,150)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................     (44,711)     (50,250)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  16,236,734   10,682,219
   Transfers between Variable Investment Options including guaranteed interest account, net..  (4,616,805)  (5,126,193)
   Transfers for contract benefits and terminations..........................................  (3,638,127)  (4,785,077)
   Contract maintenance charges..............................................................  (2,498,833)  (2,261,115)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   5,482,969   (1,490,166)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --        6,269
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,438,258   (1,534,147)
NET ASSETS -- BEGINNING OF PERIOD............................................................  17,209,489   18,743,636
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $22,647,747  $17,209,489
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     538,635      675,121
  Redeemed...................................................................................    (651,630)    (871,715)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (112,995)    (196,594)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     117,547       65,751
  Redeemed...................................................................................     (66,364)     (60,318)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      51,183        5,433
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-68

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/MONTAG & CALDWELL
                                                                                                       GROWTH*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   218,331  $    73,263
  Net realized gain (loss) on investments....................................................   3,204,944    1,969,811
  Change in unrealized appreciation (depreciation) of investments............................   1,987,506     (855,950)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   5,410,781    1,187,124
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,931,107    5,232,565
   Transfers between Variable Investment Options including guaranteed interest account, net..  (4,611,358)  (2,082,135)
   Transfers for contract benefits and terminations..........................................  (3,435,361)  (3,314,166)
   Contract maintenance charges..............................................................  (3,907,529)  (3,965,041)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (7,023,141)  (4,128,777)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --        4,999
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,612,360)  (2,936,654)
NET ASSETS -- BEGINNING OF PERIOD............................................................  46,158,232   49,094,886
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $44,545,872  $46,158,232
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     388,297      438,277
  Redeemed...................................................................................    (966,971)    (790,198)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (578,674)    (351,921)
                                                                                              ===========  ===========

                                                                                                  EQ/MORGAN STANLEY
                                                                                                   MID CAP GROWTH*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    30,669  $      (277)
  Net realized gain (loss) on investments....................................................     404,311    1,071,902
  Change in unrealized appreciation (depreciation) of investments............................     449,079   (1,880,224)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................     884,059     (808,599)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,501,105    1,444,841
   Transfers between Variable Investment Options including guaranteed interest account, net..     814,531     (229,803)
   Transfers for contract benefits and terminations..........................................    (591,149)    (710,151)
   Contract maintenance charges..............................................................    (792,067)    (762,825)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     932,420     (257,938)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,816,479   (1,066,537)
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,933,692   11,000,229
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $11,750,171  $ 9,933,692
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     112,005       72,836
  Redeemed...................................................................................    (105,317)    (119,835)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       6,688      (46,999)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       3,829        3,677
  Redeemed...................................................................................        (810)        (723)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       3,019        2,954
                                                                                              ===========  ===========

                                                                                                  EQ/PIMCO ULTRA
                                                                                                    SHORT BOND*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   26,310  $   26,113
  Net realized gain (loss) on investments....................................................       (150)    (50,428)
  Change in unrealized appreciation (depreciation) of investments............................     57,315       6,362
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................     83,475     (17,953)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    904,481     879,203
   Transfers between Variable Investment Options including guaranteed interest account, net..   (164,926)    (70,013)
   Transfers for contract benefits and terminations..........................................   (149,636)   (247,364)
   Contract maintenance charges..............................................................   (506,291)   (478,379)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     83,628      83,447
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    167,103      65,494
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,146,792   6,081,298
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,313,895  $6,146,792
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        785       1,390
  Redeemed...................................................................................     (8,413)     (9,203)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (7,628)     (7,813)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     39,367      36,316
  Redeemed...................................................................................    (39,445)    (41,444)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        (78)     (5,128)
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-69

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/QUALITY
                                                                                                    BOND PLUS*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   11,104  $  173,318
  Net realized gain (loss) on investments....................................................   (131,567)   (136,571)
  Change in unrealized appreciation (depreciation) of investments............................    308,357      30,386
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    187,894      67,133
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    969,158   1,016,302
   Transfers between Variable Investment Options including guaranteed interest account, net..   (361,520)   (166,331)
   Transfers for contract benefits and terminations..........................................   (559,586)   (692,255)
   Contract maintenance charges..............................................................   (795,957)   (846,514)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (747,905)   (688,798)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (560,011)   (621,665)
NET ASSETS -- BEGINNING OF PERIOD............................................................  8,991,575   9,613,240
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,431,564  $8,991,575
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        176       3,868
  Redeemed...................................................................................     (4,888)     (8,790)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (4,712)     (4,922)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     37,949      50,695
  Redeemed...................................................................................    (78,115)    (85,609)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (40,166)    (34,914)
                                                                                              ==========  ==========

                                                                                                      EQ/SMALL
                                                                                                   COMPANY INDEX*
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    81,969  $   59,473
  Net realized gain (loss) on investments....................................................   1,148,611     567,397
  Change in unrealized appreciation (depreciation) of investments............................    (281,090)   (900,834)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     949,490    (273,964)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     541,064     402,711
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,229,261)    (64,490)
   Transfers for contract benefits and terminations..........................................     (87,998)   (210,543)
   Contract maintenance charges..............................................................    (377,444)   (378,951)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,153,639)   (251,273)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,204,149)   (525,237)
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,004,687   7,529,924
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 5,800,538  $7,004,687
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       5,311       6,401
  Redeemed...................................................................................    (240,831)    (42,867)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................    (235,520)    (36,466)
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,911       1,923
  Redeemed...................................................................................        (310)     (1,268)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................       1,601         655
                                                                                              ===========  ==========

                                                                                                  EQ/T. ROWE PRICE
                                                                                                    GROWTH STOCK*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (214,330) $  (211,700)
  Net realized gain (loss) on investments....................................................     531,851      160,983
  Change in unrealized appreciation (depreciation) of investments............................   5,956,759     (836,722)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   6,274,280     (887,439)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,967,494    4,133,674
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,238,727)  (1,205,464)
   Transfers for contract benefits and terminations..........................................  (2,576,853)  (2,677,209)
   Contract maintenance charges..............................................................  (3,022,353)  (3,101,504)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,870,439)  (2,850,503)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --        4,999
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,403,841   (3,732,943)
NET ASSETS -- BEGINNING OF PERIOD............................................................  34,881,645   38,614,588
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $38,285,486  $34,881,645
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     218,451      254,240
  Redeemed...................................................................................    (388,420)    (433,152)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (169,969)    (178,912)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-70

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   EQ/UBS GROWTH &
                                                                                                       INCOME*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    65,147  $    53,894
  Net realized gain (loss) on investments....................................................    (273,910)     (15,995)
  Change in unrealized appreciation (depreciation) of investments............................   1,891,884     (485,028)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,683,121     (447,129)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,667,378    1,768,837
   Transfers between Variable Investment Options including guaranteed interest account, net..    (628,263)    (611,758)
   Transfers for contract benefits and terminations..........................................    (934,598)  (1,121,251)
   Contract maintenance charges..............................................................  (1,343,968)  (1,342,822)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,239,451)  (1,306,994)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --       14,998
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     443,670   (1,739,125)
NET ASSETS -- BEGINNING OF PERIOD............................................................  13,739,789   15,478,914
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,183,459  $13,739,789
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     128,608      146,731
  Redeemed...................................................................................    (225,890)    (257,856)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (97,282)    (111,125)
                                                                                              ===========  ===========

                                                                                                 EQ/VAN KAMPEN
                                                                                                   COMSTOCK*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 10,742  $  9,345
  Net realized gain (loss) on investments....................................................    2,461    (5,524)
  Change in unrealized appreciation (depreciation) of investments............................  116,543   (16,760)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................  129,746   (12,939)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  124,823   101,934
   Transfers between Variable Investment Options including guaranteed interest account, net..   32,354    41,406
   Transfers for contract benefits and terminations..........................................   (6,798)   (6,393)
   Contract maintenance charges..............................................................  (62,129)  (47,067)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   88,250    89,880
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  217,996    76,941
NET ASSETS -- BEGINNING OF PERIOD............................................................  657,669   580,728
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $875,665  $657,669
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................    1,126     3,239
  Redeemed...................................................................................     (374)   (2,425)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      752       814
                                                                                              ========  ========

                                                                                               EQ/WELLS FARGO OMEGA
                                                                                                      GROWTH*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $      336  $       --
  Net realized gain (loss) on investments....................................................    104,999      42,146
  Change in unrealized appreciation (depreciation) of investments............................    255,180    (147,068)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    360,515    (104,922)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    700,785     490,994
   Transfers between Variable Investment Options including guaranteed interest account, net..     83,697     351,007
   Transfers for contract benefits and terminations..........................................    (12,232)    (16,689)
   Contract maintenance charges..............................................................   (197,424)   (131,413)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    574,826     693,899
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    935,341     588,977
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,629,709   1,040,732
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,565,050  $1,629,709
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      5,057       8,641
  Redeemed...................................................................................       (930)     (3,277)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      4,127       5,364
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-71

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              FIDELITY(R) VIP ASSET
                                                                                              MANAGER PORTFOLIO
                                                                                              --------------------
                                                                                               2012       2011
                                                                                               ------     ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  128     $  154
  Net realized gain (loss) on investments....................................................     89         58
  Change in unrealized appreciation (depreciation) of investments............................    701       (417)
                                                                                               ------     ------

  Net Increase (decrease) in net assets from operations......................................    918       (205)
                                                                                               ------     ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      5          5
   Transfers between Variable Investment Options including guaranteed interest account, net..    413      2,046
   Transfers for contract benefits and terminations..........................................     --         --
   Contract maintenance charges..............................................................   (297)      (268)
                                                                                               ------     ------

  Net increase (decrease) in net assets from contractowners transactions.....................    121      1,783
                                                                                               ------     ------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......     --         --
                                                                                               ------     ------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,039      1,578
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,361      5,783
                                                                                               ------     ------

NET ASSETS -- END OF PERIOD.................................................................. $8,400     $7,361
                                                                                               ======     ======

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................     28        141
  Redeemed...................................................................................    (21)       (18)
                                                                                               ------     ------
  Net Increase (Decrease)....................................................................      7        123
                                                                                               ======     ======
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     --         --
  Redeemed...................................................................................     --         --
                                                                                               ------     ------
  Net Increase (Decrease)....................................................................     --         --
                                                                                               ======     ======
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................     --         --
  Redeemed...................................................................................     --         --
                                                                                               ------     ------
  Net Increase (Decrease)....................................................................     --         --
                                                                                               ======     ======

                                                                                              FIDELITY(R) VIP CONTRAFUND(R)
                                                                                                      PORTFOLIO
                                                                                              ----------------------------
                                                                                                  2012           2011
                                                                                               -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   215,418    $   142,616
  Net realized gain (loss) on investments....................................................     198,715       (978,767)
  Change in unrealized appreciation (depreciation) of investments............................   3,199,578        116,096
                                                                                               -----------    -----------

  Net Increase (decrease) in net assets from operations......................................   3,613,711       (720,055)
                                                                                               -----------    -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,206,829      2,237,630
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,731,007)      (723,710)
   Transfers for contract benefits and terminations..........................................  (1,478,804)    (1,938,160)
   Contract maintenance charges..............................................................  (1,773,246)    (1,825,349)
                                                                                               -----------    -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,776,228)    (2,249,589)
                                                                                               -----------    -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --          1,999
                                                                                               -----------    -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     837,483     (2,967,645)
NET ASSETS -- BEGINNING OF PERIOD............................................................  23,537,377     26,505,022
                                                                                               -----------    -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,374,860    $23,537,377
                                                                                               ===========    ===========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................       3,879          7,847
  Redeemed...................................................................................     (76,166)       (41,357)
                                                                                               -----------    -----------
  Net Increase (Decrease)....................................................................     (72,287)       (33,510)
                                                                                               ===========    ===========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     121,640        144,599
  Redeemed...................................................................................    (234,908)      (263,047)
                                                                                               -----------    -----------
  Net Increase (Decrease)....................................................................    (113,268)      (118,447)
                                                                                               ===========    ===========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       4,123          3,456
  Redeemed...................................................................................        (414)        (1,402)
                                                                                               -----------    -----------
  Net Increase (Decrease)....................................................................       3,709          2,054
                                                                                               ===========    ===========

                                                                                              FIDELITY(R) VIP GROWTH &
                                                                                               INCOME PORTFOLIO
                                                                                              -----------------------
                                                                                                2012         2011
                                                                                               --------     --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 15,656     $ 10,284
  Net realized gain (loss) on investments....................................................    1,433       (8,008)
  Change in unrealized appreciation (depreciation) of investments............................   90,956        9,775
                                                                                               --------     --------

  Net Increase (decrease) in net assets from operations......................................  108,045       12,051
                                                                                               --------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   77,047       57,233
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,832       30,382
   Transfers for contract benefits and terminations..........................................   (2,928)      (9,056)
   Contract maintenance charges..............................................................  (30,304)     (22,227)
                                                                                               --------     --------

  Net increase (decrease) in net assets from contractowners transactions.....................   46,647       56,332
                                                                                               --------     --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --           --
                                                                                               --------     --------

INCREASE (DECREASE) IN NET ASSETS............................................................  154,692       68,383
NET ASSETS -- BEGINNING OF PERIOD............................................................  576,656      508,273
                                                                                               --------     --------

NET ASSETS -- END OF PERIOD.................................................................. $731,348     $576,656
                                                                                               ========     ========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................    2,724        3,160
  Redeemed...................................................................................   (2,584)      (4,768)
                                                                                               --------     --------
  Net Increase (Decrease)....................................................................      140       (1,608)
                                                                                               ========     ========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................       --           --
  Redeemed...................................................................................       --           --
                                                                                               --------     --------
  Net Increase (Decrease)....................................................................       --           --
                                                                                               ========     ========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................      415          752
  Redeemed...................................................................................      (48)         (11)
                                                                                               --------     --------
  Net Increase (Decrease)....................................................................      367          741
                                                                                               ========     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-72

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              FIDELITY(R) VIP MID
                                                                                                 CAP PORTFOLIO
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,540  $     50
  Net realized gain (loss) on investments....................................................   32,779     2,733
  Change in unrealized appreciation (depreciation) of investments............................    3,356   (25,572)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   37,675   (22,789)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  177,910   135,227
   Transfers between Variable Investment Options including guaranteed interest account, net..   19,943    49,274
   Transfers for contract benefits and terminations..........................................     (421)      (20)
   Contract maintenance charges..............................................................  (41,763)  (25,407)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  155,669   159,074
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  193,344   136,285
NET ASSETS -- BEGINNING OF PERIOD............................................................  214,372    78,087
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $407,716  $214,372
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................    1,642     1,778
  Redeemed...................................................................................     (242)     (345)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,400     1,433
                                                                                              ========  ========

                                                                                                  FRANKLIN INCOME
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  421,799  $  393,003
  Net realized gain (loss) on investments....................................................   (117,526)   (201,143)
  Change in unrealized appreciation (depreciation) of investments............................    497,914     (41,044)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    802,187     150,816
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    656,710     681,075
   Transfers between Variable Investment Options including guaranteed interest account, net..   (128,861)   (329,331)
   Transfers for contract benefits and terminations..........................................   (286,960)   (781,787)
   Contract maintenance charges..............................................................   (388,481)   (414,198)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (147,592)   (844,241)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    654,595    (693,425)
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,602,695   7,296,120
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,257,290  $6,602,695
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................     45,212      63,100
  Redeemed...................................................................................    (54,646)   (119,588)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (9,434)    (56,488)
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                              FRANKLIN RISING DIVIDENDS
                                                                                                  SECURITIES FUND
                                                                                              ------------------------
                                                                                                 2012         2011
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   21,511   $   10,321
  Net realized gain (loss) on investments....................................................     10,979       (6,719)
  Change in unrealized appreciation (depreciation) of investments............................    127,787       49,585
                                                                                              ----------   ----------

  Net Increase (decrease) in net assets from operations......................................    160,277       53,187
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    503,871      280,692
   Transfers between Variable Investment Options including guaranteed interest account, net..    384,067       24,336
   Transfers for contract benefits and terminations..........................................    (27,591)     (14,616)
   Contract maintenance charges..............................................................   (119,174)     (68,082)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    741,173      222,330
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    901,450      275,517
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,012,436      736,919
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,913,886   $1,012,436
                                                                                              ==========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................     18,539       12,295
  Redeemed...................................................................................     (4,773)     (10,280)
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................     13,766        2,015
                                                                                              ==========   ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-73

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              FRANKLIN SMALL CAP
                                                                                              VALUE SECURITIES FUND
                                                                                              --------------------
                                                                                                2012        2011
                                                                                               --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    795    $   210
  Net realized gain (loss) on investments....................................................    1,654      1,073
  Change in unrealized appreciation (depreciation) of investments............................   13,574     (1,802)
                                                                                               --------   -------

  Net Increase (decrease) in net assets from operations......................................   16,023       (519)
                                                                                               --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   54,422     13,651
   Transfers between Variable Investment Options including guaranteed interest account, net..   12,652     16,513
   Transfers for contract benefits and terminations..........................................      (60)        --
   Contract maintenance charges..............................................................   (8,166)    (3,981)
                                                                                               --------   -------

  Net increase (decrease) in net assets from contractowners transactions.....................   58,848     26,183
                                                                                               --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --         --
                                                                                               --------   -------

INCREASE (DECREASE) IN NET ASSETS............................................................   74,871     25,664
NET ASSETS -- BEGINNING OF PERIOD............................................................   51,471     25,807
                                                                                               --------   -------

NET ASSETS -- END OF PERIOD.................................................................. $126,342    $51,471
                                                                                               ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................      627        360
  Redeemed...................................................................................      (90)      (101)
                                                                                               --------   -------
  Net Increase (Decrease)....................................................................      537        259
                                                                                               ========   =======
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                               --------   -------
  Net Increase (Decrease)....................................................................       --         --
                                                                                               ========   =======

                                                                                              FRANKLIN STRATEGIC INCOME
                                                                                                SECURITIES FUND
                                                                                              ------------------------
                                                                                                2012         2011
                                                                                               --------     --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 35,432     $ 10,534
  Net realized gain (loss) on investments....................................................      102          917
  Change in unrealized appreciation (depreciation) of investments............................   24,833       (9,794)
                                                                                               --------     --------

  Net Increase (decrease) in net assets from operations......................................   60,367        1,657
                                                                                               --------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  310,480      139,626
   Transfers between Variable Investment Options including guaranteed interest account, net..  154,041      121,435
   Transfers for contract benefits and terminations..........................................     (253)        (160)
   Contract maintenance charges..............................................................  (67,985)     (27,523)
                                                                                               --------     --------

  Net increase (decrease) in net assets from contractowners transactions.....................  396,283      233,378
                                                                                               --------     --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --           --
                                                                                               --------     --------

INCREASE (DECREASE) IN NET ASSETS............................................................  456,650      235,035
NET ASSETS -- BEGINNING OF PERIOD............................................................  320,172       85,137
                                                                                               --------     --------

NET ASSETS -- END OF PERIOD.................................................................. $776,822     $320,172
                                                                                               ========     ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................    3,676        2,470
  Redeemed...................................................................................     (260)        (313)
                                                                                               --------     --------
  Net Increase (Decrease)....................................................................    3,416        2,157
                                                                                               ========     ========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................       --           --
  Redeemed...................................................................................       --           --
                                                                                               --------     --------
  Net Increase (Decrease)....................................................................       --           --
                                                                                               ========     ========

                                                                                              GOLDMAN SACHS VIT MID
                                                                                                CAP VALUE FUND
                                                                                              --------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,035   $    779
  Net realized gain (loss) on investments....................................................    2,026      3,334
  Change in unrealized appreciation (depreciation) of investments............................   23,644    (12,291)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   27,705     (8,178)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   84,737     74,542
   Transfers between Variable Investment Options including guaranteed interest account, net..     (744)    25,717
   Transfers for contract benefits and terminations..........................................   (1,890)        --
   Contract maintenance charges..............................................................  (19,805)   (12,093)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................   62,298     88,166
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       22         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   90,025     79,988
NET ASSETS -- BEGINNING OF PERIOD............................................................  133,847     53,859
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $223,872   $133,847
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................      707        998
  Redeemed...................................................................................     (158)      (174)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................      549        824
                                                                                              ========   ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-74

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              INVESCO V.I. DIVERSIFIED
                                                                                                  DIVIDEND FUND
                                                                                              -----------------------
                                                                                                 2012      2011(A)(B)
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   57,487    $   (411)
  Net realized gain (loss) on investments....................................................     11,215      (2,993)
  Change in unrealized appreciation (depreciation) of investments............................    148,229      22,707
                                                                                              ----------    --------

  Net Increase (decrease) in net assets from operations......................................    216,931      19,303
                                                                                              ----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     31,801      23,172
   Transfers between Variable Investment Options including guaranteed interest account, net..  2,633,339     151,329
   Transfers for contract benefits and terminations..........................................    (39,199)     (7,072)
   Contract maintenance charges..............................................................    (70,012)     (9,665)
                                                                                              ----------    --------

  Net increase (decrease) in net assets from contractowners transactions.....................  2,555,929     157,764
                                                                                              ----------    --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          3          --
                                                                                              ----------    --------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,772,863     177,067
NET ASSETS -- BEGINNING OF PERIOD............................................................    177,067          --
                                                                                              ----------    --------

NET ASSETS -- END OF PERIOD.................................................................. $2,949,930    $177,067
                                                                                              ==========    ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued.....................................................................................    370,168      32,784
  Redeemed...................................................................................    (15,293)     (5,033)
                                                                                              ----------    --------
  Net Increase (Decrease)....................................................................    354,875      27,751
                                                                                              ==========    ========

                                                                                              INVESCO V.I. GLOBAL
                                                                                                CORE EQUITY FUND
                                                                                              -------------------
                                                                                                2012       2011
                                                                                              --------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  9,392  $  15,783
  Net realized gain (loss) on investments....................................................  (34,593)   (19,476)
  Change in unrealized appreciation (depreciation) of investments............................   78,560    (51,785)
                                                                                              --------  ---------

  Net Increase (decrease) in net assets from operations......................................   53,359    (55,478)
                                                                                              --------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   50,569     61,739
   Transfers between Variable Investment Options including guaranteed interest account, net..  (41,786)   (10,216)
   Transfers for contract benefits and terminations..........................................  (34,445)   (64,739)
   Contract maintenance charges..............................................................  (34,278)   (39,259)
                                                                                              --------  ---------

  Net increase (decrease) in net assets from contractowners transactions.....................  (59,940)   (52,475)
                                                                                              --------  ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --         --
                                                                                              --------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................   (6,581)  (107,953)
NET ASSETS -- BEGINNING OF PERIOD............................................................  444,930    552,883
                                                                                              --------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $438,349  $ 444,930
                                                                                              ========  =========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued.....................................................................................    5,044      5,055
  Redeemed...................................................................................  (10,208)    (9,293)
                                                                                              --------  ---------
  Net Increase (Decrease)....................................................................   (5,164)    (4,238)
                                                                                              ========  =========

                                                                                              INVESCO V.I. GLOBAL
                                                                                               HEALTH CARE FUND
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (2,220) $ (1,989)
  Net realized gain (loss) on investments....................................................    6,097    (2,767)
  Change in unrealized appreciation (depreciation) of investments............................  136,097    28,551
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................  139,974    23,795
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   53,900    67,518
   Transfers between Variable Investment Options including guaranteed interest account, net..  (18,101)   13,897
   Transfers for contract benefits and terminations..........................................  (41,880)  (36,810)
   Contract maintenance charges..............................................................  (41,675)  (42,465)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  (47,756)    2,140
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   92,218    25,935
NET ASSETS -- BEGINNING OF PERIOD............................................................  679,818   653,883
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $772,036  $679,818
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued.....................................................................................    7,762     6,657
  Redeemed...................................................................................  (10,514)   (6,436)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................   (2,752)      221
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-75

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              INVESCO V.I. GLOBAL
                                                                                               REAL ESTATE FUND
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,822  $  9,266
  Net realized gain (loss) on investments....................................................    2,621     1,320
  Change in unrealized appreciation (depreciation) of investments............................  115,126   (31,592)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................  120,569   (21,006)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  334,279   160,579
   Transfers between Variable Investment Options including guaranteed interest account, net..  133,385    79,424
   Transfers for contract benefits and terminations..........................................  (14,504)      (27)
   Contract maintenance charges..............................................................  (58,683)  (22,036)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  394,477   217,940
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       52        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  515,098   196,934
NET ASSETS -- BEGINNING OF PERIOD............................................................  276,754    79,820
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $791,852  $276,754
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES II
  Issued.....................................................................................    3,714     2,562
  Redeemed...................................................................................     (420)     (618)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    3,294     1,944
                                                                                              ========  ========

                                                                                              INVESCO V.I. INTERNATIONAL
                                                                                                  GROWTH FUND
                                                                                              -------------------------
                                                                                                2012          2011
                                                                                                --------     --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,588      $  1,156
  Net realized gain (loss) on investments....................................................    1,115         2,230
  Change in unrealized appreciation (depreciation) of investments............................   45,191       (16,658)
                                                                                                --------     --------

  Net Increase (decrease) in net assets from operations......................................   51,894       (13,272)
                                                                                                --------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  210,817       124,889
   Transfers between Variable Investment Options including guaranteed interest account, net..   74,963        57,673
   Transfers for contract benefits and terminations..........................................     (244)           (2)
   Contract maintenance charges..............................................................  (45,390)      (23,184)
                                                                                                --------     --------

  Net increase (decrease) in net assets from contractowners transactions.....................  240,146       159,376
                                                                                                --------     --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       44            --
                                                                                                --------     --------

INCREASE (DECREASE) IN NET ASSETS............................................................  292,084       146,104
NET ASSETS -- BEGINNING OF PERIOD............................................................  214,930        68,826
                                                                                                --------     --------

NET ASSETS -- END OF PERIOD.................................................................. $507,014      $214,930
                                                                                                ========     ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES II
  Issued.....................................................................................    2,484         1,736
  Redeemed...................................................................................     (293)         (266)
                                                                                                --------     --------
  Net Increase (Decrease)....................................................................    2,191         1,470
                                                                                                ========     ========

                                                                                              INVESCO V.I. MID CAP
                                                                                               CORE EQUITY FUND
                                                                                              -------------------
                                                                                                2012       2011
                                                                                              --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --   $    45
  Net realized gain (loss) on investments....................................................      735       622
  Change in unrealized appreciation (depreciation) of investments............................    9,798    (4,105)
                                                                                              --------   -------

  Net Increase (decrease) in net assets from operations......................................   10,533    (3,438)
                                                                                              --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   70,165    26,175
   Transfers between Variable Investment Options including guaranteed interest account, net..   15,107    17,741
   Transfers for contract benefits and terminations..........................................       (2)       --
   Contract maintenance charges..............................................................  (10,858)   (5,784)
                                                                                              --------   -------

  Net increase (decrease) in net assets from contractowners transactions.....................   74,412    38,132
                                                                                              --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --        --
                                                                                              --------   -------

INCREASE (DECREASE) IN NET ASSETS............................................................   84,945    34,694
NET ASSETS -- BEGINNING OF PERIOD............................................................   53,974    19,280
                                                                                              --------   -------

NET ASSETS -- END OF PERIOD.................................................................. $138,919   $53,974
                                                                                              ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY SERIES II
  Issued.....................................................................................      981       461
  Redeemed...................................................................................     (252)      (95)
                                                                                              --------   -------
  Net Increase (Decrease)....................................................................      729       366
                                                                                              ========   =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-76

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              INVESCO V.I. SMALL CAP
                                                                                                 EQUITY FUND
                                                                                              ---------------------
                                                                                                2012        2011
                                                                                               --------    -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --    $    --
  Net realized gain (loss) on investments....................................................     (351)       555
  Change in unrealized appreciation (depreciation) of investments............................   12,617     (3,450)
                                                                                               --------    -------

  Net Increase (decrease) in net assets from operations......................................   12,266     (2,895)
                                                                                               --------    -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   51,128     36,458
   Transfers between Variable Investment Options including guaranteed interest account, net..   17,040     23,079
   Transfers for contract benefits and terminations..........................................   (1,887)        --
   Contract maintenance charges..............................................................  (11,470)    (6,675)
                                                                                               --------    -------

  Net increase (decrease) in net assets from contractowners transactions.....................   54,811     52,862
                                                                                               --------    -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --         --
                                                                                               --------    -------

INCREASE (DECREASE) IN NET ASSETS............................................................   67,077     49,967
NET ASSETS -- BEGINNING OF PERIOD............................................................   61,493     11,526
                                                                                               --------    -------

NET ASSETS -- END OF PERIOD.................................................................. $128,570    $61,493
                                                                                               ========    =======

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                               --------    -------
  Net Increase (Decrease)....................................................................       --         --
                                                                                               ========    =======
UNIT ACTIVITY SERIES I
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                               --------    -------
  Net Increase (Decrease)....................................................................       --         --
                                                                                               ========    =======
UNIT ACTIVITY SERIES II
  Issued.....................................................................................      648        610
  Redeemed...................................................................................     (172)      (148)
                                                                                               --------    -------
  Net Increase (Decrease)....................................................................      476        462
                                                                                               ========    =======

                                                                                                 INVESCO V.I.
                                                                                                TECHNOLOGY FUND
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (811) $   (297)
  Net realized gain (loss) on investments....................................................   12,361     8,813
  Change in unrealized appreciation (depreciation) of investments............................   14,810   (19,782)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   26,360   (11,266)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   28,809    28,971
   Transfers between Variable Investment Options including guaranteed interest account, net..    6,281   (32,696)
   Transfers for contract benefits and terminations..........................................  (13,964)   (2,623)
   Contract maintenance charges..............................................................  (15,083)  (15,826)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    6,043   (22,174)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   32,403   (33,440)
NET ASSETS -- BEGINNING OF PERIOD............................................................  243,989   277,429
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $276,392  $243,989
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY SERIES I
  Issued.....................................................................................    4,383     3,189
  Redeemed...................................................................................   (3,790)   (5,012)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      593    (1,823)
                                                                                              ========  ========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

                                                                                                 IVY FUNDS VIP
                                                                                                    ENERGY
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --  $     --
  Net realized gain (loss) on investments....................................................  (17,984)    8,871
  Change in unrealized appreciation (depreciation) of investments............................   26,956   (54,023)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................    8,972   (45,152)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  305,273   215,626
   Transfers between Variable Investment Options including guaranteed interest account, net..   21,139   115,984
   Transfers for contract benefits and terminations..........................................   (3,777)     (122)
   Contract maintenance charges..............................................................  (59,314)  (29,822)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  263,321   301,666
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       42        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  272,335   256,514
NET ASSETS -- BEGINNING OF PERIOD............................................................  362,530   106,016
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $634,865  $362,530
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................    3,392     4,678
  Redeemed...................................................................................     (858)   (2,121)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    2,534     2,557
                                                                                              ========  ========
UNIT ACTIVITY SERIES I
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-77

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              IVY FUNDS VIP MID CAP
                                                                                                    GROWTH
                                                                                              --------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --   $  7,847
  Net realized gain (loss) on investments....................................................   51,880      3,751
  Change in unrealized appreciation (depreciation) of investments............................    7,706    (20,086)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   59,586     (8,488)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  261,839    124,304
   Transfers between Variable Investment Options including guaranteed interest account, net..  121,222    107,541
   Transfers for contract benefits and terminations..........................................  (13,501)        --
   Contract maintenance charges..............................................................  (59,408)   (25,189)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  310,152    206,656
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       63         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  369,801    198,168
NET ASSETS -- BEGINNING OF PERIOD............................................................  339,292    141,124
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $709,093   $339,292
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................    3,055      1,945
  Redeemed...................................................................................     (578)      (217)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................    2,477      1,728
                                                                                              ========   ========
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

                                                                                              IVY FUNDS VIP SMALL
                                                                                                  CAP GROWTH
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --  $    517
  Net realized gain (loss) on investments....................................................    2,113     2,457
  Change in unrealized appreciation (depreciation) of investments............................    1,548   (14,513)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................    3,661   (11,539)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   89,515    66,991
   Transfers between Variable Investment Options including guaranteed interest account, net..   27,156    21,946
   Transfers for contract benefits and terminations..........................................       (5)       --
   Contract maintenance charges..............................................................  (19,800)  (10,675)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   96,866    78,262
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......        9        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  100,536    66,723
NET ASSETS -- BEGINNING OF PERIOD............................................................  104,155    37,432
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $204,691  $104,155
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................    1,052       932
  Redeemed...................................................................................     (160)     (236)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      892       696
                                                                                              ========  ========
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

                                                                                                JANUS ASPEN SERIES
                                                                                                BALANCED PORTFOLIO
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  206,398  $  167,455
  Net realized gain (loss) on investments....................................................    533,683     633,612
  Change in unrealized appreciation (depreciation) of investments............................    294,098    (676,126)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................  1,034,179     124,941
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    757,901     857,781
   Transfers between Variable Investment Options including guaranteed interest account, net..    (10,365)   (197,495)
   Transfers for contract benefits and terminations..........................................   (439,516)   (879,587)
   Contract maintenance charges..............................................................   (732,490)   (740,635)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (424,470)   (959,936)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       (198)        200
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    609,511    (834,795)
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,972,396   8,807,191
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,581,907  $7,972,396
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................     83,128      77,750
  Redeemed...................................................................................   (105,987)   (134,628)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (22,859)    (56,878)
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-78

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 JANUS ASPEN SERIES
                                                                                                ENTERPRISE PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (44,665) $   (45,447)
  Net realized gain (loss) on investments....................................................     713,689      654,278
  Change in unrealized appreciation (depreciation) of investments............................   1,235,107     (824,662)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,904,131     (215,831)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     874,564      992,057
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,726,003)    (404,284)
   Transfers for contract benefits and terminations..........................................    (886,547)    (706,496)
   Contract maintenance charges..............................................................    (872,314)    (910,962)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,610,300)  (1,029,685)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --       10,000
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    (706,169)  (1,235,516)
NET ASSETS -- BEGINNING OF PERIOD............................................................  12,321,372   13,556,888
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $11,615,203  $12,321,372
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................     112,200      109,684
  Redeemed...................................................................................    (370,500)    (209,885)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (258,300)    (100,201)
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                              JANUS ASPEN SERIES FORTY
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    50,754  $     7,030
  Net realized gain (loss) on investments....................................................     978,156      453,868
  Change in unrealized appreciation (depreciation) of investments............................   2,345,905   (1,618,520)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   3,374,815   (1,157,622)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,010,526    1,185,923
   Transfers between Variable Investment Options including guaranteed interest account, net..  (3,938,399)    (624,049)
   Transfers for contract benefits and terminations..........................................    (845,628)    (847,572)
   Contract maintenance charges..............................................................    (930,298)    (980,287)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (4,703,799)  (1,265,985)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,328,984)  (2,423,607)
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,177,049   17,600,656
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $13,848,065  $15,177,049
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................      69,064       86,560
  Redeemed...................................................................................    (423,973)    (174,019)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (354,909)     (87,459)
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................      15,094       16,298
  Redeemed...................................................................................     (27,128)     (25,604)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (12,034)      (9,306)
                                                                                              ===========  ===========

                                                                                                 JANUS ASPEN SERIES
                                                                                                 OVERSEAS PORTFOLIO
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    19,975  $    14,999
  Net realized gain (loss) on investments....................................................    (350,352)     (94,159)
  Change in unrealized appreciation (depreciation) of investments............................     824,048   (2,811,531)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................     493,671   (2,890,691)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     462,896      528,107
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,964,431)    (237,019)
   Transfers for contract benefits and terminations..........................................    (316,813)    (656,321)
   Contract maintenance charges..............................................................    (240,772)    (362,779)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,059,120)    (728,012)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,565,449)  (3,618,703)
NET ASSETS -- BEGINNING OF PERIOD............................................................   5,820,845    9,439,548
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $ 4,255,396  $ 5,820,845
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................       1,077        3,855
  Redeemed...................................................................................    (102,290)     (15,831)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (101,213)     (11,976)
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................      21,429       23,795
  Redeemed...................................................................................     (35,861)     (39,691)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (14,432)     (15,896)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-79

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                              JANUS ASPEN SERIES PERKINS
                                                                                              MID CAP VALUE PORTFOLIO
                                                                                              -------------------------
                                                                                                 2012          2011
                                                                                               ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   14,867    $    7,984
  Net realized gain (loss) on investments....................................................     51,481       (15,499)
  Change in unrealized appreciation (depreciation) of investments............................    127,579       (30,861)
                                                                                               ----------   ----------

  Net Increase (decrease) in net assets from operations......................................    193,927       (38,376)
                                                                                               ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      9,969        15,750
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,018,712         5,400
   Transfers for contract benefits and terminations..........................................    (13,284)      (14,777)
   Contract maintenance charges..............................................................   (189,725)     (149,891)
                                                                                               ----------   ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    825,672      (143,518)
                                                                                               ----------   ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --            --
                                                                                               ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,019,599      (181,894)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,268,500     1,450,394
                                                                                               ----------   ----------

NET ASSETS--END OF PERIOD.................................................................... $2,288,099    $1,268,500
                                                                                               ==========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................         --            --
  Redeemed...................................................................................         --            --
                                                                                               ----------   ----------
  Net Increase (Decrease)....................................................................         --            --
                                                                                               ==========   ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................     60,219         1,195
  Redeemed...................................................................................    (13,812)       (9,270)
                                                                                               ----------   ----------
  Net Increase (Decrease)....................................................................     46,407        (8,075)
                                                                                               ==========   ==========

                                                                                                 JANUS ASPEN SERIES
                                                                                                WORLDWIDE PORTFOLIO
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   40,485  $    14,566
  Net realized gain (loss) on investments....................................................   (391,577)     (93,879)
  Change in unrealized appreciation (depreciation) of investments............................  2,029,953   (1,433,752)
                                                                                              ----------  -----------

  Net Increase (decrease) in net assets from operations......................................  1,678,861   (1,513,065)
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,013,893    1,116,928
   Transfers between Variable Investment Options including guaranteed interest account, net..   (277,472)    (548,016)
   Transfers for contract benefits and terminations..........................................   (754,802)    (661,590)
   Contract maintenance charges..............................................................   (839,984)    (909,163)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (858,365)  (1,001,841)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --        5,000
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    820,496   (2,509,906)
NET ASSETS -- BEGINNING OF PERIOD............................................................  8,976,896   11,486,802
                                                                                              ----------  -----------

NET ASSETS--END OF PERIOD.................................................................... $9,797,392  $ 8,976,896
                                                                                              ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................    142,683      144,202
  Redeemed...................................................................................   (250,077)    (266,121)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................   (107,394)    (121,919)
                                                                                              ==========  ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========

                                                                                                LAZARD RETIREMENT
                                                                                                 EMERGING MARKETS
                                                                                                 EQUITY PORTFOLIO
                                                                                              ---------------------
                                                                                                 2012        2011
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   29,128  $  19,634
  Net realized gain (loss) on investments....................................................     10,370      2,767
  Change in unrealized appreciation (depreciation) of investments............................    226,965   (170,948)
                                                                                              ----------  ---------

  Net Increase (decrease) in net assets from operations......................................    266,463   (148,547)
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    784,619    531,446
   Transfers between Variable Investment Options including guaranteed interest account, net..    156,961    273,968
   Transfers for contract benefits and terminations..........................................    (19,892)    (2,450)
   Contract maintenance charges..............................................................   (165,875)   (92,986)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowners transactions.....................    755,813    709,978
                                                                                              ----------  ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --         --
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,022,276    561,431
NET ASSETS -- BEGINNING OF PERIOD............................................................    915,349    353,918
                                                                                              ----------  ---------

NET ASSETS--END OF PERIOD.................................................................... $1,937,625  $ 915,349
                                                                                              ==========  =========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========  =========
UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................      8,168      7,411
  Redeemed...................................................................................       (976)      (726)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................      7,192      6,685
                                                                                              ==========  =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-80

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MFS(R) INTERNATIONAL
                                                                                                VALUE PORTFOLIO
                                                                                              ------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  9,456   $  3,154
  Net realized gain (loss) on investments....................................................    9,938      4,572
  Change in unrealized appreciation (depreciation) of investments............................   72,063    (17,767)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   91,457    (10,041)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  341,496    194,678
   Transfers between Variable Investment Options including guaranteed interest account, net..   99,877     71,358
   Transfers for contract benefits and terminations..........................................  (18,095)       (26)
   Contract maintenance charges..............................................................  (62,551)   (29,803)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  360,727    236,207
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       18         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  452,202    226,166
NET ASSETS -- BEGINNING OF PERIOD............................................................  394,394    168,228
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $846,596   $394,394
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................    3,805      3,279
  Redeemed...................................................................................     (605)    (1,095)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................    3,200      2,184
                                                                                              ========   ========

                                                                                              MFS(R) INVESTORS
                                                                                              GROWTH STOCK SERIES
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              -------   -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    99   $    40
  Net realized gain (loss) on investments....................................................   2,557       115
  Change in unrealized appreciation (depreciation) of investments............................   2,580      (415)
                                                                                              -------   -------

  Net Increase (decrease) in net assets from operations......................................   5,236      (260)
                                                                                              -------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  34,990    15,199
   Transfers between Variable Investment Options including guaranteed interest account, net..  14,828     4,025
   Transfers for contract benefits and terminations..........................................    (755)       --
   Contract maintenance charges..............................................................  (6,050)   (2,172)
                                                                                              -------   -------

  Net increase (decrease) in net assets from contractowners transactions.....................  43,013    17,052
                                                                                              -------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......      14        --
                                                                                              -------   -------

INCREASE (DECREASE) IN NET ASSETS............................................................  48,263    16,792
NET ASSETS -- BEGINNING OF PERIOD............................................................  20,209     3,417
                                                                                              -------   -------

NET ASSETS -- END OF PERIOD.................................................................. $68,472   $20,209
                                                                                              =======   =======

CHANGES IN UNITS:
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     388       165
  Redeemed...................................................................................     (25)       (7)
                                                                                              -------   -------
  Net Increase (Decrease)....................................................................     363       158
                                                                                              =======   =======

                                                                                              MFS(R) INVESTORS TRUST
                                                                                                   SERIES
                                                                                              ---------------------
                                                                                                2012        2011
                                                                                               -------     -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   226     $   108
  Net realized gain (loss) on investments....................................................     645         130
  Change in unrealized appreciation (depreciation) of investments............................   3,418        (452)
                                                                                               -------     -------

  Net Increase (decrease) in net assets from operations......................................   4,289        (214)
                                                                                               -------     -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  21,599      10,846
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,563       6,804
   Transfers for contract benefits and terminations..........................................      --          --
   Contract maintenance charges..............................................................  (5,105)     (2,671)
                                                                                               -------     -------

  Net increase (decrease) in net assets from contractowners transactions.....................  18,057      14,979
                                                                                               -------     -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......      --          --
                                                                                               -------     -------

INCREASE (DECREASE) IN NET ASSETS............................................................  22,346      14,765
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,988       1,223
                                                                                               -------     -------

NET ASSETS -- END OF PERIOD.................................................................. $38,334     $15,988
                                                                                               =======     =======

CHANGES IN UNITS:
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     243         263
  Redeemed...................................................................................     (80)       (116)
                                                                                               -------     -------
  Net Increase (Decrease)....................................................................     163         147
                                                                                               =======     =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-81

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 MFS(R) UTILITIES
                                                                                                      SERIES
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   99,033  $   42,087
  Net realized gain (loss) on investments....................................................      2,351     (28,724)
  Change in unrealized appreciation (depreciation) of investments............................     85,565      87,140
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    186,949     100,503
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    133,447     137,780
   Transfers between Variable Investment Options including guaranteed interest account, net..     67,669     (32,335)
   Transfers for contract benefits and terminations..........................................   (172,942)   (170,680)
   Contract maintenance charges..............................................................    (77,488)    (82,946)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (49,314)   (148,181)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          2          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    137,637     (47,678)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,458,008   1,505,686
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,595,645  $1,458,008
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................      9,368       6,725
  Redeemed...................................................................................    (11,051)    (11,476)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (1,683)     (4,751)
                                                                                              ==========  ==========

                                                                                                   MULTIMANAGER
                                                                                                AGGRESSIVE EQUITY*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,183  $       --
  Net realized gain (loss) on investments....................................................     10,739      (5,325)
  Change in unrealized appreciation (depreciation) of investments............................    195,955     (93,576)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    210,877     (98,901)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    394,494     355,279
   Transfers between Variable Investment Options including guaranteed interest account, net..    (70,201)    (62,577)
   Transfers for contract benefits and terminations..........................................    (18,616)    (23,376)
   Contract maintenance charges..............................................................   (190,461)   (171,548)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    115,216      97,778
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          1         (20)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    326,094      (1,143)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,446,125   1,447,268
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,772,219  $1,446,125
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,537       3,826
  Redeemed...................................................................................     (1,247)     (2,729)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,290       1,097
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                    MULTIMANAGER
                                                                                                     CORE BOND*
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   202,792  $  244,147
  Net realized gain (loss) on investments....................................................     513,783     321,070
  Change in unrealized appreciation (depreciation) of investments............................    (213,115)    (48,768)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     503,460     516,449
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     637,114     431,866
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,369,254      14,151
   Transfers for contract benefits and terminations..........................................    (125,369)   (171,813)
   Contract maintenance charges..............................................................    (564,116)   (480,282)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,316,883    (206,078)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,820,343     310,371
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,913,354   8,602,983
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $10,733,697  $8,913,354
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      97,246       1,848
  Redeemed...................................................................................     (33,393)    (39,747)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................      63,853     (37,899)
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       3,409       2,540
  Redeemed...................................................................................        (723)       (818)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................       2,686       1,722
                                                                                              ===========  ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-82

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                   MULTIMANAGER
                                                                                               INTERNATIONAL EQUITY*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,514  $   20,856
  Net realized gain (loss) on investments....................................................    (36,310)    (73,653)
  Change in unrealized appreciation (depreciation) of investments............................    229,851    (178,839)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    213,055    (231,636)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    297,864     323,439
   Transfers between Variable Investment Options including guaranteed interest account, net..     27,385      (2,130)
   Transfers for contract benefits and terminations..........................................    (35,380)    (72,740)
   Contract maintenance charges..............................................................   (151,521)   (142,320)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    138,348     106,249
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    351,403    (125,387)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,087,595   1,212,982
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,438,998  $1,087,595
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,253       1,268
  Redeemed...................................................................................       (406)       (684)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        847         584
                                                                                              ==========  ==========

                                                                                                 MULTIMANAGER
                                                                                                LARGE CAP CORE
                                                                                                    EQUITY*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,703  $    832
  Net realized gain (loss) on investments....................................................    3,244       749
  Change in unrealized appreciation (depreciation) of investments............................   31,016   (20,088)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   35,963   (18,507)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   36,084    42,064
   Transfers between Variable Investment Options including guaranteed interest account, net..   (4,445)    2,367
   Transfers for contract benefits and terminations..........................................     (707)   (1,734)
   Contract maintenance charges..............................................................  (21,185)  (18,076)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    9,747    24,621
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   45,710     6,114
NET ASSETS -- BEGINNING OF PERIOD............................................................  244,540   238,426
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $290,250  $244,540
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      127     1,051
  Redeemed...................................................................................      (64)     (885)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       63       166
                                                                                              ========  ========

                                                                                                    MULTIMANAGER
                                                                                                  LARGE CAP VALUE*
                                                                                              -----------------------
                                                                                                  2012        2011
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    15,848  $   61,961
  Net realized gain (loss) on investments....................................................    (222,189)    (49,528)
  Change in unrealized appreciation (depreciation) of investments............................     684,152    (294,749)
                                                                                              -----------  ----------

  Net Increase (decrease) in net assets from operations......................................     477,811    (282,316)
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     245,096     285,548
   Transfers between Variable Investment Options including guaranteed interest account, net..  (3,972,724)     (7,663)
   Transfers for contract benefits and terminations..........................................      (9,895)   (135,645)
   Contract maintenance charges..............................................................    (220,885)   (283,910)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (3,958,408)   (141,670)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (3,480,597)   (423,986)
NET ASSETS -- BEGINNING OF PERIOD............................................................   4,813,225   5,237,211
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 1,332,628  $4,813,225
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................    (472,223)    (25,510)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................    (472,223)    (25,510)
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         711       2,056
  Redeemed...................................................................................        (491)     (1,709)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................         220         347
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-83

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MULTIMANAGER MID CAP
                                                                                                    GROWTH*
                                                                                              ------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --   $     --
  Net realized gain (loss) on investments....................................................    3,635      4,737
  Change in unrealized appreciation (depreciation) of investments............................   69,933    (46,875)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   73,568    (42,138)
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  148,483    136,684
   Transfers between Variable Investment Options including guaranteed interest account, net..    4,717     (4,789)
   Transfers for contract benefits and terminations..........................................  (12,771)    (7,059)
   Contract maintenance charges..............................................................  (67,210)   (55,579)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................   73,219     69,257
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  146,787     27,119
NET ASSETS -- BEGINNING OF PERIOD............................................................  452,945    425,826
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $599,732   $452,945
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      491        508
  Redeemed...................................................................................     (140)      (188)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................      351        320
                                                                                              ========   ========

                                                                                                   MULTIMANAGER
                                                                                                  MID CAP VALUE*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,262  $      199
  Net realized gain (loss) on investments....................................................     27,601      22,867
  Change in unrealized appreciation (depreciation) of investments............................    115,738    (170,862)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    147,601    (147,796)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    176,920     200,941
   Transfers between Variable Investment Options including guaranteed interest account, net..        500       5,356
   Transfers for contract benefits and terminations..........................................    (13,371)    (21,052)
   Contract maintenance charges..............................................................    (98,707)    (90,709)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     65,342      94,536
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          2          13
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    212,945     (53,247)
NET ASSETS -- BEGINNING OF PERIOD............................................................    960,325   1,013,572
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,173,270  $  960,325
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        829       2,849
  Redeemed...................................................................................       (416)     (2,301)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        413         548
                                                                                              ==========  ==========

                                                                                                MULTIMANAGER MULTI-
                                                                                                   SECTOR BOND*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   58,022  $   95,568
  Net realized gain (loss) on investments....................................................    (47,612)   (139,513)
  Change in unrealized appreciation (depreciation) of investments............................    120,542     162,978
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    130,952     119,033
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    468,738     480,917
   Transfers between Variable Investment Options including guaranteed interest account, net..    (70,490)    (15,840)
   Transfers for contract benefits and terminations..........................................    (78,535)   (143,817)
   Contract maintenance charges..............................................................   (237,322)   (232,331)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     82,391      88,929
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    213,343     207,962
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,515,651   2,307,689
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,728,994  $2,515,651
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     12,466      17,266
  Redeemed...................................................................................    (15,216)    (18,412)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (2,750)     (1,146)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,541       2,036
  Redeemed...................................................................................       (628)     (1,198)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        913         838
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-84

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    MULTIMANAGER
                                                                                                  SMALL CAP GROWTH*
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (35,633) $   (40,504)
  Net realized gain (loss) on investments....................................................    (177,439)    (311,916)
  Change in unrealized appreciation (depreciation) of investments............................   1,342,784   (1,678,064)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,129,712   (2,030,484)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,338,751    1,390,257
   Transfers between Variable Investment Options including guaranteed interest account, net..    (448,584)    (530,796)
   Transfers for contract benefits and terminations..........................................    (666,681)    (704,112)
   Contract maintenance charges..............................................................    (988,793)  (1,066,519)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (765,307)    (911,170)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --       19,998
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     364,405   (2,921,656)
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,478,409   13,400,065
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $10,842,814  $10,478,409
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      88,715       89,756
  Redeemed...................................................................................    (143,940)    (153,827)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (55,225)     (64,071)
                                                                                              ===========  ===========

                                                                                                 MULTIMANAGER
                                                                                               SMALL CAP VALUE*
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,240  $    343
  Net realized gain (loss) on investments....................................................   20,434    13,187
  Change in unrealized appreciation (depreciation) of investments............................   57,146   (56,844)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   80,820   (43,314)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   92,382    90,245
   Transfers between Variable Investment Options including guaranteed interest account, net..      348   (35,390)
   Transfers for contract benefits and terminations..........................................  (19,388)   (2,139)
   Contract maintenance charges..............................................................  (43,614)  (39,737)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   29,728    12,979
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  110,548   (30,335)
NET ASSETS -- BEGINNING OF PERIOD............................................................  461,560   491,895
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $572,108  $461,560
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      396       525
  Redeemed...................................................................................     (242)     (449)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      154        76
                                                                                              ========  ========

                                                                                                   MULTIMANAGER
                                                                                                    TECHNOLOGY*
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $       --
  Net realized gain (loss) on investments....................................................      9,781      14,627
  Change in unrealized appreciation (depreciation) of investments............................    170,251     (79,656)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    180,032     (65,029)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    575,828     443,135
   Transfers between Variable Investment Options including guaranteed interest account, net..     (1,232)    (56,385)
   Transfers for contract benefits and terminations..........................................    (18,642)    (17,198)
   Contract maintenance charges..............................................................   (199,423)   (155,379)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    356,531     214,173
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    536,563     149,144
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,311,363   1,162,219
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,847,926  $1,311,363
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,881       1,756
  Redeemed...................................................................................       (326)       (752)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,555       1,004
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of the Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-85

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 MUTUAL SHARES
                                                                                                SECURITIES FUND
                                                                                              ------------------
                                                                                                2012      2011
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,087  $  2,351
  Net realized gain (loss) on investments....................................................      825       460
  Change in unrealized appreciation (depreciation) of investments............................   14,945    (7,057)
                                                                                              --------  --------

  Net Increase (decrease) in net assets from operations......................................   18,857    (4,246)
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   68,138    63,185
   Transfers between Variable Investment Options including guaranteed interest account, net..  (11,376)    8,507
   Transfers for contract benefits and terminations..........................................   (5,137)      (14)
   Contract maintenance charges..............................................................  (12,953)   (8,913)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   38,672    62,765
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......        6        46
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   57,535    58,565
NET ASSETS -- BEGINNING OF PERIOD............................................................  116,197    57,632
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $173,732  $116,197
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................      571       992
  Redeemed...................................................................................     (219)     (412)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      352       580
                                                                                              ========  ========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

                                                                                                OPPENHEIMER GLOBAL
                                                                                                SECURITIES FUND/VA
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   30,627  $   13,464
  Net realized gain (loss) on investments....................................................     (8,358)    (83,034)
  Change in unrealized appreciation (depreciation) of investments............................    344,271     (98,402)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    366,540    (167,972)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    235,929     247,973
   Transfers between Variable Investment Options including guaranteed interest account, net..    (50,423)   (103,131)
   Transfers for contract benefits and terminations..........................................   (105,150)   (115,374)
   Contract maintenance charges..............................................................   (101,984)   (105,731)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (21,628)    (76,263)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......        163          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    345,075    (244,235)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,777,507   2,021,742
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,122,582  $1,777,507
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     12,575      14,180
  Redeemed...................................................................................    (13,470)    (17,743)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................       (895)     (3,563)
                                                                                              ==========  ==========

                                                                                              PIMCO VARIABLE INSURANCE
                                                                                              TRUST COMMODITYREALRETURN(R)
                                                                                              STRATEGY PORTFOLIO
                                                                                              ---------------------------
                                                                                                2012           2011
                                                                                                --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 11,165       $ 26,584
  Net realized gain (loss) on investments....................................................    2,735          4,526
  Change in unrealized appreciation (depreciation) of investments............................    3,263        (56,573)
                                                                                                --------       --------

  Net Increase (decrease) in net assets from operations......................................   17,163        (25,463)
                                                                                                --------       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  245,592        175,737
   Transfers between Variable Investment Options including guaranteed interest account, net..   96,086         48,941
   Transfers for contract benefits and terminations..........................................  (16,256)          (220)
   Contract maintenance charges..............................................................  (54,654)       (24,820)
                                                                                                --------       --------

  Net increase (decrease) in net assets from contractowners transactions.....................  270,768        199,638
                                                                                                --------       --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       11             --
                                                                                                --------       --------

INCREASE (DECREASE) IN NET ASSETS............................................................  287,942        174,175
NET ASSETS -- BEGINNING OF PERIOD............................................................  285,096        110,921
                                                                                                --------       --------

NET ASSETS -- END OF PERIOD.................................................................. $573,038       $285,096
                                                                                                ========       ========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................    2,903          2,458
  Redeemed...................................................................................     (639)          (868)
                                                                                                --------       --------
  Net Increase (Decrease)....................................................................    2,264          1,590
                                                                                                ========       ========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --             --
  Redeemed...................................................................................       --             --
                                                                                                --------       --------
  Net Increase (Decrease)....................................................................       --             --
                                                                                                ========       ========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................       --             --
  Redeemed...................................................................................       --             --
                                                                                                --------       --------
  Net Increase (Decrease)....................................................................       --             --
                                                                                                ========       ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-86

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              PIMCO VARIABLE INSURANCE
                                                                                                 TRUST GLOBAL BOND
                                                                                               PORTFOLIO (UNHEDGED)
                                                                                              ----------------------
                                                                                                 2012         2011
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   49,978   $   82,830
  Net realized gain (loss) on investments....................................................    333,105      178,584
  Change in unrealized appreciation (depreciation) of investments............................   (137,141)      (4,504)
                                                                                              ----------   ----------

  Net Increase (decrease) in net assets from operations......................................    245,942      256,910
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    338,241      325,804
   Transfers between Variable Investment Options including guaranteed interest account, net..    153,315      129,881
   Transfers for contract benefits and terminations..........................................   (155,137)    (361,646)
   Contract maintenance charges..............................................................   (260,951)    (242,474)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     75,468     (148,435)
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         --           --
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    321,410      108,475
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,698,575    3,590,100
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,019,985   $3,698,575
                                                                                              ==========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued.....................................................................................     45,243       39,888
  Redeemed...................................................................................    (41,703)     (46,515)
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................      3,540       (6,627)
                                                                                              ==========   ==========
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========   ==========

                                                                                              PIMCO VARIABLE INSURANCE
                                                                                                TRUST REAL RETURN
                                                                                                    PORTFOLIO
                                                                                              -----------------------
                                                                                                 2012         2011
                                                                                               ----------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   10,439    $  7,447
  Net realized gain (loss) on investments....................................................     85,578      18,263
  Change in unrealized appreciation (depreciation) of investments............................    (11,574)     17,831
                                                                                               ----------   --------

  Net Increase (decrease) in net assets from operations......................................     84,443      43,541
                                                                                               ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    730,620     241,335
   Transfers between Variable Investment Options including guaranteed interest account, net..    302,186     141,993
   Transfers for contract benefits and terminations..........................................    (15,339)       (837)
   Contract maintenance charges..............................................................   (127,000)    (49,191)
                                                                                               ----------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................    890,467     333,300
                                                                                               ----------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......        452          48
                                                                                               ----------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................    975,362     376,889
NET ASSETS -- BEGINNING OF PERIOD............................................................    642,989     266,100
                                                                                               ----------   --------

NET ASSETS -- END OF PERIOD.................................................................. $1,618,351    $642,989
                                                                                               ==========   ========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                               ----------   --------
  Net Increase (Decrease)....................................................................         --          --
                                                                                               ==========   ========
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................      7,966       4,427
  Redeemed...................................................................................       (752)     (1,476)
                                                                                               ----------   --------
  Net Increase (Decrease)....................................................................      7,214       2,951
                                                                                               ==========   ========

                                                                                              PIMCO VARIABLE INSURANCE
                                                                                                TRUST TOTAL RETURN
                                                                                                     PORTFOLIO
                                                                                              ----------------------
                                                                                                 2012         2011
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   52,886   $   32,291
  Net realized gain (loss) on investments....................................................     49,963       18,302
  Change in unrealized appreciation (depreciation) of investments............................     82,166       (9,867)
                                                                                              ----------   ----------

  Net Increase (decrease) in net assets from operations......................................    185,015       40,726
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    901,786      610,152
   Transfers between Variable Investment Options including guaranteed interest account, net..    331,342      180,971
   Transfers for contract benefits and terminations..........................................    (15,779)        (417)
   Contract maintenance charges..............................................................   (289,040)    (179,252)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    928,309      611,454
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......        427           60
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,113,751      652,240
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,604,793      952,553
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,718,544   $1,604,793
                                                                                              ==========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========   ==========
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................      9,927        8,834
  Redeemed...................................................................................     (1,823)      (3,121)
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................      8,104        5,713
                                                                                              ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-87

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              T. ROWE PRICE EQUITY
                                                                                              INCOME PORTFOLIO - II
                                                                                              --------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  4,041   $  1,414
  Net realized gain (loss) on investments....................................................    1,360        307
  Change in unrealized appreciation (depreciation) of investments............................   23,184     (1,439)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   28,585        282
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   97,711     58,843
   Transfers between Variable Investment Options including guaranteed interest account, net..   48,869     66,952
   Transfers for contract benefits and terminations..........................................     (168)       (14)
   Contract maintenance charges..............................................................  (21,651)   (11,959)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................  124,761    113,822
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  153,346    114,104
NET ASSETS -- BEGINNING OF PERIOD............................................................  130,313     16,209
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $283,659   $130,313
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS II
  Issued.....................................................................................    1,224      1,416
  Redeemed...................................................................................     (118)      (291)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................    1,106      1,125
                                                                                              ========   ========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

                                                                                                TEMPLETON DEVELOPING
                                                                                               MARKETS SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   216,116  $     2,088
  Net realized gain (loss) on investments....................................................     (16,929)        (763)
  Change in unrealized appreciation (depreciation) of investments............................   1,741,359     (490,397)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   1,940,546     (489,072)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     244,615   15,036,690
   Transfers between Variable Investment Options including guaranteed interest account, net..      67,152       27,250
   Transfers for contract benefits and terminations..........................................         (28)          --
   Contract maintenance charges..............................................................    (236,980)     (73,157)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................      74,759   14,990,783
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......           9           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,015,314   14,501,711
NET ASSETS -- BEGINNING OF PERIOD............................................................  14,671,139      169,428
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $16,686,453  $14,671,139
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       2,983      153,353
  Redeemed...................................................................................      (2,204)      (1,406)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         779      151,947
                                                                                              ===========  ===========

                                                                                                TEMPLETON GLOBAL BOND
                                                                                                   SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2012         2011
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,058,297  $    38,368
  Net realized gain (loss) on investments....................................................      13,480        6,559
  Change in unrealized appreciation (depreciation) of investments............................   1,261,618     (314,782)
                                                                                              -----------  -----------

  Net Increase (decrease) in net assets from operations......................................   2,333,395     (269,855)
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     780,731   14,988,526
   Transfers between Variable Investment Options including guaranteed interest account, net..     222,555      255,095
   Transfers for contract benefits and terminations..........................................     (21,116)        (517)
   Contract maintenance charges..............................................................    (375,663)    (142,585)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     606,507   15,100,519
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,939,902   14,830,664
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,250,913      420,249
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $18,190,815  $15,250,913
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       8,944      143,471
  Redeemed...................................................................................      (3,590)      (1,172)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       5,354      142,299
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-88

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              TEMPLETON GROWTH
                                                                                               SECURITIES FUND
                                                                                              ----------------
                                                                                                2012     2011
                                                                                              -------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   931  $   320
  Net realized gain (loss) on investments....................................................    (576)  (1,582)
  Change in unrealized appreciation (depreciation) of investments............................  11,227   (1,298)
                                                                                              -------  -------

  Net Increase (decrease) in net assets from operations......................................  11,582   (2,560)
                                                                                              -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  44,512   17,049
   Transfers between Variable Investment Options including guaranteed interest account, net..  14,266      124
   Transfers for contract benefits and terminations..........................................    (971)      --
   Contract maintenance charges..............................................................  (4,830)  (2,406)
                                                                                              -------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  52,977   14,767
                                                                                              -------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  64,559   12,207
NET ASSETS -- BEGINNING OF PERIOD............................................................  24,935   12,728
                                                                                              -------  -------

NET ASSETS -- END OF PERIOD.................................................................. $89,494  $24,935
                                                                                              =======  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued.....................................................................................      --       --
  Redeemed...................................................................................      --       --
                                                                                              -------  -------
  Net Increase (Decrease)....................................................................      --       --
                                                                                              =======  =======
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................     547      309
  Redeemed...................................................................................     (43)    (174)
                                                                                              -------  -------
  Net Increase (Decrease)....................................................................     504      135
                                                                                              =======  =======
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................      --       --
  Redeemed...................................................................................      --       --
                                                                                              -------  -------
  Net Increase (Decrease)....................................................................      --       --
                                                                                              =======  =======

                                                                                              UIF EMERGING MARKETS
                                                                                                DEBT PORTFOLIO
                                                                                              ------------------
                                                                                                2012       2011
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --   $  5,797
  Net realized gain (loss) on investments....................................................    5,721      7,576
  Change in unrealized appreciation (depreciation) of investments............................   24,323     (1,231)
                                                                                              --------   --------

  Net Increase (decrease) in net assets from operations......................................   30,044     12,142
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   12,009     10,513
   Transfers between Variable Investment Options including guaranteed interest account, net..    7,585     18,756
   Transfers for contract benefits and terminations..........................................   (1,339)   (35,026)
   Contract maintenance charges..............................................................   (2,329)    (4,065)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................   15,926     (9,822)
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   45,970      2,320
NET ASSETS -- BEGINNING OF PERIOD............................................................  162,839    160,519
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $208,809   $162,839
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued.....................................................................................      718      1,268
  Redeemed...................................................................................     (151)    (1,627)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................      567       (359)
                                                                                              ========   ========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

                                                                                               VAN ECK VIP EMERGING
                                                                                                   MARKETS FUND
                                                                                              ----------------------
                                                                                                 2012        2011
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $   20,054
  Net realized gain (loss) on investments....................................................    (76,845)    (23,339)
  Change in unrealized appreciation (depreciation) of investments............................    483,508    (535,170)
                                                                                              ----------  ----------

  Net Increase (decrease) in net assets from operations......................................    406,663    (538,455)
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      2,946      37,559
   Transfers between Variable Investment Options including guaranteed interest account, net..   (301,877)     (4,988)
   Transfers for contract benefits and terminations..........................................    (19,478)    (56,733)
   Contract maintenance charges..............................................................    (61,593)    (67,608)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (380,002)    (91,770)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     26,661    (630,225)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,521,525   2,151,750
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,548,186  $1,521,525
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................        153       1,949
  Redeemed...................................................................................    (18,517)     (6,217)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (18,364)     (4,268)
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-89

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               VAN ECK VIP GLOBAL
                                                                                                    BOND FUND
                                                                                              --------------------
                                                                                                 2012       2011
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,902  $ 19,953
  Net realized gain (loss) on investments....................................................      4,766     4,755
  Change in unrealized appreciation (depreciation) of investments............................     21,771    (5,184)
                                                                                              ----------  --------

  Net Increase (decrease) in net assets from operations......................................     31,439    19,524
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     10,763     9,699
   Transfers between Variable Investment Options including guaranteed interest account, net..    880,828     2,444
   Transfers for contract benefits and terminations..........................................    (10,746)  (55,225)
   Contract maintenance charges..............................................................    (23,528)   (7,048)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    857,317   (50,130)
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......          1        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    888,757   (30,606)
NET ASSETS -- BEGINNING OF PERIOD............................................................    219,741   250,347
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,108,498  $219,741
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................     41,085       796
  Redeemed...................................................................................     (3,668)   (3,093)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................     37,417    (2,297)
                                                                                              ==========  ========

                                                                                                VAN ECK VIP GLOBAL
                                                                                                 HARD ASSETS FUND
                                                                                              ---------------------
                                                                                                 2012        2011
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   13,588  $   7,549
  Net realized gain (loss) on investments....................................................     82,820     48,486
  Change in unrealized appreciation (depreciation) of investments............................     22,001   (194,873)
                                                                                              ----------  ---------

  Net Increase (decrease) in net assets from operations......................................    118,409   (138,838)
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    384,831    264,801
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,216,177    124,800
   Transfers for contract benefits and terminations..........................................    (33,022)  (102,910)
   Contract maintenance charges..............................................................   (102,493)   (52,364)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,465,493    234,327
                                                                                              ----------  ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L......         45         --
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,583,947     95,489
NET ASSETS -- BEGINNING OF PERIOD............................................................    762,065    666,576
                                                                                              ----------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $2,346,012  $ 762,065
                                                                                              ==========  =========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................      4,560      3,489
  Redeemed...................................................................................       (741)      (711)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................      3,819      2,778
                                                                                              ==========  =========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................     27,208        957
  Redeemed...................................................................................     (1,286)    (2,452)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................     25,922     (1,495)
                                                                                              ==========  =========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011. (See Note 6)
(b)Units were made available for sale on May 2, 2011.
(c)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)
(d)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011. (See Note 6)

                                    FSA-90

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. Organization

   MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life (collectively, the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

   The Variable Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc. The Universal Institutional Funds, Inc., and Van Eck Worldwide Insurance Trust (collectively, the "Funds" or the "Trusts"). The Funds are registered under the 1940 Act as open-end, management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Fund has separate investment objectives. As used herein, "the "Funds" or the "Trusts"" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Variable Account.

   The Variable Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .   Invesco V.I. Diversified Dividend Fund/(1)/
  .   Invesco V.I. Global Core Equity Fund/(2)/
  .   Invesco V.I. Global Health Care Fund
  .   Invesco V.I. Global Real Estate Fund
  .   Invesco V.I. International Growth Fund
  .   Invesco V.I. Mid Cap Core Equity Fund
  .   Invesco V.I. Small Cap Equity Fund
  .   Invesco V.I. Technology Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-Plus Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Aggressive Equity
  .   Multimanager Core Bond
  .   Multimanager International Equity
  .   Multimanager Large Cap Core Equity
  .   Multimanager Large Cap Value
  .   Multimanager Mid Cap Growth
  .   Multimanager Mid Cap Value
  .   Multimanager Multi-Sector Bond
  .   Multimanager Small Cap Growth
  .   Multimanager Small Cap Value
  .   Multimanager Technology

     DREYFUS STOCK INDEX FUND, INC.
  .   Dreyfus Stock Index Fund, Inc.

     EQ ADVISORS TRUST*
  .   All Asset Growth-Alt 20/(3)/
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Growth Strategy
  .   AXA Moderate Growth Strategy
  .   AXA Tactical Manager 400
  .   AXA Tactical Manager 500
  .   AXA Tactical Manager 2000
  .   AXA Tactical Manager International
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/BlackRock Basic Value Equity
  .   EQ/Boston Advisors Equity Income
  .   EQ/Calvert Socially Responsible
  .   EQ/Capital Guardian Research
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index
  .   EQ/Equity 500 Index
  .   EQ/Equity Growth PLUS
  .   EQ/GAMCO Mergers and Acquisitions

                                    FSA-91

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Continued)

 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond/(4)/
 .   EQ/International Core PLUS
 .   EQ/International Equity Index
 .   EQ/International Value PLUS
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Growth & Income Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Rising Dividends Securities Fund
 .   Franklin Small Cap Value Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Small Cap Growth

     JANUS ASPEN SERIES
 .   Janus Aspen Series Balanced Portfolio
 .   Janus Aspen Series Enterprise Portfolio
 .   Janus Aspen Series Forty Portfolio
 .   Janus Aspen Series Overseas Portfolio
 .   Janus Aspen Series Perkins Mid Cap Value Portfolio
 .   Janus Aspen Series Worldwide Portfolio

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Utilities Series

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
 .   Oppenheimer Global Securities Fund/VA

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged)
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Equity Income Portfolio - II

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 .   UIF Emerging Markets Debt Portfolio

     VAN ECK EQUITY SERIES, INC.
 .   Van Eck VIP Emerging Markets Fund
 .   Van Eck VIP Global Bond Fund
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as Invesco V.I. Dividend Growth Fund
  (2)Formerly known as Invesco Van Kampen V.I. Global Value Equity Fund
  (3)Formerly known as All Asset Allocation
  (4)Formerly known as EQ/Intermediate Government Bond Index

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

                                    FSA-92

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

1. Organization (Concluded)


   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY America may conduct.

   The amount retained by MONY America in the Variable Account arises primarily from (1) contributions from MONY America, (2) mortality and expense charges, administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account ("General Account").

   Each of the Variable Investment Options of the Variable Account bears indirect exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds, which are distributed by MONY America to the Contractowners of the Variable Investment Options of the Variable Account.

   In the normal course of business, MONY America on behalf of the Variable Investment Options may have include agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Variable Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Funds and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Funds using the fair value of the underlying assets of each Portfolio less liabilities.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amount due to/from MONY America's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Funds are recorded and automatically reinvested at ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and changes, including premium charges, as applicable and state premium taxes.

   Transfers between Variable Investment Options including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

                                    FSA-93

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

2. Significant Accounting Policies (Concluded)


   Transfers for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the contracts.

   TAXES:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Variable Account are classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                         PURCHASES     SALES
                                        ----------- -----------
All Asset Growth-Alt 20................ $10,095,738 $13,740,805
American Century VP Mid Cap Value Fund.     165,122      31,341
AXA Aggressive Allocation..............   2,418,566     999,144
AXA Balanced Strategy..................   4,334,402   1,202,863
AXA Conservative Allocation............     670,513     474,147
AXA Conservative Growth Strategy.......   1,144,852     217,548
AXA Conservative-Plus Allocation.......   1,171,379     472,904
AXA Conservative Strategy..............     691,967      78,545
AXA Growth Strategy....................   3,570,978     167,610
AXA Moderate Allocation................   3,786,024   2,032,719
AXA Moderate Growth Strategy...........   8,481,903     974,479
AXA Moderate-Plus Allocation...........   6,292,605   2,616,541
AXA Tactical Manager 400...............      43,749       7,814
AXA Tactical Manager 500...............     117,934      15,929
AXA Tactical Manager 2000..............      65,458       4,806
AXA Tactical Manager International.....      53,633       7,578
Dreyfus Stock Index Fund, Inc..........  16,397,838   3,834,659

                                    FSA-94

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Continued)

                                            PURCHASES     SALES
                                           ----------- -----------
EQ/AllianceBernstein Small Cap Growth..... $   663,487 $   227,364
EQ/BlackRock Basic Value Equity...........   1,004,439     181,302
EQ/Boston Advisors Equity Income..........   1,670,347   3,604,227
EQ/Calvert Socially Responsible...........     265,121     355,989
EQ/Capital Guardian Research..............     633,908     660,625
EQ/Common Stock Index.....................     880,774     285,251
EQ/Core Bond Index........................   3,818,977   4,695,517
EQ/Equity 500 Index.......................   1,590,341     287,451
EQ/Equity Growth PLUS.....................   1,221,920   2,108,292
EQ/GAMCO Mergers and Acquisitions.........     184,043      48,281
EQ/GAMCO Small Company Value..............  11,507,723  12,768,114
EQ/Global Bond PLUS.......................     281,074     101,975
EQ/Global Multi-Sector Equity.............     743,997     366,334
EQ/Intermediate Government Bond...........   1,181,624   2,309,142
EQ/International Core PLUS................     265,333      58,875
EQ/International Equity Index.............     673,945     110,054
EQ/International Value PLUS...............     376,082   1,785,606
EQ/JPMorgan Value Opportunities...........     124,479      74,798
EQ/Large Cap Core PLUS....................     157,973      12,424
EQ/Large Cap Growth Index.................     299,866      67,779
EQ/Large Cap Growth PLUS..................     184,145      59,636
EQ/Large Cap Value Index..................     980,987   1,233,929
EQ/Large Cap Value PLUS...................     397,546   4,419,615
EQ/Lord Abbett Large Cap Core.............     134,848      53,198
EQ/MFS International Growth...............   4,484,443   2,973,397
EQ/Mid Cap Index..........................     712,282     468,618
EQ/Mid Cap Value PLUS.....................   1,590,235   3,101,543
EQ/Money Market...........................  21,456,714  16,035,772
EQ/Montag & Caldwell Growth...............   5,691,175  12,495,984
EQ/Morgan Stanley Mid Cap Growth..........   2,976,541   1,822,329
EQ/PIMCO Ultra Short Bond.................     906,951     797,013
EQ/Quality Bond PLUS......................   1,066,992   1,803,793
EQ/Small Company Index....................     880,813   2,611,394
EQ/T. Rowe Price Growth Stock.............   4,376,926   7,461,695
EQ/UBS Growth & Income....................   1,827,211   3,001,515
EQ/Van Kampen Comstock....................     144,060      45,068
EQ/Wells Fargo Omega Growth...............     784,860     129,222
Fidelity(R) VIP Asset Manager Portfolio...         613         303
Fidelity(R) VIP Contrafund(R) Portfolio...   2,932,130   5,492,940
Fidelity(R) VIP Growth & Income Portfolio.     100,932      38,286
Fidelity(R) VIP Mid Cap Portfolio.........     216,378      26,989
Franklin Income Securities Fund...........   1,242,546     968,339
Franklin Rising Dividends Securities Fund.     922,715     160,031
Franklin Small Cap Value Securities Fund..      69,731      10,088
Franklin Strategic Income Securities Fund.     462,552      30,241
Goldman Sachs VIT Mid Cap Value Fund......      81,214      16,881
Invesco V.I. Diversified Dividend Fund....   2,727,382     113,966
Invesco V.I. Global Core Equity Fund......      71,126     121,674
Invesco V.I. Global Health Care Fund......     127,983     177,959
Invesco V.I. Global Real Estate Fund......     447,341      50,042
Invesco V.I. International Growth Fund....     278,832      33,098
Invesco V.I. Mid Cap Core Equity Fund.....     101,875      26,532
Invesco V.I. Small Cap Equity Fund........      74,784      19,973

                                    FSA-95

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

4. Purchases and Sales of Investments (Concluded)

                                                                          PURCHASES    SALES
                                                                          ---------- ----------
Invesco V.I. Technology Fund............................................. $   53,424 $   48,192
IVY Funds VIP Energy.....................................................    353,187     89,866
IVY Funds VIP Mid Cap Growth.............................................    431,887     71,334
IVY Funds VIP Small Cap Growth...........................................    117,745     17,726
Janus Aspen Series Balanced Portfolio....................................  2,346,054  1,950,328
Janus Aspen Series Enterprise Portfolio..................................  1,265,974  3,920,939
Janus Aspen Series Forty Portfolio.......................................  1,369,417  6,022,462
Janus Aspen Series Overseas Portfolio....................................  1,175,634  2,596,265
Janus Aspen Series Perkins Mid Cap Value Portfolio.......................  1,172,197    254,655
Janus Aspen Series Worldwide Portfolio...................................  1,244,274  2,062,154
Lazard Retirement Emerging Markets Equity Portfolio......................    907,714    101,626
MFS(R) International Value Portfolio.....................................    438,876     68,693
MFS(R) Investors Growth Stock Series.....................................     48,192      2,896
MFS(R) Investors Trust Series............................................     27,484      9,201
MFS(R) Utilities Series..................................................    394,252    344,533
Multimanager Aggressive Equity...........................................    233,569    114,171
Multimanager Core Bond...................................................  2,585,543    568,983
Multimanager International Equity........................................    228,952     71,090
Multimanager Large Cap Core Equity.......................................     21,403      9,953
Multimanager Large Cap Value.............................................    138,245  4,080,805
Multimanager Mid Cap Growth..............................................    102,861     29,642
Multimanager Mid Cap Value...............................................    136,512     66,907
Multimanager Multi-Sector Bond...........................................    453,523    313,110
Multimanager Small Cap Growth............................................  1,398,503  2,199,443
Multimanager Small Cap Value.............................................     81,655     48,687
Multimanager Technology..................................................    430,821     74,290
Mutual Shares Securities Fund............................................     65,664     23,905
Oppenheimer Global Securities Fund/VA....................................    289,807    280,808
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.    375,955     75,504
PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged)..........  1,324,358    962,644
PIMCO Variable Insurance Trust Real Return Portfolio.....................  1,073,226     93,123
PIMCO Variable Insurance Trust Total Return Portfolio....................  1,240,889    209,628
T. Rowe Price Equity Income Portfolio -- II..............................    141,903     13,101
Templeton Developing Markets Securities Fund.............................    514,009    223,134
Templeton Global Bond Securities Fund....................................  2,090,406    399,034
Templeton Growth Securities Fund.........................................     58,401      4,493
UIF Emerging Markets Debt Portfolio......................................     25,216      4,077
Van Eck VIP Emerging Markets Fund........................................      3,365    383,367
Van Eck VIP Global Bond Fund.............................................    948,660     83,349
Van Eck VIP Global Hard Assets Fund......................................  1,695,666    132,007

5. Expenses and Related Party Transactions

   INVESTMENT MANAGER AND ADVISORS:

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Funds. Shares are offered by the Funds at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Fund expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Fund. The Rule12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the

                                    FSA-96

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

5. Expenses and Related Party Transactions (Concluded)

   Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Funds and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of Portfolios of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.12% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0.00% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   CONTRACT DISTRIBUTION AND PRINCIPAL UNDERWRITER:

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Variable Life Policies and the Variable Accounts. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

6. Reorganizations

   In 2012, there were no reorganizations within the Variable Investment Options of the Variable Account.

   In 2011, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment

                                    FSA-97

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

6. Reorganizations (Concluded)

   Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Diversified Dividend Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of their assets and liabilities for equivalent interests in Invesco V.I. Diversified Dividend Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

-----------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
-----------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------
Shares -- Class A             15,725                               12,151
Value -- Class A          $    13.86                           $    17.94
Shares -- Class B             26,936                               61,074
Value -- Class B          $    13.86                           $    17.57
Net Assets Before Merger  $  591,282                           $  699,777
Net Assets After Merger   $       --                           $1,291,059
-----------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------
Shares -- Class A            587,739                            1,114,332
Value -- Class A          $    10.67                           $     5.63
Shares -- Class B             45,503                              151,359
Value -- Class B          $    10.68                           $     5.61
Net Assets Before Merger  $6,757,146                           $  365,665
Net Assets After Merger   $       --                           $7,122,811
-----------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVERSIFIED DIVIDEND FUND
-----------------------------------------------------------------------------------------------------
Shares -- Series I            32,093                               12,554
Value -- Series I         $     5.95                           $    15.21
Net Assets Before Merger  $  190,951                           $       --
Net Assets After Merger   $       --                           $  190,950

7. Contractowner Charges

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes. Net policy premiums are included in "Payments received from Contractowners" in the Statement of Changes in Net Assets.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the fund value. Higher charges may be permitted under the terms of the various policies. All charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as "Asset-based Charges" in the Statement of Operations.

   PREMIUM CHARGE: This charge is deducted from each premium payment and is netted against "Payments received from Contractowners". This charge ranges from a low of 0% to a high of 12%.

   MORTALITY & EXPENSE RISK CHARGE: This charge is deducted daily from the net unit value of the Variable Investment Options, and ranges from a low of 0% to a high of 1.75%. For Incentive Life Legacy, Incentive Life Legacy II (a), and MONY America Corporate Sponsored Variable Universal Life the charge is deducted from the fund value.

                                    FSA-98

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

7. Contractowner Charges (Concluded)


   MONTHLY PER $1,000 SPECIFIED AMOUNT CHARGE: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount (Face Amount). This charge varies based on a number of factors, including issue age, gender and risk class.

   ADMINISTRATIVE CHARGE: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $0 to a high of $31.50.

   COST OF INSURANCE: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

   TRANSFER CHARGE: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge. The charge may range from a low of $0 to a high of $25 per transfer.

   PARTIAL SURRENDER CHARGE: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $0 to a high of $25.

   SURRENDER CHARGE: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   MEDICAL UNDERWRITING CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

   GUARANTEED ISSUE CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the first three policy years on policies that were issued on a guaranteed issue basis.

   REINSTATEMENT FEE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   LOAN INTEREST RATE SPREAD: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 1.60% depending on the policy year.

   ILLUSTRATION PROJECTION REPORT CHARGE: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

   CHARGE FOR STATE AND LOCAL TAX EXPENSE: This charge is a percentage of each premium paid and varies by state.

   CHARGE FOR FEDERAL TAX EXPENSE: This charge is 1.25% of each premium paid.

   RIDERS: The charge for any optional benefits elected by the Contractowner are deducted monthly from the fund value.

  (a)For policies with the Market Stabilizer Option, there is an additional charge of 1.40% of any policy account value allocated to each segment of the Market Stabilizer Option on a current basis. The current percentage charge for Market Stabilizer Option is lower than the guaranteed charge.

                                    FSA-99

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012


8. Financial Highlights

   The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                            AT DECEMBER 31,
                                           -------------------------------------------------
                                                           UNITS OUTSTANDING
                                           -------------------------------------------------
                                             2012      2011      2010      2009      2008
                                           --------- --------- --------- --------- ---------
All Asset Growth-Alt 20................... 2,907,339 3,211,366 3,526,149 3,853,803 4,220,622
American Century VP Mid Cap Value Fund(l).     2,340     1,290       236        --        --
AXA Aggressive Allocation.................   221,561   204,057   191,264   173,559   110,148
AXA Balanced Strategy(g)..................    78,637    51,912    22,865     2,439        --
AXA Conservative Allocation...............    57,152    61,571    68,111    56,245    30,961
AXA Conservative Growth Strategy(g).......    23,282    15,302     7,113       296        --
AXA Conservative-Plus Allocation..........   166,455   155,386   137,416    89,606    32,872
AXA Conservative Strategy(g)..............    13,269     7,900     4,981       571        --
AXA Growth Strategy(g)....................    81,140    52,742    22,660     2,943        --
AXA Moderate Allocation...................   503,944   513,791   484,702   425,025   253,104
AXA Moderate Growth Strategy(g)...........   207,545   144,372    65,733     6,335        --
AXA Moderate-Plus Allocation..............   757,124   811,433   815,478   702,241   479,102
AXA Tactical Manager 400(l)...............       978       653       565        --        --
AXA Tactical Manager 500(l)...............     1,390       498       303        --        --
AXA Tactical Manager 2000(l)..............     1,095       526       267        --        --
AXA Tactical Manager International(l).....     1,404       917       310        --        --
Dreyfus Stock Index Fund, Inc............. 2,262,696 1,722,346 1,976,534 2,947,295 3,395,551
EQ/AllianceBernstein Small Cap Growth.....    50,524    45,702    54,068    56,375    54,133
EQ/BlackRock Basic Value Equity...........    67,243    64,219    67,780    67,562    64,235
EQ/Boston Advisors Equity Income..........   848,374   993,591 1,072,939 1,193,049 1,428,805
EQ/Calvert Socially Responsible...........   156,734   171,141   178,999   206,593   214,648
EQ/Capital Guardian Research..............   299,293   313,142   338,084   380,013   367,531
EQ/Common Stock Index.....................    51,331    46,578    39,165    37,851    31,699
EQ/Core Bond Index(h)(i).................. 2,254,910 2,369,489 2,543,534 2,765,053   675,319
EQ/Equity 500 Index.......................    52,835    42,638    34,731    26,585    19,703
EQ/Equity Growth PLUS.....................   590,858   671,053   740,378   794,475   886,553
EQ/GAMCO Mergers and Acquisitions.........     6,682     5,867     4,482     2,555     2,076
EQ/GAMCO Small Company Value.............. 1,415,989 1,514,757 1,679,573 1,872,176 2,103,985
EQ/Global Bond PLUS.......................    10,344     9,564     8,198     6,262     4,191
EQ/Global Multi-Sector Equity.............    52,676    56,334    58,117    61,334    55,479
EQ/Intermediate Government Bond(j)........   840,230   915,508 1,003,858   545,599     1,935
EQ/International Core PLUS................     8,638     7,108     5,571     4,307     1,988
EQ/International Equity Index.............    81,867    79,739    83,500   121,221   311,841
EQ/International Value PLUS...............   109,882   232,006   240,496   238,704   406,057
EQ/JPMorgan Value Opportunities...........     6,625     4,676     4,051     1,936     1,232
EQ/Large Cap Core PLUS....................     4,211     3,242     2,985       572       431
EQ/Large Cap Growth Index.................    13,247    11,139     9,839     7,362     3,981
EQ/Large Cap Growth PLUS(p)...............    19,922    20,598     3,091     2,398     1,780
EQ/Large Cap Value Index(q)...............   410,283   441,747     5,201     3,603     1,861
EQ/Large Cap Value PLUS...................   106,270   390,882   419,761   427,092   496,854
EQ/Lord Abbett Large Cap Core.............     5,038     4,488     3,396     2,253       857
EQ/MFS International Growth...............   911,792   820,016   888,308 1,036,589 1,155,158
EQ/Mid Cap Index..........................   185,359   187,339   189,901   202,727   201,024
EQ/Mid Cap Value PLUS(a)(b)(c)............   689,739   820,089   882,615   965,418     2,679

                                    FSA-100

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                         AT DECEMBER 31,
                                                        -------------------------------------------------
                                                                        UNITS OUTSTANDING
                                                        -------------------------------------------------
                                                          2012      2011      2010      2009      2008
                                                        --------- --------- --------- --------- ---------
EQ/Money Market........................................ 1,080,425 1,142,237 1,333,398 1,801,160 3,915,407
EQ/Montag & Caldwell Growth............................ 3,199,158 3,777,832 4,129,753 4,523,992 4,583,153
EQ/Morgan Stanley Mid Cap Growth.......................   562,241   552,534   596,579   635,250   714,513
EQ/PIMCO Ultra Short Bond(d)(e)........................   306,311   314,017   326,958   358,570   351,371
EQ/Quality Bond PLUS(k)................................   341,021   385,899   425,735   495,872     3,649
EQ/Small Company Index.................................   305,207   539,126   574,937   590,202   353,160
EQ/T. Rowe Price Growth Stock.......................... 1,952,376 2,122,345 2,301,257 2,513,219 2,912,759
EQ/UBS Growth & Income................................. 1,046,724 1,144,006 1,255,131 1,372,538 1,457,557
EQ/Van Kampen Comstock.................................     6,801     6,049     5,235     1,990     1,251
EQ/Wells Fargo Omega Growth............................    17,573    13,446     8,082     2,297       657
Fidelity(R) VIP Asset Manager Portfolio................       530       523       400     7,809     4,295
Fidelity(R) VIP Contrafund(R) Portfolio................ 1,309,451 1,491,297 1,641,199 1,811,655 2,598,682
Fidelity(R) VIP Growth & Income Portfolio..............    44,283    43,776    44,643    35,765    49,124
Fidelity(R) VIP Mid Cap Portfolio(l)...................     3,522     2,122       689        --        --
Franklin Income Securities Fund........................   396,369   405,803   462,291   485,583   629,033
Franklin Rising Dividends Securities Fund..............    57,701    43,935    41,920    41,207    41,255
Franklin Small Cap Value Securities Fund(l)............     1,038       501       242        --        --
Franklin Strategic Income Securities Fund(l)...........     6,382     2,966       809        --        --
Goldman Sachs VIT Mid Cap Value Fund(l)................     1,870     1,321       497        --        --
Invesco V.I. Diversified Dividend Fund(n)(o)...........   382,626    27,751        --        --        --
Invesco V.I. Global Core Equity Fund...................    34,053    39,217    43,455    44,657   121,007
Invesco V.I. Global Health Care Fund...................    46,091    48,843    48,622    50,853    50,599
Invesco V.I. Global Real Estate Fund(l)................     5,954     2,660       716        --        --
Invesco V.I. International Growth Fund(l)..............     4,284     2,093       623        --        --
Invesco V.I. Mid Cap Core Equity Fund(l)...............     1,278       549       183        --        --
Invesco V.I. Small Cap Equity Fund(l)..................     1,043       567       105        --        --
Invesco V.I. Technology Fund...........................    22,616    22,023    23,846    19,650    12,600
IVY Funds VIP Energy(l)................................     6,017     3,483       926        --        --
IVY Funds VIP Mid Cap Growth(l)........................     5,424     2,947     1,219        --        --
IVY Funds VIP Small Cap Growth(l)......................     1,918     1,026       330        --        --
Janus Aspen Series Balanced Portfolio..................   451,314   474,173   531,051   571,900   579,791
Janus Aspen Series Enterprise Portfolio................   958,298 1,216,598 1,316,799 1,467,413 1,645,010
Janus Aspen Series Forty Portfolio.....................   919,061 1,286,004 1,382,769 1,509,543 1,768,231
Janus Aspen Series Overseas Portfolio..................   174,496   290,141   318,013   336,722   389,552
Janus Aspen Series Perkins Mid Cap Value Portfolio.....   120,255    73,848    81,923    89,627   103,502
Janus Aspen Series Worldwide Portfolio................. 1,100,274 1,207,668 1,329,587 1,475,788 1,561,988
Lazard Retirement Emerging Markets Equity Portfolio(l).    16,981     9,789     3,104        --        --
MFS(R) International Value Portfolio(l)................     6,958     3,758     1,574        --        --
MFS(R) Investors Growth Stock Series(l)................       553       190        32        --        --
MFS(R) Investors Trust Series(l).......................       322       159        12        --        --
MFS(R) Utilities Series................................    47,336    49,019    53,770    61,756    66,328
Multimanager Aggressive Equity(f)(m)...................    18,947    17,657    16,560     7,531     1,387
Multimanager Core Bond.................................   650,735   584,196   620,373   622,186   900,691
Multimanager International Equity......................     7,692     6,845     6,261     4,615     2,823
Multimanager Large Cap Core Equity.....................     1,777     1,714     1,548       733       483
Multimanager Large Cap Value...........................     8,003   480,006   505,169   532,550   810,414
Multimanager Mid Cap Growth............................     2,740     2,389     2,069     1,628     1,192
Multimanager Mid Cap Value.............................     6,847     6,434     5,886     3,619     2,942
Multimanager Multi-Sector Bond.........................    91,627    93,464    93,772    95,782   102,664
Multimanager Small Cap Growth..........................   658,478   713,703   777,774   854,760   924,600
Multimanager Small Cap Value...........................     2,655     2,501     2,425     1,800       899

                                    FSA-101

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                      AT DECEMBER 31,
                                                          ---------------------------------------
                                                                     UNITS OUTSTANDING
                                                          ---------------------------------------
                                                           2012    2011    2010    2009    2008
                                                          ------- ------- ------- ------- -------
Multimanager Technology..................................   7,972   6,417   5,413   3,790   2,416
Mutual Shares Securities Fund(l).........................   1,492   1,140     560      --      --
Oppenheimer Global Securities Fund/VA....................  95,951  96,846 100,409 101,692 102,359
PIMCO Variable Insurance Trust CommodityRealReturn(R)
 Strategy Portfolio(l)...................................   4,747   2,483     893      --      --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged).............................................. 175,305 171,765 178,392 176,156 190,619
PIMCO Variable Insurance Trust Real Return Portfolio(l)..  12,696   5,482   2,531      --      --
PIMCO Variable Insurance Trust Total Return Portfolio(l).  22,921  14,817   9,104      --      --
T. Rowe Price Equity Income Portfolio -- II(l)...........   2,389   1,283     158      --      --
Templeton Developing Markets Securities Fund(l).......... 154,217 153,438   1,491      --      --
Templeton Global Bond Securities Fund(l)................. 151,649 146,295   3,996      --      --
Templeton Growth Securities Fund(l)......................     761     257     122      --      --
UIF Emerging Markets Debt Portfolio......................   7,078   6,511   6,870  13,275  23,296
Van Eck VIP Emerging Markets Fund........................  66,603  84,967  89,235  99,485 119,925
Van Eck VIP Global Bond Fund.............................  47,318   9,901  12,198   5,960  12,174
Van Eck VIP Global Hard Assets Fund......................  41,925  12,184  10,901  11,849  11,478

                                    FSA-102

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                          AT DECEMBER 31,
                                     --------------------------------------------------------------------------------------
                                                                            UNIT VALUE
                                                                         LOWEST TO HIGHEST
                                     --------------------------------------------------------------------------------------
                                           2012               2011               2010               2009               2008
                                     -----------------  -----------------  -----------------  -----------------  ----------
All Asset Growth-Alt 20(1).......... $15.17 to  $ 26.39 $13.54 to  $ 23.74 $14.03 to  $ 24.78 $12.20 to  $ 21.72 $ 9.68 to
American Century VP Mid Cap Value
 Fund(l)(5).........................             123.00             105.82             106.72                 --
AXA Aggressive Allocation(1)........   8.94 to   153.06   7.89 to   134.06   8.59 to   144.93   7.66 to   128.17   6.06 to
AXA Balanced Strategy(g)(1).........             118.62             109.29             111.97             101.74
AXA Conservative Allocation(1)......  11.17 to   139.97  10.76 to   133.84  10.64 to   131.35   9.99 to   122.45   9.16 to
AXA Conservative Growth
 Strategy(g)(1).....................             117.11             109.24             110.78             101.49
AXA Conservative-Plus Allocation(1).  10.58 to   142.98   9.92 to   133.16  10.07 to   134.11   9.30 to   122.96   8.19 to
AXA Conservative Strategy(g)(1).....             113.81             108.93             108.15             100.81
AXA Growth Strategy(g)(1)...........             121.58             109.32             114.36             102.40
AXA Moderate Allocation(1)..........  10.17 to   150.56   9.42 to   138.38   9.72 to   141.78   8.91 to   128.99   7.68 to
AXA Moderate Growth Strategy(g)(1)..             120.11             109.35             113.12             102.03
AXA Moderate-Plus Allocation(1).....   9.63 to   154.67   8.70 to   138.68   9.22 to   145.92   8.33 to   130.81   6.88 to
AXA Tactical Manager 400(l)(1)......             114.29              98.14             106.93                 --
AXA Tactical Manager 500(l)(1)......             114.94             100.10             104.00                 --
AXA Tactical Manager 2000(l)(1).....             109.21              94.60             105.76                 --
AXA Tactical Manager
 International(l)(1)................             102.81              88.18             105.04                 --
Dreyfus Stock Index Fund, Inc.(5)...  10.92 to    19.40   9.51 to    16.76   9.40 to    16.46   8.25 to    14.33   6.58 to
EQ/AllianceBernstein Small Cap
 Growth(3)..........................  15.77 to   236.31  13.66 to   204.44  13.76 to   205.77  10.34 to   154.43   7.63 to
EQ/BlackRock Basic Value Equity(1)..  15.32 to   285.11  13.53 to   250.90  14.01 to   258.94  12.52 to   230.61   9.64 to
EQ/Boston Advisors Equity
 Income(1)..........................  13.87 to   140.34  11.87 to   119.20  12.01 to   119.67  10.46 to   103.43   9.45 to
EQ/Calvert Socially Responsible(3)..   9.04 to   105.78   7.80 to    90.62   7.82 to    90.37   6.99 to    80.31   5.36 to
EQ/Capital Guardian Research(3).....  13.91 to   166.88  11.94 to   142.14  11.54 to   136.67  10.02 to   118.02   7.66 to
EQ/Common Stock Index(1)............             112.55              97.37              96.85              83.59
EQ/Core Bond Index(h)(i)(3).........  11.36 to   137.04  11.09 to   132.84  13.72 to   126.76  12.98 to   119.83  12.66 to
EQ/Equity 500 Index(1)..............             122.84             106.60             105.01              91.81
EQ/Equity Growth PLUS(1)............  11.83 to   177.17  10.43 to   155.08  11.20 to   165.32   9.79 to   143.43   7.72 to
EQ/GAMCO Mergers and
 Acquisitions(1)....................             144.55             137.34             135.51             123.62
EQ/GAMCO Small Company Value(1).....  49.97 to    72.17  42.40 to    61.70  43.94 to    64.41  33.12 to    48.93  23.42 to
EQ/Global Bond PLUS(1)..............             138.19             133.23             127.62             120.05
EQ/Global Multi-Sector Equity(3)....  28.60 to   222.46  24.53 to   190.16  27.99 to   216.87  25.15 to   194.58  16.79 to
EQ/Intermediate Government
 Bond(j)(3).........................  19.12 to   122.90  19.08 to   121.71  13.07 to   115.59             110.91
EQ/International Core PLUS(1).......             135.18             116.22             139.91             128.10
EQ/International Equity Index(2)....              11.38               9.79  11.12 to   112.82              10.55
EQ/International Value PLUS(2)......              15.49              13.18              15.68              14.75
EQ/JPMorgan Value Opportunities(1)..             178.19             153.55             162.02             144.25
EQ/Large Cap Core PLUS(1)...........             116.14             101.00             105.47              92.37
EQ/Large Cap Growth Index(1)........             105.02              91.54              89.44              77.13
EQ/Large Cap Growth PLUS(p)(1)......             207.84             182.73             189.68             165.73
EQ/Large Cap Value Index(q)(3)......  15.25 to    73.72  13.12 to    63.23              63.43              55.34
EQ/Large Cap Value PLUS(3)..........  10.75 to   127.00   9.31 to   109.62   9.82 to   115.48   8.73 to   102.48   7.26 to
EQ/Lord Abbett Large Cap Core(1)....             138.52             120.07             131.24             115.16
EQ/MFS International Growth(1)......  16.34 to    22.56  13.65 to    18.99  15.29 to    21.43  13.30 to    18.78   9.69 to
EQ/Mid Cap Index(3).................  16.85 to   150.33  14.44 to   128.40  14.81 to   131.57  11.79 to   104.63   8.66 to
EQ/Mid Cap Value PLUS(a)(b)(c)(3)...  14.74 to   212.78  12.47 to   179.36  13.76 to   198.04             161.72

                                     ---


                                     ---

                                     -------
All Asset Growth-Alt 20(1).......... $ 17.35
American Century VP Mid Cap Value
 Fund(l)(5).........................      --
AXA Aggressive Allocation(1)........  100.70
AXA Balanced Strategy(g)(1).........      --
AXA Conservative Allocation(1)......  111.49
AXA Conservative Growth
 Strategy(g)(1).....................      --
AXA Conservative-Plus Allocation(1).  107.46
AXA Conservative Strategy(g)(1).....      --
AXA Growth Strategy(g)(1)...........      --
AXA Moderate Allocation(1)..........  110.24
AXA Moderate Growth Strategy(g)(1)..      --
AXA Moderate-Plus Allocation(1).....  107.26
AXA Tactical Manager 400(l)(1)......      --
AXA Tactical Manager 500(l)(1)......      --
AXA Tactical Manager 2000(l)(1).....      --
AXA Tactical Manager
 International(l)(1)................      --
Dreyfus Stock Index Fund, Inc.(5)...   11.34
EQ/AllianceBernstein Small Cap
 Growth(3)..........................  113.82
EQ/BlackRock Basic Value Equity(1)..  177.01
EQ/Boston Advisors Equity
 Income(1)..........................   92.72
EQ/Calvert Socially Responsible(3)..   61.36
EQ/Capital Guardian Research(3).....   89.78
EQ/Common Stock Index(1)............   65.14
EQ/Core Bond Index(h)(i)(3).........  116.70
EQ/Equity 500 Index(1)..............   72.94
EQ/Equity Growth PLUS(1)............  112.22
EQ/GAMCO Mergers and
 Acquisitions(1)....................  105.99
EQ/GAMCO Small Company Value(1).....   34.85
EQ/Global Bond PLUS(1)..............  117.74
EQ/Global Multi-Sector Equity(3)....  129.67
EQ/Intermediate Government
 Bond(j)(3).........................  113.49
EQ/International Core PLUS(1).......   94.65
EQ/International Equity Index(2)....    8.28
EQ/International Value PLUS(2)......   11.29
EQ/JPMorgan Value Opportunities(1)..  109.02
EQ/Large Cap Core PLUS(1)...........   73.01
EQ/Large Cap Growth Index(1)........   56.63
EQ/Large Cap Growth PLUS(p)(1)......  122.89
EQ/Large Cap Value Index(q)(3)......   46.45
EQ/Large Cap Value PLUS(3)..........   85.09
EQ/Lord Abbett Large Cap Core(1)....   91.75
EQ/MFS International Growth(1)......   13.79
EQ/Mid Cap Index(3).................   76.78
EQ/Mid Cap Value PLUS(a)(b)(c)(3)...  119.04

                                    FSA-103

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                              AT DECEMBER 31,
                                         --------------------------------------------------------------------------------------
                                                                                UNIT VALUE
                                                                             LOWEST TO HIGHEST
                                         --------------------------------------------------------------------------------------
                                               2012               2011               2010               2009               2008
                                         -----------------  -----------------  -----------------  -----------------  ----------
EQ/Money Market(2)...................... $10.81 to  $ 11.43 $10.89 to  $ 11.43 $10.98 to  $ 11.43 $11.05 to  $ 11.42 $11.10 to
EQ/Montag & Caldwell Growth(1)..........  10.64 to    11.65   9.52 to    10.34   9.33 to    10.06   8.68 to     9.29   6.74 to
EQ/Morgan Stanley Mid Cap
 Growth(3)..............................  13.40 to   183.48  12.37 to   168.71  13.41 to   182.78  10.15 to   138.16   6.47 to
EQ/PIMCO Ultra Short
 Bond(d)(e)(4)..........................  13.49 to    13.98  13.34 to    13.78  13.41 to    13.77  13.35 to    13.62  12.40 to
EQ/Quality Bond PLUS(k)(1)..............  25.01 to   167.74  24.55 to   163.40  17.69 to   161.43             151.95
EQ/Small Company Index(3)...............  20.00 to   198.34  17.37 to   171.66  18.11 to   178.81  14.41 to   142.12  11.44 to
EQ/T. Rowe Price Growth Stock(1)........  15.55 to    25.74  13.07 to    21.80  13.33 to    22.40  11.45 to    19.39   8.03 to
EQ/UBS Growth & Income(1)...............  10.53 to   135.85   9.40 to   120.36   9.75 to   123.85   8.69 to   109.54   6.61 to
EQ/Van Kampen Comstock(1)...............             128.75             108.72             110.93              96.28
EQ/Wells Fargo Omega Growth(1)..........             145.96             121.20             128.76             109.78
Fidelity(R) VIP Asset Manager
 Portfolio(5)...........................              15.83              14.08              14.45              12.64
Fidelity(R) VIP Contrafund(R)
 Portfolio(11)..........................  16.03 to    18.63  13.89 to    16.01  14.37 to    16.42  12.36 to    14.01   9.18 to
Fidelity(R) VIP Growth & Income
 Portfolio(5)...........................              13.49              11.38              11.20               9.75
Fidelity(R) VIP Mid Cap Portfolio(l)(5).             115.75             101.04             113.34                 --
Franklin Income Securities Fund(5)......  12.39 to    19.19  11.00 to    17.09  10.74 to    16.75   9.53 to    14.92   7.03 to
Franklin Rising Dividends Securities
 Fund(5)................................  17.62 to   128.73  15.79 to   114.98  14.95 to   108.47              12.43
Franklin Small Cap Value Securities
 Fund(l)(5).............................             121.69             102.79             106.81                 --
Franklin Strategic Income Securities
 Fund(l)(5).............................             121.71             107.95             105.24                 --
Goldman Sachs VIT Mid Cap Value
 Fund(l)(5).............................             119.75             101.32             108.47                 --
Invesco V.I. Diversified Dividend
 Fund(n)(o)(5)..........................   7.55 to     7.72   6.38 to     6.51                 --                 --
Invesco V.I. Global Core Equity
 Fund(5)................................  12.37 to    14.61  10.87 to    12.89  12.20 to    14.52  11.00 to    13.13   9.48 to
Invesco V.I. Global Health Care
 Fund(5)................................  16.56 to    17.97  13.74 to    14.86  13.27 to    14.30  12.64 to    13.58   9.94 to
Invesco V.I. Global Real Estate
 Fund(l)(5).............................             133.00             104.03             111.53                 --
Invesco V.I. International Growth
 Fund(l)(5).............................             118.36             102.69             110.41                 --
Invesco V.I. Mid Cap Core Equity
 Fund(l)(5).............................             108.74              98.30             105.14                 --
Invesco V.I. Small Cap Equity
 Fund(l)(5).............................             123.22             108.41             109.49                 --
Invesco V.I. Technology Fund(5).........  11.68 to    15.59  10.53 to    14.01  11.13 to    14.75   9.21 to    12.16   5.87 to
IVY Funds VIP Energy(l)(5)..............             105.52             104.08             114.48                 --
IVY Funds VIP Mid Cap
 Growth(l)(5)...........................             130.74             115.13             115.78                 --
IVY Funds VIP Small Cap
 Growth(l)(5)...........................             106.73             101.49             113.53                 --
Janus Aspen Series Balanced
 Portfolio(5)...........................  18.16 to    19.21  16.10 to    16.97  15.96 to    16.75  14.84 to    15.51  11.87 to
Janus Aspen Series Enterprise
 Portfolio(5)...........................  10.11 to    15.71   8.62 to    13.49   8.74 to    13.79   6.94 to    11.04   4.80 to

                                         ---


                                         ---

                                         -------
EQ/Money Market(2)...................... $ 11.38
EQ/Montag & Caldwell Growth(1)..........    7.16
EQ/Morgan Stanley Mid Cap
 Growth(3)..............................   87.96
EQ/PIMCO Ultra Short
 Bond(d)(e)(4)..........................   12.60
EQ/Quality Bond PLUS(k)(1)..............  143.26
EQ/Small Company Index(3)...............  112.68
EQ/T. Rowe Price Growth Stock(1)........   13.70
EQ/UBS Growth & Income(1)...............   82.71
EQ/Van Kampen Comstock(1)...............   74.98
EQ/Wells Fargo Omega Growth(1)..........   78.25
Fidelity(R) VIP Asset Manager
 Portfolio(5)...........................    9.79
Fidelity(R) VIP Contrafund(R)
 Portfolio(11)..........................   10.32
Fidelity(R) VIP Growth & Income
 Portfolio(5)...........................    7.67
Fidelity(R) VIP Mid Cap Portfolio(l)(5).      --
Franklin Income Securities Fund(5)......   11.04
Franklin Rising Dividends Securities
 Fund(5)................................   10.63
Franklin Small Cap Value Securities
 Fund(l)(5).............................      --
Franklin Strategic Income Securities
 Fund(l)(5).............................      --
Goldman Sachs VIT Mid Cap Value
 Fund(l)(5).............................      --
Invesco V.I. Diversified Dividend
 Fund(n)(o)(5)..........................      --
Invesco V.I. Global Core Equity
 Fund(5)................................   11.36
Invesco V.I. Global Health Care
 Fund(5)................................   10.63
Invesco V.I. Global Real Estate
 Fund(l)(5).............................      --
Invesco V.I. International Growth
 Fund(l)(5).............................      --
Invesco V.I. Mid Cap Core Equity
 Fund(l)(5).............................      --
Invesco V.I. Small Cap Equity
 Fund(l)(5).............................      --
Invesco V.I. Technology Fund(5).........    7.73
IVY Funds VIP Energy(l)(5)..............      --
IVY Funds VIP Mid Cap
 Growth(l)(5)...........................      --
IVY Funds VIP Small Cap
 Growth(l)(5)...........................      --
Janus Aspen Series Balanced
 Portfolio(5)...........................   12.36
Janus Aspen Series Enterprise
 Portfolio(5)...........................    7.68

                                    FSA-104

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                                 AT DECEMBER 31,
                                            ----------------------------------------------------------------------------------
                                                                                   UNIT VALUE
                                                                                LOWEST TO HIGHEST
                                            ----------------------------------------------------------------------------------
                                                  2012               2011               2010               2009
                                            -----------------  -----------------  -----------------  -----------------  ------
Janus Aspen Series Forty Portfolio(5)...... $11.99 to  $ 13.06 $ 9.73 to  $ 10.52 $10.51 to  $ 11.27 $ 9.92 to  $ 10.56 $ 6.83
Janus Aspen Series Overseas
 Portfolio(13).............................  19.39 to    24.98  17.09 to    22.15  25.20 to    32.85  20.11 to    26.37  11.20
Janus Aspen Series Perkins Mid Cap
 Value Portfolio(5)........................              19.02              17.17              17.70              15.34
Janus Aspen Series Worldwide
 Portfolio(5)..............................   6.91 to     9.15   5.80 to     7.62   6.77 to     8.83   5.89 to     7.63   4.31
Lazard Retirement Emerging Markets
 Equity Portfolio(l)(5)....................             114.08              93.47             114.04                 --
MFS(R) International Value Portfolio(l)(5).             121.68             104.96             106.86                 --
MFS(R) Investors Growth Stock
 Series(l)(5)..............................             123.91             106.19             105.80                 --
MFS(R) Investors Trust Series(l)(5)........             119.12             100.25             102.73                 --
MFS(R) Utilities Series(5).................  32.04 to    36.28  28.33 to    31.97  26.62 to    29.93  23.48 to    26.30  17.68
Multimanager Aggressive
 Equity(f)(m)(1)...........................              93.54              81.90              87.39              74.30
Multimanager Core Bond(1)..................             172.07             163.14             154.18             145.18
Multimanager International Equity(1).......             187.08             158.89             193.73             181.13
Multimanager Large Cap Core Equity(1)......             163.36             142.67             153.99             138.05
Multimanager Large Cap Value(1)............             183.60             158.87             168.15             148.60
Multimanager Mid Cap Growth(1).............             218.86             189.57             205.79             162.19
Multimanager Mid Cap Value(1)..............             171.37             149.25             172.21             137.87
Multimanager Multi-Sector Bond(3)..........  14.50 to   136.68  13.81 to   129.77  13.16 to   123.50  12.35 to   115.82  11.28
Multimanager Small Cap Growth(1)...........  11.27 to    12.79  10.19 to    11.48  12.18 to    13.62   9.61 to    10.67   7.20
Multimanager Small Cap Value(1)............             215.42             184.48             202.76             162.86
Multimanager Technology(1).................             231.80             204.36             214.70             182.41
Mutual Shares Securities Fund(l)(5)........             116.44             101.93             103.00                 --
Oppenheimer Global Securities
 Fund/VA(5)................................              22.12              18.35              20.14              17.46
PIMCO Variable Insurance Trust
 CommodityRealReturn(R) Strategy
 Portfolio(l)(5)...........................             120.72             114.84             124.21                 --
PIMCO Variable Insurance Trust Global
 Bond Portfolio(Unhedged)(5)...............              23.44              21.99              20.52              18.44
PIMCO Variable Insurance Trust Real
 Return Portfolio(l)(5)....................             127.44             117.29             105.13                 --
PIMCO Variable Insurance Trust Total
 Return Portfolio(l)(5)....................             118.59             108.31             104.64                 --
T. Rowe Price Equity Income
 Portfolio -- II(l)(5).....................             118.74             101.56             102.60                 --
Templeton Developing Markets Securities
 Fund(l)(5)................................             108.20              95.62             113.63                 --
Templeton Global Bond Securities
 Fund(l)(5)................................             119.95             104.25             105.16                 --
Templeton Growth Securities Fund(l)(5).....             117.56              97.10             104.38                 --
UIF Emerging Markets Debt Portfolio(5).....              29.50              25.01              23.37              21.29
Van Eck VIP Emerging Markets Fund(5).......              23.24              17.91              24.11              19.01
Van Eck VIP Global Bond Fund(5)............              23.43              22.19              20.52              19.33
Van Eck VIP Global Hard Assets
 Fund(5)...................................              45.33              43.84              52.47              40.60

                                            -------


                                            -------
                                            2008
                                            -----------
Janus Aspen Series Forty Portfolio(5)...... to  $  7.21
Janus Aspen Series Overseas
 Portfolio(13)............................. to    14.78
Janus Aspen Series Perkins Mid Cap
 Value Portfolio(5)........................       11.54
Janus Aspen Series Worldwide
 Portfolio(5).............................. to     5.54
Lazard Retirement Emerging Markets
 Equity Portfolio(l)(5)....................          --
MFS(R) International Value Portfolio(l)(5).          --
MFS(R) Investors Growth Stock
 Series(l)(5)..............................          --
MFS(R) Investors Trust Series(l)(5)........          --
MFS(R) Utilities Series(5)................. to    19.74
Multimanager Aggressive
 Equity(f)(m)(1)...........................       54.13
Multimanager Core Bond(1)..................      134.03
Multimanager International Equity(1).......      139.42
Multimanager Large Cap Core Equity(1)......      104.18
Multimanager Large Cap Value(1)............      120.96
Multimanager Mid Cap Growth(1).............      114.40
Multimanager Mid Cap Value(1)..............       95.50
Multimanager Multi-Sector Bond(3).......... to   105.63
Multimanager Small Cap Growth(1)........... to     7.93
Multimanager Small Cap Value(1)............      128.82
Multimanager Technology(1).................      115.13
Mutual Shares Securities Fund(l)(5)........          --
Oppenheimer Global Securities
 Fund/VA(5)................................       12.58
PIMCO Variable Insurance Trust
 CommodityRealReturn(R) Strategy
 Portfolio(l)(5)...........................          --
PIMCO Variable Insurance Trust Global
 Bond Portfolio(Unhedged)(5)...............       15.83
PIMCO Variable Insurance Trust Real
 Return Portfolio(l)(5)....................          --
PIMCO Variable Insurance Trust Total
 Return Portfolio(l)(5)....................          --
T. Rowe Price Equity Income
 Portfolio -- II(l)(5).....................          --
Templeton Developing Markets Securities
 Fund(l)(5)................................          --
Templeton Global Bond Securities
 Fund(l)(5)................................          --
Templeton Growth Securities Fund(l)(5).....          --
UIF Emerging Markets Debt Portfolio(5).....       16.35
Van Eck VIP Emerging Markets Fund(5).......        8.92
Van Eck VIP Global Bond Fund(5)............       18.24
Van Eck VIP Global Hard Assets
 Fund(5)...................................       25.77

                                    FSA-105

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)


                                                       AT DECEMBER 31,
                                           ---------------------------------------
                                                     NET ASSETS (000'S)
                                           ---------------------------------------
                                            2012    2011    2010    2009    2008
                                           ------- ------- ------- ------- -------
All Asset Growth-Alt 20................... $62,595 $61,550 $70,737 $68,155 $60,021
American Century VP Mid Cap Value Fund(l).     288     137      25      --      --
AXA Aggressive Allocation.................  20,937  17,441  17,566  13,231   6,742
AXA Balanced Strategy(g)..................   9,328   5,674   2,560     248      --
AXA Conservative Allocation...............   3,147   2,885   2,497   2,091     846
AXA Conservative Growth Strategy(g).......   2,727   1,672     788      30      --
AXA Conservative-Plus Allocation..........   6,706   5,711   5,286   3,638   1,566
AXA Conservative Strategy(g)..............   1,510     861     539      58      --
AXA Growth Strategy(g)....................   9,865   5,766   2,591     301      --
AXA Moderate Allocation...................  33,384  29,636  27,881  20,681   9,312
AXA Moderate Growth Strategy(g)...........  24,929  15,787   7,436     646      --
AXA Moderate-Plus Allocation..............  67,940  58,954  57,417  44,094  23,098
AXA Tactical Manager 400(l)...............     112      64      60      --      --
AXA Tactical Manager 500(l)...............     160      50      31      --      --
AXA Tactical Manager 2000(l)..............     120      50      28      --      --
AXA Tactical Manager International(l).....     144      81      33      --      --
Dreyfus Stock Index Fund, Inc.............  35,815  21,161  24,281  34,285  31,914
EQ/AllianceBernstein Small Cap Growth.....   2,667   2,058   2,040   1,320     766
EQ/BlackRock Basic Value Equity...........   5,040   3,748   3,293   1,998   1,127
EQ/Boston Advisors Equity Income..........  15,819  15,630  16,769  15,939  17,102
EQ/Calvert Socially Responsible...........   1,456   1,341   1,385   1,403   1,113
EQ/Capital Guardian Research..............   4,439   3,839   3,936   3,779   2,766
EQ/Common Stock Index.....................   5,605   4,388   3,629   2,528   1,249
EQ/Core Bond Index(h)(i)..................  35,231  35,516  36,766  36,859   9,495
EQ/Equity 500 Index.......................   6,490   4,545   3,647   2,441   1,437
EQ/Equity Growth PLUS.....................   9,613   9,265  10,655   9,741   7,990
EQ/GAMCO Mergers and Acquisitions.........     966     806     608     316     220
EQ/GAMCO Small Company Value..............  75,343  67,675  76,969  64,123  51,202
EQ/Global Bond PLUS.......................   1,429   1,274   1,046     752     493
EQ/Global Multi-Sector Equity.............   6,384   5,194   5,699   4,464   2,186
EQ/Intermediate Government Bond(j)........  15,056  16,126  16,654   8,368     239
EQ/International Core PLUS................   1,168     826     779     552     188
EQ/International Equity Index.............   3,914   2,932   3,107   2,977   3,517
EQ/International Value PLUS...............   3,838   4,700   5,520   4,619   5,200
EQ/JPMorgan Value Opportunities...........     615     492     449     258     118
EQ/Large Cap Core PLUS....................     489     327     315      53      31
EQ/Large Cap Growth Index.................   1,391   1,020     880     568     225
EQ/Large Cap Growth PLUS(p)...............   1,509   1,224     586     397     219
EQ/Large Cap Value Index(q)...............   7,128   6,468     330     199      86
EQ/Large Cap Value PLUS...................   3,936   7,159   7,871   6,949   6,103
EQ/Lord Abbett Large Cap Core.............     698     539     446     259      79
EQ/MFS International Growth...............  18,802  14,430  17,185  17,016  13,652
EQ/Mid Cap Index..........................   5,612   4,621   4,645   3,673   2,399
EQ/Mid Cap Value PLUS(a)(b)(c)............  12,313  11,904  13,903  12,238     319
EQ/Money Market...........................  22,648  17,209  18,744  23,763  47,430
EQ/Montag & Caldwell Growth...............  44,546  46,158  49,095  49,539  39,026
EQ/Morgan Stanley Mid Cap Growth..........  11,750   9,934  11,000   8,519   6,039
EQ/PIMCO Ultra Short Bond(d)(e)...........   6,314   6,147   6,081   6,077   4,947
EQ/Quality Bond PLUS(k)...................   8,432   8,992   9,613  10,401     404
EQ/Small Company Index....................   5,801   7,005   7,530   5,965   3,109
EQ/T. Rowe Price Growth Stock.............  38,285  34,882  38,615  36,231  29,281

                                    FSA-106

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    AT DECEMBER 31,
                                                        ---------------------------------------
                                                                  NET ASSETS (000'S)
                                                        ---------------------------------------
                                                         2012    2011    2010    2009    2008
                                                        ------- ------- ------- ------- -------
EQ/UBS Growth & Income................................. $14,183 $13,740 $15,479 $14,919 $11,901
EQ/Van Kampen Comstock.................................     876     658     581     192      94
EQ/Wells Fargo Omega Growth............................   2,565   1,630   1,041     252      51
Fidelity(R) VIP Asset Manager Portfolio................       8       7       6      99      42
Fidelity(R) VIP Contrafund(R) Portfolio................  24,375  23,537  26,505  24,927  26,507
Fidelity(R) VIP Growth & Income Portfolio..............     731     577     508     349     377
Fidelity(R) VIP Mid Cap Portfolio(l)...................     408     214      78      --      --
Franklin Income Securities Fund........................   7,257   6,603   7,296   6,792   6,099
Franklin Rising Dividends Securities Fund..............   1,914   1,012     737     512     439
Franklin Small Cap Value Securities Fund(l)............     126      51      26      --      --
Franklin Strategic Income Securities Fund(l)...........     777     320      85      --      --
Goldman Sachs VIT Mid Cap Value Fund(l)................     224     134      54      --      --
Invesco V.I. Diversified Dividend Fund(n)(o)...........   2,950     177      --      --      --
Invesco V.I. Global Core Equity Fund...................     438     445     553     513   1,169
Invesco V.I. Global Health Care Fund...................     772     680     654     648     506
Invesco V.I. Global Real Estate Fund(l)................     792     277      80      --      --
Invesco V.I. International Growth Fund(l)..............     507     215      69      --      --
Invesco V.I. Mid Cap Core Equity Fund(l)...............     139      54      19      --      --
Invesco V.I. Small Cap Equity Fund(l)..................     129      61      12      --      --
Invesco V.I. Technology Fund...........................     276     244     277     181      75
IVY Funds VIP Energy(l)................................     635     363     106      --      --
IVY Funds VIP Mid Cap Growth(l)........................     709     339     141      --      --
IVY Funds VIP Small Cap Growth(l)......................     205     104      37      --      --
Janus Aspen Series Balanced Portfolio..................   8,582   7,972   8,807   8,782   7,110
Janus Aspen Series Enterprise Portfolio................  11,615  12,321  13,557  12,019   9,274
Janus Aspen Series Forty Portfolio.....................  13,848  15,177  17,601  18,028  14,263
Janus Aspen Series Overseas Portfolio..................   4,255   5,821   9,440   7,966   5,082
Janus Aspen Series Perkins Mid Cap Value Portfolio.....   2,288   1,269   1,450   1,375   1,195
Janus Aspen Series Worldwide Portfolio.................   9,797   8,977  11,487  11,037   8,499
Lazard Retirement Emerging Markets Equity Portfolio(l).   1,938     915     354      --      --
MFS(R) International Value Portfolio(l)................     847     394     168      --      --
MFS(R) Investors Growth Stock Series(l)................      68      20       3      --      --
MFS(R) Investors Trust Series(l).......................      38      16       1      --      --
MFS(R) Utilities Series................................   1,596   1,458   1,506   1,521   1,236
Multimanager Aggressive Equity(f)(m)...................   1,772   1,446   1,447     560      75
Multimanager Core Bond.................................  10,734   8,913   8,603   7,901   9,961
Multimanager International Equity......................   1,439   1,088   1,213     836     394
Multimanager Large Cap Core Equity.....................     290     245     238     101      50
Multimanager Large Cap Value...........................   1,333   4,813   5,237   4,589   5,220
Multimanager Mid Cap Growth............................     600     453     426     264     136
Multimanager Mid Cap Value.............................   1,173     960   1,014     499     281
Multimanager Multi-Sector Bond.........................   2,729   2,516   2,308   1,970   1,723
Multimanager Small Cap Growth..........................  10,843  10,478  13,400  11,393   9,070
Multimanager Small Cap Value...........................     572     462     492     293     116
Multimanager Technology................................   1,848   1,311   1,162     692     278
Mutual Shares Securities Fund(l).......................     174     116      58      --      --
Oppenheimer Global Securities Fund/VA..................   2,123   1,778   2,022   1,776   1,287
PIMCO Variable Insurance Trust CommodityRealReturn(R)
 Strategy Portfolio(l).................................     573     285     111      --      --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged)............................................   4,020   3,699   3,590   3,188   2,964

                                    FSA-107

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                    AT DECEMBER 31,
                                                          ------------------------------------
                                                                   NET ASSETS (000'S)
                                                          ------------------------------------
                                                           2012    2011    2010   2009   2008
                                                          ------- ------- ------ ------ ------
PIMCO Variable Insurance Trust Real Return Portfolio(l).. $ 1,618 $   643 $  266 $   -- $   --
PIMCO Variable Insurance Trust Total Return Portfolio(l).   2,719   1,605    953     --     --
T. Rowe Price Equity Income Portfolio -- II(l)...........     284     130     16     --     --
Templeton Developing Markets Securities Fund(l)..........  16,686  14,671    169     --     --
Templeton Global Bond Securities Fund(l).................  18,191  15,251    420     --     --
Templeton Growth Securities Fund(l)......................      89      25     13     --     --
UIF Emerging Markets Debt Portfolio......................     209     163    161    283    381
Van Eck VIP Emerging Markets Fund........................   1,548   1,522  2,152  1,891  1,069
Van Eck VIP Global Bond Fund.............................   1,108     220    250    115    222
Van Eck VIP Global Hard Assets Fund......................   2,346     762    667    481    296

                                    FSA-108

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                   AT DECEMBER 31,
                                           -------------------------------
                                                      INVESTMENT
                                                    INCOME RATIO*
                                           -------------------------------
                                           2012  2011   2010   2009   2008
                                           ----  ----  -----  -----  -----
All Asset Growth-Alt 20................... 1.50% 1.37%  1.43%  2.05%  2.19%
American Century VP Mid Cap Value Fund(l). 1.98  1.41   2.68     --     --
AXA Aggressive Allocation................. 0.91  1.34   1.71   1.17   2.26
AXA Balanced Strategy(g).................. 0.88  1.57   2.26   3.76     --
AXA Conservative Allocation............... 0.86  1.76   2.52   3.00   8.59
AXA Conservative Growth Strategy(g)....... 0.91  1.66   2.55   4.43     --
AXA Conservative-Plus Allocation.......... 0.86  1.60   2.31   2.56   4.92
AXA Conservative Strategy(g).............. 0.99  1.65   2.91   5.07     --
AXA Growth Strategy(g).................... 0.90  1.54   1.98   2.55     --
AXA Moderate Allocation................... 0.81  1.59   2.30   1.81   5.41
AXA Moderate Growth Strategy(g)........... 0.84  1.42   1.94   2.68     --
AXA Moderate-Plus Allocation.............. 0.83  1.49   1.87   1.61   3.17
AXA Tactical Manager 400(l)............... 0.26  0.03     --     --     --
AXA Tactical Manager 500(l)............... 0.91  0.52   1.04     --     --
AXA Tactical Manager 2000(l).............. 0.45  0.03   0.13     --     --
AXA Tactical Manager International(l)..... 0.75  2.03   2.41     --     --
Dreyfus Stock Index Fund, Inc............. 2.12  1.82   1.65   2.09   2.07
EQ/AllianceBernstein Small Cap Growth..... 0.24    --   0.02   0.09   0.01
EQ/BlackRock Basic Value Equity........... 1.73  1.34   1.54   2.97   2.07
EQ/Boston Advisors Equity Income.......... 1.82  1.95   2.45   2.50   2.15
EQ/Calvert Socially Responsible........... 0.99  0.56   0.05   0.49   0.44
EQ/Capital Guardian Research.............. 0.94  0.95   1.03   1.51   1.11
EQ/Common Stock Index..................... 1.68  1.39   1.41   2.07   2.35
EQ/Core Bond Index(h)(i).................. 1.44  2.08   2.37   5.87   3.00
EQ/Equity 500 Index....................... 1.91  1.68   1.53   2.20   2.39
EQ/Equity Growth PLUS..................... 0.62  0.27   0.29   0.88   0.96
EQ/GAMCO Mergers and Acquisitions.........   --  0.20     --     --   0.57
EQ/GAMCO Small Company Value.............. 1.26  0.07   0.34   0.41   0.54
EQ/Global Bond PLUS....................... 1.50  3.54   2.95   0.82  23.25
EQ/Global Multi-Sector Equity............. 1.50  1.87   1.27   1.50   0.26
EQ/Intermediate Government Bond(j)........ 0.24  0.63   1.84   4.32   4.97
EQ/International Core PLUS................ 1.63  3.08   1.97   4.04   2.29
EQ/International Equity Index............. 3.31  3.03   2.38   2.46   3.09
EQ/International Value PLUS............... 1.52  2.16   1.00   1.90   2.22
EQ/JPMorgan Value Opportunities........... 1.04  1.15   1.64   1.81   3.19
EQ/Large Cap Core PLUS.................... 1.22  1.10   2.03   5.05   0.70
EQ/Large Cap Growth Index................. 1.35  0.96   1.09   2.62   0.25
EQ/Large Cap Growth PLUS(p)............... 0.61  0.55   0.41   1.52   0.17
EQ/Large Cap Value Index(q)............... 2.00  1.71   1.77  11.22   2.14
EQ/Large Cap Value PLUS................... 1.04  1.29   1.36   2.19   2.99
EQ/Lord Abbett Large Cap Core............. 1.23  0.84   0.44   0.83   1.47
EQ/MFS International Growth............... 1.05  0.64   0.85   1.14   0.94
EQ/Mid Cap Index.......................... 1.03  0.78   0.95   1.37   1.11
EQ/Mid Cap Value PLUS(a)(b)(c)............ 1.19  1.05   1.25   1.25   1.67
EQ/Money Market...........................   --  0.01   0.07   0.22   2.35
EQ/Montag & Caldwell Growth............... 0.82  0.50   0.56   0.39   0.19
EQ/Morgan Stanley Mid Cap Growth.......... 0.50  0.25   0.35     --     --
EQ/PIMCO Ultra Short Bond(d)(e)........... 0.57  0.58   0.40   1.14   2.58
EQ/Quality Bond PLUS(k)................... 0.61  2.35  10.24   8.56   6.30

                                    FSA-109

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                               AT DECEMBER 31,
                                                        -----------------------------
                                                                  INVESTMENT
                                                                INCOME RATIO*
                                                        -----------------------------
                                                        2012  2011  2010  2009   2008
                                                        ----  ----  ----  ----  -----
EQ/Small Company Index................................. 1.28% 0.86% 1.24% 1.53%  0.88%
EQ/T. Rowe Price Growth Stock..........................   --    --    --    --     --
EQ/UBS Growth & Income................................. 0.84  0.75  0.72  0.83   1.21
EQ/Van Kampen Comstock................................. 1.39  1.52  1.87  1.74   2.98
EQ/Wells Fargo Omega Growth............................ 0.02    --  0.01  0.26   0.84
Fidelity(R) VIP Asset Manager Portfolio................ 1.60  2.23  0.25  2.62   0.77
Fidelity(R) VIP Contrafund(R) Portfolio................ 1.23  0.92  1.00  1.18   0.93
Fidelity(R) VIP Growth & Income Portfolio.............. 2.38  1.98  0.87  1.04   0.54
Fidelity(R) VIP Mid Cap Portfolio(l)................... 0.51  0.03  0.34    --     --
Franklin Income Securities Fund........................ 6.41  5.77  6.69  8.57   5.48
Franklin Rising Dividends Securities Fund.............. 1.62  1.45  1.55  1.44   1.81
Franklin Small Cap Value Securities Fund(l)............ 0.82  0.58  0.06    --     --
Franklin Strategic Income Securities Fund(l)........... 6.66  5.30  0.01    --     --
Goldman Sachs VIT Mid Cap Value Fund(l)................ 1.18  0.79  0.76    --     --
Invesco V.I. Diversified Dividend Fund(n)(o)........... 4.10    --    --    --     --
Invesco V.I. Global Core Equity Fund................... 2.51  3.40  1.92  4.56   2.72
Invesco V.I. Global Health Care Fund...................   --    --    --  0.36     --
Invesco V.I. Global Real Estate Fund(l)................ 0.54  5.11  6.86    --     --
Invesco V.I. International Growth Fund(l).............. 1.56  0.82  1.46    --     --
Invesco V.I. Mid Cap Core Equity Fund(l)...............   --  0.13  0.34    --     --
Invesco V.I. Small Cap Equity Fund(l)..................   --    --    --    --     --
Invesco V.I. Technology Fund...........................   --  0.18    --    --     --
IVY Funds VIP Energy(l)................................   --    --    --    --     --
IVY Funds VIP Mid Cap Growth(l)........................   --  3.17    --    --     --
IVY Funds VIP Small Cap Growth(l)......................   --  0.73    --    --     --
Janus Aspen Series Balanced Portfolio.................. 2.84  2.41  2.81  3.06   2.65
Janus Aspen Series Enterprise Portfolio................   --    --  0.07    --   0.25
Janus Aspen Series Forty Portfolio..................... 0.67  0.36  0.34  0.04   0.02
Janus Aspen Series Overseas Portfolio.................. 0.64  0.41  0.60  0.48   1.18
Janus Aspen Series Perkins Mid Cap Value Portfolio..... 0.87  0.58  0.49  0.33   0.32
Janus Aspen Series Worldwide Portfolio................. 0.87  0.58  0.61  1.44   0.49
Lazard Retirement Emerging Markets Equity Portfolio(l). 2.04  2.82  3.04    --     --
MFS(R) International Value Portfolio(l)................ 1.52  1.19    --    --     --
MFS(R) Investors Growth Stock Series(l)................ 0.26  0.35    --    --     --
MFS(R) Investors Trust Series(l)....................... 0.83  1.31    --    --     --
MFS(R) Utilities Series................................ 6.81  3.10  3.16  4.81   1.48
Multimanager Aggressive Equity(f)(m)................... 0.25    --  0.64  0.21   0.47
Multimanager Core Bond................................. 2.07  2.77  3.01  3.66   5.25
Multimanager International Equity...................... 1.54  1.73  3.38  1.91   2.49
Multimanager Large Cap Core Equity..................... 0.62  0.34  0.42  1.71   0.78
Multimanager Large Cap Value........................... 0.47  1.19  1.13  1.70   1.87
Multimanager Mid Cap Growth............................   --    --    --    --     --
Multimanager Mid Cap Value............................. 0.40  0.02  1.00  3.24   0.80
Multimanager Multi-Sector Bond......................... 2.37  4.09  2.81  4.82  10.67
Multimanager Small Cap Growth..........................   --    --    --    --     --
Multimanager Small Cap Value........................... 0.61  0.07  0.17  1.20   0.33
Multimanager Technology................................   --    --    --    --     --
Mutual Shares Securities Fund(l)....................... 2.16  2.56  0.44    --     --
Oppenheimer Global Securities Fund/VA.................. 1.92  1.04  1.20  1.92   1.27

                                    FSA-110

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                  AT DECEMBER 31,
                                                          ------------------------------
                                                                    INVESTMENT
                                                                   INCOME RATIO*
                                                          ------------------------------
                                                          2012   2011   2010  2009  2008
                                                          ----  -----  -----  ----  ----
PIMCO Variable Insurance Trust CommodityRealReturn(R)
 Strategy Portfolio(l)................................... 2.52% 14.04% 11.32%   --%   --%
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged).............................................. 1.62   2.56   4.56  2.89  3.37
PIMCO Variable Insurance Trust Real Return Portfolio(l).. 0.93   1.80   2.88    --    --
PIMCO Variable Insurance Trust Total Return Portfolio(l). 2.47   2.55   5.85    --    --
T. Rowe Price Equity Income Portfolio -- II(l)........... 2.05   2.03   1.64    --    --
Templeton Developing Markets Securities Fund(l).......... 1.38   0.07   0.02    --    --
Templeton Global Bond Securities Fund(l)................. 6.34   1.13   0.01    --    --
Templeton Growth Securities Fund(l)...................... 1.83   1.59     --    --    --
UIF Emerging Markets Debt Portfolio......................   --   3.41   3.63  6.96  7.11
Van Eck VIP Emerging Markets Fund........................   --   1.04   3.14  0.15    --
Van Eck VIP Global Bond Fund............................. 0.81   8.27   0.60  4.11  2.94
Van Eck VIP Global Hard Assets Fund...................... 0.92   0.99   0.41  0.28  0.30

                                    FSA-111

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)


                                                                            AT DECEMBER 31,
                                               -------------------------------------------------------------------------
                                                                            EXPENSE RATIO**
                                                                           LOWEST TO HIGHEST
                                               -------------------------------------------------------------------------
                                                    2012            2011            2010            2009            2008
                                               -------------   -------------   -------------   -------------   -------------
All Asset Growth-Alt 20(6).................... 0.00% to  0.75% 0.00% to  0.75% 0.00% to  0.75% 0.00% to  0.75% 0.00% to  0.75%
American Century VP Mid Cap Value Fund(l)(10).           0.00            0.00            0.00              --              --
AXA Aggressive Allocation(6).................. 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
AXA Balanced Strategy(g)(6)...................           0.00            0.00            0.00            0.00              --
AXA Conservative Allocation(6)................ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
AXA Conservative Growth Strategy(g)(6)........           0.00            0.00            0.00            0.00              --
AXA Conservative-Plus Allocation(6)........... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
AXA Conservative Strategy(g)(6)...............           0.00            0.00            0.00            0.00              --
AXA Growth Strategy(g)(6).....................           0.00            0.00            0.00            0.00              --
AXA Moderate Allocation(6).................... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
AXA Moderate Growth Strategy(g)(6)............           0.00            0.00            0.00            0.00              --
AXA Moderate-Plus Allocation(6)............... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
AXA Tactical Manager 400(l)(6)................           0.00            0.00            0.00              --              --
AXA Tactical Manager 500(l)(6)................           0.00            0.00            0.00              --              --
AXA Tactical Manager 2000(l)(6)...............           0.00            0.00            0.00              --              --
AXA Tactical Manager International(l)(6)......           0.00            0.00            0.00              --              --
Dreyfus Stock Index Fund, Inc.(10)............ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/AllianceBernstein Small Cap Growth(9)...... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/BlackRock Basic Value Equity(6)............ 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/Boston Advisors Equity Income(6)........... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Calvert Socially Responsible(9)............ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Capital Guardian Research(9)............... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Common Stock Index(6)......................           0.00            0.00            0.00            0.00            0.00
EQ/Core Bond Index(h)(i)(9)................... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/Equity 500 Index(6)........................           0.00            0.00            0.00            0.00            0.00
EQ/Equity Growth PLUS(6)...................... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/GAMCO Mergers and Acquisitions(6)..........           0.00            0.00            0.00            0.00            0.00
EQ/GAMCO Small Company Value(6)............... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Global Bond PLUS(6)........................           0.00            0.00            0.00            0.00            0.00
EQ/Global Multi-Sector Equity(9).............. 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/Intermediate Government Bond(j)(9)......... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75            0.00            0.00
EQ/International Core PLUS(6).................           0.00            0.00            0.00            0.00            0.00
EQ/International Equity Index(7)..............           0.00            0.00            0.00            0.00            0.00
EQ/International Value PLUS(7)................           0.00            0.00            0.00            0.00            0.00
EQ/JPMorgan Value Opportunities(6)............           0.00            0.00            0.00            0.00            0.00
EQ/Large Cap Core PLUS(6).....................           0.00            0.00            0.00            0.00            0.00
EQ/Large Cap Growth Index(6)..................           0.00            0.00            0.00            0.00            0.00
EQ/Large Cap Growth PLUS(p)(6)................           0.00            0.00            0.00            0.00            0.00
EQ/Large Cap Value Index(q)(9)................ 0.00  to  0.35  0.00  to  0.35            0.00            0.00            0.00
EQ/Large Cap Value PLUS(9).................... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/Lord Abbett Large Cap Core(6)..............           0.00            0.00            0.00            0.00            0.00
EQ/MFS International Growth(6)................ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Mid Cap Index(9)........................... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/Mid Cap Value PLUS(a)(b)(c)(9)............. 0.00  to  0.35  0.00  to  0.35            0.00  0.00  to  0.35            0.00
EQ/Money Market(7)............................ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Montag & Caldwell Growth(6)................ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Morgan Stanley Mid Cap Growth(9)........... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/PIMCO Ultra Short Bond(d)(e)(8)............ 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
EQ/Quality Bond PLUS(k)(6).................... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75            0.00            0.00
EQ/Small Company Index(9)..................... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35

                                    FSA-112

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                               AT DECEMBER 31,
                                                  -------------------------------------------------------------------------
                                                                               EXPENSE RATIO**
                                                                              LOWEST TO HIGHEST
                                                  -------------------------------------------------------------------------
                                                       2012            2011            2010            2009            2008
                                                  -------------   -------------   -------------   -------------   -------------
EQ/T. Rowe Price Growth Stock(6)................. 0.00% to  0.75% 0.00% to  0.75% 0.00% to  0.75% 0.00% to  0.75% 0.00% to  0.75%
EQ/UBS Growth & Income(6)........................ 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
EQ/Van Kampen Comstock(6)........................           0.00            0.00            0.00            0.00            0.00
EQ/Wells Fargo Omega Growth(6)...................           0.00            0.00            0.00            0.00            0.00
Fidelity(R) VIP Asset Manager Portfolio(10)......           0.00            0.00            0.00            0.00            0.00
Fidelity(R) VIP Contrafund(R) Portfolio(12)...... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
Fidelity(R) VIP Growth & Income Portfolio(10)....           0.00            0.00            0.00            0.00            0.00
Fidelity(R) VIP Mid Cap Portfolio(l)(10).........           0.00            0.00            0.00              --              --
Franklin Income Securities Fund(10).............. 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
Franklin Rising Dividends Securities Fund(10).... 0.00  to  0.35  0.00  to  0.35            0.35            0.35            0.35
Franklin Small Cap Value Securities Fund(l)(10)..           0.00            0.00            0.00              --              --
Franklin Strategic Income Securities Fund(l)(10).           0.00            0.00            0.00              --              --
Goldman Sachs VIT Mid Cap Value Fund(l)(10)......           0.00            0.00            0.00              --              --
Invesco V.I. Diversified Dividend Fund(n)(o)(10). 0.00  to  0.35  0.00  to  0.35              --              --              --
Invesco V.I. Global Core Equity Fund(10)......... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
Invesco V.I. Global Health Care Fund(10)......... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
Invesco V.I. Global Real Estate Fund(l)(10)......           0.00            0.00            0.00              --              --
Invesco V.I. International Growth Fund(l)(10)....           0.00            0.00            0.00              --              --
Invesco V.I. Mid Cap Core Equity Fund(l)(10).....           0.00            0.00            0.00              --              --
Invesco V.I. Small Cap Equity Fund(l)(10)........           0.00            0.00            0.00              --              --
Invesco V.I. Technology Fund(10)................. 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
IVY Funds VIP Energy(l)(10)......................           0.00            0.00            0.00              --              --
IVY Funds VIP Mid Cap Growth(l)(10)..............           0.00            0.00            0.00              --              --
IVY Funds VIP Small Cap Growth(l)(10)............           0.00            0.00            0.00              --              --
Janus Aspen Series Balanced Portfolio(10)........ 0.35  to  0.75  0.35  to  0.75  0.35  to  0.75  0.35  to  0.75  0.35  to  0.75
Janus Aspen Series Enterprise Portfolio(10)...... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
Janus Aspen Series Forty Portfolio(10)........... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
Janus Aspen Series Overseas Portfolio(14)........ 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
Janus Aspen Series Perkins Mid Cap Value
 Portfolio (10)..................................           0.00            0.00            0.00            0.00            0.00
Janus Aspen Series Worldwide Portfolio(10)....... 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
Lazard Retirement Emerging Markets Equity
 Portfolio(l)(10)................................           0.00            0.00            0.00              --              --
MFS(R) International Value Portfolio(l)(10)......           0.00            0.00            0.00              --              --
MFS(R) Investors Growth Stock Series(l)(10)......           0.00            0.00            0.00              --              --
MFS(R) Investors Trust Series(l)(10).............           0.00            0.00            0.00              --              --
MFS(R) Utilities Series(10)...................... 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
Multimanager Aggressive Equity(f)(m)(6)..........           0.00            0.00            0.00            0.00            0.00
Multimanager Core Bond(6)........................           0.00            0.00            0.00            0.00            0.00
Multimanager International Equity(6).............           0.00            0.00            0.00            0.00            0.00
Multimanager Large Cap Core Equity(6)............           0.00            0.00            0.00            0.00            0.00
Multimanager Large Cap Value(6)..................           0.00            0.00            0.00            0.00            0.00
Multimanager Mid Cap Growth(6)...................           0.00            0.00            0.00            0.00            0.00
Multimanager Mid Cap Value(6)....................           0.00            0.00            0.00            0.00            0.00
Multimanager Multi-Sector Bond(9)................ 0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35  0.00  to  0.35
Multimanager Small Cap Growth(6)................. 0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75  0.00  to  0.75
Multimanager Small Cap Value(6)..................           0.00            0.00            0.00            0.00            0.00
Multimanager Technology(6).......................           0.00            0.00            0.00            0.00            0.00
Mutual Shares Securities Fund(l)(10).............           0.00            0.00            0.00              --              --
Oppenheimer Global Securities Fund/VA(10)........           0.35            0.35            0.35            0.35            0.35

                                    FSA-113

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                     AT DECEMBER 31,
                                                    ------------------------------------------------
                                                                     EXPENSE RATIO**
                                                                    LOWEST TO HIGHEST
                                                    ------------------------------------------------
                                                      2012          2011          2010          2009          2008
                                                    --------      --------      --------      --------      --------
PIMCO Variable Insurance Trust
 CommodityRealReturn(R) Strategy
 Portfolio(l)(10)..................................         0.00%         0.00%         0.00%           --%           --%
PIMCO Variable Insurance Trust Global Bond
 Portfolio(Unhedged)(10)...........................         0.35          0.35          0.35          0.35          0.35
PIMCO Variable Insurance Trust Real Return
 Portfolio(l)(10)..................................         0.00          0.00          0.00            --            --
PIMCO Variable Insurance Trust Total Return
 Portfolio(l)(10)..................................         0.00          0.00          0.00            --            --
T. Rowe Price Equity Income Portfolio -- II(l)(10).         0.00          0.00          0.00            --            --
Templeton Developing Markets Securities
 Fund(l)(10).......................................         0.00          0.00          0.00            --            --
Templeton Global Bond Securities Fund(l)(10).......         0.00          0.00          0.00            --            --
Templeton Growth Securities Fund(l)(10)............         0.00          0.00          0.00            --            --
UIF Emerging Markets Debt Portfolio(10)............         0.00          0.00          0.00          0.00          0.00
Van Eck VIP Emerging Markets Fund(10)..............         0.00          0.00          0.00          0.00          0.00
Van Eck VIP Global Bond Fund(10)...................         0.00          0.00          0.00          0.00          0.00
Van Eck VIP Global Hard Assets Fund(10)............         0.00          0.00          0.00          0.00          0.00

                                    FSA-114

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)


                                                                                   AT DECEMBER 31,
                                             -----------------------------------------------------------------------------------
                                                                                   TOTAL RETURN***
                                                                                  LOWEST TO HIGHEST
                                             -----------------------------------------------------------------------------------
                              SHARE CLASS+         2012               2011                2010              2009
                             --------------- ---------------   -----------------    ---------------   ---------------   --------
All Asset Growth-Alt 20.....    CLASS B      11.16% to  12.04% (4.20)% to   (3.49)% 14.09% to  15.00% 25.19% to  26.03% (30.90)%
American Century VP Mid
 Cap Value Fund(l)..........    CLASS II                16.24               (0.84)             18.21                --
AXA Aggressive Allocation...    CLASS A                 14.16               (7.30)             13.36             27.60
AXA Aggressive Allocation...    CLASS B      13.31  to  14.17  (8.15)  to   (7.50)  12.14  to  13.08  26.40  to  27.28  (39.64)
AXA Balanced Strategy(g)....    CLASS B                  8.54               (2.39)             10.06              1.85
AXA Conservative
 Allocation.................    CLASS A                  4.62                2.18               7.51             10.10
AXA Conservative
 Allocation.................    CLASS B       3.81  to   4.58   1.13   to    1.90    6.51  to   7.27   9.06  to   9.83  (11.75)
AXA Conservative Growth
 Strategy(g)................    CLASS B                  7.20               (1.39)              9.15              1.63
AXA Conservative-Plus
 Allocation.................    CLASS A                  7.31               (0.48)              9.43             14.66
AXA Conservative-Plus
 Allocation.................    CLASS B       6.65  to   7.37  (1.49)  to   (0.71)   8.28  to   9.07  13.55  to  14.42  (20.02)
AXA Conservative
 Strategy(g)................    CLASS B                  4.48                0.72               7.28              1.00
AXA Growth Strategy(g)......    CLASS B                 11.21               (4.41)             11.68              2.45
AXA Moderate Allocation.....    CLASS A                  8.82               (2.18)             10.16             17.31
AXA Moderate Allocation.....    CLASS B       7.96  to   8.80  (3.09)  to   (2.40)   9.09  to   9.92  16.02  to  17.01  (25.00)
AXA Moderate Growth
 Strategy(g)................    CLASS B                  9.84               (3.33)             10.87              2.11
AXA Moderate-Plus
 Allocation.................    CLASS A                 11.53               (4.71)             11.81             22.32
AXA Moderate-Plus
 Allocation.................    CLASS B      10.69  to  11.53  (5.64)  to   (4.96)  10.68  to  11.55  21.08  to  21.96  (32.35)
AXA Tactical Manager 400(l).    CLASS B                 16.46               (8.22)             21.46                --
AXA Tactical Manager 500(l).    CLASS B                 14.83               (3.75)             17.17                --
AXA Tactical Manager
 2000(l)....................    CLASS B                 15.44              (10.55)             22.34                --
AXA Tactical Manager
 International(l)...........    CLASS B                 16.59              (16.05)             21.27                --
Dreyfus Stock Index
 Fund, Inc.................. INITIAL SHARES  14.83  to  15.75   1.17   to    1.82   13.94  to  14.86  25.38  to  26.37  (37.51)
EQ/AllianceBernstein Small
 Cap Growth.................    CLASS A      15.19  to  15.62  (0.51)  to   (0.40)  33.08  to  33.54  35.52  to  36.05  (44.71)
EQ/AllianceBernstein Small
 Cap Growth.................    CLASS B                 15.59               (0.65)             33.24             35.68
EQ/BlackRock Basic Value
 Equity.....................    CLASS B      13.23  to  13.63  (3.43)  to   (3.10)  11.90  to  12.28  29.88  to  30.28  (36.79)
EQ/Boston Advisors Equity
 Income.....................    CLASS A      17.10  to  17.75  (0.77)  to   (0.18)  15.25  to  15.96  11.18  to  11.88  (32.50)
EQ/Boston Advisors Equity
 Income.....................    CLASS B      16.85  to  17.73  (1.17)  to   (0.39)  14.82  to  15.70  10.69  to  11.55  (32.79)
EQ/Calvert Socially
 Responsible................    CLASS A      15.90  to  16.67  (0.26)  to    0.49   11.87  to  12.78  30.41  to  31.39  (45.53)
EQ/Calvert Socially
 Responsible................    CLASS B      16.29  to  16.73   0.00   to    0.28   12.06  to  12.53  30.39  to  30.88  (45.38)
EQ/Capital Guardian
 Research...................    CLASS A      16.50  to  17.35   3.47   to    4.26   15.17  to  16.18  30.81  to  31.64  (39.92)

                             ------


                             ------
                             2008
                             ----------
All Asset Growth-Alt 20..... to  (30.36)%
American Century VP Mid
 Cap Value Fund(l)..........         --
AXA Aggressive Allocation...     (39.01)
AXA Aggressive Allocation... to  (39.19)
AXA Balanced Strategy(g)....         --
AXA Conservative
 Allocation.................     (10.82)
AXA Conservative
 Allocation................. to  (11.01)
AXA Conservative Growth
 Strategy(g)................         --
AXA Conservative-Plus
 Allocation.................     (19.22)
AXA Conservative-Plus
 Allocation................. to  (19.43)
AXA Conservative
 Strategy(g)................         --
AXA Growth Strategy(g)......         --
AXA Moderate Allocation.....     (24.27)
AXA Moderate Allocation..... to  (24.47)
AXA Moderate Growth
 Strategy(g)................         --
AXA Moderate-Plus
 Allocation.................     (31.60)
AXA Moderate-Plus
 Allocation................. to  (31.77)
AXA Tactical Manager 400(l).         --
AXA Tactical Manager 500(l).         --
AXA Tactical Manager
 2000(l)....................         --
AXA Tactical Manager
 International(l)...........         --
Dreyfus Stock Index
 Fund, Inc.................. to  (37.07)
EQ/AllianceBernstein Small
 Cap Growth................. to  (44.52)
EQ/AllianceBernstein Small
 Cap Growth.................     (44.66)
EQ/BlackRock Basic Value
 Equity..................... to  (36.56)
EQ/Boston Advisors Equity
 Income..................... to  (32.14)
EQ/Boston Advisors Equity
 Income..................... to  (32.30)
EQ/Calvert Socially
 Responsible................ to  (45.15)
EQ/Calvert Socially
 Responsible................ to  (45.22)
EQ/Capital Guardian
 Research................... to  (39.46)

                                    FSA-115

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                          AT DECEMBER 31,
                                       ------------------------------------------------------------------------------------
                                                                          TOTAL RETURN***
                                                                         LOWEST TO HIGHEST
                                       ------------------------------------------------------------------------------------
                         SHARE CLASS+       2012               2011             2010             2009               2008
                         ------------  --------------   -----------------  --------------   --------------   -----------------
EQ/Capital Guardian
 Research...............   CLASS B               17.41%              4.00%           15.80%           31.45%             (39.66)%
EQ/Common Stock
 Index..................   CLASS A               15.55               0.79            16.13            28.66              (43.65)
EQ/Common Stock
 Index..................   CLASS B               15.59               0.54            15.86            28.32              (43.79)
EQ/Core Bond
 Index(h)(i)............   CLASS A      2.43 to   3.16   4.23  to    5.02   5.24 to   6.08   2.53 to   2.93   (8.99) to   (8.67)
EQ/Core Bond
 Index(h)(i)............   CLASS B                3.16               4.80             5.78             2.68               (8.93)
EQ/Equity 500 Index.....   CLASS B               15.23               1.51            14.38            25.87              (37.33)
EQ/Equity Growth
 PLUS...................   CLASS B     13.42 to  14.24  (6.88) to   (6.19) 14.40 to  15.26  26.81 to  27.81  (40.75) to  (40.29)
EQ/GAMCO Mergers
 and Acquisitions.......   CLASS B                5.25               1.35             9.62            16.63              (13.83)
EQ/GAMCO Small
 Company Value..........   CLASS B     16.97 to  17.85  (4.21) to   (3.50) 31.64 to  32.67  40.40 to  41.42  (31.18) to  (30.65)
EQ/Global Bond
 PLUS...................   CLASS B                3.72               4.40             6.31             1.96                6.48
EQ/Global Multi-Sector
 Equity.................   CLASS A               16.59             (12.36)           11.29            49.79              (57.41)
EQ/Global Multi-Sector
 Equity.................   CLASS B               16.99             (12.32)           11.46            50.06              (57.35)
EQ/Intermediate
 Government
 Bond(j)................   CLASS A      0.21 to   1.01   4.78  to    5.55   3.70 to   4.44               --                  --
EQ/Intermediate
 Government
 Bond(j)................   CLASS B                0.98               5.29             4.22            (2.27)               3.12
EQ/International Core
 PLUS...................   CLASS B               16.31             (16.93)            9.22            35.34              (44.86)
EQ/International Equity
 Index..................   CLASS A               16.24             (11.96)            5.40            27.42              (50.57)
EQ/International Equity
 Index..................   CLASS B               16.27             (12.20)            5.21            27.09              (50.72)
EQ/International Value
 PLUS...................   CLASS A               17.53             (15.94)            6.31            30.65              (42.86)
EQ/International Value
 PLUS...................   CLASS B               17.47             (16.16)            6.07            30.25              (42.99)
EQ/JPMorgan Value
 Opportunities..........   CLASS A               16.01              (4.99)           12.60            32.73              (39.69)
EQ/JPMorgan Value
 Opportunities..........   CLASS B               16.05              (5.23)           12.32            32.32              (39.77)
EQ/Large Cap Core
 PLUS...................   CLASS B               14.99              (4.24)           14.18            26.52              (37.41)
EQ/Large Cap Growth
 Index..................   CLASS B               14.73               2.35            15.96            36.20              (36.26)
EQ/Large Cap Growth
 PLUS(p)................   CLASS A               13.70              (7.12)              --               --                  --

                                    FSA-116

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                            AT DECEMBER 31,
                                      --------------------------------------------------------------------------------------
                                                                            TOTAL RETURN***
                                                                           LOWEST TO HIGHEST
                                      --------------------------------------------------------------------------------------
                       SHARE CLASS+         2012                2011               2010              2009               2008
                       -------------- ---------------   ------------------   ---------------   ---------------   -----------
EQ/Large Cap Growth
 PLUS(p)..............    CLASS B                13.74%              (3.66)%            14.45%            34.86%
EQ/Large Cap Value
 Index(q).............    CLASS A                16.15               (5.61)                --                --
EQ/Large Cap Value
 Index(q).............    CLASS B                16.59               (0.32)             14.62             19.14
EQ/Large Cap Value
 PLUS.................    CLASS A     15.47  to  15.84   (5.19) to   (4.77)  12.49  to  12.92  20.25  to  20.53  (43.19) to
EQ/Large Cap Value
 PLUS.................    CLASS B                15.85               (5.07)             12.69             20.44
EQ/Lord Abbett Large
 Cap Core.............    CLASS B                15.37               (8.51)             13.96             25.51
EQ/MFS International
 Growth...............    CLASS B     18.80  to  19.71  (11.39) to  (10.73)  14.11  to  14.96  36.19  to  37.25  (40.74) to
EQ/Mid Cap Index......    CLASS A                16.69               (2.50)             25.61             36.14
EQ/Mid Cap Index......    CLASS B                17.08               (2.41)             25.75             36.27
EQ/Mid Cap Value
 PLUS(a)(b)(c)........    CLASS A     18.20  to  18.62   (9.37) to   (9.11)  22.09  to  22.50                --
EQ/Mid Cap Value
 PLUS(a)(b)(c)........    CLASS B                18.63               (9.43)             22.46             35.85
EQ/Money Market.......    CLASS A     (0.73) to   0.00   (0.82) to    0.00   (0.63) to   0.09  (0.45) to   0.35    1.65  to
EQ/Money Market.......    CLASS B                 0.00                0.00               0.01             (0.01)
EQ/Montag &
 Caldwell Growth......    CLASS B     11.76  to  12.67    2.04  to    2.78    7.49  to   8.29  28.78  to  29.75  (33.40) to
EQ/Morgan Stanley
 Mid Cap Growth.......    CLASS A      8.33  to   8.75   (7.76) to   (7.47)  32.12  to  32.62  56.88  to  57.42  (47.36) to
EQ/Morgan Stanley
 Mid Cap Growth.......    CLASS B                 8.75               (7.70)             32.30             57.07
EQ/PIMCO Ultra
 Short Bond(d)(e).....    CLASS A                 1.45                0.07               1.10                --
EQ/PIMCO Ultra
 Short Bond(d)(e).....    CLASS B      1.12  to   1.50   (0.52) to   (0.20)   0.45  to   0.84   7.66  to   8.01   (4.39) to
EQ/Quality Bond
 PLUS (k).............    CLASS A                 2.65                1.39               6.52              6.30
EQ/Quality Bond
 PLUS (k).............    CLASS B      1.87  to   2.66    0.49  to    1.22    5.86  to   6.24              6.07
EQ/Small Company
 Index................    CLASS A     15.14  to  15.56   (4.09) to   (3.74)  25.68  to  26.18  25.96  to  26.49  (34.18) to
EQ/Small Company
 Index................    CLASS B                15.54               (4.00)             25.82             26.13
EQ/T. Rowe Price
 Growth Stock.........    CLASS B     18.07  to  18.97   (2.68) to   (1.95)  15.52  to  16.42  41.53  to  42.59  (42.63) to
EQ/UBS Growth &
 Income...............    CLASS B     12.02  to  12.87   (3.59) to   (2.82)  12.20  to  13.06  31.47  to  32.44  (40.45) to
EQ/Van Kampen
 Comstock.............    CLASS B                18.42               (1.99)             15.22             28.41
EQ/Wells Fargo
 Omega Growth.........    CLASS B                20.43               (5.87)             17.29             40.29
Fidelity(R) VIP Asset
 Manager
 Portfolio............ INITIAL CLASS             12.43               (2.56)             14.32             29.11

                       ---


                       ---

                       ------
EQ/Large Cap Growth
 PLUS(p).............. (38.23)%
EQ/Large Cap Value
 Index(q).............     --
EQ/Large Cap Value
 Index(q)............. (56.70)
EQ/Large Cap Value
 PLUS................. (42.97)
EQ/Large Cap Value
 PLUS................. (43.39)
EQ/Lord Abbett Large
 Cap Core............. (30.97)
EQ/MFS International
 Growth............... (40.30)
EQ/Mid Cap Index...... (49.33)
EQ/Mid Cap Index...... (49.29)
EQ/Mid Cap Value
 PLUS(a)(b)(c)........     --
EQ/Mid Cap Value
 PLUS(a)(b)(c)........ (39.56)
EQ/Money Market.......   2.34
EQ/Money Market.......   2.11
EQ/Montag &
 Caldwell Growth...... (32.90)
EQ/Morgan Stanley
 Mid Cap Growth....... (47.16)
EQ/Morgan Stanley
 Mid Cap Growth....... (47.32)
EQ/PIMCO Ultra
 Short Bond(d)(e).....     --
EQ/PIMCO Ultra
 Short Bond(d)(e).....  (4.05)
EQ/Quality Bond
 PLUS (k).............  (6.39)
EQ/Quality Bond
 PLUS (k).............  (6.55)
EQ/Small Company
 Index................ (34.01)
EQ/Small Company
 Index................ (34.13)
EQ/T. Rowe Price
 Growth Stock......... (42.19)
EQ/UBS Growth &
 Income............... (40.03)
EQ/Van Kampen
 Comstock............. (36.94)
EQ/Wells Fargo
 Omega Growth......... (27.60)
Fidelity(R) VIP Asset
 Manager
 Portfolio............ (28.75)

                                    FSA-117

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                             AT DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                                                             TOTAL RETURN***
                                                                            LOWEST TO HIGHEST
                                         -----------------------------------------------------------------------------------
                          SHARE CLASS+        2012                2011              2010             2009               2008
                          -------------- --------------   ------------------   --------------   --------------   -----------
Fidelity(R) VIP
 Contrafund(R)
 Portfolio............... INITIAL CLASS            16.36%              (2.50)%           17.20%           35.76%
Fidelity(R) VIP
 Contrafund(R)               SERVICE
 Portfolio...............     CLASS      15.41 to  15.89   (3.34) to   (2.98)  16.26 to  16.75  34.64 to  35.12  (43.05) to
Fidelity(R) VIP
 Contrafund(R)               SERVICE
 Portfolio...............    CLASS 2               16.14               (2.78)            21.10               --
Fidelity(R) VIP Growth &
 Income Portfolio........ INITIAL CLASS            18.54                1.61             14.87            27.12
Fidelity(R) VIP Growth &     SERVICE
 Income Portfolio........    CLASS 2               18.25                1.36             19.31               --
Fidelity(R) VIP Mid Cap      SERVICE
 Portfolio(l)............    CLASS 2               14.56              (10.85)            25.39               --
Franklin Income
 Securities Fund.........    CLASS 2     12.29 to  12.64    2.03  to    2.42   12.27 to  12.70  35.14 to  35.56  (29.90) to
Franklin Rising
 Dividends Securities
 Fund....................    CLASS 2     11.59 to  11.96    5.62  to    6.00   17.17 to  20.27            16.93
Franklin Small Cap
 Value Securities
 Fund(l).................    CLASS 2               18.39               (3.76)            23.02               --
Franklin Strategic
 Income Securities
 Fund(l).................    CLASS 2               12.75                2.58              8.14               --
Goldman Sachs VIT Mid
 Cap Value                   SERVICE
 Fund (l)................    SHARES                18.19               (6.59)            23.60               --
Invesco V.I. Diversified
 Dividend
 Fund(n)(o)..............   SERIES I     18.34 to  18.59   (7.94) to    7.66                --               --
Invesco V.I. Global Core
 Equity Fund.............   SERIES I     13.34 to  13.80  (11.23) to  (10.90)  10.59 to  10.91  15.58 to  16.03  (40.37) to
Invesco V.I. Global
 Health Care Fund........   SERIES I     20.52 to  20.93    3.54  to    3.92    4.98 to   5.30  27.16 to  27.75  (28.85) to
Invesco V.I. Global Real
 Estate Fund(l)..........   SERIES II              27.85               (6.72)            24.88               --
Invesco V.I.
 International Growth
 Fund(l).................   SERIES II              15.26               (6.99)            25.38               --
Invesco V.I. Mid Cap
 Core Equity
 Fund(l).................   SERIES II              10.62               (6.51)            16.04               --
Invesco V.I. Small Cap
 Equity Fund(l)..........   SERIES II              13.66               (0.99)            23.63               --
Invesco V.I. Technology
 Fund....................   SERIES I     10.92 to  11.28   (5.39) to   (5.02)  20.85 to  21.30  56.90 to  57.31  (44.67) to
IVY Funds VIP                COMMON
 Energy(l)...............    SHARES                 1.38               (9.08)            38.18               --

                          ---


                          ---

                          ------
Fidelity(R) VIP
 Contrafund(R)
 Portfolio............... (42.54)%
Fidelity(R) VIP
 Contrafund(R)
 Portfolio............... (42.80)
Fidelity(R) VIP
 Contrafund(R)
 Portfolio...............     --
Fidelity(R) VIP Growth &
 Income Portfolio........ (41.67)
Fidelity(R) VIP Growth &
 Income Portfolio........     --
Fidelity(R) VIP Mid Cap
 Portfolio(l)............     --
Franklin Income
 Securities Fund......... (29.63)
Franklin Rising
 Dividends Securities
 Fund.................... (27.39)
Franklin Small Cap
 Value Securities
 Fund(l).................     --
Franklin Strategic
 Income Securities
 Fund(l).................     --
Goldman Sachs VIT Mid
 Cap Value
 Fund (l)................     --
Invesco V.I. Diversified
 Dividend
 Fund(n)(o)..............     --
Invesco V.I. Global Core
 Equity Fund............. (40.15)
Invesco V.I. Global
 Health Care Fund........ (28.66)
Invesco V.I. Global Real
 Estate Fund(l)..........     --
Invesco V.I.
 International Growth
 Fund(l).................     --
Invesco V.I. Mid Cap
 Core Equity
 Fund(l).................     --
Invesco V.I. Small Cap
 Equity Fund(l)..........     --
Invesco V.I. Technology
 Fund.................... (44.47)
IVY Funds VIP
 Energy(l)...............     --

                                    FSA-118

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                             AT DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                                                             TOTAL RETURN***
                                                                            LOWEST TO HIGHEST
                                         -----------------------------------------------------------------------------------
                          SHARE CLASS+        2012                2011              2010             2009               2008
                          -------------- --------------   ------------------   --------------   --------------   -----------
IVY Funds VIP Mid Cap        COMMON
 Growth(l)...............    SHARES                13.56%              (0.56)%           29.49%              --%
IVY Funds VIP Small          COMMON
 Cap Growth(l)...........    SHARES                 5.16              (10.61)            27.53               --
Janus Aspen Series        INSTITUTIONAL
 Balanced Portfolio......    SHARES      12.80 to  13.20    0.88  to    1.31    7.55 to   7.99  25.02 to  25.49  (16.53) to
Janus Aspen Series        INSTITUTIONAL
 Enterprise Portfolio....    SHARES      16.46 to  17.29   (2.18) to   (1.37)  24.91 to  25.94  43.75 to  44.58  (44.15) to
Janus Aspen Series Forty  INSTITUTIONAL
 Portfolio...............    SHARES      23.23 to  24.14   (7.42) to   (6.65)   5.95 to   6.72  45.24 to  46.46  (44.56) to
Janus Aspen Series Forty     SERVICE
 Portfolio...............    SHARES                23.43               (7.28)             6.11            45.47
Janus Aspen Series        INSTITUTIONAL
 Overseas Portfolio......    SHARES                13.46              (32.18)            25.31            79.55
Janus Aspen Series           SERVICE
 Overseas Portfolio......    SHARES                12.78              (32.57)            24.57            78.42
Janus Aspen Series
 Perkins Mid Cap             SERVICE
 Value Portfolio.........    SHARES                10.77               (2.99)            15.38            32.93
Janus Aspen Series
 Worldwide                INSTITUTIONAL
 Portfolio...............    SHARES      19.14 to  20.08  (14.33) to  (13.70)  14.94 to  15.73  36.66 to  37.73  (45.10) to
Lazard Retirement
 Emerging Markets            SERVICE
 Equity Portfolio(l).....    SHARES                22.05              (18.04)            29.93               --
MFS(R) International         SERVICE
 Value Portfolio(l)......     CLASS                15.93               (1.78)            21.60               --
MFS(R) Investors Growth      SERVICE
 Stock Series(l).........     CLASS                16.69                0.37             17.98               --
MFS(R) Investors Trust       SERVICE
 Series(l)...............     CLASS                18.82               (2.41)            16.59               --
MFS(R) Utilities Series.. INITIAL CLASS  13.10 to  13.48    6.42  to    6.82   13.37 to  13.80  32.81 to  33.23  (37.90) to
Multimanager
 Aggressive
 Equity(f)(m)............    CLASS B               14.21               (6.28)            17.62            37.26
Multimanager Core
 Bond....................    CLASS A                5.50                6.08              6.47             8.54
Multimanager Core
 Bond....................    CLASS B                5.47                5.81              6.20             8.32
Multimanager
 International Equity....    CLASS B               17.74              (17.98)             6.96            29.92
Multimanager Large
 Cap Core Equity.........    CLASS B               14.50               (7.35)            11.55            32.51
Multimanager Large
 Cap Value...............    CLASS A               15.60               (5.33)            13.46            23.18
Multimanager Large
 Cap Value...............    CLASS B               15.57               (5.52)            13.16            22.85

                          ---


                          ---

                          ------
IVY Funds VIP Mid Cap
 Growth(l)...............     --%
IVY Funds VIP Small
 Cap Growth(l)...........     --
Janus Aspen Series
 Balanced Portfolio...... (16.15)
Janus Aspen Series
 Enterprise Portfolio.... (43.66)
Janus Aspen Series Forty
 Portfolio............... (44.20)
Janus Aspen Series Forty
 Portfolio............... (44.49)
Janus Aspen Series
 Overseas Portfolio...... (52.12)
Janus Aspen Series
 Overseas Portfolio...... (52.38)
Janus Aspen Series
 Perkins Mid Cap
 Value Portfolio......... (27.92)
Janus Aspen Series
 Worldwide
 Portfolio............... (44.66)
Lazard Retirement
 Emerging Markets
 Equity Portfolio(l).....     --
MFS(R) International
 Value Portfolio(l)......     --
MFS(R) Investors Growth
 Stock Series(l).........     --
MFS(R) Investors Trust
 Series(l)...............     --
MFS(R) Utilities Series.. (37.69)
Multimanager
 Aggressive
 Equity(f)(m)............ (46.68)
Multimanager Core
 Bond....................     --
Multimanager Core
 Bond....................   2.46
Multimanager
 International Equity.... (47.23)
Multimanager Large
 Cap Core Equity......... (39.54)
Multimanager Large
 Cap Value...............     --
Multimanager Large
 Cap Value............... (37.45)

                                    FSA-119

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                                             AT DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                                                             TOTAL RETURN***
                                                                            LOWEST TO HIGHEST
                                         -----------------------------------------------------------------------------------
                         SHARE CLASS+         2012               2011               2010             2009               2008
                         --------------- --------------   -----------------    --------------   --------------   -----------
Multimanager
 Mid Cap
 Growth.................    CLASS B                15.45%              (7.88)%           26.88%           41.77%
Multimanager
 Mid Cap
 Value..................    CLASS B                14.82              (13.33)            24.91            44.37
Multimanager
 Multi-Sector
 Bond...................    CLASS A                 5.00                4.94              6.56             9.49
Multimanager
 Multi-Sector
 Bond...................    CLASS B                 5.32                5.08              6.63             9.65
Multimanager
 Small Cap
 Growth.................    CLASS B      10.60 to  11.41  (16.34) to  (15.71)  26.74 to  27.65  33.47 to  34.55  (42.54) to
Multimanager
 Small Cap
 Value..................    CLASS B                16.77               (9.02)            24.50            26.42
Multimanager
 Technology.............    CLASS B                13.43               (4.82)            17.70            58.44
Mutual Shares
 Securities
 Fund(l)................    CLASS 2                14.24               (1.04)            13.77               --
Oppenheimer
 Global
 Securities
 Fund/VA................ SERVICE CLASS             20.54               (8.89)            15.35            38.79
PIMCO Variable
 Insurance Trust
 CommodityRealReturn(R)
 Strategy
 Portfolio(l)........... ADVISOR CLASS              5.12               (7.54)            35.41               --
PIMCO Variable
 Insurance Trust
 Global Bond
 Portfolio               ADMINISTRATIVE
 (Unhedged).............     CLASS                  6.59                7.16             11.28            16.49
PIMCO Variable
 Insurance Trust
 Real Return
 Portfolio(l)........... ADVISOR CLASS              8.65               11.57              3.84               --
PIMCO Variable
 Insurance Trust
 Total Return
 Portfolio(l)........... ADVISOR CLASS              9.49                3.51              3.97               --
T. Rowe Price
 Equity Income
 Portfolio - II(l)......    CLASS II               16.92               (1.01)            16.43               --

                         --


                         --

                         ------
Multimanager
 Mid Cap
 Growth................. (43.58)%
Multimanager
 Mid Cap
 Value.................. (35.97)
Multimanager
 Multi-Sector
 Bond................... (23.58)
Multimanager
 Multi-Sector
 Bond................... (23.51)
Multimanager
 Small Cap
 Growth................. (42.12)
Multimanager
 Small Cap
 Value.................. (37.86)
Multimanager
 Technology............. (47.08)
Mutual Shares
 Securities
 Fund(l)................     --
Oppenheimer
 Global
 Securities
 Fund/VA................ (40.52)
PIMCO Variable
 Insurance Trust
 CommodityRealReturn(R)
 Strategy
 Portfolio(l)...........     --
PIMCO Variable
 Insurance Trust
 Global Bond
 Portfolio
 (Unhedged).............  (1.19)
PIMCO Variable
 Insurance Trust
 Real Return
 Portfolio(l)...........     --
PIMCO Variable
 Insurance Trust
 Total Return
 Portfolio(l)...........     --
T. Rowe Price
 Equity Income
 Portfolio - II(l)......     --

                                    FSA-120

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2012

8. Financial Highlights (Continued)

                                                       AT DECEMBER 31,
                                  ---------------------------------------------------------
                                                       TOTAL RETURN***
                                                      LOWEST TO HIGHEST
                                  ---------------------------------------------------------
                  SHARE CLASS+       2012            2011            2010           2009            2008
                  --------------- ---------      ----------       ---------      ----------      ----------
Templeton
 Developing
 Markets
 Securities
 Fund(l).........    CLASS 2              13.16%         (15.85)%         34.35%             --%             --%
Templeton Global
 Bond Securities
 Fund(l).........    CLASS 2              15.06           (0.87)          11.61              --              --
Templeton
 Growth
 Securities
 Fund(l).........    CLASS 2              21.07           (6.97)          19.84              --              --
UIF Emerging
 Markets Debt
 Portfolio.......    CLASS I              17.95            7.02            9.77           30.21          (14.98)
Van Eck VIP
 Emerging
 Markets
 Fund............ INITIAL CLASS           29.76          (25.72)          26.83          113.12          (64.77)
Van Eck VIP
 Global Bond
 Fund............ INITIAL CLASS            5.59            8.14            6.16            5.98            3.64
Van Eck VIP
 Global Hard
 Assets Fund..... CLASS S SHARES           3.10          (16.69)          42.78              --              --
Van Eck VIP
 Global Hard
 Assets Fund..... INITIAL CLASS            3.40          (16.45)          29.24           57.55          (46.13)

-----------
  (a)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (b)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (c)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (d)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (e)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (f)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (g)Units were made available for sale on September 18, 2009.
  (h)EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009.
  (i)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
  (j)EQ/Intermediate Government Bond replaced EQ/Government Securities due to a fund merger on September 25, 2009.
  (k)EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
  (l)Units were made available for sale on May 24, 2010.
  (m)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010.
  (n)Invesco V.I. Diversified Dividend Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011. (See Note 6)
  (o)Units were made available for sale on May 2, 2011.
  (p)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)
  (q)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011. The total return, expense ratio and unit value associated with Class A shares relate to units issued as a result of a merger. Units were made available for sale on May 23, 2011. (See Note 6)
  (1)Represents the lowest to highest unit values of Class B shares of the Variable Investment Option in 2012 and 2011.
  (2)Represents the lowest to highest unit values of Class A shares of the Variable Investment Option in 2012 and 2011.
  (3)In 2012 and 2011, the lowest unit value is attributable to Class A shares and the highest unit value is attributable to Class B shares of the Variable Investment Option.
  (4)In 2012 and 2011, the lowest unit value is attributable to Class B shares and the highest unit value is attributable to Class A shares of the Variable Investment Option.
  (5)Represents the lowest to highest unit values of Initial Shares, Service Class, Service Class 2, Class 2, Class I, Class II, Class S Shares, Common Shares, Series I, Series II, Institutional Shares, Service Shares, Initial Class, Administrative Class or Advisor Class shares of the Variable Investment Option in 2012 and 2011.

                                    FSA-121

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2012

8. Financial Highlights (Concluded)

  (6)Represents the lowest to highest expense ratios of Class B shares of the Variable Investment Option in 2012 and 2011.
  (7)Represents the lowest to highest expense ratios of Class A shares of the Variable Investment Option in 2012 and 2011.
  (8)In 2012 and 2011, the lowest expense ratio is attributable to Class A shares and the highest expense ratio is attributable to Class B shares of the Variable Investment Option.
  (9)In 2012 and 2011, the lowest expense ratio is attributable to Class B shares and the highest expense ratio is attributable to Class A shares of the Variable Investment Option.
 (10)Represents the lowest to highest expense ratios of Initial Shares, Service Class, Service Class 2, Class 2, Class I, Class II, Class S Shares, Common Shares, Series I, Series II, Institutional Shares, Service Shares, Initial Class, Administrative Class or Advisor Class shares of the Variable Investment Option in 2012 and 2011.
 (11)In 2012 and 2011, the lowest unit value is attributable to Service Class shares and the highest unit value is attributable to Initial Class shares of the Variable Investment Option.
 (12)In 2012 and 2011, the lowest expense ratio is attributable to Initial Class shares and the highest expense ratio is attributable to Service Class shares of the Variable Investment Option.
 (13)In 2012 and 2011, the lowest unit value is attributable to Institutional Shares shares and the highest unit value is attributable to Service Shares of the Variable Investment Option.
 (14)In 2012 and 2011, the lowest expense ratio is attributable to Institutional Shares and the highest unit value is attributable to Service Shares of the Variable Investment Option.

  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Fund, net of investment advisory fees assessed by the Fund's investment advisor and other expenses of the Fund, divided by the average net assets of the Variable Investment Option. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Fund in which the Variable Investment Options invest.
  ** This ratio represents the annual contract expenses of the separate account, consisting of mortality and risk expenses, for each period indicated. The ratio includes only those expenses that result in a direct reduction to a net unit value. Charges made directly to Contractowner accounts by redemption of Units and expenses of the respective Fund are excluded from this ratio.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Fund, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  + Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2012 through the date on which the financial statements were issued.

   REINSURANCE TRANSACTION (UNAUDITED):

   On April 10, 2013, MLOA entered into an agreement with Protective Life Insurance Company ("Protective Life") to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. Upon the closing of the agreement, MLOA will receive consideration totaling $373 million. The transaction, which is subject to regulatory approvals and the satisfaction of other customary conditions, is expected to close in 2013.

   Except as noted above, it has been determined that there are no other subsequent transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-122

                             FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                    MONY LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm.................... F-1

Financial Statements:
  Balance Sheets, December 31, 2012 and December 31, 2011.................. F-2
  Statements of Earnings (Loss), Years Ended December 31, 2012, 2011 and
   2010.................................................................... F-3
  Statements of Comprehensive Income (Loss), Years Ended December 31,
   2012, 2011 and 2010..................................................... F-4
  Statements of Shareholder's Equity, Years Ended December 31, 2012, 2011
   and 2010................................................................ F-5
  Statements of Cash Flows, Years Ended December 31, 2012, 2011 and 2010... F-6
  Notes to Financial Statements............................................ F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of earnings (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America ("the Company") at December 31, 2012 and 2011 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs associated with acquiring or renewing insurance contracts.

/s/
PricewaterhouseCoopers LLP
New York, New York

March 8, 2013, except for the effects of the revision discussed in Note 2 related to the overstatement of initial fee liability and understatement of deferred policy acquisition cost amortization to the financial statements, as which the date is April 23, 2013.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                                BALANCE SHEETS
                          DECEMBER 31, 2012 AND 2011

                                                                                                     2012     2011
                                                                                                   -------- --------
                                                                                                     (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities available for sale, at fair value............................................... $  2,026 $  1,967
 Mortgage loans on real estate....................................................................       45      124
 Policy loans.....................................................................................      137      134
 Other invested assets............................................................................       71       74
                                                                                                   -------- --------
   Total investments..............................................................................    2,279    2,299
Cash and cash equivalents.........................................................................      151       61
Amounts due from reinsurers.......................................................................      158      136
Deferred policy acquisition costs.................................................................      218      172
Value of business acquired........................................................................      103       97
Other assets......................................................................................       39       39
Separate Accounts' assets.........................................................................    1,640    1,604
                                                                                                   -------- --------

TOTAL ASSETS...................................................................................... $  4,588 $  4,408
                                                                                                   ======== ========

LIABILITIES
Policyholders' account balances................................................................... $  1,615 $  1,608
Future policy benefits and other policyholders liabilities........................................      397      380
Other liabilities.................................................................................       52       12
Current and deferred income taxes.................................................................      143      129
Separate Accounts' liabilities....................................................................    1,640    1,604
                                                                                                   -------- --------
   Total liabilities..............................................................................    3,847    3,733
                                                                                                   -------- --------

Commitments and contingent liabilities (Notes 2, 5, 8, 9, and 12)

SHAREHOLDER'S EQUITY
 Common Stock, $1.00 par value; 5.0 million shares authorized, 2.5 million issued and outstanding.        2        2
 Capital in excess of par value...................................................................      516      515
 Retained earnings................................................................................      141      103
 Accumulated other comprehensive income (loss)....................................................       82       55
                                                                                                   -------- --------
   Total shareholder's equity.....................................................................      741      675
                                                                                                   -------- --------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........................................................ $  4,588 $  4,408
                                                                                                   ======== ========

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                         STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                   2012    2011    2010
                                                                                  ------  ------  ------
                                                                                       (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income..................... $  117  $  123  $  122
Premiums.........................................................................     32      42      39
Net investment income (loss).....................................................    110     116     119
Investment gains (losses), net:
 Total other-than-temporary impairment losses....................................     (7)     (2)    (56)
 Portion of loss recognized in other comprehensive income (loss).................     --      --       2
                                                                                  ------  ------  ------
   Net impairment losses recognized..............................................     (7)     (2)    (54)
 Other investment gains (losses), net............................................      2       1       6
                                                                                  ------  ------  ------
     Total investment gains (losses), net........................................     (5)     (1)    (48)
                                                                                  ------  ------  ------
Other income (loss)..............................................................      7       4       8
Increase (decrease) in the fair value of the reinsurance contract asset..........     (2)      7       1
                                                                                  ------  ------  ------
     Total revenues..............................................................    259     291     241
                                                                                  ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits..........................................................    103      96      93
Interest credited to policyholders' account balances.............................     61      61      68
Compensation and benefits........................................................     25      30      32
Commissions......................................................................     38      33      27
Interest expense.................................................................     --      --       1
Amortization of deferred policy acquisition costs and value of business acquired.    (27)    (12)     41
Capitalization of deferred policy acquisition costs..............................    (31)    (25)    (21)
Rent expense.....................................................................      2       3       3
Other operating costs and expenses...............................................     44      29      27
                                                                                  ------  ------  ------
     Total benefits and other deductions.........................................    215     215     271
                                                                                  ------  ------  ------
Earnings (loss), before income taxes.............................................     44      76     (30)
Income tax (expense) benefit.....................................................     (6)      1      11
                                                                                  ------  ------  ------
Net Earnings (Loss).............................................................. $   38  $   77  $  (19)
                                                                                  ======  ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                2012  2011   2010
                                                                                ----- ----- ------
                                                                                   (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
 Net earnings (loss)........................................................... $  38 $  77 $  (19)
                                                                                ----- ----- ------

 Other comprehensive income (loss), net of income taxes:
     Change in unrealized gains (losses), net of reclassification adjustment...    27    10     56
                                                                                ----- ----- ------
     Total other comprehensive income (loss), net of income taxes..............    27    10     56
                                                                                ----- ----- ------

Comprehensive Income (Loss).................................................... $  65 $  87 $   37
                                                                                ===== ===== ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                      STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                    2012   2011   2010
                                                                   ------ ------ ------
                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY
 Common stock, at par value, beginning and end of year............ $    2 $    2 $    2
                                                                   ------ ------ ------

 Capital in excess of par value, beginning of year................    515    514    512
 Changes in capital in excess of par value........................      1      1      2
                                                                   ------ ------ ------
 Capital in excess of par value, end of year......................    516    515    514
                                                                   ------ ------ ------

 Retained earnings, beginning of year.............................    103     26     68
 Impact of implementing new accounting guidance, net of taxes.....     --     --    (23)
                                                                   ------ ------ ------
 Retained earnings, beginning of year, as adjusted................    103     26     45
 Net earnings (loss)..............................................     38     77    (19)
                                                                   ------ ------ ------
 Retained earnings, end of year...................................    141    103     26
                                                                   ------ ------ ------

 Accumulated other comprehensive income (loss), beginning of year.     55     45    (11)
 Other comprehensive income (loss)................................     27     10     56
                                                                   ------ ------ ------
 Accumulated other comprehensive income (loss), end of year.......     82     55     45
                                                                   ------ ------ ------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR........................... $  741 $  675 $  587
                                                                   ====== ====== ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                           STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                                                                                                       2012   2011   2010
                                                                                                      -----  -----  -----
                                                                                                         (IN MILLIONS)
Net earnings (loss).................................................................................. $  38  $  77  $ (19)
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
 Interest credited to policyholders' account balances................................................    61     61     68
 Universal life and investment-type product policy fee income........................................  (117)  (123)  (122)
 Change in accrued investment income.................................................................     2      1     --
 Investment (gains) losses, net......................................................................     5      1     48
 Change in deferred policy acquisition costs and value of business acquired..........................   (58)   (37)    20
 Change in the fair value of the reinsurance contract asset..........................................     2     (7)    (1)
 Change in future policy benefits....................................................................    (5)     3     (4)
 Change in other policyholders liabilities...........................................................     5     (3)     1
 Change in current and deferred income taxes.........................................................    (1)    15    (10)
 Provision for depreciation and amortization.........................................................     5      3      5
 Dividend from AllianceBernstein.....................................................................     3      4      5
 Other, net..........................................................................................    11    (18)    (1)
                                                                                                      -----  -----  -----

Net cash provided by (used in) operating activities..................................................   (49)   (23)   (10)
                                                                                                      -----  -----  -----

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans....................................   139    156    101
 Sales of investments................................................................................    60     16    122
 Purchases of investments............................................................................  (134)  (190)  (103)
 Other, net..........................................................................................    (8)    (5)    (9)
                                                                                                      -----  -----  -----

Net cash provided by (used in) investing activities..................................................    57    (23)   111
                                                                                                      -----  -----  -----

Cash flows from financing activities:
 Policyholders' account balances:
   Deposits..........................................................................................   148    156    163
   Withdrawals and transfers to Separate Accounts....................................................   (66)  (141)  (209)
 Repayments of note to affiliate.....................................................................    --     --    (20)
                                                                                                      -----  -----  -----

Net cash provided by (used in) financing activities..................................................    82     15    (66)
                                                                                                      -----  -----  -----

Change in cash and cash equivalents..................................................................    90    (31)    35
Cash and cash equivalents, beginning of year.........................................................    61     92     57
                                                                                                      -----  -----  -----

Cash and Cash Equivalents, End of Year............................................................... $ 151  $  61  $  92
                                                                                                      =====  =====  =====

Supplemental cash flow information:
 Interest paid....................................................................................... $  --  $  --  $   1
                                                                                                      =====  =====  =====

Schedule of non-cash financing activities:
 Shared-based Programs............................................................................... $   1  $   1  $   2
                                                                                                      =====  =====  =====

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION

   MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the financial position of MLOA and its results of operations and cash flows for the periods presented.

   The years "2012", "2011" and "2010" refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Revision of Prior Period Financial Statements

   During the year ended 2012, MLOA's management identified a pre-tax $31 million ($20 million post-tax) overpayment related to its intercompany commission expenses with AXA Network resulting in an overstatement of commissions and other operating costs and expenses and a net $6 million pre-tax ($4 million post-tax) of overstatement of initial fee liability and understatement of deferred policy acquisition costs ("DAC") amortization for the years 2011 and 2010. MLOA's management does not believe these overpayments and the impact of revisions to initial fee liability and amortization of DAC to be material to MLOA's results of operations, financial position, or cash flows for any of MLOA's previously filed annual financial statements. As the correction due to the overpayment would be material to the results of operations and cash flows for 2012, MLOA's Statements of Earnings and Statements of Cash Flows for the years ended 2011 and 2010 and Balance sheet as of December 31, 2011, included herein have been revised.

   The following table presents the effects of the revision to MLOA's previously reported balance sheets:

                                                                AS PREVIOUSLY
                                                                  REPORTED     ADJUSTMENT   AS ADJUSTED
                                                               --------------- ----------  --------------
                                                                             (IN MILLIONS)
DECEMBER 31, 2011:
 ASSETS:
   Deferred policy acquisition costs.......................... $           228 $       (4) $          224
 LIABILITIES:
   Future policy benefits and other policyholders liabilities. $           390 $      (10) $          380
   Other liabilities..........................................              43        (31)             12
   Current and deferred income taxes..........................             134         13             147
 EQUITY:
   Retained earnings..........................................             113         24             137
   Total shareholder's equity.................................             685         24             709

   The following table presents the effects of the revision to MLOA's previously reported statements of earnings (loss):

                                                                     AS PREVIOUSLY
                                                                       REPORTED        ADJUSTMENT      AS ADJUSTED
                                                                    --------------  ---------------  ---------------
                                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
 Revenues:
   Universal life and investment-type product policy fee income.... $          117  $             6  $           123
 Benefits and Other Deductions:
   Commissions.....................................................             45              (12)              33
   Amortization of deferred policy acquisition costs and value of
     business acquired.............................................            (14)               2              (12)
   Other operating costs and expenses..............................             35               (6)              29
 Earnings (loss), before income taxes..............................             64               22               86
 Income tax (expense) benefit......................................              5               (7)              (2)
 Net earnings (loss)...............................................             69               15               84

YEAR ENDED DECEMBER 31, 2010:
 Revenues:
   Universal life and investment-type product policy fee income.... $          118  $             4  $           122
 Benefits and Other Deductions:
   Commissions.....................................................             35               (8)              27
   Amortization of deferred policy acquisition costs and value of
     business acquired.............................................             41                2               43
   Other operating costs and expenses..............................             30               (3)              27
 Earnings (loss), before income taxes..............................            (37)              13              (24)
 Income tax (expense) benefit......................................             14               (5)               9
 Net earnings (loss)...............................................            (23)               8              (15)

   The following table presents the effects of the revision to MLOA's previously reported statements of cash flows:

                                                                  AS PREVIOUSLY
                                                                    REPORTED      ADJUSTMENT    AS ADJUSTED
                                                                 --------------  -----------  --------------
                                                                                (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................................. $           69  $        15  $           84
   Universal life and investment-type product policy fee income.           (117)          (6)           (123)
   Change in deferred policy acquisition costs and value of
     business acquired..........................................            (49)           2             (47)
   Change in current and deferred income taxes..................             11            7              18
   Other, net...................................................             --          (18)            (18)

YEAR ENDED DECEMBER 31, 2010:
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings................................................. $          (23) $         8  $          (15)
   Universal life and investment-type product policy fee income.           (118)          (4)           (122)
   Change in deferred policy acquisition costs and value of
     business acquired..........................................             12            2              14
   Change in current and deferred income taxes..................            (13)           5              (8)
   Other, net...................................................             10          (11)             (1)

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the Financial Accounting Standards Board ("FASB") issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. MLOA adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to MLOA's previously reported balance sheets:

                                       AS PREVIOUSLY REPORTED
                                        AND ADJUSTED HEREIN        ADJUSTMENT       AS ADJUSTED
                                      ------------------------- ----------------  ---------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
 ASSETS:
   Deferred policy acquisition costs. $                     224 $            (52) $           172
 LIABILITIES:
   Current and deferred income taxes.                       147              (18)             129
 EQUITY:
   Retained earnings.................                       137              (34)             103
   Total shareholder's equity........                       709              (34)             675

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to MLOA's previously reported statements of earnings (loss):

                                                                    AS PREVIOUSLY REPORTED
                                                                     AND ADJUSTED HEREIN   ADJUSTMENT    AS ADJUSTED
                                                                    ---------------------- ----------  --------------
                                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................. $                 (12) $       --  $          (12)
   Capitalization of deferred policy acquisition costs.............                   (35)         10             (25)
 Earnings (loss), before income taxes..............................                    86         (10)             76
 Income tax (expense) benefit......................................                    (2)          3               1
 Net earnings (loss)...............................................                    84          (7)             77

YEAR ENDED DECEMBER 31, 2010:
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs and value of
     business acquired............................................. $                  43  $       (2) $           41
   Capitalization of deferred policy acquisition costs.............                   (29)          8             (21)
 Earnings (loss), before income taxes..............................                   (24)         (6)            (30)
 Income tax (expense) benefit......................................                     9           2              11
 Net earnings (loss)...............................................                   (15)         (4)            (19)

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to MLOA's previously reported statements of cash flows:

                                                               AS PREVIOUSLY REPORTED
                                                                AND ADJUSTED HEREIN     ADJUSTMENT    AS ADJUSTED
                                                              -----------------------  -----------  --------------
                                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings.............................................. $                    84  $        (7) $           77
   Change in deferred policy acquisition costs and value of
     business acquired.......................................                     (47)          10             (37)
   Change in current and deferred income taxes...............                      18           (3)             15

YEAR ENDED DECEMBER 31, 2010:
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings.............................................. $                   (15) $        (4) $          (19)
   Change in deferred policy acquisition costs and value of
     business acquired.......................................                      14            6              20
   Change in current and deferred income taxes...............                      (8)          (2)            (10)

   Adoption of New Accounting Pronouncements

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Implementation of this guidance did not have a material impact on MLOA's financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, MLOA currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards ("IFRS"). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Implementation of this guidance did not have a material impact on MLOA's financial statements.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

     . Consider the receivable impaired when calculating the allowance for credit losses; and

     . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on MLOA's financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010, have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on MLOA's financial statements.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on MLOA's financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or
   (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on MLOA's financial statements.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   MLOA determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests that MLOA has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of variable interest entities ("VIE") are consolidated. Those that MLOA does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. MLOA records its interest in certain of these partnerships on a one quarter lag basis.

   Equity securities, which include common stock and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in Other invested assets with changes in fair value reported in OCI.

   Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

     . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

     . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

     . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

     . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

     . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

     . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

     . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

     . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

     . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $6 million and $7 million for commercial and $0 million and $0 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   MLOA uses equity options to hedge its exposure to equity linked and commodity indexed crediting rates on certain universal variable life products.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by MLOA are accounted for as a separate component of AOCI, net of related deferred income taxes and amounts attributable to DAC and value of business acquired ("VOBA") related to variable life and investment-type products.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   MLOA defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, MLOA often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, MLOA either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $1,557 million and $1,528 million or approximately 40.9% and 42.1% of MLOA's total assets measured at fair value on a recurring basis (excluding guaranteed minimum income benefits ("GMIB") reinsurance contracts measured at fair value on a recurring basis). The fair values of MLOA's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which MLOA maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, MLOA ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, MLOA may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which MLOA's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $469 million and $439 million or approximately 12.3% and 12.1% of MLOA's total assets measured at fair value on a recurring basis. The fair values of MLOA's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect MLOA's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 47.4% and 45.9% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 50.6% and 52.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $20 million and $28 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 2.0% and 1.9% of assets measured at fair value on a recurring basis and primarily include corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $0 million and $0 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $41 million and $35 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, MLOA continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, MLOA adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB reinsurance contract asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of MLOA are considered in determining the fair values of its GMIB reinsurance contract asset, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2012 and 2011 to recognize incremental counterparty non-performance risk.

   Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC"), single premium deferred annuities and certain annuities, which are included in Policyholder's account balances, are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates.

   Recognition of Insurance Income and Related Expenses

   Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   DAC and VOBA

   DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (up to 50 years from the date of issue) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

   AMORTIZATION POLICY. For universal life ("UL") products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC and VOBA are amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholders' equity as of the balance sheet date.

   A significant assumption in the amortization of DAC and VOBA on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC and VOBA amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (7.37% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.37% net of product weighted average Separate Account fees) and 0.0% (-1.63% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in seven quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment-type products relate to contract persistency and General Account investment spread.

   DAC and VOBA associated with non-participating traditional life policies, are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC and VOBA related to these policies are subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC and VOBA are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   MLOA issues or has issued certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 6.0% for life insurance liabilities and from 3.0% to 6.0% for annuity liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Separate Accounts

   Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

   The investment results of Separate Accounts, including unrealized gains (losses), on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $196 million, $(49) million and $247 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   MLOA reports the General Account's interests in Separate Accounts as other invested assets in the balance sheets.

   Other Accounting Policies

   AXA Financial and certain of its consolidated subsidiaries, including MLOA, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities classified as AFS; no equity securities were classified as AFS.

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS        GROSS
                                       AMORTIZED   UNREALIZED   UNREALIZED                    OTTI
                                         COST        GAINS        LOSSES      FAIR VALUE   IN AOCI/(3)/
                                       --------- -------------- ----------- -------------- -----------
                                                                (IN MILLIONS)
DECEMBER 31, 2012:
Fixed Maturities:
 Corporate............................ $  1,553  $          167 $         1 $        1,719 $       --
 U.S. Treasury, government and agency.      106               7          --            113         --
 States and political subdivisions....       25               3          --             28         --
 Foreign governments..................        2              --          --              2         --
 Commercial mortgage-backed...........       57               5          27             35          2
 Residential mortgage-backed/(1)/.....       19               1          --             20         --
 Asset-backed/(2)/....................        9               2          --             11         --
 Redeemable preferred stock...........       97               2           1             98         --
                                       --------  -------------- ----------- -------------- ----------

Total at December 31, 2012............ $  1,868  $          187 $        29 $        2,026 $        2
                                       ========  ============== =========== ============== ==========

December 31, 2011:
Fixed Maturities:
 Corporate............................ $  1,554  $          147 $         8 $        1,693 $       --
 U.S. Treasury, government and agency.       99               6          --            105         --
 States and political subdivisions....       21               1          --             22         --
 Foreign governments..................        4              --          --              4         --
 Commercial mortgage-backed...........       63              --          34             29          2
 Residential mortgage-backed/(1)/.....       26               2          --             28         --
 Asset-backed/(2)/....................        9               1          --             10         --
 Redeemable preferred stock...........       81              --           5             76         --
                                       --------  -------------- ----------- -------------- ----------

Total at December 31, 2011............ $  1,857  $          157 $        47 $        1,967 $        2
                                       ========  ============== =========== ============== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2012 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2012

                                        AMORTIZED
                                          COST    FAIR VALUE
                                        --------- -----------
                                            (IN MILLIONS)
Due in one year or less................ $    346  $       356
Due in years two through five..........      516          568
Due in years six through ten...........      660          761
Due after ten years....................      164          177
                                        --------  -----------
   Subtotal............................    1,686        1,862
Commercial mortgage-backed securities..       57           35
Residential mortgage-backed securities.       19           20
Asset-backed securities................        9           11
                                        --------  -----------
Total.................................. $  1,771  $     1,928
                                        ========  ===========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2012, 2011 and 2010:

                                                 December 31,
                                             -------------------
                                              2012   2011   2010
                                             -----  -----  -----
                                                (IN MILLIONS)
Proceeds from sales......................... $  13  $  20  $  88
                                             =====  =====  =====
Gross gains on sales........................ $   2  $   1  $   4
                                             =====  =====  =====
Gross losses on sales....................... $  --  $   1  $   2
                                             =====  =====  =====
Total OTTI.................................. $  (7) $  (2) $ (56)
Non-credit losses recognized in OCI.........    --     --      2
                                             -----  -----  -----
Credit losses recognized in earnings (loss). $  (7) $  (2) $ (54)
                                             =====  =====  =====

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                         2012    2011
                                                                                        ------  ------
                                                                                         (IN MILLIONS)
Balances at January 1,................................................................. $  (74) $  (83)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      9      11
Recognized impairments on securities impaired to fair value this period/(1)/...........     --      --
Impairments recognized this period on securities not previously impaired...............     (6)     (2)
Additional impairments this period on securities previously impaired...................     (1)     --
Increases due to passage of time on previously recorded credit losses..................     --      --
Accretion of previously recognized impairments due to increases in expected cash flows.     --      --
                                                                                        ------  ------
Balances at December 31,............................................................... $  (72) $  (74)
                                                                                        ======  ======

   /(1)/Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                DECEMBER 31,
                               -------------
                                2012   2011
                               ------ ------
                               (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    2 $   (5)
   All other..................    156    115
                               ------ ------
Net Unrealized (Gains) Losses. $  158 $  110
                               ====== ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                               AOCI GAIN
                                                             NET                                 (LOSS)
                                                         UNREALIZED              DEFERRED      RELATED TO
                                                            GAINS                 INCOME     NET UNREALIZED
                                                         (LOSSES) ON  DAC AND    TAX ASSET     INVESTMENT
                                                         INVESTMENTS   VOBA     (LIABILITY)  GAINS (LOSSES)
                                                         ----------- --------  ------------  --------------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2012................................ $       (5) $      1  $          2  $          (2)
Net investment gains (losses) arising during the period.          6        --            --              6
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................          1        --            --              1
   Excluded from Net earnings (loss)/(1)/...............         --        --            --             --
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA.........................................         --        (2)           --             (2)
   Deferred income taxes................................         --        --            (2)            (2)
                                                         ----------  --------  ------------  -------------
BALANCE, DECEMBER 31, 2012.............................. $        2  $     (1) $         --  $           1
                                                         ==========  ========  ============  =============

BALANCE, JANUARY 1, 2011................................ $       (3) $     --  $          1  $          (2)
Net investment gains (losses) arising during the period.         (2)       --            --             (2)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................         --        --            --             --
   Excluded from Net earnings (loss)/(1)/...............         --        --            --             --
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA.........................................         --         1            --              1
   Deferred income taxes................................         --        --             1              1
                                                         ----------  --------  ------------  -------------
BALANCE, DECEMBER 31, 2011.............................. $       (5) $      1  $          2  $          (2)
                                                         ==========  ========  ============  =============

   /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                  AOCI GAIN
                                                             NET                                    (LOSS)
                                                         UNREALIZED                 DEFERRED      RELATED TO
                                                            GAINS                    INCOME     NET UNREALIZED
                                                         (LOSSES) ON    DAC AND     TAX ASSET     INVESTMENT
                                                         INVESTMENTS     VOBA      (LIABILITY)  GAINS (LOSSES)
                                                         ------------ -----------  ----------- ----------------
                                                                              (IN MILLIONS)
BALANCE, JANUARY 1, 2012................................ $        115 $       (27) $      (31) $             57
Net investment gains (losses) arising during the period.           37          --          --                37
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            4          --          --                 4
   Excluded from Net earnings (loss)/(1)/...............           --          --          --                --
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA.........................................           --          (4)         --                (4)
   Deferred income taxes................................           --          --         (13)              (13)
                                                         ------------ -----------  ----------  ----------------
BALANCE, DECEMBER 31, 2012.............................. $        156 $       (31) $      (44) $             81
                                                         ============ ===========  ==========  ================

BALANCE, JANUARY 1, 2011................................ $         77 $        (6) $      (24) $             47
Net investment gains (losses) arising during the period.           36          --          --                36
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            2          --          --                 2
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA.........................................           --         (21)         --               (21)
   Deferred income taxes................................           --          --          (7)               (7)
                                                         ------------ -----------  ----------  ----------------
BALANCE, DECEMBER 31, 2011.............................. $        115 $       (27) $      (31) $             57
                                                         ============ ===========  ==========  ================

   /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 76 issues at December 31, 2012 and the 93 issues at December 31, 2011 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                          LESS THAN 12 MONTHS     12 MONTHS OR LONGER           TOTAL
                                       ------------------------  ---------------------  ---------------------
                                                       GROSS                  GROSS                  GROSS
                                                     UNREALIZED             UNREALIZED             UNREALIZED
                                        FAIR VALUE     LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                       ------------- ----------  ---------- ----------  ---------- ----------
                                                                    (IN MILLIONS)
DECEMBER 31, 2012
Fixed Maturities:
 Corporate............................ $          44 $       --  $      14  $       (1) $      58  $       (1)
 U.S. Treasury, government and agency.             1         --         --          --          1          --
 States and political subdivisions....            --         --         --          --         --          --
 Foreign governments..................            --         --          2          --          2          --
 Commercial mortgage-backed...........            --         (1)        26         (26)        26         (27)
 Residential mortgage-backed..........            --         --         --          --         --          --
 Asset-backed.........................            --         --         --          --         --          --
 Redeemable preferred stock...........            14         --         30          (1)        44          (1)
                                       ------------- ----------  ---------  ----------  ---------  ----------

Total................................. $          59 $       (1) $      72  $      (28) $     131  $      (29)
                                       ============= ==========  =========  ==========  =========  ==========

                                 Less Than 12 Months      12 Months or Longer            Total
                              ------------------------  -----------------------  ---------------------
                                             Gross                     Gross                  Gross
                                           Unrealized                Unrealized             Unrealized
                              Fair Value     Losses     Fair Value     Losses    Fair Value   Losses
                              ---------- -------------  ----------- -----------  ---------- ----------
                                                            (In Millions)
December 31, 2011
Fixed Maturities:
 Corporate................... $      105 $          (6) $        13 $        (2) $      118 $       (8)
 Foreign governments.........         --            --            2          --           2         --
 Commercial mortgage-backed..          1            (2)          27         (32)         28        (34)
 Residential mortgage-backed.         --            --           --          --          --         --
 Redeemable preferred stock..         29            (2)          30          (3)         59         (5)
                              ---------- -------------  ----------- -----------  ---------- ----------

Total........................ $      135 $         (10) $        72 $       (37) $      207 $      (47)
                              ========== =============  =========== ===========  ========== ==========

   MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA, other than securities of the U.S. government, U.S. government agencies and certain securities guaranteed by the U.S. government. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.2% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2012 and 2011 were $27 million and $27 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2012 and 2011, respectively, approximately $125 million and $150 million, or 6.7% and 8.1%, of the $1,868 million and $1,857 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $17 million and $35 million at December 31, 2012 and 2011, respectively.

   MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2012 and 2011, respectively, MLOA owned $4 million and $4 million in RMBS backed by subprime residential mortgage loans, and $0 million and $0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2012, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   Valuation Allowances for Mortgage Loans:

   Allowances for credit losses for mortgage loans in 2012, 2011 and 2010 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                     2012     2011     2010
                                                    -----    -----    -----
                                                         (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   3    $   2    $   2
   Charge-offs.....................................    --       --       --
   Recoveries......................................    --       --       --
   Provision.......................................     1        1       --
                                                    -----    -----    -----
Ending Balance, December 31,....................... $   4    $   3    $   2
                                                    =====    =====    =====

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   4    $   3    $   2
                                                    =====    =====    =====
   Collectively Evaluated for Impairment........... $  --    $  --    $  --
                                                    =====    =====    =====

   Loans Acquired with Deteriorated Credit Quality. $  --    $  --    $  --
                                                    =====    =====    =====

   There were no allowances for credit losses for agricultural mortgage loans in 2012, 2011 and 2010.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial mortgage loans at December 31, 2012 and 2011, respectively, and for agricultural mortgage loans at December 31, 2011.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2012

                                                DEBT SERVICE COVERAGE RATIO
                                 ----------------------------------------------------------
                                                                                    LESS     TOTAL
                                  GREATER  1.8X TO   1.5X TO   1.2X TO   1.0X TO    THAN    MORTGAGE
                                 THAN 2.0X  2.0X      1.8X      1.5X      1.2X      1.0X     LOANS
LOAN-TO-VALUE RATIO:/(2)/        --------- -------- ---------- -------- --------- --------- ---------
COMMERCIAL MORTGAGE LOANS/(1)/                              (IN MILLIONS)
0% - 50%........................ $      4  $     -- $       17 $     -- $      12 $      -- $      33
50% - 70%.......................       --        --         --        6        --        --         6
70% - 90%.......................       --        --         --       --        --        --        --
90% plus........................       10        --         --       --        --        --        10
                                 --------  -------- ---------- -------- --------- --------- ---------

Total Commercial Mortgage Loans. $     14  $     -- $       17 $      6 $      12 $      -- $      49
                                 ========  ======== ========== ======== ========= ========= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2011

                                                  Debt Service Coverage Ratio
                                   ----------------------------------------------------------
                                                                                       Less    Total
                                    Greater    1.8x to   1.5x to   1.2x to  1.0x to    than   Mortgage
                                   than 2.0x    2.0x      1.8x      1.5x     1.2x      1.0x    Loans
Loan-to-Value Ratio:/(2)/          ---------- --------- ---------- -------- -------- -------- ---------
Commercial Mortgage Loans/(1)/                                (In Millions)
0% - 50%.......................... $        5 $      -- $       17 $     -- $      1 $     -- $      23
50% - 70%.........................         --        --         --       41       --       --        41
70% - 90%.........................         --        --         --        6       --       --         6
90% plus..........................         10        --         --       --       --       --        10
                                   ---------- --------- ---------- -------- -------- -------- ---------

Total Commercial Mortgage Loans... $       15 $      -- $       17 $     47 $      1 $     -- $      80
                                   ========== ========= ========== ======== ======== ======== =========

Loan-to-Value Ratio:/(2)/
Agricultural Mortgage Loans/(1)/
0% - 50%.......................... $        1 $      -- $        5 $      9 $      1 $     21 $      37
50% - 70%.........................          1        --          2        2        3        2        10
70% - 90%.........................         --        --         --       --       --       --        --
90% plus..........................         --        --         --       --       --       --        --
                                   ---------- --------- ---------- -------- -------- -------- ---------

Total Agricultural Mortgage Loans. $        2 $      -- $        7 $     11 $      4 $     23 $      47
                                   ========== ========= ========== ======== ======== ======== =========

Loan-to-Value Ratio:/(2)/
Total Mortgage Loans/(1)/
0% - 50%.......................... $        6 $      -- $       22 $      9 $      2 $     21 $      60
50% - 70%.........................          1        --          2       43        3        2        51
70% - 90%.........................         --        --         --        6       --       --         6
90% plus..........................         10        --         --       --       --       --        10
                                   ---------- --------- ---------- -------- -------- -------- ---------

Total Mortgage Loans.............. $       17 $      -- $       24 $     58 $      5 $     23 $     127
                                   ========== ========= ========== ======== ======== ======== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2012 and 2011, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                         RECORDED
                                                                                        INVESTMENT
                                                                         TOTAL    (GREATER THAN) 90 DAYS
                      30-59 60-89      90 DAYS                         FINANCING           AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL  CURRENT   RECEIVABLES        ACCRUING
                      ----- ----- ------------------ ----- ---------- ----------- ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2012

 Commercial.......... $  -- $  -- $               -- $  -- $       49 $        49 $                   --
 Agricultural........    --    --                 --    --         --          --                     --
                      ----- ----- ------------------ ----- ---------- ----------- ----------------------
TOTAL MORTGAGE LOANS. $  -- $  -- $               -- $  -- $       49 $        49 $                   --
                      ===== ===== ================== ===== ========== =========== ======================
December 31, 2011

 Commercial.......... $  -- $  -- $               -- $  -- $       80 $        80 $                   --
 Agricultural........    --    --                 --    --         47          47                     --
                      ----- ----- ------------------ ----- ---------- ----------- ----------------------
Total Mortgage Loans. $  -- $  -- $               -- $  -- $      127 $       127 $                   --
                      ===== ===== ================== ===== ========== =========== ======================

   The following table provides information relating to impaired loans at December 31, 2012 and 2011, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                      UNPAID                       AVERAGE        INTEREST
                                        RECORDED     PRINCIPAL     RELATED         RECORDED        INCOME
                                       INVESTMENT     BALANCE     ALLOWANCE     INVESTMENT/(1)/  RECOGNIZED
                                     -------------- ----------- -------------  ----------------- ----------
                                                                 (IN MILLIONS)
DECEMBER 31, 2012

With no related allowance recorded:
 Commercial mortgage loans -- other. $           -- $        -- $          --  $              -- $       --
 Agricultural mortgage loans........             --          --            --                 --         --
                                     -------------- ----------- -------------  ----------------- ----------
TOTAL............................... $           -- $        -- $          --  $              -- $       --
                                     ============== =========== =============  ================= ==========
With related allowance recorded:
 Commercial mortgage loans -- other. $           10 $        10 $          (4) $              10 $       --
 Agricultural mortgage loans........             --          --            --                 --         --
                                     -------------- ----------- -------------  ----------------- ----------
TOTAL............................... $           10 $        10 $          (4) $              10 $       --
                                     ============== =========== =============  ================= ==========
December 31, 2011

With no related allowance recorded:
 Commercial mortgage loans -- other. $           -- $        -- $          --  $              -- $       --
 Agricultural mortgage loans........             --          --            --                 --         --
                                     -------------- ----------- -------------  ----------------- ----------
Total............................... $           -- $        -- $          --  $              -- $       --
                                     ============== =========== =============  ================= ==========
With related allowance recorded:
 Commercial mortgage loans -- other. $           10 $        10 $          (3) $              10 $       --
 Agricultural mortgage loans........             --          --            --                 --         --
                                     -------------- ----------- -------------  ----------------- ----------
Total............................... $           10 $        10 $          (3) $              10 $       --
                                     ============== =========== =============  ================= ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Investments

   MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2012 and 2011 were $2 million and $2 million, respectively.

   The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                                              2012          2011
                                                          ------------  -----------
                                                                (IN MILLIONS)
Balance at January 1,.................................... $         72  $        76
Equity in net earnings (loss)............................            2           (2)
Impact of repurchase/issuance of AllianceBernstein Units.           (2)           2
Dividends received.......................................           (3)          (4)
                                                          ------------  -----------
Balance at December 31,.................................. $         69  $        72
                                                          ============  ===========

   Derivatives

   The tables below present quantitative disclosures about MLOA's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY

                                                              FAIR VALUE
                                                        -----------------------
                                                                                 GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES  EARNINGS (LOSS)
                                             ---------- ----------- ----------- ----------------
AT OR FOR THE YEAR ENDED DECEMBER 31, 2012:                     (IN MILLIONS)
     FREESTANDING DERIVATIVES:
     Equity contracts:/(1)/
      Options............................... $       29 $        2  $        1  $             --
                                                                                ----------------
     NET INVESTMENT INCOME (LOSS)...........                                                  --
                                                                                ----------------

     EMBEDDED DERIVATIVES:
     GMIB reinsurance contracts/(2)/........         --          7          --                (2)
                                             ---------- ----------  ----------  ----------------

     Balances, December 31, 2012............ $       29 $        9  $        1  $             (2)
                                             ========== ==========  ==========  ================

At or For the Year Ended December 31, 2011:
     Freestanding derivatives:
     Equity contracts:/(1)/
      Options............................... $        3 $       --  $       --  $             --
                                                                                ----------------
     Net investment income (loss)...........                                                  --
                                                                                ----------------

     Embedded derivatives:
     GMIB reinsurance contracts/(2)/........         --          9          --                 7
                                             ---------- ----------  ----------  ----------------
     Balances, December 31, 2011............ $        3 $        9  $       --  $              7
                                             ========== ==========  ==========  ================

  /(1)/Reported in Other invested assets in MLOA's balance sheets. /(2)/Reported in Other assets in MLOA's balance sheets.

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                    2012         2011         2010
                                -----------  -----------  ------------
                                             (IN MILLIONS)
Fixed maturities............... $        97  $       102  $        106
Mortgage loans on real estate..           9           10            10
Policy loans...................           8            8             8
Other equity investments.......          --           --            (1)
                                -----------  -----------  ------------
Gross investment income (loss).         114          120           123
Investment expenses............          (4)          (4)           (4)
                                -----------  -----------  ------------
Net Investment Income (Loss)... $       110  $       116  $        119
                                ===========  ===========  ============

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                               2012         2011         2010
                                                            ----------  -----------  ------------
                                                                        (IN MILLIONS)
Fixed maturities........................................... $       (5) $        (2) $        (47)
Impact of (repurchase) issuance of AllianceBernstein Units.         (2)           2            (2)
Mortgage loans on real estate..............................          2           (1)            1
                                                            ----------  -----------  ------------
Investment Gains (Losses), Net............................. $       (5) $        (1) $        (48)
                                                            ==========  ===========  ============

4) VALUE OF BUSINESS ACQUIRED

   The following table presents MLOA's VOBA asset at December 31, 2012 and 2011:

                      GROSS      ACCUMULATED
                     CARRYING   AMORTIZATION
                      AMOUNT    AND OTHER/(1)/       NET
                   ------------ -------------  ---------------
                                  (IN MILLIONS)
VOBA
DECEMBER 31, 2012. $        416 $        (313) $           103
                   ============ =============  ===============
December 31, 2011. $        416 $        (319) $            97
                   ============ =============  ===============

  /(1)/Includes reactivity to unrealized investment gains (losses) and impact of the December 31, 2005 modified coinsurance ("MODCO") recapture.

   For 2012 and 2011, negative amortization expense related to VOBA was $(13) million and $(10) million. For 2010, amortization expense related to VOBA was $27 million. VOBA amortization is estimated to range between $19 million and $13 million annually through 2017.

5) FAIR VALUE DISCLOSURES

   Assets measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2012 and 2011, no assets were required to be measured at fair value on a non-recurring basis.

                            FAIR VALUE MEASUREMENTS

                                           LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
                                         ------------ --------------- ------------- ---------------
DECEMBER 31, 2012
-----------------                                              (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................ $         -- $         1,684 $          35 $         1,719
   U.S. Treasury, government and agency.           --             113            --             113
   States and political subdivisions....           --              28            --              28
   Foreign governments..................           --               2            --               2
   Commercial mortgage-backed...........           --              --            35              35
   Residential mortgage-backed/(1)/.....           --              20            --              20
   Asset-backed/(2)/....................           --               5             6              11
   Redeemable preferred stock...........           37              61            --              98
                                         ------------ --------------- ------------- ---------------
     Subtotal...........................           37           1,913            76           2,026
                                         ------------ --------------- ------------- ---------------
 Other equity investments...............            1              --            --               1
Cash equivalents........................          145              --            --             145
GMIB reinsurance contracts..............           --              --             7               7
Separate Accounts' assets...............        1,623              15            --           1,638
                                         ------------ --------------- ------------- ---------------
   Total Assets......................... $      1,806 $         1,928 $          83 $         3,817
                                         ============ =============== ============= ===============

December 31, 2011
-----------------
Assets:
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................ $         -- $         1,659 $          34 $         1,693
   U.S. Treasury, government and agency.           --             105            --             105
   States and political subdivisions....           --              22            --              22
   Foreign governments..................           --               4            --               4
   Commercial mortgage-backed...........           --              --            29              29
   Residential mortgage-backed/(1)/.....           --              28            --              28
   Asset-backed/(2)/....................           --               5             5              10
   Redeemable preferred stock...........           19              57            --           76102
                                         ------------ --------------- ------------- ---------------
     Subtotal...........................           19           1,880            68           1,967
                                         ------------ --------------- ------------- ---------------
 Other equity investments...............            1              --            --               1
Cash equivalents........................           57              --            --              57
GMIB reinsurance contracts..............           --              --             9               9
Separate Accounts' assets...............        1,589              15            --           1,604
                                         ------------ --------------- ------------- ---------------
   Total Assets......................... $      1,666 $         1,895 $          77 $         3,638
                                         ============ =============== ============= ===============

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2012, AFS fixed maturities with fair values of $3 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2012.

   In 2011, AFS fixed maturities with fair values of $5 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $22 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.0% of total equity at December 31, 2011.

   The table below presents a reconciliation for all Level 3 assets at December 31, 2012 and 2011, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                     COMMERCIAL               REDEEMABLE     GMIB
                                                                     MORTGAGE-      ASSET-    PREFERRED   REINSURANCE
                                                     CORPORATE         BACKED       BACKED      STOCK      CONTRACTS
                                                  ---------------  -------------  ----------- ----------- -----------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2012......................... $            34  $          29  $         5 $        -- $         9
Total gains (losses), realized and unrealized,
  included in:
   Earnings (loss) as:
     Net investment income (loss)................              --             --           --          --          --
     Investment gains (losses), net..............               1             (7)          --          --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................              --             --           --          --          (2)
                                                  ---------------  -------------  ----------- ----------- -----------
       Subtotal..................................               1             (7)          --          --          (2)
                                                  ---------------  -------------  ----------- ----------- -----------
Other comprehensive income (loss)................              --             13            1          --          --
Purchases........................................              --             --           --          --          --
Sales............................................              (3)            --           --          --          --
Transfers into Level 3/(2)/......................               3             --           --          --          --
                                                  ---------------  -------------  ----------- ----------- -----------
BALANCE, DECEMBER 31, 2012/(1)/.................. $            35  $          35  $         6 $        -- $         7
                                                  ===============  =============  =========== =========== ===========

BALANCE, JANUARY 1, 2011......................... $            19  $          36  $         5 $        -- $         2
Total gains (losses), realized and unrealized
  included in:
   Earnings (loss) as:
     Net investment income (loss)................              --             --           --          --          --
     Investment gains (losses), net..............              --             (1)          --          --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................              --             --           --          --           7
                                                  ---------------  -------------  ----------- ----------- -----------
       Subtotal.................................. $            --  $          (1) $        -- $        -- $         7
                                                  ---------------  -------------  ----------- ----------- -----------
Other comprehensive income (loss)................              (2)            (3)          --          --          --
Sales............................................              (1)            (3)          --          --          --
Transfers into Level 3/(2)/......................              22             --           --          --          --
Transfers out of Level 3/(2)/....................              (4)            --           --          --          --
                                                  ---------------  -------------  ----------- ----------- -----------
BALANCE, DECEMBER 31, 2011/(1)/.................. $            34  $          29  $         5 $        -- $         9
                                                  ===============  =============  =========== =========== ===========

   /(1)/There were no U.S. Treasury, government and agency; State and political subdivisions; Foreign governments; Residential mortgage-backed securities; Other equity investments; or Separate Accounts' assets classified as Level 3 at December 31, 2012 and 2011.
   /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2012 and 2011 by category for Level 3 assets still held at December 31, 2012 and 2011, respectively.

                                                                       EARNINGS (LOSS)
                                                   ------------------------------------------------------
                                                                              INCREASE
                                                      NET      INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT    GAINS      FAIR VALUE OF
                                                     INCOME    (LOSSES),     REINSURANCE
                                                     (LOSS)       NET         CONTRACTS           OCI
                                                   ----------- ---------- -----------------  ------------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2012
STILL HELD AT DECEMBER 31, 2012:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Commercial mortgage-backed...................          --         --                --            13
     Other fixed maturities, available-for-sale...          --         --                --             1
                                                   ----------- ---------- -----------------  ------------
       Subtotal................................... $        -- $       -- $              --  $         14
                                                   ----------- ---------- -----------------  ------------
   GMIB reinsurance contracts.....................          --         --                (2)           --
                                                   ----------- ---------- -----------------  ------------
       Total...................................... $        -- $       -- $              (2) $         14
                                                   =========== ========== =================  ============
Level 3 Instruments
Full Year 2011
Still Held at December 31, 2011:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Commercial mortgage-backed...................          --         --                --            (4)
     Other fixed maturities, available-for-sale...          --         --                --            (2)
                                                   ----------- ---------- -----------------  ------------
       Subtotal................................... $        -- $       -- $              --  $         (6)
                                                   ----------- ---------- -----------------  ------------
     GMIB reinsurance contracts...................          --         --                 7            --
                                                   ----------- ---------- -----------------  ------------
       Total...................................... $        -- $       -- $               7  $         (6)
                                                   =========== ========== =================  ============

   /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents and Separate Accounts' assets at December 31, 2012 and 2011.

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2012

                                           FAIR           VALUATION                   SIGNIFICANT
                                           VALUE          TECHNIQUE               UNOBSERVABLE INPUT                RANGE
                                        ------------ --------------------- ---------------------------------- -----------------
                                                                             (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate........................... $         11 Matrix pricing model  Spread over the industry-specific benchmark yield curve  600 BPS - 650 BPS
-------------------------------------------------------------------------------------------------------------------------------
   Commercial mortgage-backed..........           35 Discounted Cash flow              Constant default rate    3.0% - 25.0%
                                                                                      Probability of default        55.0%
                                                                                               Loss severity        49.0%
                                                                                               Discount rate   3.72% - 13.42%
-------------------------------------------------------------------------------------------------------------------------------
GMIB reinsurance contracts.............            7 Discounted Cash flow                        Lapse Rates    2.5% - 27.5%
                                                                                            Withdrawal Rates        3.5%
                                                                                      GMIB Utilization Rates    0.0% - 15.0%
                                                                                        Non-performance risk      13.5 BPS
                                                                                  Volatility rates -- Equity    24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------------------

   Excluded from the table above are approximately $30 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by MLOA and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 39.5% of total assets classified as Level 3 and represent only 0.8% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in MLOA's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above are approximately $11 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 at December 31, 2012 that is determined by application of a matrix pricing model, representing approximately 31.4% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which MLOA applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent MLOA has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of MLOA's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The carrying values and fair values at December 31, 2012 and December 31, 2011 for financial instruments not otherwise disclosed in Note 3 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                       DECEMBER 31, 2012
                                                 --------------------------------------------------------------
                                                                                 FAIR VALUE
                                                   CARRYING   -------------------------------------------------
                                                    VALUE       LEVEL 1     LEVEL 2      LEVEL 3       TOTAL
                                                 ------------ ----------- ------------ ------------ -----------
                                                                         (IN MILLIONS)
Mortgage loans on real estate................... $         45 $        -- $         -- $         46 $        46
Policyholders liabilities: Investment contracts.          200          --           --          223         223

                                                        December 31, 2011
                                                   ----------------------------
                                                      Carrying        Fair
                                                       Value          Value
                                                   -------------- -------------
                                                          (In Millions)
Mortgage loans on real estate..................... $          124 $         130
Policyholders liabilities -- Investment contracts.            229           242

6) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB and GMIB

   MLOA has certain variable annuity contracts with GMDB and GMIB features-in-force that guarantee one of the following:

     . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

     . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

     . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

     . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                   GMDB             GMIB           TOTAL
                              --------------  ---------------  -------------
                                               (IN MILLIONS)
Balance at January 1, 2010... $            5  $             3  $           8
 Paid guarantee benefits.....             (2)              --             (2)
 Other changes in reserve....              3               (1)             2
                              --------------  ---------------  -------------
Balance at December 31, 2010.              6                2              8
 Paid guarantee benefits.....             (2)              --             (2)
 Other changes in reserve....              3               --              3
                              --------------  ---------------  -------------
Balance at December 31, 2011.              7                2              9
 Paid guarantee benefits.....             (2)              --             (2)
 Other changes in reserve....              3               --              3
                              --------------  ---------------  -------------
Balance at December 31, 2012. $            8  $             2  $          10
                              ==============  ===============  =============

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2010... $          3
 Paid guarantee benefits.....           (1)
 Other changes in reserve....            1
                              ------------
Balance at December 31, 2010.            3
 Other changes in reserve....            1
                              ------------
Balance at December 31, 2011.            4
 Paid guarantee benefits.....           --
 Other changes in reserve....            1
                              ------------
Balance at December 31, 2012. $          5
                              ============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2012 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                          RETURN OF
                                                           PREMIUM       RATCHET     ROLL-UP     COMBO       TOTAL
                                                       --------------  ----------  ----------  --------  ------------
                                                                            (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $          121  $      186  $      N/A  $     30  $        337
   Separate Accounts.................................. $          309  $      391  $      N/A  $     59  $        759
 Net amount at risk, gross............................ $            5  $       48  $      N/A  $     17  $         70
 Net amount at risk, net of amounts reinsured......... $            5  $       43  $      N/A  $     --  $         48
 Average attained age of contractholders..............           66.1        66.4         N/A      66.1          66.3
 Percentage of contractholders over age 70............           25.6%       25.7%        N/A      25.0%         25.6%
 Contractually specified interest rates...............            N/A         N/A         N/A       5.0%          5.0%

GMIB:
 Account values invested in:
   General Account....................................            N/A         N/A  $       30  $    N/A  $         30
   Separate Accounts..................................            N/A         N/A  $       59  $    N/A  $         59
 Net amount at risk, gross............................            N/A         N/A  $        3  $    N/A  $          3
 Net amount at risk, net of amounts reinsured.........            N/A         N/A  $       --  $    N/A  $         --
 Weighted average years remaining until annuitization.            N/A         N/A         1.7       N/A           1.7
 Contractually specified interest rates...............            N/A         N/A         5.0%      N/A           5.0%

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                   DECEMBER 31,
              ----------------------
                 2012        2011
              ----------- ----------
                  (IN MILLIONS)
GMDB:
Equity....... $       643 $      685
Fixed income.          73         89
Balanced.....          15         16
Other........          28         34
              ----------- ----------
Total........ $       759 $      824
              =========== ==========

GMIB:
Equity....... $        47 $       54
Fixed income.           9         12
Other........           3          4
              ----------- ----------
Total........ $        59 $       70
              =========== ==========

   C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
      Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At
   December 31, 2012 and 2011, MLOA had liabilities of $1 million and $1 million, respectively, for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders' liabilities.

7) REINSURANCE

   MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA maintains a maximum of $4 million on single-life policies and $6 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million on single-life policies and $25 million on second-to-die policies. For amounts applied in excess of those limits, MLOA seeks reinsurance from unaffiliated third parties. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with GMDB in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider were similarly reinsured. The GMIB was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 and 2011 were $7 million and $9 million, respectively. The increases (decreases) in estimated fair value were $(2) million, $7 million and $1 million for 2012, 2011 and 2010, respectively.

   At December 31, 2012 and 2011, respectively, reinsurance recoverables related to insurance contracts amounted to $158 million and $136 million, of which $53 million in 2012 and $56 million in 2011 related to one specific reinsurer, which is rated AA- with the remainder of the reinsurers rated BBB and above or not rated. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. MLOA evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   The following table summarizes the effect of reinsurance:

                                                                       2012         2011         2010
                                                                   -----------  -----------  -----------
                                                                               (IN MILLIONS)
Direct premiums................................................... $        56  $        68  $        66
Assumed...........................................................           2            2            2
Reinsurance ceded.................................................         (26)         (28)         (29)
                                                                   -----------  -----------  -----------
Premiums.......................................................... $        32  $        42  $        39
                                                                   ===========  ===========  ===========
Variable Life and Investment-type Product Policy Fee Income Ceded. $        29  $        31  $        31
                                                                   ===========  ===========  ===========
Policyholders' Benefits Ceded..................................... $        84  $        39  $        43
                                                                   ===========  ===========  ===========

8) RELATED PARTY TRANSACTIONS

   In August 2012, MLOA sold its entire portfolio of agricultural mortgage loans on real estate to AXA Equitable, an affiliate, in exchange for $42 million dollars in cash. MLOA recorded a pre-tax net realized gain of $3 million related to the sale.

   Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $57 million, $54 million and $53 million for 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, respectively, MLOA reported a $23 million and $11 million payable to AXA Equitable in connection with its service agreement.

   Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. Beginning in 2008 AXA Global Life, in turn, retrocedes a quota share portion of these risks to MLOA on a one-year term basis. Premiums and experience refunds earned in 2012, 2011 and 2010 under this arrangement totaled approximately $1 million, $2 million and $2 million, respectively. Claims and expenses paid in 2012, 2011 and 2010 were $1 million, $1 million and $2 million, respectively.

   MLOA cedes a portion of its life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums paid in 2012, 2011 and 2010 to AXA Equitable totaled approximately $570,437, $426,414 and $395,877, respectively. Claims and expenses in 2012, 2011 and 2010 were $0, $0 and $894,972, respectively.

   As more fully described in Note 7, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA RE Arizona Company (formerly AXA Bermuda, which during second quarter 2012, redomesticated from Bermuda to Arizona and changed its name to AXA RE Arizona Company) ("AXA Arizona"). MLOA reported $317,488, $334,772 and $361,422 of ceded premiums for 2012, 2011 and 2010, respectively.

   In 2012, 2011 and 2010, respectively, MLOA paid AXA Distribution and its subsidiaries $11 million, $36 million and $31 million of commissions and fees for sales of insurance products. MLOA charged AXA Distribution's subsidiaries $25 million, $3 million and $3 million, respectively, for their applicable share of operating expenses in 2012, 2011 and 2010, pursuant to the Agreements for Services.

   In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $2 million, $2 million and $2 million for 2012, 2011 and 2010, respectively.

9) SHARE-BASED COMPENSATION

   For 2012, 2011 and 2010, respectively, MLOA recognized compensation costs of $3 million, $1 million and $3 million, for share-based payment arrangements and approximately $177,000, $280,000 and $431,000 related to employee stock options.

   At December 31, 2012, approximately $117,000 of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 0.8 years.

   AXA MILES PROGRAM. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired. Half of each AXA Miles grant, or 25 AXA Miles, are further subject to vesting conditions based on achievement of improvements in specific AXA performance metrics. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect change in respect of the expectation for meeting the predefined performance conditions. In 2012, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $94,300.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and financial professional of AXA for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $700,000, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, MLOA recognized compensation expense of approximately $53,000 and $113,000 in respect of this grant of AXA Miles.

10)INCOME TAXES

   A summary of the income tax (expense) benefit in the statements of earnings
   (loss) follows:

                                  2012         2011        2010
                               ----------  -----------  ---------
                                          (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $       (4) $        39  $     (24)
 Deferred (expense) benefit...         (2)         (38)        35
                               ----------  -----------  ---------
Total......................... $       (6) $         1  $      11
                               ==========  ===========  =========

   The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                   2012          2011       2010
                              -------------  -----------  ---------
                                          (IN MILLIONS)
Tax at statutory rate........ $         (15) $       (26) $      10
Dividends received deduction.             2            2          1
Tax settlement...............             9            7         --
Valuation allowance..........            --           19         --
Other........................            (2)          (1)        --
                              -------------  -----------  ---------
Income Tax (Expense) Benefit. $          (6) $         1  $      11
                              =============  ===========  =========

   MLOA recognized a tax benefit in 2012 of $9 million related to the settlement with the IRS of the audit for tax years 2004 - 2007. The tax benefit for 2011 reflected a benefit in the amount of $19 million related to the determination that the valuation allowance previously established on deferred tax assets related to net operating loss carry forwards was no longer necessary and a $7 million benefit in settlement of refund claims for tax years 1994 - 1997.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2012        December 31, 2011
                                      ------------------------ -----------------------
                                         ASSETS    LIABILITIES   Assets    Liabilities
                                      ------------ ----------- ----------- -----------
                                                       (IN MILLIONS)
Reserves and reinsurance............. $         -- $        21 $        -- $       37
DAC..................................           --          46          --         26
VOBA.................................           --          34          --         34
Investments..........................           --          25          --          6
Goodwill and other intangible assets.           --           9          --          7
NOL and Credits......................           --          --           6         --
Other................................            8          --          --          6
                                      ------------ ----------- ----------- ----------
Total................................ $          8 $       135 $         6 $      116
                                      ============ =========== =========== ==========

   MLOA does not provide income taxes on the undistributed earnings related to its investment in AllianceBernstein units except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2012, $6 million of accumulated undistributed earnings related to its investment in AllianceBernstein units were permanently invested. At existing applicable income tax rates, additional taxes of approximately $2 million would need to be provided if such earnings were remitted.

   At December 31, 2012 and 2011, respectively, the total amount of unrecognized tax benefits were $5 million and $20 million, all of which would affect the effective tax rate.

   MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2012 and 2011 were $1 million and $3 million, respectively. Tax (expense) benefit for 2012 reflected a benefit of $2 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                 2012       2011      2010
                                             -----------  --------- ---------
                                                      (IN MILLIONS)
Balance, beginning of year.................. $        17  $      16 $      15
Additions for tax positions of prior years..           1          1         1
Reductions for tax positions of prior years.          (2)        --        --
Settlements with tax authorities............         (12)        --        --
                                             -----------  --------- ---------
Balance, End of Year........................ $         4  $      17 $      16
                                             ===========  ========= =========

   In 2012, the IRS concluded its examination of the tax returns of MONY Life and its subsidiaries from the date of its acquisition by AXA Financial in 2004 through 2007. The completion of this examination resulted in the release of $12 million of unrecognized tax benefits for MLOA. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

11)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on investments that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                       DECEMBER 31,
                                                              -------------------------------
                                                                2012       2011       2010
                                                              --------- ---------- ----------
                                                                       (IN MILLIONS)
Unrealized gains (losses) on investments, net of adjustments. $      82 $       55 $       45
                                                              --------- ---------- ----------
Total Accumulated Other Comprehensive Income (Loss).......... $      82 $       55 $       45
                                                              ========= ========== ==========

   The components of OCI for the past three years follow:

                                                                                     DECEMBER 31,
                                                                        -------------------------------------
                                                                           2012         2011          2010
                                                                        ----------  ------------  -----------
                                                                                    (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year................. $       43  $         34  $        51
 (Gains) losses reclassified into net earnings (loss) during the year..          5             2           47
                                                                        ----------  ------------  -----------
Net unrealized gains (losses) on investments...........................         48            36           98
Adjustments for DAC and VOBA and deferred income tax (expense) benefit.        (21)          (26)         (42)
                                                                        ----------  ------------  -----------
Other Comprehensive Income (Loss)...................................... $       27  $         10  $        56
                                                                        ==========  ============  ===========

12)LITIGATION

   INSURANCE LITIGATION

   MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   INSURANCE REGULATORY MATTERS

   MLOA is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. MLOA, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, MLOA is under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In addition, a number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the U.S. Social Security Administration's Death Master File or similar database, claims processing and payments to beneficiaries. In December 2012, MLOA received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to MLOA's relevant procedures. MLOA expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, MLOA, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   In addition to the matters descried above, a number of lawsuits, claims and assessments have been filed against life and health insurers in the jurisdictions in which MLOA does business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. MLOA, like other life and health insurers, from time to time is involved in such matters. Some of these matters filed against MLOA have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters cannot be predicted with certainty, MLOA's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the financial position of MLOA. MLOA's management cannot make an estimate of loss, if any, or predict whether or not such litigations and regulatory matters will have a material adverse effect on MLOA's results of operations in any particular period.

13)STATUTORY FINANCIAL INFORMATION

   MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2012, 2011 and 2010, MLOA's statutory net income (loss) was $33 million, $35 million and $(19) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $295 million and $225 million at December 31, 2012 and 2011, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2012, 2011 and 2010.

   At December 31, 2012, MLOA, in accordance with various government and state regulations, had $5 million of securities on deposit with such government or state agencies.

   At December 31, 2012 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2012.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily:
   (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting.

14)SUBSEQUENT EVENT (UNAUDITED)

   On April 10, 2013, MLOA entered into an agreement with Protective Life Insurance Company ("Protective Life") to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. Upon the closing of the agreement, MLOA will receive consideration totaling $373 million. The transaction, which is subject to regulatory approvals and the satisfaction of other customary conditions, is expected to close in 2013.

Appendix I

--------------------------------------------------------------------------------

                         DEATH BENEFIT PERCENTAGE FOR
                  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

---------------------------------------------------------------------------------
             ATTAINED AGE                         APPLICABLE PERCENTAGE
---------------------------------------------------------------------------------
             40 and Under                                 250%
---------------------------------------------------------------------------------
                  41                                       243
---------------------------------------------------------------------------------
                  42                                       236
---------------------------------------------------------------------------------
                  43                                       229
---------------------------------------------------------------------------------
                  44                                       222
---------------------------------------------------------------------------------
                  45                                       215
---------------------------------------------------------------------------------
                  46                                       209
---------------------------------------------------------------------------------
                  47                                       203
---------------------------------------------------------------------------------
                  48                                       197
---------------------------------------------------------------------------------
                  49                                       191
---------------------------------------------------------------------------------
                  50                                       185
---------------------------------------------------------------------------------
                  51                                       178
---------------------------------------------------------------------------------
                  52                                       171
---------------------------------------------------------------------------------
                  53                                       164
---------------------------------------------------------------------------------
                  54                                       157
---------------------------------------------------------------------------------
                  55                                       150
---------------------------------------------------------------------------------
                  56                                       146
---------------------------------------------------------------------------------
                  57                                       142
---------------------------------------------------------------------------------
                  58                                       138
---------------------------------------------------------------------------------
                  59                                       134
---------------------------------------------------------------------------------
                  60                                       130
---------------------------------------------------------------------------------
                  61                                       128
---------------------------------------------------------------------------------
                  62                                       126
---------------------------------------------------------------------------------
                  63                                       124
---------------------------------------------------------------------------------
                  64                                       122
---------------------------------------------------------------------------------
                  65                                       120
---------------------------------------------------------------------------------
                  66                                       119
---------------------------------------------------------------------------------
                  67                                       118
---------------------------------------------------------------------------------
                  68                                       117
---------------------------------------------------------------------------------
                  69                                       116
---------------------------------------------------------------------------------
                  70                                       115
---------------------------------------------------------------------------------
                  71                                       113
---------------------------------------------------------------------------------
                  72                                       111
---------------------------------------------------------------------------------
                  73                                       109
---------------------------------------------------------------------------------
                  74                                       107
---------------------------------------------------------------------------------
                 75-90                                     105
---------------------------------------------------------------------------------
                  91                                       104
---------------------------------------------------------------------------------
                  92                                       103
---------------------------------------------------------------------------------
                  93                                       102
---------------------------------------------------------------------------------
                94-100                                     101
---------------------------------------------------------------------------------

                                  APPENDIX I

Appendix II

--------------------------------------------------------------------------------

                        GUARANTEED DEATH BENEFIT RIDER
                MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 75 GUARANTEE PERIOD

                                                                       MONTHLY
                                                                      GUARANTEE
                                                                       PREMIUM
                                                                      ---------
Specified Amount = $200.00

Male age 45 Preferred Nonsmoker                                        $257.33
   Death Benefit Option 1

Female age 45 Preferred Nonsmoker                                      $214.83
   Death Benefit Option 1

Male age 45 Standard Smoker                                            $346.83
   Death Benefit Option 1

Male age 45 Preferred Nonsmoker                                        $257.33
   Death Benefit Option 2

Male age 35 Preferred Nonsmoker                                        $137.17
   Death Benefit Option 1

Male age 55 Preferred Nonsmoker                                        $417.50
   Death Benefit Option 1

                                  APPENDIX II

Appendix III

--------------------------------------------------------------------------------

                        GUARANTEED DEATH BENEFIT RIDER
                MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
                 BENEFIT RIDER WITH LIFETIME GUARANTEE PERIOD

                                                                       MONTHLY
                                                                      GUARANTEE
                                                                       PREMIUM
                                                                      ---------
Specified Amount = $200.00

Male age 45 Preferred Nonsmoker                                        $295.19
   Death Benefit Option 1

Female age 45 Preferred Nonsmoker                                       247.16
   Death Benefit Option 1

Male age 45 Standard Smoker                                             398.48
   Death Benefit Option 1

Male age 45 Preferred Nonsmoker                                         295.19
   Death Benefit Option 2

Male age 35 Preferred Nonsmoker                                         182.22
   Death Benefit Option 1

Male age 55 Preferred Nonsmoker                                         502.22
   Death Benefit Option 1

                                     III-1

                                 APPENDIX III

                                    PART II

                  (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                          UNDERTAKING TO FILE REPORTS

       Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

       The By-Laws of MONY Life Insurance Company of America provide, in
Article VI as follows:

       SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

       The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

       SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

       The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

       The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Zurich Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company and AXIS Insurance Company. The annual limit on such policies is $100 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

       Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

       This Registration Statement comprises the following papers and documents:

          The Facing Sheet.

          The Prospectus consisting of 206 pages.

          The undertaking to file reports.

          The signatures.

Written consents of the following persons:

       a. Opinion and consent of Counsel

       b. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

       (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

       (2) Not applicable.

       (3)(a) Wholesale Distribution Agreement dated April 1, 2005 by and Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

       (b) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC., incorporated herein by reference to Exhibit No. 3(i) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

       (c) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to Exhibit No. 3(j) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

       (d) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form S-1 (File No. 333-180068), filed on March 13, 2011.

       (d)(i) First Amendment dated as of August 1, 2006 to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

       (d)(ii) Second Amendment dated as of April 1, 2008 to General Agent Sales Agreement dated as of April 1, 2008 by and between MONY Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to Exhibit (d) (ii) to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

       (e) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form S-1 (File No. 333-180068), filed on March 13, 2011.

       (4) Not applicable.

       (5) Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 33-82570) filed on August 8, 1994.

       (6)(a) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

       (6)(b) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

       (7) Not applicable.

       (8)(a) Form of agreement to purchase shares, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

          (b) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference to Exhibit 10.2 to registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.

          (c) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

          (d) Participation Agreement dated January 1, 1997 between Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

      (i) Amendment to Fund Participation Agreement dated May 15, 2002 by and between the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

          (e) Participation Agreement dated July 12, 2000 between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

      (i) Amendment to Participation Agreement dated May 1, 2003, between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

       (9) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to registration statement (File
No. 333-104162) filed on April 28, 2005.

       (10)(a) Application Form for Flexible Premium Variable Universal Life insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

          (b) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

       (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2002.

2. Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, filed herewith.

3.   No financial statements have been omitted from the prospectus.

4.   Not applicable.

5.   Not applicable.

6.   Powers of Attorney, filed herewith.

7.   Consent of PricewaterhouseCoopers LLP, filed herewith.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under the Securities Act of 1933 and have duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 25th day of April, 2013.

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2013.

                                     MONY America Variable Account L of
                                     MONY Life Insurance Company of America
                                                (Registrant)

                                     By:  MONY Life Insurance Company of America
                                                       (Depositor)

                                     By:  /s/ Dodie Kent
                                          -----------------------------------
                                          Dodie Kent
                                          Vice President and Associate
                                          General Counsel

*By: /s/ Dodie Kent
----------------------------
     Dodie Kent, Attorney-in-Fact
     Pursuant to Power of Attorney

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 25th day of April, 2013.

                            MONY Life Insurance Company of America
                                              (Registrant)

                            By:  /s/ Dodie Kent
                                 ---------------------------------------
                                 Dodie Kent
                                 Vice President and Associate General Counsel

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                            Chairman of the Board, Chief
                                         Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders Malmstrom                        Senior Executive Vice President and
                                         Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan                        Executive Vice President and Chief
                                         Accounting Officer

*DIRECTORS:

Mark Pearson                 Anthony J. Hamilton  Bertram Scott
Denis Duverne                Peter S. Kraus       Lorie A. Slutsky
Barbara Fallon-Walsh         Andrew J. McMahon    Richard C. Vaughan
Danny L. Hale                Ramon de Oliveira

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 25, 2013

                                 EXHIBIT INDEX

EXHIBIT NO.                                                       TAG VALUES
-----------                                                       ----------

    2        Opinion and consent of Dodie Kent                     EX-99.2

    6        Powers of Attorney                                    EX-99.6

    7        Consent of PricewaterhouseCoopers LLP, independent    EX-99.7
             registered public accounting firm